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                                                                   EXHIBIT 10.26












                INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT



                                     BETWEEN



                           GTE SOUTHWEST INCORPORATED




                                       AND




                             DIGITAL TELEPORT, INC.


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                                TABLE OF CONTENTS

ARTICLE I
       SCOPE AND INTENT OF AGREEMENT.......................................................................... I-1

ARTICLE II
       DEFINITIONS ........................................................................................... II-1

1.     General Definitions.................................................................................... II-1
             1.1     "ACCESS SERVICE REQUEST" ................................................................ II-1
             1.2     "ACT" ................................................................................... II-1
             1.3     "AFFILIATE" ............................................................................. II-1
             1.4     "AMA" ................................................................................... II-1
             1.5     "APPLICABLE LAW" ........................................................................ II-1
             1.6     "AUTOMATIC LOCATION IDENTIFICATION/DATA MANAGEMENT SYSTEM (ALI/DMS)" .................... II-1
             1.7     "AUTOMATIC NUMBER IDENTIFICATION" OR "ANI" .............................................. II-1
             1.8     "BELLCORE" .............................................................................. II-1
             1.9     "BILL-AND-KEEP ARRANGEMENT" ............................................................. II-1
             1.10    "BONA FIDE REQUEST (BFR)" ............................................................... II-2
             1.11    "BUSINESS DAY" .......................................................................... II-2
             1.12    "CENTRAL OFFICE SWITCH" ................................................................. II-2
             1.13    "CENTRALIZED MESSAGE DISTRIBUTION SYSTEM" (CMDS) ........................................ II-2
             1.14    "CLLI CODES" ............................................................................ II-2
             1.15    "COMMERCIAL MOBILE RADIO SERVICES" (CMRS) ............................................... II-2
             1.16    "COMMISSION" ............................................................................ II-2
             1.17    "COMMON CHANNEL SIGNALING" OR "CCS" ..................................................... II-2
             1.18    "COMPETITIVE LOCAL EXCHANGE CARRIER" (CLEC) ............................................. II-2
             1.19    "COMPLIANCE" ............................................................................ II-2
             1.20    "CUSTOMER" .............................................................................. II-2
             1.21    "CUSTOMER USAGE DATA" ................................................................... II-2
             1.22    "DS-1" .................................................................................. II-3
             1.23    "DS-3" .................................................................................. II-3
             1.24    "ELECTRONIC FILE TRANSFER" .............................................................. II-3
             1.25    "EMR".................................................................................... II-3
             1.26    "E-911 SERVICE" ......................................................................... II-3
             1.27    "EXCHANGE SERVICE" ...................................................................... II-3
             1.28    "EIS" OR "EXPANDED INTERCONNECTION SERVICE" ............................................. II-3
             1.29    "FACILITY" .............................................................................. II-3
             1.30    "FCC" ................................................................................... II-3
             1.31    "GENERATOR" ............................................................................. II-3
             1.32    "GTOC" .................................................................................. II-3
             1.33    "GUIDE".................................................................................. II-3
             1.34    "HAZARDOUS CHEMICAL" .................................................................... II-4
             1.35    "HAZARDOUS WASTE" ....................................................................... II-4
             1.36    "IMMINENT DANGER" ....................................................................... II-4
             1.37    "INCUMBENT LOCAL EXCHANGE CARRIER" (ILEC) ............................................... II-4
             1.38    "INTERIM NUMBER PORTABILITY (INP)" ...................................................... II-4
             1.39    "INTERCONNECTION POINT" ("IP") .......................................................... II-4
             1.40    "ISDN USER PART (ISUP)" ................................................................. II-4
             1.41    "IXC" OR "INTEREXCHANGE CARRIER" ........................................................ II-4
             1.42    "INTERNETWORK FACILITIES" OR "INTERCONNECTION FACILITY" ................................. II-4



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
             1.43    "LATA" .................................................................................. II-4
             1.44    "LINE INFORMATION DATA BASE (LIDB)" ..................................................... II-4
             1.45    "LINE SIDE" ............................................................................. II-4
             1.46    "LOCAL EXCHANGE CARRIER" OR "LEC" ....................................................... II-5
             1.47    "LOCAL EXCHANGE ROUTING GUIDE" OR "LERG" ................................................ II-5
             1.48    "LOCAL NUMBER PORTABILITY (LNP)" ........................................................ II-5
             1.49    "LOCAL TRAFFIC" ......................................................................... II-5
             1.50    "MDF" OR "MAIN DISTRIBUTION FRAME" ...................................................... II-5
             1.51    "MEET-POINT BILLING" OR "MPB" ........................................................... II-5
             1.52    "MECAB" ................................................................................. II-5
             1 53    "MECOD" ................................................................................. II-5
             1.54    "MID-SPAN FIBER MEET" ................................................................... II-5
             1.55    "NANP" .................................................................................. II-6
             1.56    "NETWORK ELEMENT" ....................................................................... II-6
             1.57    "NID" OR "NETWORK INTERFACE DEVICE" ..................................................... II-6
             1.58    "NUMBERING PLAN AREA" OR "NPA" .......................................................... II-6
             1.59    "NXX", "NXX CODE", "CENTRAL OFFICE CODE" OR "CO CODE" ................................... II-6
             1.60    "911 SERVICE" ........................................................................... II-6
             1.61    "OWNER AND OPERATOR" .................................................................... II-6
             1 62    "POI" ................................................................................... II-6
             1.63    "POLE ATTACHMENT" ....................................................................... II-6
             1.64    "PROVIDER" .............................................................................. II-6
             1.65    "PUBLIC SAFETY ANSWERING POINT" OR "PSAP" ............................................... II-6
             1.66    "RATE CENTER" ........................................................................... II-7
             1.67    "RIGHT-OF-WAY" OR "ROW" ................................................................. II-7
             1.68    "ROUTING POINT" ......................................................................... II-7
             1.69    "SERVICE CONTROL POINT" OR "SCP" ........................................................ II-7
             1.70    "SERVICE SWITCHING POINT" OR "SSP" ...................................................... II-7
             1.71    "SIGNALING POINT" OR "SP" ............................................................... II-7
             1.72    "SIGNALING SYSTEM 7" OR "SS7" ........................................................... II-7
             1.73    "SIGNAL TRANSFER POINT" OR "STP" ........................................................ II-7
             1.74    "SUBSIDIARY" ............................................................................ II-7
             1.75    "SYNCHRONOUS OPTICAL NETWORK" OR "SONET" ................................................ II-7
             1.76    "SWITCHED ACCESS SERVICE" ............................................................... II-8
             1.77    "TELECOMMUNICATIONS SERVICES" ........................................................... II-8
             1.78    "THIRD PARTY CONTAMINATION" ............................................................. II-8
             1.79    "TRUNK SIDE" ............................................................................ II-8
             1.80    "UNDEFINED TERMS" ....................................................................... II-8
             1.81    "VERTICAL FEATURES" (INCLUDING "CLASS FEATURES") ........................................ II-8
             1.82    "WIRE CENTER" ........................................................................... II-8

ARTICLE III
       GENERAL PROVISIONS..................................................................................... III-1

1.     Scope of General Provisions............................................................................ III-1

2.     Term and Termination................................................................................... III-1
             2.1     Term..................................................................................... III-1
             2.2     Post-Termination Arrangements............................................................ III-1
             2.3     Termination Upon Default................................................................. III-1
             2.4     Termination Upon Sale.................................................................... III-1
             2.5     Liability upon Termination............................................................... III-1


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
3.  Amendments........................................................................................ III-2

4.  Assignment........................................................................................ III-2

5.  Authority......................................................................................... III-2

6.  Responsibility for Payment........................................................................ III-2

7.  Billing and Payment............................................................................... III-2
             7.1     Dispute.......................................................................... III-2
             7.2     Late Payment Charge.............................................................. III-2
             7.3     Due Date......................................................................... III-2
             7.4     Audits........................................................................... III-2

8.  Binding Effect.................................................................................... III-3

9.  Capacity Planning and Forecasting................................................................. III-3

10. Compliance with Laws and Regulations.............................................................. III-3

11. Confidential Information.......................................................................... III-3
             11.1    Identification................................................................... III-3
             11.2    Handling......................................................................... III-3
             11.3    Exceptions....................................................................... III-4
             11.4    Survival......................................................................... III-4

12. Consent    ....................................................................................... III-4

13. Cooperation on Fraud Minimization................................................................. III-4

14. Dispute Resolution................................................................................ III-4
             14.1    Alternative to Litigation........................................................ III-4
             14.2    Negotiations..................................................................... III-5
             14.3    Arbitration...................................................................... III-5
             14.4    Expedited Arbitration Procedures................................................. III-5
             14.5    Costs............................................................................ III-5
             14.6    Continuous Service............................................................... III-6

15. Entire Agreement.................................................................................. III-6

16. Expenses............................................................................. ............ III-6

17. Force Majeure..................................................................................... III-6

18. Good Faith Performance............................................................................ III-6

19. Governing Law..................................................................................... III-6

20. Standard Practices................................................................................ III-6

21. Headings   ....................................................................................... III-6

22. Independent Contractor Relationship............................................................... III-6





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
23. Law Enforcement Interface......................................................................... III-7

24. Liability and Indemnity........................................................................... III-7
             24.1    Indemnification.................................................................. III-7
             24.2    End User and Content-Related Claims.............................................. III-7
             24.3    DISCLAIMER....................................................................... III-8
             24.4    Limitation of Liability.......................................................... III-8
             24.5    Intellectual Property............................................................ III-8

25. Multiple Counterparts............................................................................. III-8

26. No Offer.......................................................................................... III-8

27. No Third Party Beneficiaries...................................................................... III-8

28. Notices........................................................................................... III-8

29. Protection........................................................................................ III-9
             29.1    Impairment of Service............................................................ III-9
             29.2    Resolution....................................................................... III-9

30. Publicity......................................................................................... III-9

31. Regulatory Agency Control......................................................................... III-9

32. Changes in Legal Requirements..................................................................... III-10

33. Effective Date.................................................................................... III-10

34. Regulatory Matters................................................................................ III-10

35. Rule of Construction.............................................................................. III-10

36. Section References................................................................................ III-10

37. Service Standards................................................................................. III-10
             37.1    ................................................................................. III-10
             37.2    ................................................................................. III-10
             37.3    ................................................................................. III-10

38. Severability...................................................................................... III-10

39. Subcontractors.................................................................................... III-10

40. Subsequent Law.................................................................................... III-10

41. Taxes............................................................................................. III-11

42. Trademarks and Trade Names........................................................................ III-11

43. Waiver............................................................................................ III-11





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
44. Environmental Responsibility...................................................................... III-11

45. TBD Prices........................................................................................ III-13

ARTICLE IV
    GENERAL RULES GOVERNING RESOLD SERVICES
    AND UNBUNDLED ELEMENTS............................................................................ IV-1

1.  General .......................................................................................... IV-1

2.  Liability of GTE.................................................................................. IV-1
             2.1     Inapplicability of Tariff Liability.............................................. IV-1
             2.2     DTI Tariffs or Contracts......................................................... IV-1
             2.3     No Liability for Errors.......................................................... IV-1

3.  Unauthorized Changes.............................................................................. IV-1
             3.1     Procedures....................................................................... IV-1
             3.2     Option to Restrict Changes Without Evidence of Authorization..................... IV-2

4.  Impact of Payment of Charges on Service........................................................... IV-2

5.  Unlawful Use of Service........................................................................... IV-2

6.  Timing of Messages................................................................................ IV-3

7.  Procedures For Preordering, Ordering, Provisioning, Etc. ......................................... IV-3

8.  Customer Contacts................................................................................. IV-3

ARTICLE V
    INTERCONNECTION AND TRANSPORT AND TERMINATION OF TRAFFIC.......................................... V-1

1.  Services Covered by This Article.................................................................. V-1
             1.1     Types of Services................................................................ V-1
             1.2     Service Locations for Interconnection Services and Facilities.................... V-1
             1.3     Additional Services or Service Locations......................................... V-1

2.  Billing and Rates................................................................................. V-1
             2.1     Rates and Charges................................................................ V-1
             2.2     Billing.......................................................................... V-1

3.  Transport and Termination of Traffic.............................................................. V-1
             3.1     Traffic to be Exchanged.......................................................... V-1
             3.2     Compensation For Exchange Of Traffic............................................. V-2
             3.3     Tandem Switching Traffic......................................................... V-3
             3.4     Inter-Tandem Switching........................................................... V-3

4.  Direct Network Interconnection.................................................................... V-3
             4.1     Network Interconnection Architecture............................................. V-3
             4.2     Compensation..................................................................... V-4
             4.3     Trunking Requirements............................................................ V-5
             4.4     Network Redesigns Initiated by GTE............................................... V-6



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
             4.5     Interconnection Calling and Called Scopes for the Access Tandem
                     Interconnection and the End Office Interconnection............................... V-6

5.  Indirect Network Interconnection.................................................................. V-6

6.  Number Resources.................................................................................. V-6
             6.1     Number Assignment................................................................ V-6
             6.2     Rate Centers..................................................................... V-6
             6.3     Routing Points................................................................... V-6
             6.4     Code and Numbers Administration.................................................. V-7
             6.5     Programming Switches............................................................. V-7

7.  Interim Number Portability (INP).................................................................. V-7

8.  Meet-Point Billing................................................................................ V-7
             8.1     Meet-Point Arrangements.......................................................... V-7
             8.2     Compensation..................................................................... V-8

9.  Common Channel Signaling.......................................................................... V-8
             9.1     Service Description.............................................................. V-8
             9.2     Signaling Parameters............................................................. V-8
             9.3     Privacy Indicators............................................................... V-8
             9.4     Connection Through STP........................................................... V-8
             9.5     Third Party Signaling Providers.................................................. V-9
             9.6     Multi-Frequency Signaling........................................................ V-9

10. Service Quality and Performance................................................................... V-9

11. Network Outages................................................................................... V-9

ARTICLE VI
    RESALE OF SERVICES................................................................................ VI-1

1.  General........................................................................................... VI-1

2.  Terms and Conditions.............................................................................. VI-1
             2.1     Quality and Performance.......................................................... VI-1
             2.2     Restrictions on Resale........................................................... VI-1
             2.3     Restrictions on Discount of Retail Services...................................... VI-1
             2.4     Resale to Other Carriers......................................................... VI-2

3.  Ordering and Billing.............................................................................. VI-2
             3.1     Local Service Request............................................................ VI-2
             3.2     Certificate of Operating Authority............................................... VI-2
             3.3     Letter of Authorization.......................................................... VI-2
             3.4     Directory Assistance Listings.................................................... VI-2
             3.5     Nonrecurring Charges............................................................. VI-2
             3.6     Transfers Between DTI and Another Reseller of GTE Services....................... VI-2
             3.7     Local Calling Detail............................................................. VI-2
             3.8     Procedures....................................................................... VI-2
             3.9     LIDB............................................................................. VI-2
             3.10    "OLN"............................................................................ VI-3

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
4.  Maintenance....................................................................................... VI-3
             4.1     Maintenance, Testing and Repair.................................................. VI-3
             4.2     Specifics and Procedures for Maintenance......................................... VI-3
             5.1     Description of Local Exchange Services Available for Resale...................... VI-3
             5.2     List of Services Available for Resale............................................ VI-3
             5.3     Rates............................................................................ VI-4
             5.4     Grandfathered Services........................................................... VI-4
             5.5     Access........................................................................... VI-4
             5.6     Operator Services (OS) and Directory Assistance (DA)............................. VI-4

ARTICLE VII
    UNBUNDLED NETWORK ELEMENTS........................................................................ VII-1

1.  General........................................................................................... VII-1

2.  Unbundled Network Elements........................................................................ VII-1
             2.1     Categories....................................................................... VII-1
             2.2     Prices........................................................................... VII-1
             2.3     Interconnection to Unbundled Elements............................................ VII-1
             2.4     Service Quality.................................................................. VII-2

3.  Network Interface Device.......................................................................... VII-2
             3.1     Direct Connection................................................................ VII-2
             3.2     NID to NID Connection............................................................ VII-2
             3.3     Removal of Cable Pairs........................................................... VII-3
             3.4     Maintenance...................................................................... VII-3

4.  Loop Elements..................................................................................... VII-3
             4.1     Service Description.............................................................. VII-3
             4.2     Categories of Loops.............................................................. VII-3
             4.3     Conditioned Loops................................................................ VII-4
             4.4     Features, Functions, Attributes.................................................. VII-4
             4.5     Digital Loop Carrier............................................................. VII-4
             4.6     Unbundled Loop Facility Certification............................................ VII-4
             4.7     Unbundled Loop Facility Notification............................................. VII-5
             4.8     Subloops......................................................................... VII-5

5.  Port and Local Switching Elements................................................................. VII-5
             5.1     Port............................................................................. VII-5
             5.2     Ports Available as Unbundled Network Elements.................................... VII-6
             5.3     Port Prices...................................................................... VII-6
             5.4     ................................................................................. VII-6
             Local Switching.......................................................................... VII-6
             5.5     Compliance with Section.......................................................... VII-6

6.  Transport Facility................................................................................ VII-6
             6.1     Service Description.............................................................. VII-6
             6.2     Categories/Types................................................................. VII-7

7.  SS7 Transport and Signaling....................................................................... VII-7
             7.1     ................................................................................. VII-7

8.  LIDB Services..................................................................................... VII-7

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
9.  Database 800-Type Services........................................................................ VII-7

10. Data Switching.................................................................................... VII-7
             10.1    Access........................................................................... VII-7
             10.2    Nondiscrimination................................................................ VII-7
             10.3    Testing, Monitoring, Administration and Maintenance.............................. VII-7

11. Digital Cross Connect System (DCS)................................................................ VII-7
             11.1    Access........................................................................... VII-7
             11.2    Optional Characteristics......................................................... VII-7
             11.3    Alternate Provisioning........................................................... VII-7
             11.4    Elements......................................................................... VII-7
             11.5    Capabilities..................................................................... VII-8
             11.6    Protection and Performance....................................................... VII-8
             11.7    Provisioning, Administration and Maintenance..................................... VII-8

12. Operator Services (OS) and Directory Assistance (DA).............................................. VII-8
             12.1    Customized Routing............................................................... VII-8

13. Advanced Intelligent Network Access (AIN)......................................................... VII-9

14. Nondiscrimination Provision and Support........................................................... VII-9

15. Provisioning Intervals............................................................................ VII-9

16. Directory Assistance Listing...................................................................... VII-9

ARTICLE VIII
    ADDITIONAL SERVICES AND COORDINATED SERVICE ARRANGEMENTS.......................................... VIII-1

1.  Bona Fide Request Process......................................................................... VIII-1
             1.1     Intent .......................................................................... VIII-1
             1.2     Process ......................................................................... VIII-1

2.  Transfer of Service Announcements................................................................. VIII-1

3.  Misdirected Calls................................................................................. VIII-1
             3.1     ................................................................................. VIII-2
             3.2     ................................................................................. VIII-2

4.  911/E911 Arrangements............................................................................. VIII-2
             4.1     Description of Service........................................................... VIII-2
             4.2     Transport........................................................................ VIII-2
             4.3     Cooperation and Level of Performance............................................. VIII-2
             4.4     Basic 911 and E911 General Requirements.......................................... VIII-2
             4.5     Compensation..................................................................... VIII-6

5.  Information Services Traffic...................................................................... VIII-7
             5.1     Routing.......................................................................... VIII-7
             5.2     Billing and Collection and Information Service Provider (ISP) Remuneration....... VIII-7
             5.3     900-976 Call Blocking............................................................ VIII-7
             5.4     Miscellaneous ................................................................... VIII-7

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
6.  Telephone Relay Service........................................................................... VIII-7

7.  Directory Assistance (DA) and Operator Services (OS).............................................. VIII-7
             7.1     Directory Assistance Calls....................................................... VIII-7
             7.2     Operator Services Calls.......................................................... VIII-8

8.  Directory Assistance Listings Information......................................................... VIII-8
             8.1     ................................................................................. VIII-8
             8.2     ................................................................................. VIII-8
             8.3     ................................................................................. VIII-8

9.  Directory Listings and Directory Distribution..................................................... VIII-8

10. Busy Line Verification and Busy Line Verification Interrupt....................................... VIII-9

11. SAG .............................................................................................. VIII-9

12. Dialing Format Changes............................................................................ VIII-9

13. Operational Support Systems (OSS)................................................................. VIII-9

ARTICLE IX
    COLLOCATION....................................................................................... IX-1

1.  Physical Collocation.............................................................................. IX-1
             1.1     Space Planning................................................................... IX-1
             1.2     Connection to Customer Loops and Ports........................................... IX-1
             1.3     Connection to Other Collocated Carriers.......................................... IX-1
             1.4     Choice of Vendor................................................................. IX-2
             1.5     Monitoring....................................................................... IX-2
             1.6     Phone Service.................................................................... IX-2
             1.7     Intraoffice Diversity............................................................ IX-2
             1.8     DTI Proprietary Information...................................................... IX-2
             1.9     Notification of Modifications.................................................... IX-2
             1.10    Drawings......................................................................... IX-2
             1.11    Construction of Space............................................................ IX-2
             1.12    Connection Equipment............................................................. IX-3
             1.13    Access to DTI Collocation Space.................................................. IX-3

2.  Virtual Collocation............................................................................... IX-4
             2.1     Existing Virtual Collocation..................................................... IX-4
             2.2     Conversion from Physical to Virtual.............................................. IX-4
             2.3     Vendors.......................................................................... IX-4
             2.4     Inspection....................................................................... IX-5

ARTICLE X
    ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS-OF-WAY ............................................... X-1

APPENDIX A
    GTE PERFORMANCE MEASURES (PM)..................................................................... A-1

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
APPENDIX B
    SERVICE MATRIX.................................................................................... B-1

APPENDIX C
    INTERCONNECTION, TELECOMMUNICATIONS SERVICES
    AND FACILITIES AGREEMENT.......................................................................... C-1

APPENDIX D
    RATES AND CHARGES FOR
    TRANSPORT AND TERMINATION OF TRAFFIC.............................................................. D-1

APPENDIX E
    RATES AND CHARGES FOR LOCAL NUMBER PORTABILITY USING RCF.......................................... E-1

APPENDIX F
    SERVICES AVAILABLE FOR RESALE..................................................................... F-2

APPENDIX G
    PRICES FOR UNBUNDLED ELEMENTS..................................................................... G-1

APPENDIX H
    RATES AND CHARGES FOR 911/E911 ARRANGEMENTS....................................................... H-1

APPENDIX I
    SERVICE ORDERING, PROVISIONING, BILLING AND MAINTENANCE........................................... I-1

APPENDIX J
    SS7 SERVICES...................................................................................... J-1

APPENDIX K
    POLE ATTACHMENT AGREEMENT......................................................................... K-1

APPENDIX L
    CONDUIT OCCUPANCY AGREEMENT....................................................................... L-1

APPENDIX M
    RECIPROCAL COMPENSATION FOR CALL TERMINATION...................................................... M-1

APPENDIX 46A
    MCIm TERMS........................................................................................ N-1

APPENDIX 46B
    GTE TERMS......................................................................................... O-1



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



This Interconnection, Resale and Unbundling Agreement (the "Agreement"), is made effective as of ____________ 199__ , by and between GTE Southwest Incorporated, with its address for purposes of this Agreement at 600 Hidden Ridge Drive, Irving, Texas 75038 ("GTE"), and Digital Teleport, Inc., in its capacity as a certified provider of local dial-tone service ("DTI"), with its address for this Agreement at 11111 Dorsett Road, St. Louis, Missouri 63043 (GTE and DTI being referred to collectively as the "Parties" and individually as a "Party"). This Agreement covers services in the State of Texas only (the "State").

WHEREAS, interconnection between competing Local Exchange Carriers ("LECs") is necessary and desirable for the mutual exchange and termination of traffic originating on each LEC's network; and

WHEREAS, the Parties desire to exchange such traffic and related signaling in a technically and economically efficient manner at defined and mutually agreed upon interconnection points; and

WHEREAS, the Parties wish to enter into an agreement to interconnect their respective telecommunications networks on terms that are fair and equitable to both Parties; and

WHEREAS, Section 251 of the Telecommunications Act of 1996 (the "Act") imposes specific obligations on LECs with respect to the interconnection of their networks, resale of their telecommunications services, access to their poles, ducts, conduits and rights-of-way and, in certain cases, the offering of certain unbundled network elements and physical collocation of equipment in LEC premises; and

WHEREAS, GTE is entering, under protest, into certain aspects of this Agreement that incorporate adverse results from the arbitrated agreements approved or which may be approved by the Commission in this state and is doing so in order to avoid the expense of arbitration while at the same time preserving its legal positions, rights and remedies.

NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GTE and DTI hereby covenant and agree as follows:

                                    ARTICLE I
                          SCOPE AND INTENT OF AGREEMENT

Pursuant to this Agreement, the Parties will extend certain arrangements to one another within each area in which they both operate within the State for purposes of interconnection and the exchange of traffic between their respective end user customers, and reciprocal access to poles, ducts, conduits and rights-of-way. This Agreement also governs the purchase by DTI of certain telecommunications services provided by GTE in its franchise areas for resale by DTI, the purchase by DTI of certain unbundled network elements from GTE, and the terms and conditions of the collocation of certain equipment of DTI in the premises of GTE. This Agreement is an integrated package that reflects a balancing of interests critical to the Parties. This Agreement will be submitted to the Texas Public Utility Commission (the "Commission") for approval. The Parties agree that their entrance into this Agreement is without prejudice to and does not waive any positions they may have taken previously, or may take in the future, in any legislative, regulatory, judicial or other public forum addressing any matters, including matters related to the same types of arrangements and/or matters related to GTE's cost recovery covered in this Agreement. DTI agrees to negotiate reciprocal terms and conditions with GTE based on this Agreement. GTE's execution of this Agreement is not a concession or waiver in any manner concerning its position that certain of the rates, terms and conditions contained herein are unlawful, illegal and improper.

The services and facilities to be provided to DTI by GTE in satisfaction of this Agreement may be provided pursuant to GTE tariffs and then current practices. Should such services and facilities be modified by tariff or by Order, including any modifications resulting from other Commission proceedings, federal court review or other judicial action, such modifications will be deemed to automatically supersede any rates and terms and conditions of this Agreement. GTE will provide notification to DTI before such a tariff becomes effective, and DTI may provide input on such proposed tariff. The Parties shall cooperate with one another for the purpose of incorporating required modifications into this agreement.

                                   ARTICLE II
                                   DEFINITIONS

1. General Definitions. Except as otherwise specified herein, the following definitions shall apply to all Articles and Appendices contained in this Agreement. Additional definitions that are specific to the matters covered in a particular Article may appear in that Article. To the extent that there may be any conflict between a definition set forth in this Article II and any definition in a specific Article or Appendix, the definition set forth in the specific Article or Appendix shall control with respect to that Article or Appendix.

         1.1 "ACCESS SERVICE REQUEST" (ASR) means an industry standard form used by the Parties to add, establish, change or disconnect services or trunks for the purposes of Interconnection.

         1.2 "ACT" means the Telecommunications Act of 1996, Public Law 104-104 of the 104th United States Congress effective February 8, 1996.

         1.3 "AFFILIATE" of a Party means a person, corporation or other legal entity that, directly or indirectly, owns or controls a Party, or is owned or controlled by, or is under common ownership or control with a Party.

         1.4 "AMA" means the Automated Message Accounting structure inherent in switch technology that initially records telecommunication message information. AMA format is contained in the Automated Message Accounting document, published by Bellcore as GR-1100-CORE which defines the industry standard for message recording.

         1.5 "APPLICABLE LAW" shall mean all laws, statutes, common law, regulations, ordinances, codes, rules, guidelines, orders, permits, and approvals of any Governmental Authority, which apply or relate to the subject matter of this Agreement.

         1.6 "AUTOMATIC LOCATION IDENTIFICATION/DATA MANAGEMENT SYSTEM (ALI/DMS)" means the emergency services (E911/911) database containing customer location information (including name, address, telephone number, and sometimes special information from the local service provider) used to process subscriber access records into Automatic Location Identification (ALI) records. From this database, records are forwarded to GTE's ALI Gateway for downloading by local ALI database systems to be available for retrieval in response to ANI from a 9-1-1 call. Also, from this database, GTE will upload to its selective routers the selective router ALI (SR/ALI) which is used to determine to which Public Safety Answering Point ("PSAP") to route the call.

         1.7 "AUTOMATIC NUMBER IDENTIFICATION" OR "ANI" refers to the number transmitted through the network identifying the calling party.

         1.8 "BELLCORE" means an organization owned jointly by the Bell regional holding companies and that may in the future be owned partially or totally by other persons, that conducts research and development projects for its owners, including development of new telecommunications services. Bellcore also provides certain centralized technical and management services for the regional holding companies and also provides generic requirements for the telecommunications industry for products, services and technologies.

         1.9 "BILL-AND-KEEP ARRANGEMENT" means a compensation arrangement whereby the Parties do not render bills to each other for the termination of local traffic specified in this

              Agreement and whereby the Parties terminate local exchange traffic originating from end-users served by the networks of the other Party without explicit charging among or between said carriers for such traffic exchange.

         1.10 "BONA FIDE REQUEST (BFR)" process is intended to be used when requesting customized Service Orders for certain services, features, capabilities or functionality defined and agreed upon by the Parties as services to be ordered as Bona Fide Requests.

         1.11 "BUSINESS DAY" shall mean Monday through Friday, except for holidays on which the U.S. mail is not delivered.

         1.12 "CENTRAL OFFICE SWITCH" means a switch used to provide telecommunications services including (I) "End Office Switches" which are Class 5 switches from which end user Exchange Services are directly connected and offered, and (ii) "Tandem Office Switches" which are Class 4 switches which are used to connect and switch trunk circuits between and among central office switches. Central office switches may be employed as combination end office/tandem office switches (combination Class 5/Class 4).

         1.13 "CENTRALIZED MESSAGE DISTRIBUTION SYSTEM" (CMDS) means the billing record and clearing house transport system that the Regional Bell Operating Companies ("RBOCs") and other incumbent LECs use to efficiently exchange out collects and in collects as well as Carrier Access Billing System ("CABS") records.

         1.14 "CLLI CODES" means Common Language Location Identifier Codes.

         1.15 "COMMERCIAL MOBILE RADIO SERVICES" (CMRS) means a radio communication service between mobile stations or receivers and land stations, or by mobile stations communicating among themselves that is provided for profit and that makes interconnected service available to the public or to such classes of eligible users as to be effectively available to a substantial portion of the public.

         1.16 "COMMISSION" means the Texas Public Utility Commission.

         1.17 "COMMON CHANNEL SIGNALING" OR "CCS" means a high-speed specialized packet-switched communications network that is separate (out-of-band) from the public packet-switched and message networks. CCS carries addressed signaling messages for individual trunk circuits and/or database-related services between Signaling Points in the CCS network using SS7 signaling protocol.

         1.18 "COMPETITIVE LOCAL EXCHANGE CARRIER" (CLEC) means any company or person authorized to provide local exchange services in competition with an ILEC.

         1.19 "COMPLIANCE" means environmental and safety laws and regulations are based upon a federal regulatory framework, with certain responsibilities delegated to the States. An environmental/safety compliance program may include review of applicable laws/regulations, development of written procedures, training of employees and auditing.

         1.20 "CUSTOMER" may mean GTE or DTI depending on the context and which Party is receiving the service from the other Party.

         1.21 "CUSTOMER USAGE DATA" means that the local telecommunications services usage data of a CLEC customer, measured in minutes, sub-minute increments, message units, or otherwise, that is recorded and exchanged by the Parties.

         1.22 "DS-1" is a digital signal rate of 1.544 Mbps.

         1.23 "DS-3" is a digital signal rate of 44.736 Mbps.

         1.24 "ELECTRONIC FILE TRANSFER" refers to a system or process which utilizes an electronic format and protocol to send/receive data files.

         1.25 "EMR" means the Exchange Message Record which is an industry standard record used to exchange telecommunications message information among CLECs for billable, non-billable, sample, settlement and study data. EMR format is defined in BR-010-200-010 CRIS Exchange Message Record, published by Bellcore and which defines the industry standard for exchange message records.

         1.26 "E-911 SERVICE" is a method of routing 911 calls to a Public Service Answering Point that uses a customer location database to determine the location to which a call should be routed. E-9-1-1 service includes the forwarding of the caller's Automatic Number Identification (ANI) to the PSAP where the ANI is used to retrieve and display the Automatic Location Identification (ALI) on a terminal screen at the answering Attendant's position. It usually includes selective routing.

         1.27 "EXCHANGE SERVICE" refers to all basic access line services, or any other services offered to end users which provide end users with a telephonic connection to, and a unique telephone number address on, the public switched telecommunications network ("PSTN"), and which enable such end users to place or receive calls to all other stations on the PSTN.

              1.28 "EIS" OR "EXPANDED INTERCONNECTION SERVICE" means a service that provides interconnecting carriers with the capability to terminate basic fiber optic transmission facilities, including optical terminating equipment and multiplexers, at GTE's wire centers and access tandems and interconnect those facilities with the facilities of GTE. Microwave is available on a case-by-case basis where feasible.

         1.29 "FACILITY" means all buildings, equipment, structures and other items located on a single site or contiguous or adjacent sites owned or operated by the same persons or person as used in Article III, Section 44.

         1.30 "FCC" means the Federal Communications Commission.

         1.31 "GENERATOR" means under Resource Conservation Recovery Act (RCRA), the person whose act produces a hazardous waste (40 CFR 261) or whose act first causes a hazardous waste to become subject to regulation. The generator is legally responsible for the proper management and disposal of hazardous wastes in accordance with regulations.

         1.32 "GTOC" means GTE Telephone Operating Company.

         1.33 "GUIDE" means the GTE Open Market Transition Order/Processing Guide/ALEC Customer Guide, which contains GTE's operating procedures for ordering, provisioning, trouble reporting and repair for resold services and unbundled elements. Except as specifically provided otherwise in this Agreement, service ordering, provisioning, billing and maintenance shall be governed by the "Guide" which may be amended from time to time by GTE as needed.

         1.34 "HAZARDOUS CHEMICAL" means as defined in the U.S. Occupational Safety and Health (OSHA) hazard communication standard (29 CFR 1910.1200), any chemical which is a health hazard or physical hazard.

         1.35 "HAZARDOUS WASTE" means as described in Resource Conservation Recovery Act (RCRA), a solid waste(s) which may cause, or significantly contribute to an increase in mortality or illness or pose a substantial hazard to human health or the environment when improperly treated, stored, transported or disposed of or otherwise managed because of its quantity, concentration or physical or chemical characteristics.

         1.36 "IMMINENT DANGER" means as described in the Occupational Safety and Health Act and expanded for environmental matters, any conditions or practices at a facility which are such that a danger exists which could reasonably be expected to cause death or serious harm or significant damage to the environment or natural resources.

         1.37 "INCUMBENT LOCAL EXCHANGE CARRIER" (ILEC) means any local exchange carrier that was as of February 8, 1996, deemed to be a member of the Exchange Carrier Association as set forth in 47 C.F.R. ss.69.601(b) of the FCC's regulations.

         1.38 "INTERIM NUMBER PORTABILITY (INP)" means the delivery of LNP capabilities, from a customer standpoint in terms of call completion, with as little impairment of functioning, quality, reliability, and convenience as possible and from a carrier standpoint in terms of compensation, through the use of existing and available call routing, forwarding, and addressing capabilities.

         1.39 "INTERCONNECTION POINT" ("IP") means the physical point on the network where the two parties interconnect. The "IP" is the demarcation point between ownership of the transmission facility.

         1.40 "ISDN USER PART (ISUP)" means a part of the SS7 protocol that defines call setup messages and call takedown messages.

         1.41 "IXC" OR "INTEREXCHANGE CARRIER" means a telecommunications service provider authorized by the FCC to provide interstate long distance communications services between LATAs and are authorized by the State to provide inter- and/or intraLATA long distance communications services within the State.

         1.42 "INTERNETWORK FACILITIES" OR "INTERCONNECTION FACILITY" means the physical connection of separate pieces of equipment, transmission facilities, etc., within, between and among networks, for the transmission and routing of exchange service and exchange access.

         1.43 "LATA" means Local Access and Transport Area. A LATA denotes a geographic area for the provision and administration of communications service; i.e., intraLATA or interLATA.

         1.44 "LINE INFORMATION DATA BASE (LIDB)" means one or all, as the context may require, of the Line Information databases owned individually by GTE and other entities which provide, among other things, calling card validation functionality for telephone line number cards issued by GTE and other entities. A LIDB also contains validation data for collect and third number-billed calls; i.e., Billed Number Screening.

         1.45 "LINE SIDE" refers to an end office switch connection that has been programmed to treat the circuit as a local line connected to an ordinary telephone station set. Line side connections offer only those transmission and signaling features appropriate for a connection between an end office and an ordinary telephone set.

         1.46 "LOCAL EXCHANGE CARRIER" OR "LEC" means any company certified by the Commission to provide local exchange telecommunications service. This includes the Parties to this Agreement.

         1.47 "LOCAL EXCHANGE ROUTING GUIDE" OR "LERG" means the Bellcore reference customarily used to identify NPA-NXX routing and homing information, as well as network element and equipment designation.

         1.48 "LOCAL NUMBER PORTABILITY (LNP)" means the ability of users of telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one telecommunications carrier to another.

         1.49 "LOCAL TRAFFIC" means traffic that is originated by an end user of one Party and terminates to the end user of the other Party within GTE's then current local serving area, including mandatory local calling scope arrangements. A mandatory local calling scope arrangement is an arrangement that provides end users a local calling scope, Extended Area Service ("EAS"), beyond their basic exchange serving area. Local Traffic does not include optional local calling scopes (i.e., optional rate packages that permit the end user to choose a local calling scope beyond their basic exchange serving area for an additional fee), referred to hereafter as "optional EAS." Local Traffic excludes Information Service Provider ("ISP") traffic (e.g., Internet, paging, 900-976, etc.).

         1.50 "MDF" OR "MAIN DISTRIBUTION FRAME" means the distribution frame used to interconnect cable pairs and line trunk equipment terminating on a switching system.

         1.51 "MEET-POINT BILLING" OR "MPB" refers to an arrangement whereby two LECs jointly provide the transport element of a switched access service to one of the LEC's end office switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective access tariffs.

         1.52 "MECAB" refers to the Multiple Exchange Carrier Access Billing ("MECAB") document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an access service provided by two or more LECs, or by one LEC in two or more states within a single LATA.

         1.53 "MECOD" refers to the Multiple Exchange Carriers Ordering and Design ("MECOD") Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECOD document, published by Bellcore as Special Report SR-STS-002643, establish methods for processing orders for access service which is to be provided by two or more LECs.

         1.54 "MID-SPAN FIBER MEET" means an Interconnection architecture whereby two carriers' fiber transmission facilities meet at a mutually agreed-upon POI.

         1.55 "NANP" means the "North American Numbering Plan", the system of telephone numbering employed in the United States, Canada, and the Caribbean countries that employ NPA 809.

         1.56 "NETWORK ELEMENT" means a facility or equipment used in the provision of a telecommunications service. Network Element includes features, functions, and capabilities that are provided by means of such facility or equipment, including subscriber numbers, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing, or other provision of a telecommunications service.

         1.57 "NID" OR "NETWORK INTERFACE DEVICE" means the point of demarcation between the end user's inside wiring and GTE's facilities.

         1.58 "NUMBERING PLAN AREA" OR "NPA" is also sometimes referred to as an area code. This is the three digit indicator which is defined by the "A", "B", and "C" digits of each 10-digit telephone number within the NANP. Each NPA contains 800 possible NXX Codes. There are two general categories of NPA, "Geographic NPAs" and "Non-Geographic NPAs". A Geographic NPA is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A Non-Geographic NPA, also known as a "Service Access Code" or "SAC Code" is typically associated with a specialized telecommunications service which may be provided across multiple geographic NPA areas. 800, 900, 700, and 888 are examples of Non-Geographic NPAs.

         1.59 "NXX", "NXX CODE", "CENTRAL OFFICE CODE" OR "CO CODE" is the three digit switch entity indicator which is defined by the "D", "E", and "F" digits of a 10-digit telephone number within the NANP. Each NXX Code contains 10,000 station numbers.

         1.60 "911 SERVICE" means a universal telephone number which gives the public direct access to the PSAP. Basic 911 service collects 911 calls from one or more local exchange switches that serve a geographic area. The calls are then sent to the correct authority designated to receive such calls.

         1.61 "OWNER AND OPERATOR" means as used in OSHA regulations, owner is the legal entity, including a lessee, which exercises control over management and record keeping functions relating to a building or facility. As used in the Resource Conservation and Recovery Act
              (RCRA), operator means the person responsible for the overall (or part of the) operations of a facility.

         1.62 "POI" means Point of Interconnection designated for routing of local interconnection trunks.

         1.63 "POLE ATTACHMENT" has the meaning as set forth in Article X and Appendix K of this Agreement.

         1.64 "PROVIDER" may mean GTE or DTI depending on the context and which Party is providing the service to the other Party.

         1.65 "PUBLIC SAFETY ANSWERING POINT" OR "PSAP" means an answering location for 9-1-1 calls originating in a given area. A PSAP may be designated as Primary or Secondary, which refers to the order in which calls are directed for answering. Primary PSAPs respond first; Secondary PSAPs receive calls on a transfer basis only, and generally serve as a centralized answering location for a particular type of emergency call. PSAPs are staffed by employees of Emergency Response Agencies ("ERAs") such as police, fire or emergency medical agencies or by employees of a common bureau serving a group of such entities.

         1.66 "RATE CENTER" means the specific geographic point and corresponding geographic area that are associated with one or more particular NPA-NXX Codes that have been assigned to a LEC for its provision of Exchange Services. The geographic point is identified by a specific Vertical and Horizontal (V&H) coordinate that is used to calculate distance-sensitive end user traffic to/from the particular NPA-NXXs associated with the specific Rate Center.

         1.67 "RIGHT-OF-WAY" OR "ROW" means the right to use the land or other property of another party to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes, or other locations.

         1.68 "ROUTING POINT" denotes a location that a LEC has designated on its network as the homing (routing) point for traffic that terminates to Exchange Services provided by the LEC that bear a certain NPA-NXX designation. The Routing Point is used to calculate airline mileage for the distance-sensitive transport element charges of Switched Access Services. Pursuant to Bellcore Practice BR795-100-100, the Routing Point may be an end office location, or a "LEC Consortium Point of Interconnection." The Routing Point must be in the same LATA as the associated NPA-NXX.

         1.69 "SERVICE CONTROL POINT" OR "SCP" is the node in the signaling network to which informational requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from the SSP, performs subscriber or application-specific service logic, and then sends instructions back to the SSP on how to continue call processing.

         1.70 "SERVICE SWITCHING POINT" OR "SSP" means a Signaling Point that can launch queries to databases and receive/interpret responses used to provide specific customer services.

         1.71 "SIGNALING POINT" OR "SP" means a node in the CCS network that originates and/or receives signaling messages, or transfers signaling messages from one signaling link to another, or both.

         1.72 "SIGNALING SYSTEM 7" OR "SS7" means the signaling protocol, Version 7, of the CCS network, based upon American National Standards Institute ("ANSI") standards.

         1.73 "SIGNAL TRANSFER POINT" OR "STP" means a packet switch in the CCS network that is used to route signaling messages among SSPs, SCPs and other STPs in order to set up calls and to query databases for advanced services. GTE's network includes mated pairs of local and regional STPs. STPs are provided in pairs for redundancy. GTE STPs conform to ANSI T1.111-8 standards.

         1.74 "SUBSIDIARY" of a Party means a corporation or other legal entity that is majority owned by such Party.

         1.75 "SYNCHRONOUS OPTICAL NETWORK" OR "SONET" means synchronous electrical ("STS") or optical channel ("OC") connections between LECs.

         1.76 "SWITCHED ACCESS SERVICE" means the offering of facilities for the purpose of the origination or termination of traffic to or from Exchange Service customers in a given area pursuant to a switched access tariff. Switched Access Services include: Feature Group A, Feature Group B. Feature Group C, Feature Group D, 800 access and 900 access services.

         1.77 "TELECOMMUNICATIONS SERVICES" means the offering of telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

         1.78 "THIRD PARTY CONTAMINATION" means environmental pollution that is not generated by the LEC or DTI but results from off-site activities impacting a facility.

         1.79 "TRUNK SIDE" refers to a central office switch connection that is capable of, and has been programmed to treat the circuit as, connecting to another switching entity, for example, to another central office switch. Trunk side connections offer those transmission and signaling features appropriate for the connection of switching entities and cannot be used for the direct connection of ordinary telephone station sets.

         1.80 "UNDEFINED TERMS" means the Parties acknowledge that terms may appear in this Agreement which are not defined and agree that any such terms shall be construed in accordance with their customary usage in the telecommunications industry as of the effective date of this Agreement.

         1.81 "VERTICAL FEATURES" (INCLUDING "CLASS FEATURES") means vertical services and switch functionalities provided by GTE, including:
              Automatic Call Back; Automatic Recall; Call Forwarding Busy Line/Don't Answer; Call Forwarding Don't Answer; Call Forwarding Variable; Call Forwarding - Busy Line; Call Trace; Call Waiting; Call Number Delivery Blocking Per Call; Calling Number Blocking Per Line; Cancel Call Waiting; Distinctive Ringing/Call Waiting; Incoming Call Line Identification Delivery; Selective Call Forward; Selective Call Rejection; Speed Calling; and Three Way Calling/Call Transfer.

         1.82 "WIRE CENTER" means a building or space within a building that serves as an aggregation point on a LEC's network, where transmission facilities and circuits are connected or switched. "Wire center" can also denote a building in which one or more Central Offices, used for the provision of exchange services and access services, are located.

                                 ARTICLE III
                              GENERAL PROVISIONS

1. Scope of General Provisions. Except as may otherwise be set forth in a particular Article or Appendix of this Agreement, in which case the provisions of such Article or Appendix shall control, these General Provisions apply to all Articles and Appendices of this Agreement.

2.       Term and Termination.

         2.1 Term. Subject to the termination provisions contained in this Agreement, the term of this Agreement shall be two (2) years from the effective date referenced in the first paragraph of this Agreement and shall continue in effect for consecutive one (1) year terms until either Party gives the other Party at least ninety (90) calendar days written notice of termination, which termination shall be effective at the end of the then-current term. In the event notice is given less than 90 calendar days prior to the end of the current term, this Agreement shall remain in effect for 90 calendar days after such notice is received, provided, that in no case shall the term be extended beyond 90 calendar days after the end of the current term.

         2.2 Post-Termination Arrangements. Except in the case of termination as a result of either Party's default or a termination upon sale, for service arrangements made available under this Agreement and existing at the time of termination, those arrangements may continue without interruption (a) under a new agreement voluntarily executed by the Parties; (b) standard terms and conditions approved and made generally effective by the Commission, if any; (c) tariff terms and conditions made generally available to all CLECs; or (d) any rights under Section 252(I) of the Act.

         2.3 Termination Upon Default. Either Party may terminate this Agreement in whole or in part in the event of a default by the other Party; provided however, that the non-defaulting Party notifies the defaulting party in writing of the alleged default and that the defaulting Party does not cure the alleged default within sixty (60) calendar days of receipt of written notice thereof. Default is defined to include:

         (a) A Party's insolvency or the initiation of bankruptcy or receivership proceedings by or against the Party; or


         (b) A Party's refusal or failure in any material respect properly to perform its obligations under this Agreement, or the violation any of the material terms or conditions of this Agreement.

         2.4 Termination Upon Sale. Notwithstanding anything to the contrary contained herein, a Party may terminate this Agreement as to a specific operating area or portion thereof of such Party if such Party sells or otherwise transfers the area or portion thereof. The Party shall provide the other Party with at least ninety (90) calendar days' prior written notice of such termination, which shall be effective on the date specified in the notice. Notwithstanding termination of this Agreement as to a specific operating area, this Agreement shall remain in full force and effect in the remaining operating areas.

         2.5 Liability upon Termination. Termination of this Agreement, or any part hereof, for any cause shall not release either Party from any liability which at the time of termination had already accrued to the other Party or which thereafter accrues in any respect to any act or omission occurring prior to the termination or from an obligation which is expressly stated in this Agreement to survive termination.

                                    III-1

3. Amendments. Any amendment, modification, or supplement to this Agreement must be in writing and signed by an authorized representative of each Party. The term "this Agreement" shall include future amendments, modifications, and supplements.

4. Assignment. Any assignment by either Party of any right, obligation, or duty, in whole or in part, or of any interest, without the written consent of the other Party shall be void, except that either Party may assign all of its rights, and delegate its obligations, liabilities and duties under this Agreement, either in whole or in part, to any entity that is, or that was immediately preceding such assignment, a Subsidiary or Affiliate of that Party without consent, but with written notification. The effectiveness of an assignment shall be conditioned upon the assignee's written assumption of the rights, obligations, and duties of the assigning Party.

5. Authority. Each person whose signature appears on this Agreement represents and warrants that he or she has authority to bind the Party on whose behalf he or she has executed this Agreement.

6.       Responsibility for Payment. All charges for Services provided under
         this Agreement will be billed to DTI, including all    applicable
         taxes and surcharges. In addition, the End User Common Line (EUCL) Charge from GTOC Tariff FCC No. 1 is applicable to Resold Services. DTI is responsible for payment of charges billed regardless of any billing arrangements or situation between DTI and its end user customer.


7. Billing and Payment. Except as provided elsewhere in this Agreement and where applicable, in conformance with MECAB and MECOD guidelines, DTI and GTE agree to exchange all information to accurately, reliably, and properly bill for features, functions and services rendered under this Agreement.

         7.1 Dispute. If one Party disputes a billing statement issued by the other Party, the billed Party shall notify Provider in writing regarding the nature and the basis of the dispute within six (6) months of the statement date or the dispute shall be waived. The Parties shall diligently work toward resolution of all billing issues.

         7.2 Late Payment Charge. If any undisputed amount due on the billing statement is not received by Provider on the payment due date, Provider may charge, and Customer agrees to pay, at Provider's option, interest on the past due balance at a rate equal to the lesser of the interest rates set forth in the applicable GTE/Contel state access tariffs or the GTOC/GSTC FCC No. 1 tariff, one and one-half percent (1 1/2%) per month or the maximum nonusurious rate of interest under applicable law. Late payment charges shall be included on the next statement.

         7.3  Due Date. Payment is due 30 calendar days from the bill date.

         7.4  Audits. Either Party may conduct an audit of the other    Party's
              books and records pertaining to the Services provided under this Agreement, no more frequently than once per twelve (12) month period, to evaluate the other Party's accuracy of billing, data and invoicing in accordance with this Agreement. Any audit shall be performed as follows: (i) following at least thirty (30) Business Days' prior written notice to the audited Party; (ii) subject to the reasonable scheduling requirements and limitations of the audited Party: (iii) at the auditing Party's sole cost and expense; (iv) of a reasonable scope and duration; (v) in a manner so as not to interfere with the audited Party's business operations; and (vi) in compliance with the audited Party's security rules.

                                    III-2

8. Binding Effect. This Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the Parties.

9. Capacity Planning and Forecasting. Within thirty (30) days from the Effective Date of this Agreement, the Parties agree to have met and developed joint planning and forecasting responsibilities which are applicable to Local Services, including Features, Network Elements, INP, Interconnection Services, Collocation, Poles, Conduits and Rights of Way (ROW). Such responsibilities shall include but are not limited to the following:

         (a) The Parties will establish periodic reviews of network and technology plans and will notify one another no later than six (6) months in advance of changes that would impact either Party's provision of services.

         (b) DTI will furnish to GTE information that provides for state-wide annual forecasts of order activity, in-service quantity forecasts, and facility/demand forecasts.

         (c) The Parties will develop joint forecasting responsibilities for traffic utilization over trunk groups and yearly forecasted trunk quantities.

         (d) DTI shall notify GTE promptly of changes to current forecasts (increase or decrease) that generate a shift in the demand curve for the following forecasting period.

10. Compliance with Laws and Regulations. Each Party shall comply with all federal, state, and local statutes, regulations, rules, ordinances, judicial decisions, and administrative rulings applicable to its performance under this Agreement.


11.      Confidential Information.

         11.1 Identification. Either Party may disclose to the other proprietary or confidential customer, technical, or business information in written, graphic, oral or other tangible or intangible forms ("Confidential Information"). In order for information to be considered Confidential Information under this Agreement, it must be marked "Confidential" or "Proprietary," or bear a marking of similar import. Orally or visually disclosed information shall be deemed Confidential Information only if contemporaneously identified as such and reduced to writing and delivered to the other Party with a statement or marking of confidentiality within thirty (30) calendar days after oral or visual disclosure.

         Notwithstanding the foregoing, preorders and all orders for Services or network elements placed by DTI pursuant to this Agreement, and information that would constitute customer proprietary network information of DTI end user customers pursuant to the Act and the rules and regulations of the FCC, as well as recorded usage information with respect to DTI end users, whether disclosed by DTI to GTE or otherwise acquired by GTE in the course of its performance under this Agreement, and where GTE is the NANP Number Plan Administrator, DTI information submitted to GTE in connection with such responsibilities shall be deemed Confidential Information of DTI for all purposes under this Agreement whether or not specifically marked or designated as confidential or proprietary.

         11.2 Handling. In order to protect such Confidential Information from improper disclosure, each Party agrees:

         (a) That all Confidential Information shall be and shall remain the exclusive property of the source;

                                    III-3

         (b) To limit access to such Confidential Information to authorized employees who have a need to know the Confidential Information for performance of this Agreement;

         (c) To keep such Confidential Information confidential and to use the same level of care to prevent disclosure or unauthorized use of the received Confidential Information as it exercises in protecting its own Confidential Information of a similar nature;

         (d)  Not to copy, publish, or disclose such Confidential
              Information to others or authorize anyone else to copy, publish, or disclose such Confidential Information to others without the prior written approval of the source;

         (e)  To return promptly any copies of such Confidential
              Information to the source at its request; and

         (f) To use such Confidential Information only for purposes of fulfilling work or services performed hereunder and for other purposes only upon such terms as may be agreed upon between the Parties in writing.

         11.3 Exceptions. These obligations shall not apply to any Confidential Information that was legally in the recipient's possession prior to receipt from the source, was received in good faith from a Third Party not subject to a confidential obligation to the source, now is or later becomes publicly known through no breach of confidential obligation by the recipient, was developed by the recipient without the developing persons having access to any of the Confidential Information received in confidence from the source, or that is required to be disclosed pursuant to subpoena or other process issued by a court or administrative agency having appropriate jurisdiction, provided, however, that the recipient shall give prior notice to the source and shall reasonably cooperate if the source deems it necessary to seek protective arrangements.


         11.4 Survival. The obligation of confidentiality and use with respect to Confidential Information disclosed by one Party to the other shall survive any termination of this Agreement for a period of three (3) years from the date of the initial disclosure of the Confidential Information.

12. Consent. Where consent, approval, or mutual agreement is required of a Party, it shall not be unreasonably withheld or delayed.

13. Cooperation on Fraud Minimization. DTI assumes responsibility for all fraud associated with its end user customers and accounts. GTE shall have no responsibility for, nor is it required to investigate or make adjustments to DTI's account in cases of fraud. The Parties agree that they shall cooperate with one another to resolve cases of fraud. The Parties' fraud minimization procedures are to be cost effective and implemented so as not to unduly burden or harm one Party as compared to the other.

14.      Dispute Resolution.

         14.1 Alternative to Litigation. Except as provided under Section 252 of the Act with respect to the approval of this Agreement by the Commission, the Parties desire to resolve disputes arising out of or relating to this Agreement without litigation. Accordingly, except for action seeking a temporary restraining order or an injunction related to the purposes of this Agreement, or suit to compel compliance with this dispute resolution process, the Parties agree to use the following alternative dispute resolution procedures as their sole remedy


                                    III-4
              with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

         14.2 Negotiations. At the written request of a Party, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising out of or relating to this Agreement. The Parties intend that these negotiations be conducted by non-lawyer, business representatives. The location, format, frequency, duration, and conclusion of these discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery, and shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of all Parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise discoverable, be discovered or otherwise admissible, be admitted in evidence, in the arbitration or lawsuit.

         14.3 Arbitration. If the negotiations do not resolve the dispute within sixty (60) Business Days of the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association except that the Parties may select an arbitrator outside American Arbitration Association rules upon mutual agreement. A Party may demand such arbitration in accordance with the procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this section. Each Party may submit in writing to a Party, and that Party shall so respond to, a maximum of any combination of thirty-five (35) (none of which may have subparts) of the following: interrogatories, demands to produce documents, or requests for admission. Each Party is also entitled to take the oral deposition of one individual of another Party. Additional discovery may be permitted upon mutual agreement of the Parties. The arbitration hearing shall be commenced within sixty (60) Business Days of the demand for arbitration. The arbitration shall be held in a mutually agreeable city. The arbitrator shall control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs. The arbitrator shall rule on the dispute by issuing a written opinion within thirty (30) Business Days after the close of hearings. The times specified in this section may be extended upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

         14.4 Expedited Arbitration Procedures. If the issue to be resolved through the negotiations referenced in Section 14.2 directly and materially affects service to either Party's end user customers, then the period of resolution of the dispute through negotiations before the dispute is to be submitted to binding arbitration shall be five (5) Business Days. Once such a service affecting dispute is submitted to arbitration, the arbitration shall be conducted pursuant to the expedited procedures rules of the Commercial Arbitration Rules of the American Arbitration Association (i.e., rules 53 through 57).

         14.5 Costs. Each Party shall bear its own costs of these procedures. A Party seeking discovery shall reimburse the responding Party the costs of production of documents (including search time and reproduction costs). The Parties shall equally split the fees of the arbitration and the arbitrator.

                                    III-5

         14.6 Continuous Service. The Parties shall continue providing services to each other during the pendency of any dispute resolution procedure, and the Parties shall continue to perform their obligations (including making payments in accordance with Article IV, Section 4) in accordance with this Agreement.

15. Entire Agreement. This Agreement constitutes the entire agreement of the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, negotiations, proposals, and representations, whether written or oral, and all contemporaneous oral agreements, negotiations, proposals, and representations concerning such subject matter. No representations, understandings, agreements, or warranties, expressed or implied, have been made or relied upon in the making of this Agreement other than those specifically set forth herein.

16. Expenses. Except as specifically set out in this Agreement, each Party shall be solely responsible for its own expenses involved in all activities related to the subject of this Agreement.

17. Force Majeure. In the event performance of this Agreement, or any obligation hereunder, is either directly or indirectly prevented, restricted, or interfered with by reason of fire, flood, earthquake or likes acts of God, wars, revolution, civil commotion, explosion, acts of public enemy, embargo, acts of the government in its sovereign capacity, labor difficulties, including without limitation, strikes, slowdowns, picketing, or boycotts, unavailability of equipment from vendor, changes requested by Customer, or any other circumstances beyond the reasonable control and without the fault or negligence of the Party affected, the Party affected, upon giving prompt notice to the other party, shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis until the delay, restriction or interference has ceased); provided however, that the Party so affected shall use diligent efforts to avoid or remove such causes of nonperformance and both Parties shall proceed whenever such causes are removed or cease.

18. Good Faith Performance. In the performance of their obligations under this Agreement, the Parties shall act in good faith. In situations in which notice, consent, approval or similar action by a Party is permitted or required by any provision of this Agreement, such action shall not be unreasonably delayed, withheld or conditioned.

19. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the state where the Services are provided or the facilities reside and shall be subject to the exclusive jurisdiction of the courts therein.

20. Standard Practices. The Parties acknowledge that GTE shall be adopting some industry standard approaches and/or establishing its own standard approaches to various requirements hereunder applicable to DTI industry which may be added in the Guide. DTI agrees that GTE may implement such approaches to satisfy any GTE obligations under this Agreement. A copy is attached hereto as Appendix A and is incorporated by reference into this Agreement.

21. Headings. The headings in this Agreement are inserted for convenience and identification only and shall not be considered in the interpretation of this Agreement.

22. Independent Contractor Relationship. The persons provided by each Party shall be solely that Party's employees and shall be under the sole and exclusive direction and control of that Party. They shall not be considered employees of the other Party for any purpose. Each Party shall remain an independent contractor with respect to the other and shall be responsible for compliance with all laws, rules and regulations involving, but not limited to, employment of labor,


                                    III-6
         hours of labor, health and safety, working conditions and payment of wages. Each Party shall also be responsible for payment of taxes, including federal, state and municipal taxes, chargeable or assessed with respect to its employees, such as Social Security, unemployment, workers' compensation, disability insurance, and federal and state withholding. Each Party shall indemnify the other for any loss, damage, liability, claim, demand, or penalty that may be sustained by reason of its failure to comply with this provision.

23.      Law Enforcement Interface.

         23.1 Except to the extent not available in connection with GTE's operation of its own business, GTE shall provide seven day a week/twenty-four hour a day assistance to law enforcement persons for emergency traps, assistance involving emergency traces and emergency information retrieval on customer invoked CLASS services, including, without limitation, call traces requested by DTI.

         23.2 GTE agrees to work jointly with DTI in security matters to support law enforcement agency requirements for taps, traces, court orders, etc. Charges for providing such services for DTI Customers will be billed to DTI.

         23.3 GTE will, in non emergency situations, inform the requesting law enforcement agencies that the end-user to be wire tapped, traced, etc. is a DTI Customer and shall refer them to DTI.

24.      Liability and Indemnity.

         24.1 Indemnification. Subject to the limitations set forth in
              Section 24.4 of this Article III, each Party agrees to release, indemnify, defend, and hold harmless the other Party from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, whether suffered, made, instituted, or asserted by any other party or person, for invasion of privacy, personal injury to or death of any person or persons, or for losses, damages, or destruction of property, whether or not owned by others, proximately caused by the indemnifying Party's negligence or willful misconduct, regardless of form of action. The indemnified Party agrees to notify the other Party promptly, in writing, of any written claims, lawsuits, or demands for which it is claimed that the indemnifying Party is responsible under this Section and to cooperate in every reasonable way to facilitate defense or settlement of claims. The indemnifying Party shall have complete control over defense of the case and over the terms of any proposed settlement or compromise thereof. The indemnifying Party shall not be liable under this Section for settlement by the indemnified Party or any claim, lawsuit, or demand, if the indemnifying Party has not approved the settlement in advance, unless the indemnifying Party has had the defense of the claim, lawsuit, or demand tendered to it in writing and has failed to assume such defense. In the event of such failure to assume defense, the indemnifying Party shall be liable for any reasonable settlement made by the indemnified Party without approval of the indemnifying Party.

         24.2 End User and Content-Related Claims. Each Party agrees to release, indemnify, defend, and hold harmless the other Party, its affiliates, and any third-party provider or operator of facilities involved in the provision of Services, Unbundled Network Elements or Facilities under this Agreement (collectively, the "Indemnified Party") from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, suffered, made, instituted, or asserted by either Party's end users against an Indemnified Party arising from Services, Unbundled Network Elements or Facilities. Each Party further agrees to release, indemnify, defend, and hold


                                    III-7
              harmless the Indemnified Party from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, suffered, made, instituted, or asserted by any Third Party against an Indemnified Party arising from or in any way related to actual or alleged defamation, libel, slander, interference with or misappropriation of proprietary or creative right, or any other injury to any person or property arising out of content transmitted by the Indemnified Party or such Party's end users, or any other act or omission of the Indemnified Party or such Party's end users.

         24.3 DISCLAIMER. EXCEPT AS SPECIFICALLY PROVIDED TO THE CONTRARY IN THIS AGREEMENT, PROVIDER MAKES NO REPRESENTATIONS OR WARRANTIES TO CUSTOMER CONCERNING THE SPECIFIC QUALITY OF ANY SERVICES, UNBUNDLED NETWORK ELEMENTS OR FACILITIES PROVIDED UNDER THIS AGREEMENT. PROVIDER DISCLAIMS, WITHOUT LIMITATION, ANY WARRANTY OR GUARANTEE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR FROM USAGES OF TRADE.

         24.4 Limitation of Liability. Each Party's liability, whether in contract, tort or otherwise, shall be limited to direct damages, which shall not exceed the monthly charges for the Services, Unbundled Network Elements or facilities for the month during which the claim of liability arose. Under no circumstance shall either Party be responsible or liable for indirect, incidental, or consequential damages, including, but not limited to, economic loss or lost business or profits, damages arising from the use or performance of equipment or software, or the loss of use of software or equipment, or accessories attached thereto, delay, error, or loss of data. Should either Party provide advice, make recommendations, or supply other analysis related to the Services, unbundled network elements or facilities described in this Agreement, this limitation of liability shall apply to provision of such advice, recommendations, and analysis.

         24.5 Intellectual Property. Neither Party shall have any obligation to defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other based on or arising from any claim, demand, or proceeding by any Third Party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software, or the performance of any service or method, or the provision or use of any facilities by either Party under this Agreement constitutes direct or contributory infringement, or misuse or misappropriation of any patent, copyright, trademark, trade secret, or any other proprietary or intellectual property right of any Third Party.

25. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall together constitute but one and the same document.

26. No Offer. This Agreement will be effective only upon execution and delivery by both Parties and approval by the Commission in accordance with Section 252 of the Act.

27. No Third Party Beneficiaries. Except as may be specifically set forth in this Agreement, this Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other right or privilege.

28. Notices. Any notice to a Party required or permitted under this Agreement shall be in writing and shall be deemed to have been received on the date of service if served personally, on the date receipt is acknowledged in writing by the recipient if delivered by regular U.S. mail, or on the date

                                    III-8
         stated on the receipt if delivered by certified or registered mail or by a courier service that obtains a written receipt. Upon prior immediate oral agreement of the parties' designated recipients identified below, notice may also be provided by facsimile, internet or electronic messaging system, which shall be effective if sent before 5:00 p.m. on that day, or if sent after 5:00 p.m. it will be effective on the next Business Day following the date sent. Any notice shall be delivered using one of the alternatives mentioned in this section and shall be directed to the applicable address indicated below or such address as the Party to be notified has designated by giving notice in compliance with this section:

         If to GTE:                GTE Central
                                   Attention: Regulatory Directory
                                   816 Congress
                                   Suite 1500
                                   Austin, Texas 78701
                                   Facsimile number: (512) 370-4275
                                   Internet Address:
                                                    ----------------------

         If to DTI:                Digital Teleport, Inc.
                                   Attention: J.W. Sheehy, Vice President,
                                   I.C. Support
                                   11111 Dorsett Road
                                   St. Louis, Missouri 63043
                                   Facsimile number: (314) 253-6699
                                   Internet Address:
                                                    ----------------------

29.      Protection.


         29.1 Impairment of Service. The characteristics and methods of operation of any circuits, facilities or equipment of either Party connected with the services, facilities or equipment of the other Party pursuant to this Agreement shall not interfere with or impair service over any facilities of the other Party, its affiliated companies, or its connecting and concurring carriers involved in its services, cause damage to their plant, violate any applicable law or regulation regarding the invasion of privacy of any communications carried over the Party's facilities or create hazards to the employees of either Party or to the public (each hereinafter referred to as an "Impairment of Service").


         29.2 Resolution. If either Party causes an Impairment in Service, the Party whose network or service is being impaired (the "Impaired Party") shall promptly notify the Party causing the Impairment of Service (the "Impairing Party") of the nature and location of the problem and that, unless promptly rectified, a temporary discontinuance of the use of any circuit, facility or equipment may be required. The Impairing Party and the Impaired Party agree to work together to attempt to promptly resolve the Impairment of Service. If the Impairing Party is unable to promptly remedy the Impairment of Service, then the Impaired Party may at its option temporarily discontinue the use of the affected circuit, facility or equipment.

30. Publicity. Any news release, public announcement, advertising, or any form of publicity pertaining to this Agreement, provision of Services, Unbundled Network Elements or Facilities pursuant to it, or association of the Parties with respect to provision of the services described in this Agreement shall be subject to prior written approval of both GTE and DTI.

31. Regulatory Agency Control. This Agreement shall at all times be subject to changes, modifications, orders, and rulings by the Federal Communications Commission and/or the




                                    III-9
         applicable state utility regulatory commission to the extent the substance of this Agreement is or becomes subject to the jurisdiction of such agency.

32. Changes in Legal Requirements. GTE and DTI further agree that the terms and conditions of this Agreement were composed in order to effectuate the legal requirements in effect at the time the Agreement was produced. Any modifications to those requirements will be deemed to automatically supersede any terms and conditions of this Agreement.

33. Effective Date. If this Agreement or changes or modifications thereto are subject to approval of a regulatory agency, the "effective date" of this Agreement for such purposes will be ten
         (10) Business Days after such approval or in the event this Agreement is developed in whole or in part through arbitration, sixty (60) Business Days after such approval. Such date (i.e., ten
         (10) or, if arbitrated, sixty (60) Business Days after the approval) shall become the "effective date" of this Agreement for all purposes.

34. Regulatory Matters. Each Party shall be responsible for obtaining and keeping in effect all their own FCC, state regulatory commission, franchise authority and other regulatory approvals that may be required in connection with the performance of its obligations under this Agreement.

35. Rule of Construction. No rule of construction requiring interpretation against the drafting party hereof shall apply in the interpretation of this Agreement.

36. Section References. Except as otherwise specified, references within an Article of this Agreement to a Section refer to Sections within that same Article.

37.      Service Standards.

         37.1 The Parties shall meet applicable quality of local service standards imposed by the Commission and will provide a level of services to each other under this Agreement in compliance with the nondiscrimination requirements of the Act.

         37.2 GTE and DTI agree to implement the performance measures defined in Appendix A.

         37.3 The Parties will alert each other to any network events that can result or have resulted in service interruption, blocked calls, and/or changes in network performance.

38. Severability. If any provision of this Agreement is held by a court or regulatory agency of competent jurisdiction to be unenforceable, the rest of the Agreement shall remain in full force and effect and shall not be affected unless removal of that provision results, in the opinion of either Party, in a material change to this Agreement. If a material change as described in this paragraph occurs as a result of action by a court or regulatory agency, the Parties shall negotiate in good faith for replacement language. If replacement language cannot be agreed upon within a reasonable period, either Party may terminate this Agreement without penalty or liability for such termination upon written notice to the other Party.

39. Subcontractors. Provider may enter into subcontracts with third parties or affiliates for the performance of any of Provider's duties or obligations under this Agreement.

40. Subsequent Law. The terms and conditions of this Agreement shall be subject to any and all applicable laws, rules, or regulations that subsequently may be prescribed by any federal, state or local governmental authority. To the extent required by any such subsequently prescribed law, rule, or regulation, the Parties agree to modify, in writing, the affected term(s) and condition(s) of this Agreement to bring them into compliance with such law, rule, or regulation.




                                    III-10

41. Taxes. Any state or local excise, sales, or use taxes (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party. The collecting Party shall charge and collect from the obligated Party, and the obligated Party agrees to pay to the collecting Party, all applicable taxes, except to the extent that the obligated Party notifies the collecting Party and provides to the collecting Party appropriate documentation as GTE requires that qualifies the obligated Party for a full or partial exemption. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The obligated Party may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The collecting Party shall cooperate in any such contest by the other Party. The other Party will indemnify the collecting Party from any sales or use taxes that may be subsequently levied on payments by the other Party by the collecting Party.

         41.1 Tax - A charge which is statutorily imposed by the state or local jurisdiction and is either (a) imposed on the seller with the seller having the right or responsibility to pass the charge(s) on to the purchaser and the seller is responsible for remitting the charge(s) to the state or local jurisdiction or (b) imposed on the purchaser with the seller having an obligation to collect the charge(s) from the purchaser and remit the charge(s) to the state or local jurisdiction.

         Taxes shall include but not be limited to: federal excise tax, state/local sales and use tax, state/local utility user tax, state/local telecommunication excise tax, state/local gross receipts tax, and local school taxes. Taxes shall not include income, income-like, gross receipts on the revenue of a provider, or property taxes. Taxes shall not include payroll withholding taxes unless specifically required by statute or ordinance.

         41.2 Fees/Regulatory Surcharges - A charge imposed by a regulatory authority, other agency, or resulting from a contractual obligation, in which the seller is responsible or required to collect the fee/surcharge from the purchaser and the seller is responsible for remitting the charge to the regulatory authority, other agency, or contracting party.

         Fees/Regulatory Surcharges shall include but not be limited to E911/911, E311/311, franchise fees, Lifeline, hearing impaired, and Commission surcharges.

42. Trademarks and Trade Names. Except as specifically set out in this Agreement, nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, or trade names of the other for any purpose whatsoever.

43. Waiver. The failure of either Party to insist upon the performance of any provision of this Agreement, or to exercise any right or privilege granted to it under this Agreement, shall not be construed as a waiver of such provision or any provisions of this Agreement, and the same shall continue in full force and effect.

44.      Environmental Responsibility.

         44.1 GTE and DTI agree to comply with applicable federal, state and local environmental and safety laws and regulations including U.S. Environmental Protection Agency (EPA) regulations issued under the Clean Air Act, Clean Water Act, Resource Conservation and Recovery Act, Comprehensive Environmental Response, Compensation and Liability Act, Superfund Amendments and Reauthorization Act and the Toxic Substances Control Act and OSHA regulations issued under the Occupational Safety and Health Act of 1970.




                                    III-11

              Each Party has the responsibility to notify the other if Compliance inspections occur and/or citations are issued that impact any aspect of this Agreement such as occurring on a LEC Facility or involving DTI potential employee exposure.

         44.2 GTE and DTI shall provide notice of known and recognized physical hazards or hazardous chemicals that must include providing Material Safety Data Sheets (MSDSs) for materials existing on site or brought on site to the Facility. Each Party is required to provide specific notice for potential imminent danger conditions which could include, but is not limited to, a defective utility pole or significant petroleum contamination in a manhole.

         44.3 GTE will make available additional environmental control or safety procedures for DTI to review and follow when working at a GTE Facility. Providing these procedures, beyond government regulatory Compliance requirements, is the decision of GTE. These practices/procedures will represent the regular work practices required to be followed by the employees and contractors of GTE for safety and environmental protection.

         44.4 Any materials brought, used or remaining at the Facility by DTI are owned by DTI. DTI will indemnify GTE for these materials. No substantial new safety or environmental hazards can be created or new hazardous materials can be used at a GTE Facility. DTI must demonstrate adequate emergency response capabilities for its materials used or remaining at the GTE Facility.

         44.5 When Third Party contamination is discovered at a GTE Facility, the Party uncovering the condition must notify the proper safety or environmental authority, if required under applicable laws or regulations. DTI must also notify GTE of Third Party contamination it discovers at GTE facilities. The cost causer (requiring access) will become the generator, as owner or operator, of any waste materials such as petroleum contaminated water, sewage or manhole sediment. Notwithstanding Section 24 and Section 44.9 of this Article III, the cost causer (requiring access) shall indemnify the other Party hereunder.

         44.6 DTI should obtain and use its own environmental permits, if necessary. If GTE's permit or EPA identification number must be used, DTI must comply with all of GTE's environmental processes including environmental "best management practices
              (BMP)" and/or selection of disposition vendors and disposal sites.

         44.7 DTI visitors must comply with GTE security, fire safety, safety, environmental and building practices/codes including equivalent employee training when working in GTE facilities.

         44.8 GTE and DTI shall coordinate plans or information required to be submitted to government agencies, such as emergency response plans and community reporting. If fees are associated with filing, GTE and DTI must develop a cost sharing procedure.

         44.9 Notwithstanding Section 23, with respect to environmental responsibility under this Section 44, GTE and DTI shall indemnify, defend and hold harmless the other party from and against any claims (including, without limitation, Third Party claims for personal injury or real or personal property damage), judgments, damages (including direct and indirect damage, and punitive damages), penalties, fines, forfeitures, cost, liabilities, interest and losses proximately caused by the indemnifying Party's negligent or willful misconduct regardless of form, or in connection with the violation or alleged violation of any applicable requirement with respect to the presence or alleged presence of contamination arising out of the indemnifying party's acts or omissions concerning its operations at the Facility.




                                    III-12

         44.10 Activities impacting safety or the environment of a Right of Way must be harmonized with the specific agreement and the relationship between GTE and the private land owner. This could include limitations on equipment access due to environmental conditions (e.g., wetland area with equipment restrictions).

45. TBD Prices. Numerous provisions in this Agreement and its Attachments refer to pricing principles. If a provision references prices in an Attachment and there are no corresponding prices in such Attachment, such price shall be considered "To Be Determined"
         (TBD). With respect to all TBD prices, prior to DTI ordering any such TBD item, the Parties shall meet and confer to establish a price. If the Parties are unable to reach agreement on a price for such item, an interim price shall be set for such item that is equal to the price for the nearest analogous item for which a price has been established (for example, if there is not an established price for a nonrecurring charge (NRC) for a specific network element, the Parties would use the NRC for the most analogous retail service for which there is an established price). Any interim prices so set shall be subject to modification by any subsequent decision of the Commission. If an interim price is different from the rate subsequently established by the Commission, any underpayment shall be paid by DTI to GTE, and any overpayment shall be refunded by GTE to DTI, within 45 Business Days after the establishment of the price by the Commission.

46. Amendment of Certain Rates, Terms and Conditions. The rates, terms and conditions in this Agreement that are specified in Appendix 46A (the "MCIm Terms") were taken from the Interconnection, Resale and Unbundling Agreement between GTE and MCImetro Access Transmission Services, Inc. (the "MCIm Agreement") approved by the Commission in Docket No. 16355. The rates, terms and conditions not included in this Agreement but referenced in Appendix 46B (the "GTE Terms") were excluded from the MCIm Agreement by the Commission in Docket No. 16355. GTE and DTI agree that if the MCIm Terms are deemed to be unlawful, or are stayed, enjoined or otherwise modified, in whole or in part, by a court or commission of competent jurisdiction, then this Agreement shall be deemed to have been amended accordingly, by modification of the MCIm Terms or, as appropriate, the substitution of GTE Terms for all stayed or enjoined MCIm Terms, and such amendments shall be effective retroactive to the Effective Date of this Agreement.

         GTE and DTI further agree that the terms and conditions of this Agreement reflect certain requirements of the FCC's First Report and Order in CC Docket No. 96-98. The terms and conditions of this Agreement shall be subject to any and all actions by any court or other governmental authority that invalidate, stay, vacate or otherwise modify the FCC's First Report and Order, in whole or in part ("subsequent action"). To the extent warranted by any such subsequent action, the Parties agree that this Agreement shall be deemed to have been modified accordingly as in the first paragraph of this Section 46. The Parties agree to immediately apply any affected terms and conditions, including any in other sections and articles of this Agreement, consistent with such subsequent action, and within a reasonable time incorporate such modified terms and conditions in writing into this Agreement. If the MCIm Terms are affected by such subsequent action and GTE determines they cannot be consistently applied therewith, the GTE Terms shall apply. DTI acknowledges that GTE may seek to enforce such subsequent action before a commission or court of competent jurisdiction. GTE does not waive any position regarding the illegality or inappropriateness of the FCC's First Report and Order.

         The rates, terms and conditions (including rates which may be applicable under true-up) specified in both the GTE Terms and the MCIm Terms are further subject to amendment, retroactive to the Effective Date of the Agreement, to provide for charges or rate adjustments resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's end user




                                    III-13
         surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation.

         If the Commission (or any other commission or federal or state court) in reviewing this Agreement pursuant to applicable state or federal laws, including Section 252(e) of the Telecommunications Act of 1996, deletes or modifies in any way this Section 46, then the Parties agree that they will reopen negotiations within ten
         (10) days after receipt of the final decision making such deletion or modification in order to attempt to craft the new provision that will provide substantially the same protections to GTE and DTI as this Section 46. If the Parties cannot reach agreement on such a provision within twenty (20) calendar days thereafter, the Parties agree that this entire Agreement is void and will not become effective, and DTI agrees to withdraw this Agreement from consideration by the Commission (or any other commission or federal or state court). In such event, each Party shall have 25 days following the close of the 20-day negotiation period within which to file a petition for arbitration before the Commission under Section 252(e) of the Telecommunications Act of 1996 of the issues that remain in dispute under this paragraph.






                                    III-14

                                   ARTICLE IV
                     GENERAL RULES GOVERNING RESOLD SERVICES
                             AND UNBUNDLED ELEMENTS

1. General. General regulations, terms and conditions governing rate applications, technical parameters, service availability, definitions and feature interactions, as described in the appropriate GTE intrastate local, toll and access tariffs, apply to retail services made available by GTE to DTI for resale and unbundled network elements provided by GTE to DTI, when appropriate, unless otherwise specified in this Agreement. As applied to services or network elements offered under this Agreement, the term "Customer" contained in the GTE Retail Tariff shall be deemed to mean "DTI" as defined in this Agreement.

2.       Liability of GTE.

         2.1 Inapplicability of Tariff Liability. GTE's general liability, as described in the GTE Retail Tariff, does not extend to DTI's customers or any other Third Party. Liability of GTE to DTI resulting from any and all causes arising out of services, facilities, network elements or any other items relating to this Agreement shall be governed by the liability provisions contained in this Agreement and no other liability whatsoever shall attach to GTE. GTE shall be liable for the individual services, facilities or elements that it separately provides to DTI and shall not be liable for the integration of components combined by DTI.

         2.2 DTI Tariffs or Contracts. DTI shall, in its tariffs or other contracts for services provided to its end users using services, facilities or network elements obtained from GTE, provide that in no case shall GTE be liable to DTI's end users or any third parties for any indirect, special or consequential damages, including, but not limited to, economic loss or lost business or profits, whether foreseeable or not, and regardless of notification by DTI of the possibility of such damages and DTI shall indemnify and hold GTE harmless from any and all claims, demands, causes of action and liabilities based on any reason whatsoever from its customers as provided in this Agreement. Nothing in this Agreement shall be deemed to create a third party beneficiary relationship with DTI's end users.

         2.3 No Liability for Errors. GTE is not liable for mistakes that appear in GTE's listings, 911 and other information databases, or for incorrect referrals of end users to DTI for any ongoing DTI service, sales or repair inquiries, and with respect to such mistakes or incorrect referrals, DTI shall indemnify and hold GTE harmless from any and all claims, demands, causes of action and liabilities whatsoever, including costs, expenses and reasonable attorney's fees incurred on account thereof, by third parties, including DTI's end users or employees. For purposes of this
              Section 2.3, mistakes and incorrect referrals shall not include matters arising out of the willful misconduct of GTE or its employees or agents.

3.       Unauthorized Changes.

         3.1 Procedures. If DTI submits an order for resold services or unbundled elements under this Agreement in order to provide service to an end user that at the time the order is submitted is obtaining its local services from GTE or another LEC using GTE resold services or unbundled elements, and the end user notifies GTE that the end user did not authorize DTI to provide local exchange services to the end user, DTI must provide GTE with written documentation of authorization from that end user within thirty (30) Business Days of notification by GTE. If DTI cannot provide written documentation of authorization within such time frame, DTI must within three (3) Business Days thereafter:

         (a) notify GTE to change the end user back to the LEC providing service to the end user before the change to DTI was made; and

         (b) provide any end user information and billing records DTI has obtained relating to the end user to the LEC previously serving the end user; and

         (c) notify the end user and GTE that the change back to the previous LEC has been made.

         Furthermore, GTE will bill DTI fifty dollars ($50.00) per affected line to compensate GTE for switching the end user back to the original LEC.

         3.2 Option to Restrict Chances Without Evidence of Authorization. DTI's or GTE's end users may request GTE to permit changes of their provider of local exchange services only upon end user written notification to GTE that the end user wishes to change the end user's provider of local exchange services. In such a situation, GTE will not change an end user's provider of local exchange services without such written notification.


4. Impact of Payment of Charges on Service. DTI is solely responsible for the payment of all charges for all services, facilities and elements furnished under this Agreement, including, but not limited to, calls originated or accepted at its or its end users' service locations. If DTI fails to pay when due any and all charges billed to DTI under this Agreement, including any late payment charges (collectively, "Unpaid Charges"), and any or all such charges remain unpaid more than forty-five (45) Business Days after the due date of such Unpaid Charges excepting previously disputed charges for which DTI may withhold payment, GTE shall notify DTI in writing that it must pay all Unpaid Charges to GTE within seven (7) Business Days. If DTI disputes the billed charges, it shall, within said seven (7) day period, inform GTE in writing of which portion of the Unpaid Charges it disputes, including the specific details and reasons for the dispute, unless such reasons have been previously provided, and shall immediately pay to GTE all undisputed charges. If DTI and GTE are unable, within thirty (30) Business Days thereafter, to resolve issues related to the disputed charges, then either DTI or GTE may file a request for arbitration under Article III of this Agreement to resolve those issues. Upon resolution of any dispute hereunder, if DTI owes payment it shall make such payment to GTE with any late payment charge under Article III,
         Section 7.2, from the original payment due date. If DTI owes no payment, but has previously paid GTE such disputed payment, then GTE shall credit such payment including any late payment charges. If DTI fails to pay any undisputed Unpaid Charges, DTI shall, at its sole expense, within five (5) Business Days notify its end users that their service may be disconnected for DTI's failure to pay Unpaid Charges, and that its end users must select a new provider of local exchange services. If DTI fails to provide such notification or any of DTI's end users fail to select a new provider of services within the applicable time period, GTE will provide local exchange services to DTI's end users under GTE's applicable end user tariff at the then current charges for the services being provided. In this circumstance, otherwise applicable service establishment charges will not apply to DTI's end user, but will be assessed to DTI. GTE may discontinue service to DTI upon failure to pay undisputed charges as provided in this Section 4, and shall have no liability to DTI or DTI's end users in the event of such disconnection.

5. Unlawful Use of Service. Services, facilities or unbundled elements provided by GTE pursuant to this Agreement shall not be used by DTI or its end users for any purpose in violation of law. DTI, and not GTE, shall be responsible to ensure that DTI and its end users use of services, facilities or unbundled elements provided hereunder comply at all times with all applicable laws. GTE may refuse to furnish service to DTI or disconnect particular services, facilities or unbundled elements provided under this Agreement to DTI or, as appropriate, DTI's end user when (i) an order is issued by a court of competent jurisdiction finding that probable cause exists to believe that the use made or to be made of the service, facilities or unbundled elements is prohibited by law or (ii) GTE is notified in writing by a law enforcement agency acting within its jurisdiction that any facility furnished by GTE is being used or will be used for the purpose of transmitting or receiving gambling information in interstate or foreign commerce in violation of law. Termination of service shall take place after reasonable notice is provided to DTI, or as ordered by the court. If facilities have been physically disconnected by law enforcement officials at the premises where located, and if there is not presented to GTE the written finding of a court, then upon request of DTI and agreement to pay restoral of service charges and other applicable service charges, GTE shall promptly restore such service.

6. Timing of Messages. With respect to GTE resold measured rate local service(s), chargeable time begins when a connection is established between the calling station and the called station. Chargeable time ends when the calling station "hangs up," thereby releasing the network connection. If the called station "hangs up" but the calling station does not, chargeable time ends when the network connection is released by automatic timing equipment in the network. Timing of messages applicable to GTE's Port and Local Switching element (usage sensitive services) will be recorded based on originating and terminating access.

7. Procedures For Preordering, Ordering, Provisioning, Etc. Certain procedures for preordering, ordering, provisioning, maintenance and billing and electronic interfaces for many of these functions are described in Appendix I. All costs and expenses for any new or modified electronic interfaces DTI requires that GTE determines are technically feasible and GTE agrees to develop will be paid by DTI pursuant to Appendix I. The schedule for implementation of any new or modified electronic interfaces will be developed by GTE according to industry standards and will be based upon the amount of work needed to design, test and implement the new or modified interface.

8. Customer Contacts. Except as otherwise provided in this Agreement or as agreed to in a separate writing by DTI, DTI shall provide the exclusive interface with DTI's end user customers in connection with the marketing or offering of DTI services. Except as otherwise provided in this Agreement, in those instances in which GTE personnel are required pursuant to this Agreement to interface directly with DTI's end users, such personnel shall not identify themselves as representing GTE. All forms, business cards or other business materials furnished by GTE to DTI end users shall bear no corporate name, logo, trademark or trade name other than DTI's. In no event shall GTE personnel acting on behalf of DTI pursuant to this Agreement provide information to DTI end users about GTE products or services.

                                    ARTICLE V
            INTERCONNECTION AND TRANSPORT AND TERMINATION OF TRAFFIC

1.       Services Covered by This Article.

         1.1 Types of Services. This Article governs the provision of internetwork facilities (i.e., physical interconnection services and facilities), meet point billing by GTE to DTI or by DTI to GTE and the transport and termination and billing of Local, IntraLATA Toll, optional EAS traffic and jointly provided Interexchange Carrier Access between GTE and DTI. The services and facilities described in this Article shall be referred to in this Article V as the "Services."

         1.2 Service Locations for Interconnection Services and Facilities. Appendix B, Service Matrix, attached to this Agreement and made a part hereof, sets forth the Services and each location in the State where a Service shall be provided (the "Service Locations") and the Interconnection Point ("IP") for such Services.

         1.3 Additional Services or Service Locations. If, during the term of this Agreement, the parties determine that additional services are needed in the State, or existing Services will be offered in new locations in the State, the Parties shall execute an amendment to this Agreement substantially in the form of Appendix C attached to this Agreement and made a part hereof, incorporating the additional locations and/or any additional terms necessary for the additional services. Upon the effective date of the amendment, and continuing through the remaining term of this Agreement, the new services shall be deemed part of the Services provided pursuant to this Article and/or the new locations shall be deemed part of the Service Locations.

2.       Billing and Rates.

         2.1 Rates and Charges. Customer agrees to pay to Provider the rates and charges for the Services set forth in the applicable appendices to this Agreement. GTE's rates and charges are set forth in Appendix D attached to this Agreement and made a part hereof. DTI's separate rates and charges are also set forth in Appendix D attached hereto and made a part hereof.

         2.2 Billing. Provider shall render to Customer a bill for interconnection services on a current basis. Charges for physical facilities and other nonusage sensitive charges shall be billed in advance, except for charges and credits associated with the initial or final bills. Usage sensitive charges, such as charges for termination of Local Traffic, shall be billed in arrears. DTI is required to order trunks pursuant to Section 4.3.3 of this Article. Charges for traffic that has been routed over a jurisdictionally inappropriate trunk group (e.g., local traffic carried over trunks used for Switched Access Traffic) may be adjusted to reflect the appropriate compensation arrangement and may be handled as a post-billing adjustment to bills rendered. Additional matters relating to billing are included in Appendix I attached to this Agreement and made a part hereof.

3.       Transport and Termination of Traffic.

         3.1 Traffic to be Exchanged. The Parties shall reciprocally terminate Local, IntraLATA Toll, optional EAS and jointly provided Interexchange Carrier Traffic originating on each other's networks utilizing either Direct or Indirect Network Interconnections as provided in Section 4 or Section 5 herein. To this end, the Parties agree that there will be interoperability between their networks. The Parties agree to exchange traffic associated with Third-Party

              LECs, CLECs and Wireless Service Providers pursuant to the compensation arrangement specified in Section 3.3 herein. Only traffic originated by or terminating to the Parties' end user customers is to be exchanged. In addition, the Parties will notify each other of any anticipated change in traffic to be exchanged (e.g., traffic type, volume).

         3.2  Compensation For Exchange Of Traffic.

              3.2.1 Mutual Compensation. The Parties shall compensate each other for the exchange of Local Traffic in accordance with Section 3.2.2 of this Article. The Parties will develop an initial factor representative of the share of traffic exempt from local compensation. This factor will be updated quarterly in like manner or as the Parties otherwise agree. Once the traffic that is exempt from local compensation can be measured, the actual exempt traffic will be used rather than the above factor. Charges for the transport and termination of intraLATA toll and interexchange traffic shall be in accordance with the Parties' respective intrastate or interstate access tariffs, as appropriate

              3.2.2 Bill-and-Keep. The Parties shall assume that Local Traffic is roughly balanced between the parties unless traffic studies indicate otherwise. Accordingly, the Parties agree to use a Bill-and-Keep Arrangement with respect to termination of Local Traffic only. Either Party may request that a traffic study be performed no more frequently than once a quarter. Should such traffic study indicate, in the aggregate, that either Party is terminating more than 60 percent of the Parties' total terminated minutes for Local Traffic, either Party may notify the other that mutual compensation will commence pursuant to the rates set forth in Appendix D of this Agreement and following such notice it shall begin and continue for the duration of the Term of this Agreement unless otherwise agreed. To account for ISP traffic, the Parties will negotiate an initial factor(s) representative of the proportionate share of traffic exempt from local compensation. This factor will be updated quarterly in a like manner or as the Parties otherwise agree. Once the traffic that is exempt from local compensation can be measured, the actual exempt traffic will be used rather than the above factor. Nothing in this Section
                        3.2.2 shall be interpreted to (i) change compensation set forth in this Agreement for traffic or services other than Local Traffic, including but not limited to internetwork facilities, access traffic or wireless traffic, or (ii) allow either Party to aggregate traffic other than Local Traffic for the purpose of compensation under the Bill-and-Keep Arrangement described in this Section 3.2.2, except as set forth in
                        Section 3.1 above.

              3.2.3 Sharing of Access Charges on Calls to Ported Numbers. Until permanent number portability is implemented, the Parties agree that switched access termination to a ported number will be billed by the party providing interim number portability and that the party billing the switched access will share the switched access revenue with the other party. After permanent number portability is implemented, the Parties agree to renegotiate sharing of access charges to ported numbers in accordance with permanent number portability requirements. In lieu of actual measurements of minutes and/exchange of billing records for this traffic the Parties agree that the Party providing the ported number will pay the other Party the rate per line/per month as specified in Appendix E.

                        (a) The number of lines/talk paths per ported number that are subject to compensation will be determined at the time the end user customer's local service is changed from one party to the other. The number of lines per number eligible for the shared revenue arrangement described in this section will be limited to the number of lines in service on the date of conversion plus a 10% growth margin. After conversion the number of lines per number available for compensation can only be increased by mutual consent of the parties.

                        (b) The Parties agree that the compensation rate in paragraph 3.3.3 may change as a result of changes in access rates, traffic volume or for other reasons and agree to renegotiate the rate if a significant event occurs. At a minimum, the parties agree to reevaluate the rate on an annual basis.

                        (c) The Parties agree that terminating switched access calls ported via interim number portability may appear to the receiving party to be a local call and that the implementation of reciprocal compensation for terminating local calls may result in overcompensation for ported switched access calls. Therefore, the Parties agree to renegotiate the terminating shared access compensation rate if reciprocal compensation for local calls is implemented.

         3.3 Tandem Switching Traffic. The Parties will provide tandem switching for traffic between the Parties' end offices subtending each other's access tandem, as well as for traffic between either Party's end users and any Third Party which is interconnected to the other Party's access tandems as follows:

              3.3.1 The originating Party will compensate the tandem Party for each minute of originated tandem switched traffic which terminates to Third Party (e.g., other CLEC, ILEC, or wireless service provider). The applicable rate for this charge is identified in Appendix D.

              3.3.2 The originating Party also assumes responsibility for compensation to the company which terminates the call.

         3.4 Inter-Tandem Switching. The Parties will only use inter-tandem switching for the transport and termination of local/EAS or intraLATA toll traffic originating on each other's network at and after such time as either (i) DTI has agreed to and fully implemented an existing intraLATA toll compensation mechanism such as IntraLATA Terminating Access Compensation (ITAC) or a functional equivalent thereof or (ii) generally accepted industry signaling standards and AMA record standards support the recognition of multiple tandem switching events.

4.       Direct Network Interconnection.

         4.1 Network Interconnection Architecture. DTI may interconnect with GTE at any of the minimum technically feasible points required by the FCC. Interconnection at additional points will be reviewed on an individual case basis. Where the Parties mutually agree following a Bona Fide Request to directly interconnect their respective networks, interconnection will be as specified in the following subsections. The "IPs" shall be set forth in Appendix B attached to this Agreement and made a part hereof. Based on the configuration, the installation timeline will vary considerably, however, GTE will work with DTI in all circumstances to install "IPs" within 120 calendar days absent extenuating circumstances. Internetwork connection and protocol must be based on industry standards developed consistent with Section 256 of the Telecommunications Act of 1996.

              4.1.1 Subject to mutual agreement, the Parties may use the following types of network facility interconnection, using such interface media as are (i) appropriate to support the type of interconnection requested and
                        (ii) available at the facility at which interconnection is requested. For each "IP" set forth in Appendix B, the Parties shall specify the type of interconnection used at that "IP."

                        (a) A Mid-Span Fiber Meet within an existing GTE exchange area whereby the Parties mutually agree to jointly plan and engineer their facility "IP" at a designated manhole or junction location. The "IP" is the demarcation between ownership of the fiber transmission facility. Each party is individually responsible for its incurred costs in establishing this arrangement.

                        (b) A Virtual or Physical EIS arrangement at a GTE wire center subject to the rates, terms, and conditions contained in GTE's applicable tariffs.

                        (c) A Special Access arrangement and/or Switched Transport terminating at a GTE wire center subject to the rates, terms, and conditions contained in GTE's applicable tariffs. These facilities will meet the standards set forth in such tariffs.

              4.1.2 Virtual and Physical EIS arrangements are governed by appropriate GTE tariffs, except as provided in
                        Article IX, Section 1.3.

              4.1.3 The Parties will mutually designate at least one POI on GTE's network within each GTE local calling area for the routing of Local Traffic. Recording and billing of traffic routed over these facilities shall be as provided in Section 3.4 of this Article.

         4.2 Compensation. The Parties agree to the following compensation for internetwork facilities, depending on facility type.

              4.2.1 Mid-Span Fiber Meet: GTE will charge special access (flat rated) transport from the applicable intrastate access tariff and will rate charges between the "IP" and GTE's interconnection switch. Charges will be reduced to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. DTI will charge flat rated transport to GTE for DTI facilities used by GTE at their tariffed rates or as mutually agreed, not to exceed GTE rates. DTI will apply charges based on the lesser of; (i) the airline mileage from the "IP" to the DTI switch; or
                        (ii) the airline mileage from the GTE switch to the serving area boundary.

              4.2.2 Collocation: GTE will charge Virtual or Physical EIS rates from the applicable GTE tariff. DTI will charge GTE flat rated transport at their tariffed rates or as mutually agreed, not to exceed GTE rates, to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. DTI will apply charges based on the lesser of; (i) the airline mileage from the "IP" to the DTI switch; or
                        (ii) two (2) times the airline mileage from the GTE switch to the serving area boundary.

              4.2.3 Special Access and/or Switched Access: GTE will charge special access and/or switched access rates from the applicable GTE intrastate access tariff. Charges will be reduced to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. The Parties will negotiate an initial factor representative of the proportionate share of the facilities. This factor will be updated quarterly in like manner or as the Parties otherwise agree.

         4.3  Trunking Requirements.

              4.3.1 The Parties agree to establish trunk groups of sufficient capacity from the interconnecting facilities such that trunking is available to any switching center designated by either Party, including end offices, tandems, 911 routing switches, and directory assistance/operator service switches. The Parties will mutually agree where one-way or two-way trunking will be available. The Parties may use two-way trunks for delivery of local traffic or either Party may elect to provision its own one-way trunks for delivery of local traffic to the other Party. If a Party elects to provision its own one-way trunks, that Party will be responsible for its own expenses associated with the trunks.

              4.3.2 DTI shall make available to GTE trunks over which GTE shall terminate to end users of DTI-provided Exchange Services, Local Traffic and intraLATA toll or optional EAS traffic originated from end users of GTE-provided Exchange Service.

              4.3.3 DTI and GTE shall, where applicable, make reciprocally available, by mutual agreement, the required trunk groups to handle different traffic types. DTI and GTE will support the provisioning of trunk groups that carry combined or separate Local Traffic and intraLATA toll and optional EAS traffic. GTE requires separate trunk groups from DTI to originate and terminate interLATA calls and to provide Switched Access Service to IXCs. To the extent DTI desires to have any Interexchange Carriers (IC) originate or terminate traffic to DTI, DTI will arrange for such IC to issue an ASR to GTE instructing GTE to route such traffic over the appropriate IC trunk group. Until GTE receives and processes such ASR, the traffic will not be routed.

                        4.3.3.1 Each Party agrees to route traffic only over the proper jurisdictional trunk group.

                        4.3.3.2 Each Party shall only deliver traffic over the local interconnection trunk groups to the other Party's access tandem for those publicly-dialable NXX Codes served by end offices that directly subtend the access tandem or to those wireless service providers that directly subtend the access tandem.

                        4.3.3.3 Neither party shall route Switched Access Service traffic over local interconnection trunks, or local traffic over Switched Access Service trunks.

              4.3.4 DTI and GTE will reciprocally provide Percent Local Usage (PLU) factors to each other on a quarterly basis to identify the proper jurisdiction of each call type that is carried over the required trunks.

              4.3.5 Reciprocal traffic exchange arrangement trunk connections shall be made at a DS-1 or multiple
                        DS-1 level, DS-3, (SONET where technically available) and shall be jointly-engineered to an objective P.01 grade of service.

              4.3.6 DTI and GTE agree to use diligent efforts to develop and agree on a Joint Interconnection Grooming Plan prescribing standards to ensure that the reciprocal traffic exchange arrangement trunk groups are maintained at consistent P.01 or better grades of service. Such plan shall also include mutually-agreed upon default standards for the configuration of all segregated trunk groups.

              4.3.7 Signaling System 7 (SS7) Common Channel Signaling will be used to the extent that such technology is available.

              4.3.8 The Parties agree to offer and provide to each other B8ZS Extended Superframe Format ("ESF") facilities, where available, capable of voice and data traffic transmission.

              4.3.9 The Parties will support intercompany 64kbps clear channel where available.

         4.4 Network Redesigns Initiated by GTE. GTE will not charge DTI when GTE initiates its own network redesigns/reconfigurations.

         4.5 Interconnection Calling and Called Scopes for the Access Tandem Interconnection and the End Office Interconnection.

              4.5.1 GTE Access Tandem Interconnection calling scope (originating and terminating) is to those GTE end offices which subtend the GTE access tandem to which the connection is made except as provided for in
                        Section 3.3 of this Article V.

              4.5.2     GTE End Office Interconnection calling scope
                        (originating    and terminating) is only to the end
                        office to which the connection is made.

5. Indirect Network Interconnection. Nether Party shall deliver traffic destined to terminate at the other Party's end office via another LEC's end office. In addition, neither Party shall deliver traffic destined to terminate at an end office subtending the other Party's access tandem via another LEC's access tandem until such time as compensation arrangements have been established in accordance with this Article V, Sections 3.1 and 3.4.

6.       Number Resources.

         6.1 Number Assignment. Nothing in this Agreement shall be construed to, in any manner, limit or otherwise adversely impact DTI's right to employ or to request and be assigned any NANP number resources including, but not limited to, Central Office (NXX) Codes pursuant to the Central Office Code Assignment Guidelines. Any request for numbering resources by DTI shall be made directly to the NANP Number Plan Administrator. Except with respect to those areas in which GTE is the NANP Number Plan Administrator, GTE shall not be responsible for the requesting or assignment of number resources to DTI. The Parties agree that disputes arising from numbering assignment shall be arbitrated by the NANP Number Plan Administrator. DTI shall not request number resources to be assigned to any GTE switching entity.

              6.1.1 Each Party shall be responsible for notifying its customers of any changes in numbering or dialing arrangements to include changes such as the introduction of new NPAs or new NXX codes. Each Party is responsible for administering NXX codes assigned to it.

         6.2 Rate Centers. For purposes of compensation between the Parties and the ability of GTE to appropriately apply its toll tariff to its end user customers, DTI shall adopt the Rate Center areas and Rate Center points that the Commission has approved for the incumbent LEC and shall assign whole NPA-NXX codes to each Rate Center.

         6.3 Routing Points. DTI will also designate a Routing Point for each assigned NXX code. DTI may designate one location within each Rate Center as a Routing Point for the NPA-NXX associated with that Rate Center; alternatively DTI may designate a single location within one Rate Center to serve as the Routing Point for all the NPA-NXXs associated with that Rate Center and with one or more other Rate Centers served by DTI within an existing GTE exchange area and LATA.

         6.4 Code and Numbers Administration. The Parties will comply with code administration requirements as prescribed by the FCC, the Commission, and accepted industry guidelines. Where GTE is the NANP Number Plan Administrator, GTE will administer number resources, and charge for such administration in accord with applicable rules and regulations. GTE will administer numbering resources in a competitively neutral manner, and process requests for NXX codes in a timely manner and in accord with industry standards. The Parties shall protect DTI proprietary information that may be submitted to GTE in connection with GTE's responsibilities as NANP Number Plan Administrator in accordance with Article III, Section 11 of this Agreement.

6.5 Programming Switches. It shall be the responsibility of each Party to program and update its own switches and network systems pursuant to the Local Exchange Routing Guide ("LERG") guidelines to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities.

7. Interim Number Portability (INP). Each Party shall provide the other Party with INP for the purpose of allowing end user customers to change service-providing Parties without changing their telephone number. GTE shall provide its INP to DTI using remote call forwarding ("RCF"). The GTE rates for INP service using RCF are set out in Appendix E attached to this Agreement and made a part hereof. If DTI wishes to use Direct Inward Dialing ("DID") to provide INP to its end users, DTI may purchase DID service from GTE at the rate specified in the appropriate GTE tariff. DTI shall provide INP to GTE at the rates specified for DTI in Appendix E.

8.       Meet-Point Billing.

8.1      Meet-Point Arrangements.

         8.1.1 The Parties may mutually establish Meet-Point Billing ("MPB") arrangements in order to provide Switched Access Services to Access Service customers via a GTE access tandem in accordance with the MPB guidelines adopted by and contained in the Ordering and Billing Forum's MECAB and MECOD documents, except as modified herein and as described in Section 3.2.3 for Interim Portability.

         8.1.2 Except in instances of capacity limitations, GTE shall permit and enable DTI to sub-tend the GTE access tandem(s) nearest to the DTI Rating Point(s) associated with the NPA-NXX(s) to/from which the Switched Access Services are homed. In instances of capacity limitation at a given access tandem, DTI shall be allowed to subtend the next-nearest GTE access tandem in which sufficient capacity is available.

         8.1.3  Interconnection for the MPB arrangement shall occur at the "IP".

         8.1.4 Common Channel Signaling shall be utilized in conjunction with MPB arrangements to the extent such signaling is resident in the GTE access tandem switch.

         8.1.5 DTI and GTE will use diligent efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and/or provisions within the National Exchange Carrier Association ("NECA") Tariff No. 4, or any successor tariff, sufficient to reflect this MPB arrangement, including MPB percentages.

         8.1.6 As detailed in the MECAB document, DTI and GTE will, in a timely fashion, exchange all information necessary to accurately, reliably and promptly bill Access Service customers for Switched Access Services traffic jointly handled by DTI and GTE via the meet-point arrangement. Information shall be exchanged in Electronic Message Record ("EMR") format, on magnetic tape or via a mutually acceptable electronic file transfer protocol.

         8.1.7 DTI and GTE shall work cooperatively to coordinate rendering of Meet-Point bills to customers, and shall reciprocally provide each other usage data and related information at the appropriate charge.

8.2      Compensation.

         8.2.1 Initially, billing to Access Service customers for the Switched Access Services jointly provided by DTI and GTE via the MPB arrangement shall be according to the multiple-bill method as described in the MECAB guidelines. This means each Party will bill the portion of service they provided at their appropriate tariff, or price list.

         8.2.2 Subsequently, DTI and GTE may mutually agree to implement one of the following options for billing to third parties for the Switched Access Services jointly provided by DTI and GTE via the MPB arrangement: single-bill/single tariff method, single-bill/multiple tariff method, or to continue the multiple-bill method. Should either Party prefer to change among these billing methods, that Party shall notify the other Party of such a request in writing, ninety (90) Business Days in advance of the date on which such change is desired to be implemented, such changes then may be made in accordance with MECAB guidelines and if the Parties mutually agree, the change will be made.

9.       Common Channel Signaling.

9.1 Service Description. The Parties will provide Common Channel Signaling ("CCS") to one another via Signaling System 7 ("SS7") network interconnection, where and as available, in the manner specified in FCC Order 95-187, in conjunction with all traffic exchange trunk groups. SS7 signaling and transport services shall be provided by GTE in accordance with the terms and conditions of this Section 9 of this Article and Appendix J attached to this Agreement and made a part hereof. The Parties will cooperate on the exchange of all appropriate SS7 messages for local and intraLATA call set-up signaling, including ISUP and Transaction Capabilities Application Part ("TCAP") messages to facilitate full interoperability of all CLASS Features and functions between their respective networks. Any other SS7 message services to be provided using TCAP messages (such as data base queries) will be jointly negotiated and agreed upon.

9.2 Signaling Parameters. All SS7 signaling parameters will be provided in conjunction with traffic exchange trunk groups, where and as available. These parameters include Automatic Number Identification ("ANI"), Calling Party Number ("CPN"), Privacy Indicator, calling party category information, originating line information, charge number, etc. Also included are all parameters relating to network signaling information, such as Carrier Information Parameter ("CIP"), wherever such information is needed for call routing or billing. GTE will provide SS7 via GR-394-SS7 and/or GR-317-SS7 format(s).

9.3 Privacy Indicators. Each Party will honor all privacy indicators as required under applicable law.

9.4 Connection Through STP. DTI must interconnect with the GTE STP(s) serving the LATA in which the traffic exchange trunk groups are interconnected. Additionally, all interconnection to GTE's 800/888 database and GTE's LIDB shall, consistent with this section and Appendix J attached hereto, take place only through appropriate STP pairs.

9.5 Third Party Signaling Providers. DTI may choose a third-party SS7 signaling provider to transport messages to and from the GTE SS7 network. In that event, that third-party provider must present a letter of agency to GTE, prior to the testing of the interconnection, authorizing the Third Party to act on behalf of DTI in transporting SS7 messages to and from GTE. The third-party provider must interconnect with the GTE STP(s) serving the LATA in which the traffic exchange trunk groups are interconnected.

9.6 Multi-Frequency Signaling. In the case where CCS is not available, in band Multi-Frequency ("MF"), wink start, E & M channel associated signaling with ANI will be provided by the Parties. Network signaling information, such as CIC/OZZ, will be provided wherever such information is needed for call routing or billing.

10. Service Quality and Performance. Each Party shall provide Services under this Article to the other Party that are equal in quality to that the Party provides to itself, its Affiliates or any other entity. "Equal in quality" shall mean that the Service will meet the same technical criteria and performance standards that the providing Party uses within its own network for the same Service at the same location under the same terms and conditions.

11. Network Outages. GTE shall work with DTI to establish reciprocal responsibilities for managing network outages and reporting. Each party shall be responsible for network outage as a result of termination of its equipment in GTE wire center or access tandem. DTI shall be responsible for notifying GTE of significant outages which could impact or degrade GTE switches and services.

                                   ARTICLE VI
                               RESALE OF SERVICES

1. General. The purpose of this Article VI is to define the Exchange Services and related Vertical Features and other Services (collectively referred to for purposes of this Article VI as the "Services") that may be purchased from GTE and resold by DTI and the terms and conditions applicable to such resold Services. Except as specifically provided otherwise in this Agreement, provisioning of Exchange Services for resale will be governed by the GTE Guide. GTE will make available to DTI for resale any Telecommunications Service that GTE currently offers, or may offer hereafter, on a retail basis to subscribers that are not telecommunications carriers, except as qualified by Section 2.2 below.

2.       Terms and Conditions.

2.1 Quality and Performance. GTE shall provide Services to DTI that are equal in quality and performance standards to the same Services provided by GTE to its own end user customers.

2.2 Restrictions on Resale. The following restrictions shall apply to the resale of retail services by DTI.

         2.2.1     DTI shall not resell Basic Exchange Residential Service.

         2.2.2 DTI shall not resell to one class of customers a service that is offered by GTE only to another class of customers in accordance with State requirements (e.g., R-1 to B-1, disabled services or Lifeline services to non-qualifying customers).

         2.2.3     DTI shall not resell public pay telephone lines.

         2.2.4     DTI shall not resell semi-public pay telephone lines.

2.3      Restrictions on Discount of Retail Services. The discount specified in
         Section 5.3 herein shall apply to all retail services except for the following:

         2.3.1 DTI shall resell services that are provided at a volume discount in accordance with terms and conditions of applicable tariff. DTI shall not aggregate end user traffic in order to qualify for volume discount.

         2.3.2 DTI shall resell ICB/Contract services without a discount and only to end user customers that already have such services.

         2.3.3 DTI shall resell COCOT coin or coinless line but no discount applies.

         2.3.4 DTI shall resell Lifeline services and services for the disabled but no discount shall apply and they shall only be resold to end user customers who qualify under GTE's tariffs and state/Commission rules, orders and regulations.

         2.3.5     DTI shall resell special access but no discount applies.

         2.3.6 DTI shall resell Operator Services and Directory Assistance as specified in Section 5.6 herein however no discount applies.

         2.3.7 DTI shall resell promotional offerings that are ninety (90) days or less in duration without a discount.

2.4 Resale to Other Carriers. Services available for resale may not be used by DTI to provide access to the local network as an alternative to tariffed switched and special access by other carriers, including, but not limited to; interexchange carriers, wireless carriers, competitive access providers, or other retail telecommunications providers.

3.       Ordering and Billing.

3.1 Local Service Request. Orders for resale of Services will be placed utilizing a standard Local Service Request ("LSR") form. GTE will continue to participate in industry forums for developing service order/disconnect order formats and will incorporate appropriate industry standards. A complete and accurate LSR (containing the requisite end user information as described in the Guide) must be provided by DTI before a request can be processed.

3.2 Certificate of Operating Authority. When ordering, DTI must represent and warrant to GTE that it is a certified provider of local dial-tone service. DTI will provide a copy of its Certificate of Operating Authority or other evidence of its status to GTE upon request.

3.3 Letter of Authorization. A Letter of Authorization ("LOA") will be required before resold Services will be provided in cases in which the subscriber currently receives Exchange Service from GTE or from a local service provider other than DTI. Such LOA may be a blanket LOA or such other form as agreed upon between GTE and DTI. GTE will not release information to DTI on GTE end user customer accounts unless DTI first provides to GTE a written LOA, signed by the end user customer, authorizing the release of such information to DTI or if state or federal law provides otherwise, in accordance with such law.

3.4 Directory Assistance Listings. GTE shall include a DTI customer listing in its Directory Assistance database as part of the Local Service Request ("LSR") process. GTE will honor DTI Customer's preferences for listing status, including non-published and unlisted, as noted on the LSR and will enter the listing in the GTE database which is used to perform Directory Assistance functions as it appears on the LSR.

3.5 Nonrecurring Charges. DTI shall be responsible for the payment of all nonrecurring charges ("NRCs") applicable to resold Services (e.g., installation, changes, ordering charges) in accordance with the appropriate tariff. No discount applies to nonrecurring charges.

3.6 Transfers Between DTI and Another Reseller of GTE Services. When DTI has obtained an end user customer from another reseller of GTE services, DTI will inform GTE of the transfer by submitting a standard LSR to GTE.

3.7 Local Calling Detail. Except for those Services and in those areas where measured rate local service is available to end users, monthly billing to DTI does not include local calling detail. However, DTI may request and GTE shall consider developing the capabilities to provide local calling detail in those areas where measured local service is not available for a mutually agreeable charge.

3.8 Procedures. An overview of the procedures for preordering, ordering, provisioning and billing for resold services are outlined in Appendix I, attached hereto and made a part hereof.

3.9 LIDB. For resale services, GTE's service order will generate updates to the LIDB for validation of calling card, collect, and third number billed calls.

3.10 "OLN". Upon request, GTE will update the database to provide Originating Line Number ("OLN") Screening which indicates to an operator the acceptable billing methods for calls originating from the calling number (e.g., penal institutions, COCOTS).

4.       Maintenance.

4.1 Maintenance, Testing and Repair. GTE will provide repair and maintenance services to DTI and its end user customers for resold Services in accordance with the same standards and charges used for such services provided to GTE end user customers. GTE will not initiate a maintenance call or take action in response to a trouble report from a DTI end user until such time as trouble is reported to GTE by DTI. DTI must provide to GTE all end user information necessary for the installation, repair and servicing of any facilities used for resold Services according to the procedures described in the Guide.

4.2 Specifics and Procedures for Maintenance. An overview of the procedures for maintenance of resold services and additional matters agreed to by the Parties concerning maintenance are set forth in Appendix I.

5.       Services Available for Resale.

5.1 Description of Local Exchange Services Available for Resale. Resold basic Exchange Service includes, but is not limited to, the following elements:

         (a) Voice Grade Local Exchange Access Line - includes a telephone number and dial tone.

         (b) Local Calling - at local usage measured rates if applicable to the end user customer.

         (c)  Access to long distance carriers

         (d)  E-911 Emergency Dialing

         (e)  Access to Service Access Codes - e.g., 800, 888, 900

         (f)  Use of AIN Services (those currently available to end users)

         (g)  End User Private Line Services

         (h) Listing of telephone number in appropriate "white pages" directory; and

         (i) Copy of "White Pages" and "Yellow Pages" directories for the appropriate GTE service area

5.2 List of Services Available for Resale. The type of Services listed on Appendix F, attached hereto and made a part of this Agreement, are available for resale by DTI. Subject to the limitations on resale enumerated in this Article, any new services that GTE offers in the future at retail to customers who are not telecommunications carriers shall also be available to DTI for resale under the same terms and conditions contained in this Agreement. Additional regulations, terms and conditions relating to the type of Services listed on Appendix F can be found in the appropriate intrastate local, toll and access tariffs. Terms, conditions and other matters concerning rate applications, technical parameters, provisioning capability, definitions and feature interactions contained in such tariffs are applicable to the type of Services offered under this Agreement and are incorporated herein by reference. Modifications to Services listed on Appendix F shall be provided to DTI in accordance with GTE's practices and procedures.

5.3 Rates. The prices charged to DTI for Local Services shall be calculated as follows:

         (1) Avoided Cost Discount of 13.63% shall apply to all retail services except those services listed in Section 2.2 and Section
              2.3 herein.

         (2) The discount dollar amount calculated under Step 1 above will be deducted from the retail rate.

         (3)  The resulting rate is the Wholesale Rate.

         (4) This discount dollar amount in Step 2 above shall not change during the Term of this Agreement, even though GTE may change its retail rates.

5.4 Grandfathered Services. Services identified in GTE Tariffs as grandfathered in any manner are available for resale only to end user customers that already have such grandfathered service. An existing end user customer may not move a grandfathered service to a new service location.

5.5 Access. GTE retains all revenue due from other carriers for access to GTE facilities, including both switched and special access charges.

5.6 Operator Services (OS) and Directory Assistance (DA). Where GTE provides access to GTE Operator Services for local and toll assistance (for example, call completion, busy line verification and emergency interruption) and Directory Assistance (e.g., 411 calls routed to GTE's DA operator centers) as an element of Exchange Services offered for resale, DTI will be billed in accordance with Appendix F. GTE will provide its existing OS and DA to a DTI at the same quality and in a nondiscriminatory manner as the service GTE's end users receive.

         5.6.1 Where Customized Routing is available (pursuant to Article VII, Section 12.1), GTE will offer unbranded OS and DA or rebranded OS and DA with the DTI brand. GTE will provide such unbranding or rebranding on a switch-by-switch basis, subject to capability and capacity limitations. Upon receipt of an order for unbranding or rebranding, GTE will implement within 90 Business Days when technically capable.

         5.6.2 DTI will be billed for unbranding or rebranding and Customized Routing. Upon written request from DTI, GTE will provide DTI with terms and conditions for providing Customized Routing and branding, plus the applicable charges. In addition, a port and dedicated trunk facilities are required as specified in Article VII, Section 12.1.4.

         5.6.3 For those offices that DTI has requested GTE to rebrand and/or unbrand OS and DA, GTE will provide it using live operators where GTE performs its own OS and DA service and where handled by automated systems. If GTE uses a Third Party contractor to provide OS or DA, GTE will not provide branding nor will GTE negotiate it with a Third Party on behalf of DTI. DTI must negotiate with the Third Party. In these instances, DTI will need to purchase customized routing to differentiate OS/DA traffic between GTE's and a Third Party.

                                   ARTICLE VII
                           UNBUNDLED NETWORK ELEMENTS

1. General. The purpose of this Article VII is to define the unbundled network elements that may be leased by DTI from GTE. Unless otherwise specified in this Agreement, provisioning of unbundled network arrangements will be governed with the GTE Customer Guide for DTI Establishment of Services - Resale and Unbundling (the "Guide"). Additional procedures for preordering, ordering, provisioning and billing of unbundled network elements are outlined in Appendix I.

2.       Unbundled Network Elements.

2.1 Categories. There are several separate categories of Network Components that shall be provided as unbundled network elements by GTE:

         (a)  Network Interface Device or NID

         (b)  Loop Elements

         (c)  Port and Local Switching Elements

         (d)  Transport Elements

         (e)  Signaling Elements

         (f)  Data Switching

         (g)  Digital Cross Connect System (DCS)

2.2 Prices. Individual unbundled network elements and prices are identified on Appendix G attached to this Agreement and made a part hereof, or under the appropriate GTE tariff as referenced in this Article. Nonrecurring charges relating to unbundled elements are also listed on Appendix G.

         2.2.1 Reciprocal Compensation Arrangements for Call Termination. Reciprocal compensation arrangements for call termination shall be as provided in Appendix M attached hereto.

2.3 Interconnection to Unbundled Elements. DTI may lease and interconnect to whichever of these unbundled network elements DTI chooses, and subject to technical feasibility, may combine these unbundled elements with any facilities or services that DTI may itself provide subject to the following:

         2.3.1 Interconnection shall be achieved via expanded interconnection/collocation arrangements DTI shall maintain at the wire center at which the unbundled services are resident.

         2.3.2 DTI may order transport pursuant to Section 6 below as follows:

                   (a) From the wire center at which the unbundled elements (e.g., loop, port) are located to the GTE wire center where DTI has established an interconnection/collocation arrangement.

                                     VII-1

                   (b) Directly from the DTI switch to a GTE wire center and connect to unbundled loops. Applicable charges would be transport, transport termination, multiplexing, loop/port connector and loop.

         2.3.3 Each loop or port element shall be delivered to DTI collocation arrangement over a loop/port connector applicable to the unbundled services as listed on Appendix G.

         2.3.4 DTI shall combine unbundled network elements with its own facilities. GTE has no obligation to combine any network elements for DTI. DTI may not combine such network elements to provide solely interexchange service or solely access service to an interexchange carrier.

2.4 Service Quality. To the degree reasonably possible, all service attributes, grades-of-service and installation, maintenance and repair intervals which apply to the bundled service will apply to unbundled network elements. Notwithstanding the foregoing, GTE shall not be responsible for impacts on service attributes, grades of service, etc., resulting from DTI's specific use of or modification to any unbundled network element.

3.       Network Interface Device.

3.1 Direct Connection. DTI shall be permitted to connect its own Loop directly to GTE's Network Interface Device or NID in cases in which DTI uses its own facilities to provide local service to an end user formerly served by GTE, as long as such direct connection does not adversely affect GTE's network. In order to minimize any such adverse effects, DTI shall follow the procedures in Sections 3.1.1 and 3.1.2 below.

         3.1.1 When connecting its own loop facility directly to GTE's NID for a residence or business customer, DTI must make a clean cut on the GTE drop wire at the NID so that no bare wire is exposed. DTI shall not remove or disconnect GTE's drop wire from the NID or take any other action that might cause GTE's drop wire to be left lying on the ground.

         3.1.2 At multi-tenant customer locations, DTI must remove the jumper wire from the distribution block (i.e. the NID) to the GTE cable termination block. If DTI cannot gain access to the cable termination block, DTI must make a clean cut at the closest point to the cable termination block. At DTI's request and discretion, GTE will determine the cable pair to be removed at the NID in multi-tenant locations. DTI will compensate GTE for the trip charge necessary to identify the cable pair to be removed.

         3.1.3 GTE agrees to offer NIDs for lease to DTI but not for sale. DTI may remove GTE identification from any NID which it connects to a DTI loop, but DTI may not place its own identification on such NID.

         3.1.4 GTE Loop elements leased by DTI will be required to terminate only on a GTE NID. If DTI leasing a GTE loop wants a DTI NID, they will also be required to lease a GTE NID for the direct loop termination and effect a NID to NID connection.

3.2 NID to NID Connection. Rather than connecting its loop directly to GTE's NID, DTI may also elect to install its own NID and effect a NID to NID connection to gain access to the end user's inside wiring.

                                     VII-2

         3.2.1 DTI that provides its own loop facilities may elect to move all inside wire terminated on a GTE NID to one provided by DTI. In this instance, a NID to NID connection will not be required. DTI, or the end user premise owner, can elect to leave the GTE disconnected NID in place, or to remove the GTE NID from the premise and dispose of it entirely.

3.3 Removal of Cable Pairs. Removal of existing cable pairs required for DTI to terminate service is the responsibility of DTI.

3.4 Maintenance. When DTI provides its own loop and connects directly to GTE's NID, GTE does not have the capability to perform remote maintenance. DTI can perform routine maintenance via its loop and inform GTE once the trouble has been isolated to the NID and GTE will repair (or replace) the NID, or, at DTI's option, it can make a NID to NID connection, using the GTE NID only to gain access to the inside wire at the customer location.

4.       Loop Elements.

4.1 Service Description. a "Loop" is an unbundled component of Exchange Service. In general, it is the transmission facility (or channel or group of channels on such facility) which extends from a Main Distribution Frame ("MDF") or functionally comparable piece of equipment in a GTE end office or wire center to a demarcation or connector block in/at a subscriber's premises. Traditionally, Loops were provisioned as 2-wire or 4-wire copper pairs running from the end office MDF to the customer premises. However, a loop may be provided via other media, including radio frequencies, as a channel on a high capacity feeder/distribution facility which may, in turn, be distributed from a node location to the subscriber premises via a copper or coaxial drop facility, etc.

4.2      Categories of Loops. There are six general categories of loops:

         4.2.1 "2-wire analog voice grade" loops will support analog transmission of 300-3000 Hz, repeat loop start or ground start seizure and disconnect in one direction (toward the end office switch), and repeat ringing in the other direction (toward the end user). This loop is commonly used for local dial tone service;

         4.2.2 "4-wire analog voice grade" loops conform to the characteristics of a 2-wire voice grade loop and, in addition, can support the simultaneous independent transmission of information in both directions;

         4.2.3 "2-wire digital" loops will support industry standard specifications for digital transmission. Special provisioning (removal of bridge taps and/or load coils) will be required to conform to these industry standards. The price for 2-wire digital loops shall be the price for the basic 2-wire loop plus the loop facility NRC to recover the cost of the special provisioning.

         4.2.4 "4-wire digital" loops will support industry standard specifications for digital transmission. Special provisioning (removal of bridge taps and/or load coils) will be required to conform to these industry standards. The price for 4-wire digital loops shall be the price for the basic 4-wire loop plus the loop facility NRC to recover the cost of the special provisioning.

         4.2.5     "DS-1" loops will support a digital transmission rate of
                   1.544 Mbps. The DS-1 loop will have no bridge taps or load coils and will employ special line treatment. DS-1 loops will include span line repeaters where required, office terminating repeaters, and DSX cross connects. Prices for DS-1 grade loops are the prices set forth in the appropriate GTE intrastate special access tariff.


                                     VII-3

         4.2.6 "DS-3" loops will support the transmission of isochronous bipolar serial data at a rate of 44.736 Mbps. This DS-3 type of loop provides the equivalent of 28 DS-1 channels and shall include the electronics at either end.

4.3 Conditioned Loops. DTI may also require that the loops ordered above be conditioned in order for them to provide the end-user service. Examples of this type of conditioning are: Type C, Type DA, Improved C, Clear Channel, etc. The price for such a conditioned loops shall be the applicable charge as provided in the appropriate GTE intrastate special access tariff.

4.4 Features, Functions, Attributes. To the degree reasonably possible, all transport-based features, functions, service attributes, grades-of-service, installation, maintenance and repair intervals that apply to the bundled services will apply to unbundled loops.

         4.4.1 GTE will not perform routine testing of the unbundled loop for maintenance purposes. DTI will be required to provision a loop testing device either in its central office
                   (switch location), Network Control Center or in its collocation arrangement to test the unbundled loop. GTE will perform repair and maintenance once trouble is identified by DTI.

         4.4.2 All Loop facilities furnished by GTE on the premises of DTI's end users and up to the network interface or functional equivalent are the property of GTE. GTE must have access to all such facilities for network management purposes. GTE employees and agents may enter said premises at any reasonable hour to test and inspect such facilities in connection with such purposes or, upon termination or cancellation of the Loop facility, to remove such facility.

         4.4.3 GTE will provide loop transmission characteristics to DTI end users which are equal to those provided to GTE end users.

         4.4.4 If DTI leases loops which are conditioned to transmit digital signals, as a part of that conditioning, GTE will test the loop and provide recorded test results to DTI. In maintenance and repair cases, if loop tests are taken, GTE will provide any recorded readings to DTI at time the trouble ticket is closed in the same manner as GTE provides to itself and its end users.

4.5 Digital Loop Carrier. Where GTE utilizes integrated digital loop carrier ("IDLC")1 technology to provision the Loop element, GTE will take the necessary affirmative steps to provide unbundled Loops. The basic Loop provided will support voice grade services. Loop capabilities beyond voice grade (i.e., ISDN, ADSL, etc.) will be provided under the terms and conditions, and at the prices indicated in
         Section 4.3.

         4.5.1 GTE will permit DTI to collocate digital loop carriers and associated equipment in conjunction with collocation arrangements DTI maintains at a GTE wire center for the purpose of interconnecting to unbundled Loop elements.

4.6      Unbundled Loop Facility Certification.

         4.6.1 Before deploying any service enhancing copper cable technology (e.g., HDSL, ISDN, etc.) over unbundled 2-wire analog voice grade loops leased from GTE, DTI shall notify GTE of

--------

(1) See Bellcore TR-TSY-000008, Digital Interface Between the SLC-96 Digital Loop Carrier System and Local Digital Switch and TR-TSY-000303, Integrated Digital Loop Carrier (IDLC) Requirements, Objectives and Interface.



                                    VII-4
                   such intentions to enable GTE to assess the loop transport facilities to determine whether there are any existing copper cable loop transport technologies (e.g., analog carrier, etc.) deployed within the same cable sheath that would be interfered with if DTI deployed the proposed service enhancing copper cable technology. If there are existing copper cable loop transport technologies already deployed within the same cable sheath, or if GTE already has existing near term (within 18 months of the date of facility certification) plans to deploy copper cable loop transport technologies that would be interfered with as described above, GTE will so inform DTI and DTI shall not be permitted to deploy such service enhancing copper cable technologies. GTE will charge DTI the applicable engineering time and labor costs to perform the certification.

         4.6.2 If DTI fails to notify GTE of its plans to deploy service enhancing copper cable technology and obtain prior certification from GTE of the facilities, if DTI's deployment of such technology is determined to have caused interference with existing or planned copper cable loop transport technologies deployed by GTE in the same cable sheath, DTI will immediately remove such service enhancing copper cable technology and shall reimburse GTE for all incurred expense related to this interference.

4.7      Unbundled Loop Facility Notification.

         4.7.1 GTE reserves the right to deploy within its network at its sole discretion any and all copper cable loop transport technologies. If GTE plans to deploy copper cable loop transport technology within a cable sheath in which such technology was not previously deployed, GTE will provide notice to DTI of such planned deployment, indicating all service enhancing copper cable technologies that would cause interference with the technology to be deployed, or that would be interfered with by the deployment of such technology. Such notice will be provided at least ninety
                   (90) Business Days in advance of the planned deployment. If DTI has deployed any technologies within the same cable sheath that would interfere with, or be interfered with, by the technology GTE plans to deploy, the parties will work together to resolve the situation.

4.8      Subloops.

         4.8.1 GTE will provide as separate items the loop distribution, loop concentrator and loop feeder on a case-by-case basis pursuant to a Bona Fide Request ("BFR").

         4.8.2 GTE will design and construct loop access facilities (including loop feeders and loop concentration/multiplexing systems) in accordance with standard industry practices as reflected in applicable tariffs and/or as agreed to by GTE and DTI.

         4.8.3 Transport for loop concentrators/multiplexers services not supported by embedded technologies will be provided pursuant to applicable tariffs or as individually agreed upon by GTE and DTI. The Parties understand that embedded loop concentrators/multiplexers are not necessarily capable of providing advanced and/or digital services.

         4.8.4 GTE will provide loop transmission characteristics as specified in Section 4.4.3 herein.

5.       Port and Local Switching Elements.

5.1 Port. Port is an unbundled component of Exchange Service that provides for the interconnection of individual loops or trunks to the switching components of GTE's network. In general, it is a line card or trunk card and associated peripheral equipment on GTE end office switch that serves as the hardware termination for the end user's Exchange Service on that switch and generates dial



                                    VII-5
         tone and provides the end user access to the public switched telecommunications network. The port does not include such features and functions which are provided as part of Local Switching. Each line-side port is typically associated with one (or more) telephone number(s), which serve as the end user's network address.

5.2 Ports Available as Unbundled Network Elements. There are four types of Ports available as unbundled network elements;

         5.2.1 "2-wire analog line" Port is a line side switch connection employed to provide basic residential and business type Exchange Service.

         5.2.2     "2-wire ISDN digital line" Port is a Basic Rate Interface
                   (BRI) line side switch connection employed to provide ISDN
                   Exchange   Services.

         5.2.3 "DS-1 digital trunk" Port is a direct inward dialing (DID) trunk side switch connection employed to provide the equivalent of 24 analog incoming trunk type Exchange Services.

         5.2.4 "4-wire ISDN digital DS-1 trunk" Port is a Primary Rate Interface (PRI) trunk side switch connection employed to provide the ISDN Exchange Services

5.3 Port Prices. Prices for 2-wire analog and DS-1 Ports are listed in Appendix G. 2-wire ISDN line side Ports and 4-wire ISDN trunk side Ports shall be provided at a price agreed to by the Parties.

5.4 Local Switching. Local switching provides the basic switching functions to originate, route and terminate traffic and any signaling deployed in the switch. Vertical features are optional services provided through software programming in the switch which can be added on a per-feature basis with applicable rate. GTE will offer only those features and functions currently available to the particular platform used (e.g., DMS, 5ESS, GTD5). Any feature or function which is not available, but the switch is capable of providing, may be requested via the BFR process. DTI will be responsible for bearing any costs incurred by GTE in making such feature/function available, including Right-to-Use (RTU) fees. The rates for Local Switching and Vertical Features are listed in Appendix G.

         5.4.1 DTI must purchase Local Switching with the line-side Port or trunk-side Port, if applicable.

5.5 Compliance with Section 2.3. DTI shall only order unbundled elements in accordance with Section 2.3 herein and it will be the responsibility of DTI to make arrangements for the delivery of interexchange traffic and routing of traffic over interoffice transmission facilities, if applicable.

6.       Transport Facility.

6.1 Service Description. Transport is an unbundled component of Exchange Service. In general, it is the transmission facility (or channel or group of channels on such facility) which extends from a Main Distribution Frame (MDF) or functionally comparable piece of equipment in a GTE end office or access tandem to either (I) another MDF or functionally comparable piece of equipment in a GTE end office or access tandem, or (ii) a meet point with transport facilities of DTI or another carrier. Transport may be provided over a variety of media, including, but not limped to, copper cables, radio frequencies or channels on a high capacity facility.

         6.1.1 Tandem Switching Capability. GTE will provide tandem switching capability at GTE access tandems for traffic between DTI and GTE end offices subtending the GTE access tandem and for traffic between DTI and non-GTE end offices subtending GTE access tandems. GTE will provide the features and functions that are


                                    VII-6
                   centralized in tandem switches including but not limited to call recording, the routing of calls to operator services when technically feasible, and signaling conversion features.

6.2 Categories/Types. Unbundled transport is provided under rates, terms and conditions of the applicable GTE access tariff or local private line tariff.

7. SS7 Transport and Signaling. SS7 signaling and transport services in support of DTI's local exchange services shall be provided in accordance with the terms and conditions of Appendix I attached to this Agreement and made a part hereof.

7.1 GTE will provide interconnection with its SS7 at the STPs but not at other points.

8. LIDB Services. Access to GTE's LIDB shall be provided in accordance with the rates, terms and conditions of GTE's switched access tariff, GTOC Tariff FCC No. 1, Section 8.

9. Database 800-Type Services. Access to GTE's 800-Type database (i.e., 888, 877) shall be provided in accordance with the rates, terms and conditions of GTE's switched access tariff, GTOC Tariff FCC No. 1,
         Section 8.

10.      Data Switching.

10.1 Access. GTE will provide unbundled access to GTE data switches to DTI at the user network interface ("UNI") and network to network interface ("NNI") level subject to mutual agreement on technical standards.

10.2 Nondiscrimination. Data switching features and functionalities provided to DTI will be without discrimination with respect to the way GTE provides them to GTE end users. In the event of overflow or congestion conditions on the data switching network, DTI's data traffic carried on GTE facilities will be equal priority to GTE data traffic.

10.3 Testing, Monitoring, Administration and Maintenance. Testing, monitoring, administration and maintenance will be performed by GTE in a nondiscriminatory manner.

11.      Digital Cross Connect System (DCS).

11.1 Access. GTE will provide unbundled access to the DCS element, which shall provide automated cross-connection (with CNC), facility grooming, bridging (MJU-digital), point to multipoint connections (DMB-analog), broadcast and automated facility test capabilities. These functionalities will be provided consistent with that which is provided to GTE end users. DTI shall submit a Bona Fide Request to GTE specifying these functionalities.

11.2 Optional Characteristics. The DCS element may include multiplexing, format conversion, signaling conversion and manual cross connection wiring.

11.3 Alternate Provisioning. Where no automated DCS capability exists, the cross connection function will be provided manually by GTE through the combination of DSX patch panels and D4 banks or DS0 (or higher capacity) equipment.

11.4     Elements. DTI will have access to the following DCS elements:

         (a)  DS0 with DS1 interface (CNC)




                                    VII-7

         (b)  DS1/VT1.5 with DS1, DS3 and SONET interfaces (CNC and Titan 5500)

11.5     Capabilities. The DCS elements will provide the following capabilities:

         (a)  Real-time configuration (with CNC)

         (b) Real-time access to integrated test equipment (with React and Customer Service)

         (c)  SONET asynchronous gateway functionality (with Titan 5500 only)

         (d)  Compliance with Bellcore and industry standards.

11.6 Protection and Performance. The unbundled DCS elements provided to DTI will have equipment/interface protection, redundant power supply and/or battery backup and performance/availability consistent with that provided to GTE end users.

11.7 Provisioning, Administration and Maintenance. GTE will provide provisioning, administration and maintenance of the DCS elements the same level as GTE provides to itself as well as real time access to performance monitoring and alarm data affecting DTI traffic (with CNC). GTE is not required to keep software updated to the "current available release" in every instance.

12. Operator Services (OS) and Directory Assistance (DA). GTE will provide OS and DA to DTI in accordance with the terms set forth as follows:

         12.0.1 Where Customized Routing is available, GTE will offer unbranded OS and DA or rebranded OS and DA with the DTI brand. GTE will provide such unbranding or rebranding on a switch-by-switch basis, subject to capability and capacity limitations. Upon receipt of an order for unbranding or rebranding, GTE will implement within 90 Business Days when technically capable.

         12.0.2 DTI will be billed an element charge for OS and DA and a charge for unbranding or rebranding and Customized Routing as set forth in Section 12.1.2. In addition, charges specified in Section 12.1.4 will apply.

         12.0.3 For those offices that DTI has requested GTE to rebrand and/or unbrand OS and DA, GTE will provide it using live operators where GTE performs its own OS and DA service and where handled by automated systems. If GTE uses a Third Party contractor to provide OS or DA, GTE will not provide branding nor will GTE negotiate it with a Third Party on behalf of DTI. DTI must negotiate with the Third Party. In these instances, DTI will need to purchase customized routing to differentiate OS/DA traffic between GTE's and a Third Party.

12.1 Customized Routing. Where technically feasible and upon receipt of written request from DTI, GTE agrees to provide customized routing for the following types of calls:


                             0-
                             0+Local
                             0+411
                             1+411
                             0+HNPA-555-1212 (intraLATA, only when intraLATA presubscription is not available)
                             1+HNPA-555-1212 (intraLATA, only when intraLATA presubscription is not available)

                                     VII-8

         12.1.1 GTE will provide DTI a list of switches that can provide customized routing using line class codes or similar method (regardless of current capacity limitations). DTI will return a list of these switches ranked in priority order. GTE will return to DTI a schedule for customized routing in the switches with existing capabilities and capacity.

         12.1.2 Upon written request from DTI, GTE will provide DTI with applicable charges, and terms and conditions, for providing OS and DA, branding, and Customized Routing.

         12.1.3 Subject to the above provisions, GTE will choose the method of implementing customized routing of OS and DA calls.

         12.1.4 The use of customized routing will require the purchase of a trunk side port and dedicated facilities between the GTE end office and the designated OS/DA platform. The rates for these elements will be billed in accordance with Appendix G.

13. Advanced Intelligent Network Access (AIN). GTE will provide DTI access to GTE AIN functionality from GTE's AIN SCP via GTE's local switch or DTI's local switch.

14. Nondiscrimination Provision and Support. GTE agrees to provide unbundled network elements in a timely manner considering the need and volume of requests. GTE will provide unbundled network elements in a non-discriminatory manner and shall provide power to such elements on the same basis as GTE provides to itself.

15. Provisioning Intervals. GTE agrees to provide unbundled network elements in a timely manner considering the need and volume of requests, pursuant to agreed upon service provisioning intervals.

16. Directory Assistance Listing. When DTI orders an unbundled port, a Directory Service Request (DSR) must be submitted to have the listing included in GTE's Directory Assistance database. The applicable ordering charge will be applied for processing the DSR.





                                     VII-9

                                  ARTICLE VIII
            ADDITIONAL SERVICES AND COORDINATED SERVICE ARRANGEMENTS


1.       Bona Fide Request Process.

1.1 Intent. The Bona Fide Request process is intended to be used when DTI requests customized Service Orders for certain services, features, capabilities or functionality defined and agreed upon by the Parties as services to be ordered as Bona Fide Requests.

1.2      Process.

  1.2.1 A Bona Fide Request shall be submitted in writing by DTI and shall specifically identify the need to include technical requirements, space requirements and/or other such specifications that clearly define the request such that GTE has sufficient information to analyze and prepare a response.

  1.2.2 Although not expected to do so, DTI may cancel a Bona Fide Request in writing at any time prior to DTI and GTE agreeing to price and availability. GTE will then cease analysis of the request.

  1.2.3 Within two (2) Business Days of its receipt, GTE shall acknowledge in writing the receipt of the Bona Fide Request and identify a single point of contact and any additional information needed to process the request.

  1.2.4 Except under extraordinary circumstances, within ten (10) Business Days of its receipt of a Bona Fide Request, GTE shall provide a proposed price and availability date, or it will provide an explanation as to why GTE elects not to meet DTI's request. If extraordinary circumstances prevail, GTE will inform DTI as soon as it realizes that it cannot meet the ten (10) Business Day response due date. DTI and GTE will then determine a mutually agreeable date for receipt of the request.

  1.2.5 Unless DTI agrees otherwise, all proposed prices shall be consistent with the pricing principles of the Act, FCC and/or the Commission. Payments for services purchased under a Bona Fide Request will be made upon delivery, unless otherwise agreed to by DTI, in accordance with the applicable provisions of the Agreement.

  1.2.6 Upon affirmative response from GTE, DTI will submit in writing its acceptance or rejection of GTE's proposal. If at any time an agreement cannot be reached as to the terms and conditions or price of the request GTE agrees to meet, the Dispute resolution procedures described in Article III herein may be used by a Party to reach a resolution.

2. Transfer of Service Announcements. For services other than GTE resold and ported number services, when an end user customer transfers service from one Party to the other Party, and does not retain its original telephone number, the Party formerly providing service to the end user will provide, upon request and if such service is provided to its own customers, a referral announcement on the original telephone number. This announcement will provide the new number of the customer and will remain in effect for the same time period this service is provided to GTE's own end users. For GTE resold and ported number services, GTE shall provide an intercept referral on behalf of DTI.

3. Misdirected Calls. The Parties will employ the following procedures for handling any misdirected calls (e.g., Business office, repair bureau, etc.).



                                    VIII-1

3.1 To the extent the correct provider can be determined, each Party will refer misdirected calls to the proper provider of local exchange service. When referring such calls, both Parties agree to do so in a courteous manner, at no charge.

3.2 For misdirected repair calls, the Parties will provide their respective repair bureau contact number to each other on a reciprocal basis and provide the end user the correct contact number.

3.3 In responding to misdirected calls, nether Party shall make disparaging remarks about each other, nor shall they use these calls as a basis for internal referrals or to solicit end users or to market services.

4.       911/E911 Arrangements.

4.1 Description of Service. DTI will install a minimum of two (2) dedicated trunks to GTE's 911/E911 selective routers (i.e., 911 tandem offices) that serve the areas in which DTI provides Exchange Services, for the provision of 911/E911 services and for access to all subtending PSAPs. The dedicated trunks shall be, at a minimum, DS-0 level trunks configured as a 2-wire analog interface or as part of a digital (1.544
         Mbps) interface in which all circuits are dedicated to 9-1-1 traffic. Either configuration shall use CAMA type signaling with multifrequency ("MF") tones that will deliver ANI with the voice portion of the call. GTE will provide DTI with the appropriate CLLI codes and specifications of the tandem office serving area or the location of the primary PSAP when there is no 911 routing in that 911 district. If a DTI central office serves end users in an area served by more than one (1) GTE 911/E911 selective router, DTI will install a minimum of two (2) dedicated trunks in accordance with this Section to each of such 911/E911 selective routers or primary PSAP.

4.2 Transport. If DTI desires to obtain transport from GTE to the GTE 911 selective routers, DTI may purchase such transport from GTE at the rates set forth in Appendix H.

4.3 Cooperation and Level of Performance. The Parties agree to provide access to 911/E911 in a manner that is transparent to the end user. The Parties will work together to facilitate the prompt, reliable and efficient interconnection of DTI's systems to the 911/E911 platforms, with a level of performance that will provide the same grade of service as that which GTE provides to its own end users. To this end, GTE will provide documentation to DTI showing the correlation of its rate centers to its E911 tandems at rates set forth in Appendix H.

4.4      Basic 911 and E911 General Requirements:

         4.4.1 Basic 911 and E911 provides a caller access to the appropriate emergency service bureau by dialing a 3-digit universal telephone number (911).

         4.4.2 Where GTE has a 911 selective router installed in the network serving the 911 district, GTE shall use subscriber data derived from the Automatic Location
                   Identification/Database Management System (ALI/DMS) to selectively route the 911 call to the Public Safety Answering Point (PSAP) responsible for the caller's location.

         4.4.3 All requirements for E911 also apply to the use of SS7 as a type of signaling used on the interconnection trunks from the local switch to an end office or a selective router.

         4.4.4 Basic 911 and E911 functions provided to DTI shall be at least at parity with the support and services that GTE provides to its subscribers for such similar functionality.

                                     VIII-2

         4.4.5 Basic 911 and E911 access from Local Switching shall be provided to DTI in accordance with the following:

                   4.4.5.1 GTE and DTI shall conform to all state regulations concerning emergency services.

                   4.4.5.2 For E911, both DTI and GTE shall use their respective service order processes to update access line subscriber data for transmission to the database management systems. Validation will be done via MSAG comparison listed in Section
                             4.4.5.5.

                   4.4.5.3 If legally required by the appropriate jurisdiction, GTE shall provide or overflow 911 traffic to be routed to GTE Operator Services or, at DTI's discretion, directly to DTI Operator Services.

                   4.4.5.4 Basic 911 and E911 access from the DTI local switch shall be provided from GTE to DTI in accordance with the following:

                             4.4.5.4.1 If required by DTI and technically feasible, GTE shall interconnect direct trunks from the DTI network to the E911 PSAP, or to the E911 selective routers as designated by DTI. Such trunks may alternatively be provided by DTI.

                             4.4.5.4.2 In government jurisdictions where GTE has obligations under existing Agreements as the primary provider of the 911 System to the county (i.e., "lead telco"), DTI shall participate in the provision of the 911 System as follows:

                                  4.4.5.4.2.1 Each Party shall be responsible for those portions of the 911
                                                 System for which it has
                                                 control, including any
                                                 necessary maintenance to each
                                                 Party's portion of the 911
                                                 System.

                                  4.4.5.4.2.2 DTI and GTE recognize that the lead telco in a 911 district has the responsibility of maintaining the ALI database for that district. Each company will provide its access line subscriber records to the database organization of that lead telco. DTI and GTE will be responsible for correcting errors when notified by either the 911 district or its customer, and then submitting the corrections to the lead telco. Lead telco database responsibilities are covered in
                                                 Section 4.4.5.5 of this
                                                 Article.

                                  4.4.5.4.2.3    DTI shall have the right to
                                                 verify the accuracy of
                                                 information regarding DTI
                                                 customers in the ALI database
                                                 using methods and procedures
                                                 mutually agreed to by the
                                                 Parties. The fee for this
                                                 service shall be determined
                                                 based upon the agreed upon
                                                 solution.

                             4.4.5.4.3 If a Third Party is the primary service provider to a 911 district, DTI shall negotiate separately with such Third Party with regard to the provision of 911 service to the agency. All relations between such


                                     VIII-3

                                            Third Party and DTI are totally
                                            separate from this Agreement and
                                            GTE makes no representations on
                                            behalf of the Third Party.

                             4.4.5.4.4 If DTI or Affiliate is the primary service provider to a 911 district, DTI and GTE shall negotiate the specific provisions necessary for providing 911 service to the agency and shall include such provisions in an amendment to this Agreement.

                             4.4.5.4.5 Interconnection and database access shall be at rates as set forth in Appendix H.

                             4.4.5.4.6 GTE shall comply with established, competitively neutral intervals for installation of facilities, including any collocation facilities, diversity requirements, etc.

                             4.4.5.4.7 In a resale situation, where it may be appropriate for GTE to update the ALI database, GTE shall update such database with DTI data in an interval no less than is experienced by GTE subscribers, or than for other carriers, whichever is faster, at no additional cost.

                   4.4.5.5   The following are Basic 911 and E911 Database
                             Requirements:

                             4.4.5.5.1 The ALI database shall be managed by GTE, but is the property of GTE and any participating LEC or DTI which provides their records to GTE.

                             4.4.5.5.2      Copies of the MSAG shall be
                                            provided within five (5) business
                                            days after the date the
                                            request is received and provided on
                                            diskette or paper copy at the rates
                                            set forth in Appendix H.

                             4.4.5.5.3 DTI shall be solely responsible for providing DTI database records to GTE for inclusion in GTE's ALI database on a timely basis.

                             4.4.5.5.4 GTE and DTI shall arrange for the automated input and periodic updating of the E911 database information related to DTI end users. GTE shall work cooperatively with DTI to ensure the accuracy of the data transfer by verifying it against the Master Street Address Guide ("MSAG"). GTE shall accept electronically transmitted files or magnetic tape that conform to
                                            National Emergency Number
                                            Association ("NENA") Version #2
                                            format.

                             4.4.5.5.5 DTI shall assign an E911 database coordinator charged with the responsibility of forwarding DTI end user ALI record information to GTE or via a third-party entity, charged with the responsibility of ALI record transfer. DTI assumes all responsibility for the accuracy of the data that DTI provides to GTE.

                             4.4.5.5.6      GTE shall update the database
                                            within one (1) business day of
                                            receiving the data from DTI.
                                            If GTE detects an error in the DTI
                                            provided data, the data shall be
                                            returned to DTI within one day from
                                            when it was provided to GTE. DTI
                                            shall respond to requests from GTE
                                            to make corrections to database
                                            record errors by

                                     VIII-4
                                            uploading corrected records within
                                            one day. Manual entry shall be
                                            allowed only in the event that the
                                            system is not functioning properly.

                             4.4.5.5.7 GTE agrees to treat all data on DTI subscribers provided under this Agreement as strictly confidential and to use data on DTI subscribers only for the purpose of providing E911 services.

                             4.4.5.5.8 GTE shall adopt use of a Carrier Code (NENA standard five-character field) on all ALI records received from DTI. The Carrier Code will be used to identify the carrier of record in NP configurations. The NENA Carrier Code for DTI is "DTI"; the NENA Carrier Code for GTE is "GTE."

                   4.4.5.6 GTE and DTI will comply with the following requirements for network performance, maintenance and trouble notification.

                             4.4.5.6.1 Equipment and circuits used for 911 shall be monitored at all times. Monitoring of circuits shall be done to the individual trunk level. Monitoring shall be conducted by GTE for trunks between the selective router and all associated PSAPs.

                             4.4.5.6.2      Repair service shall begin
                                            immediately upon report of a
                                            malfunction. Repair service
                                            includes testing and diagnostic
                                            service from a remote location,
                                            dispatch of or in-person visit(s)
                                            of personnel. Where an on-site
                                            technician is determined to be
                                            required, a technician will be
                                            dispatched without delay.

                             4.4.5.6.3      GTE shall notify DTI forty-eight
                                            (48) hours in advance of any
                                            scheduled testing or maintenance
                                            affecting DTI 911 service. GTE
                                            shall provide notification as soon
                                            as possible of any unscheduled
                                            outage affecting DTI 911 service.

                             4.4.5.6.4 All 911 trunks must be capable of transporting Baudot Code necessary to support the use of
                                            Telecommunications Devices for the
                                            Deaf ("TTY/TDDs").

                   4.4.5.7   Basic 911 and E911 Additional Requirements

                             4.4.5.7.1 All DTI lines that have been ported via INP shall reach the correct PSAP when 911 is dialed. Where
                                            GTE is the lead telco and provides
                                            the ALI, the ALI record will
                                            contain both the DTI number and GTE
                                            ported number. The PSAP attendant
                                            shall see both numbers where the
                                            PSAP is using a standard ALI
                                            display screen and the PSAP
                                            extracts both numbers from the data
                                            that is sent. GTE shall cooperate
                                            with DTI to ensure that 911 service
                                            is fully available to all DTI end
                                            users whose telephone numbers have
                                            been ported from GTE, consistent
                                            with State provisions.

                             4.4.5.7.2 DTI and GTE shall be responsible for reporting all errors, defects and malfunctions to one another. GTE and DTI shall provide each other with a point of contact for reporting errors, defects, and


                                     VIII-5
                                            malfunctions in the service and
                                            shall also provide escalation
                                            contacts.

                             4.4.5.7.3 DTI may enter into subcontracts with third parties, including DTI
                                            Affiliates, for the performance of
                                            any of DTI's duties and obligations
                                            stated herein.

                             4.4.5.7.4 Where GTE is the lead telco, GTE shall provide DTI with notification of any pending selective router moves within at least ninety (90) days in advance.

                             4.4.5.7.5 Where GTE is the lead telco, GTE shall establish a process for the management of NPA splits by populating the ALI database with the appropriate new NPA codes.

                             4.4.5.7.6 Where GTE is the lead telco, GTE shall provide the ability for DTI to update 911 database with end user information for lines that have been ported via INP or LNP.

         4.4.6 Basic 911 and E911 Information Exchanges and interfaces. Where GTE is the lead telco:

                   4.4.6.1 GTE shall provide DTI access to the ALI Gateway which interfaces to the ALI/DMS database. GTE shall provide error reports from the ALI/DMS database to DTI within one (1) day after DTI inputs information into the ALI/DMS database. Alternately, DTI may utilize GTE or a Third Party entity to enter subscriber information into the database on a demand basis, and validate subscriber information on a demand basis. The rates are set forth in Appendix H.

                   4.4.6.2 GTE and DTI shall arrange for the automated input and periodic updating of the E911 database information related to DTI end users. GTE shall work cooperatively with DTI to ensure the accuracy of the data transfer by verifying it against the Master Street Address Guide ("MSAG"). GTE shall accept electronically transmitted files or magnetic tape that conform to National Emergency Number Association ("NENA") Version #2 format.

                   4.4.6.3 Updates to MSAG. Upon receipt of an error recording an DTI subscriber's address from GTE, and where GTE is the lead telco, it shall be the responsibility of DTI to ensure that the address of each of its end users is included in the Master Street Address Guide ("MSAG") via information provided on DTI's Local Service Request ("LSR") or via a separate feed established by DTI pursuant to Section 4.4.5.7 of this Article.

                   4.4.6.4 The ALI database shall be managed by GTE, but is the property of GTE and all participating telephone companies. The interface between the E911 Switch or Tandem and the ALI/DMS database for DTI subscriber shall meet industry standards.

4.5 Compensation. In situations in which GTE is responsible for maintenance of the 911/E911 database and can be compensated for maintaining DTI's information by the municipality, GTE will seek such compensation from the municipality. GTE will seek compensation from DTI only if, and to the extent, that GTE is unable to obtain such compensation from the municipality. GTE

                                     VIII-6
         shall charge DTI a portion of the cost of the shared 911/E911 selective router as set forth in Appendix H.

5.       Information Services Traffic.

5.1 Routing. Each Party shall route traffic for Information Services (i.e. 900-976, Internet, weather lines, sports providers, etc.) which originates on its network to the appropriate Information Service Platform.

5.2      Billing and Collection and Information Service Provider (ISP)
         Remuneration.

         5.2.1 In the event GTE performs switching of ISP traffic associated with resale or unbundled network elements for DTI, GTE shall provide to DTI GTE's standard call detail records so as to allow DTI to bill its end users.
                   GTE shall not be responsible or liable to DTI or ISP for Billing and Collection and/or any receivables of Information Service Providers.

         5.2.2 Notwithstanding and in addition to Article III, Section 24, GTE shall be indemnified and held harmless by CLEC from and against any and all suits, actions, losses, damages, claims, or liability of any character, type, or description, including all expenses of litigation and court cost which may arise as a result of the provisions contained in this Article VIII, Section 5.2.1 supra. The indemnity contained in this section shall survive the termination of this Agreement, for whatever reason.

         5.2.3 GTE agrees to notify DTI in writing within __ working days, by registered or certified mail at __ of any claim made against GTE on the obligations indemnified against pursuant to this Article VIII, Section 5.

         5.2.4 It is understood and agreed that the indemnity provided for in this Article VIII, Section 5 is to be interpreted and enforced so as to provide indemnification of liability to GTE to the fullest extent now or hereafter permitted by law.

5.3 900-976 Call Blocking. GTE shall not unilaterally block 900-976 traffic in which GTE performs switching associated with resale or unbundled network elements. GTE will block 900-976 traffic when requested to do so, in writing, by DTI. DTI shall be responsible for all cost associated with the 900-976 call blocking request. GTE reserves the right to block any and all calls which may harm or damage its network.

5.4 Miscellaneous. GTE reserves the right to provide to any Information Service Provider a list of any and all Telecommunications Providers doing business with GTE.

6. Telephone Relay Service. Local and intraLATA Telephone Relay Service ("TRS") enables deaf, hearing-impaired, or speech-impaired TRS users to reach other telephone users. With respect to resold services, DTI's end users will have access to the state authorized TRS provider to the extent required by the Commission, including any applicable compensation surcharges.

7. Directory Assistance (DA) and Operator Services (OS). Where DTI is providing local service with its own switch, upon DTI's request GTE will provide to DTI rebranded or unbranded directory assistance services and/or operator services pursuant to separate contracts to be negotiated in good faith between the Parties. If DTI so requests directory assistance services and/or operator services, such contracts shall provide for the following:

7.1 Directory Assistance Calls. GTE directory assistance centers shall provide number and addresses to DTI end users in the same manner that number and addresses are provided to


                                     VIII-7

         GTE end users. If information is provided by an automated response unit ("ARU"), such information shall be repeated twice in the same manner in which it is provided to GTE end users. Where available, GTE will provide call completion to DTI end users in the same manner that call completion is provided to GTE end users. GTE will provide its existing services to DTI end users consistent with the service provided to GTE end users.

7.2 Operator Services Calls. GTE operator services provided to DTI end users shall be provided in the same manner GTE operator services are provided to GTE end users. In accordance with GTE practices and at GTE rates, GTE will offer to DTI end users collect, person-to-person, station-to-station calling, Third Party billing, emergency call assistance, calling card services, credit for calls, time and charges, notification of the length of call, and real time rating. GTE operators shall also have the ability to quote DTI rates upon request but only if there is appropriate cost recovery to GTE and to the extent it can be provided within the technical limitations of GTE's switches. GTE will provide its existing services to DTI end users consistent with the service GTE provides to its own end users.

8. Directory Assistance Listings Information. GTE will include listings in its directory assistance database for DTI end users in the same geographic area as GTE provides directory assistance for GTE end users as specified in Article VI, Section 3.4.

8.1 GTE shall provide to DTI, at DTI's request, for purposes of DTI providing DTI-branded directory assistance services to its local customers, within sixty (60) Business Days after an order for such tape is received, all published DA listings for that specific state via magnetic tape. Such listings will be Confidential Information under this Agreement and DTI will use the listings only for its directory assistance services to its end users. If DTI uses a Third Party directory assistance service to its end users, DTI will ensure that such Third Party likewise treats the listings as Confidential Information under this Agreement, and uses them only for such directory assistance. Changes to the DA Listing Information shall be updated on a daily basis through the same means used to transmit the initial list. DA Listing Information provided shall indicate whether the customer is a residence or business customer. The rate to be paid by DTI to GTE will be reasonable and mutually agreed upon.

8.2 The Parties will not release DA Listing Information that includes the other Party's end user information to Third Parties without the other Party's written approval. The other Party will inform the Releasing Party if it desires to have the Releasing Party provide the other Party's DA Listing Information to the Third Party, in which case, the Releasing Party shall provide the other Party's DA Listing Information at the same time as the Releasing Party provides the Releasing Party's DA Listing Information to the Third Party. The rate to be paid by the Releasing Party to the other Party shall be no more than the direct costs of compiling such information. The other Party shall be responsible for billing the Third Party.

8.3 The Parties will work together to identify and develop procedures for database error corrections.

9. Directory Listings and Directory Distribution. DTI will be required to negotiate a separate agreement for directory listings and directory distribution, except as set forth below, with GTE's directory publication company.

         Listings. DTI agrees to supply GTE on a regularly scheduled basis, at no charge, and in a mutually agreed upon format (e.g. Ordering and Billing Forum developed), all listing information for DTI's subscribers who wish to be listed in any GTE published directory for the relevant operating area. Listing information will consist of names, addresses (including city, state and zip code) and telephone numbers. Nothing in this Agreement shall require GTE to publish a directory where it would not otherwise do so.


                                     VIII-8

         Listing inclusion in a given directory will be in accordance with GTE's solely determined directory configuration, scope, and schedules, and listings will be treated in the same manner as GTE's listings.

         Distribution. Upon directory publication, GTE will arrange for the initial distribution of the directory to service subscribers in the directory coverage area at no charge.

         DTI will supply GTE in a timely manner with all required subscriber mailing information including non-listed and non-published subscriber mailing information, to enable GTE to perform its distribution responsibilities.

10. Busy Line Verification and Busy Line Verification Interrupt. Each Party shall establish procedures whereby its operator assistance bureau will coordinate with the operator assistance bureau of the other Party to provide Busy Line Verification ("BLV") and Busy Line Verification and Interrupt ("BLVI") services on calls between their respective end users. Each Party shall route BLV and BLVI inquiries over separate inward operator services trunks. Each Party's operator assistance bureau will only verify and/or interrupt the call and will not complete the call of the end user initiating the BLV or BLVI. Each Party shall charge the other for the BLV and BLVI services at the rates contained in Appendix F, or if there is no applicable rate listed in Appendix F, at the rates in their respective tariffs.

11. SAG. GTE will provide to DTI upon request the Street Address Guide at a reasonable charge. Two companion files will be provided with the SAG which lists all services and features at all LSOs, and lists services and features that are available in a specific LSO.

12. Dialing Format Changes. GTE will provide reasonable notification to DTI of changes to local dialing format, i.e., 7 to 10 digit, by end office.

13. Operational Support Systems (OSS). GTE shall provide OSS functions to DTI for ordering, provisioning and billing that are generally available as described in Appendix I attached to this Agreement. DTI shall pay GTE for access to GTE's OSS functions consistent with processes defined in Appendix I.


                                     VIII-9

                                   ARTICLE IX
                                   COLLOCATION


1. Physical Collocation. GTE shall provide to DTI physical collocation of equipment pursuant to 47 CFR Section 51.323 necessary for interconnection or for access to unbundled network elements, provided that GTE may provide virtual collocation in place of physical collocation, or in some cases deny a particular collocation request entirely, if GTE demonstrates that physical collocation, or perhaps even virtual collocation, is not practical because of technical reasons or space limitations, as provided in Section 251(c)(6) of the Act. GTE will work with DTI to install collocation arrangements within 120 calendar days absent extenuating circumstances, GTE will provide such collocation for purposes of interconnection or access to unbundled network elements pursuant to the terms and conditions in the applicable federal and state EIS tariffs.

1.1 Space Planning. In addition to such provisions for space planning and reservation as may be set forth in the applicable GTE federal and state EIS tariffs, the parties agree to the following terms and conditions.

         1.1.1 GTE has the right to reserve space within its central offices for its own use based on a 5-year planning horizon.

         1.1.2 GTE will notify DTI if it plans to build an addition to a central office where DTI has collocated facilities, if such addition would result in a material increase of space available for collocation.

         1.1.3 Should DTI submit to GTE a two-year forecast for space planning for collocated facilities in a central office, GTE will, in good faith, consider and discuss such forecast with DTI when considering space planning or utilization decisions for such central office; provided, however that any final space planning or utilization decision shall be made by GTE in its sole discretion in light of GTE requirements.

         1.1.4 Subject to technical feasibility and space limitations, GTE will make available at applicable federal and state EIS tariffs such intraoffice facilities as may be necessary to accommodate projected volumes of DTI traffic.

1.2 Connection to Customer LOOPS and Ports. Facilities for cross-connection to unbundled loops and ports shall be provided under the applicable GTE federal tariff for Special Access Cross Connect, until such time as a local tariff applicable to the facilities used for such cross-connection is filed.

1.3 Connection to Other Collocated Carriers. Subject to technical feasibility and space limitations, DTI may interconnect with other carriers collocated at a GTE central office at which DTI has collocated facilities; provided, however, that DTI and such other carriers must be collocated at the GTE central office for the primary purpose of interconnecting with GTE or accessing GTE's unbundled network elements. If DTI wants to interconnect with other carriers collocated at a GTE central office, DTI must provide GTE with thirty Business Days' prior written notice, during which time GTE may elect to provide the facilities necessary to accomplish such interconnection. DTI and the other collocated carriers may provide the necessary interconnection facilities only if GTE elects not to provide such facilities or fails to so elect within the thirty day notice period. If GTE elects to provide interconnection facilities under this section, GTE will provide this cross connection under the GTE federal tariff for Special Access Cross Connect, until such time as a local tariff applicable to the facilities used for such interconnection facilities is filed.

1.4 Choice of Vendor. DTI may use the vendor of its choice to install, maintain and repair equipment within DTI's collocated space. Access by the employees, agents or contractors of such vendor shall be subject to the same restrictions on access by employees, agents or contractors of DTI imposed under the applicable GTE federal and state EIS tariffs, including but not limited to certification and approval by GTE.

1.5 Monitoring. Subject to technical feasibility and space limitations, DTI may extend its own facilities for remote monitoring of its collocated equipment to its collocated space. DTI may request that GTE provide the facilities necessary for such remote monitoring, at which time GTE and DTI will negotiate in good faith the price, terms and conditions of remote monitoring by GTE.

1.6 Phone Service. Upon ordering collocated space, DTI may order that its collocation cage be provided with plain old telephone service (POTS) commencing at such time as GTE has completed construction of the collocated space. DTI shall pay separately for any ordered POTS service.

1.7 Intraoffice Diversity. At DTI's request, GTE will provide diversity for ingress/egress fiber and power cables where such diversity is available and subject to technical feasibility and space limitations.

1.8 DTI Proprietary Information. GTE will protect all DTI proprietary information to the extent required under non-disclosure agreements existing as of the date GTE completes construction of a physical collocation space at DTI's request.

1.9 Notification of Modifications. GTE will notify DTI of modifications to collocation space in accord with the terms of applicable GTE state and federal EIS tariffs. Additionally, GTE shall notify DTI when major upgrades are made to the power plants supporting DTI's collocation space. The following shall constitute such major upgrades:

         (a)  replacement of a rectifier;

         (b)  addition or replacement of a new fusing module;

         (c)  addition or replacement of a power distribution unit frame; or

         (d)  addition or replacement of modular rectifiers.

1.10 Drawings. When DTI orders collocated space, GTE and DTI will hold a GTE/Customer meeting in accord with applicable GTE state and federal EIS tariffs. At such meeting, GTE will provide such drawings of GTE's central office facility as may be necessary to adequately depict DTI's proposed collocation space.

1.11 Construction of Space. GTE will construct DTI's collocation space in accord with the terms and conditions set forth in the applicable GTE state and federal EIS tariff. Additionally, GTE agrees to the following terms and conditions regarding construction of collocated space:

         1.11.1 Space will be constructed in 100 square foot increments, and shall be designed so as to prevent unauthorized access.

         1.11.2 a standard 100 square foot cage shall have the following standard features:

                   (a)  eight-foot high, nine gauge chain link panels;

                   (b) three of the panels listed at (a) above shall measure eight by ten feet, the fourth panel shall measure eight by seven feet;

                   (c) the door to the cage shall measure eight by three feet and shall also consist of nine gauge chain link;

                   (d) the cage shall be provided with one padlock set, with GTE retaining one master key;

                   (e)  one ac electrical outlet;

                   (f)  one charger circuit system;

                   (g)  one electrical sub-panel;

                   (h)  such additional lighting as may be necessary;

                   (i)  one fire detection requirement evaluation;

                   (j)  grounding for the cage consistent with COEI.

         1.11.3    Modifications to the standard configuration set forth in
                   Section 1.11.2 can be made on an individual case basis. If modifications are agreed upon and made by the Parties, GTE will work with DTI to implement such additional modifications as may be necessary to ensure that DTI's collocated space is protected from unauthorized access.

         1.11.4 At such time as construction of DTI's collocation space is approximately 50 percent completed, GTE will give DTI notification, and such notification shall include scheduled completion and turnover dates.

         1.11.5 Upon completion of construction of collocated space, GTE will conduct a walk through of the collocated space with DTI. Should DTI note any deviations from the plan agreed upon by GTE and DTI at the customer meeting, and if such deviations were not requested by DTI or not required by law, GTE shall correct such deviations at its own expense within 5 Business Days.

1.12 Connection Equipment. DTI may provision equipment for the connection of DTI termination equipment to GTE equipment using either of the following methods:

         1.12.1 DTI may extend an electrical or optical cable from the terminal within DTI's collocation cage and terminate that cable at GTE's network.

         1.12.2 DTI may install a patch panel within its collocation cage and then hand the cabling to GTE to extend to and have GTE terminate that cable at GTE's network.

1.13 Access to DTI Collocation Space. The terms and conditions of access to DTI's collocation space shall be as set forth in applicable GTE state and federal EIS tariffs. Additionally, GTE agrees that the following terms and conditions shall apply to access:

         1.13.1 GTE shall implement adequate measures to control access to collocation cages.

         1.13.2 Collocation space shall comply with all applicable fire and safety codes.

         1.13.3 Doors with removable hinges or inadequate strength shall be monitored by an alarm connected to a manned site. All other alarms monitoring DTI collocation space provided by GTE shall also be connected to a manned site. DTI may, at its option, provide its own intrusion alarms for its collocated space.

         1.13.4 GTE shall control janitorial access to collocation cages, and restrict such access to approved and certified employees, agents or contractors.

         1.13.5 GTE shall establish procedures for access to collocation cages by GTE and non- GTE emergency personnel, and shall not allow access by security guards unless such access comports with this section and is otherwise allowed under applicable GTE state and federal EIS tariffs.

         1.13.6 GTE shall retain a master key to DTI's collocation space for use only in event of emergency as detailed in applicable GTE state and federal tariffs. At DTI's option, the Parties shall review key control procedures no more frequently than once in any twelve month period. At any time, DTI may elect to change keys if it suspects key control has been lost, provided, however, that GTE will be provided with a master key in accord with this section.

         1.13.7 Not more frequently than once a year, DTI may audit the security and access procedures and equipment applicable to its collocated space and the central office housing the collocation space. Access by personnel necessary to conduct such an audit shall be limited as set forth in applicable GTE state and federal EIS tariffs. Should DTI identify deficiencies in security and access procedures and equipment as a result of such audit, the cost, terms and conditions of the correction of such deficiencies shall be negotiated in good faith between the parties.

2. Virtual Collocation. Subject to Section 1 of this Article IX, GTE will provide virtual collocation for purposes of interconnection or access to unbundled network elements pursuant to the terms and conditions in the applicable GTE federal and state EIS tariffs. In addition, GTE agrees that the terms and conditions set forth in this Section 2 of this Article IX, shall apply to virtual collocation provided to DTI.

2.1 Existing Virtual Collocation. If, on the effective date of this Agreement, DTI is virtually collocated in a GTE premise, DTI may (I) elect to retain its virtual collocation arrangement in that premise or
         (ii) unless it is not practical for technical reasons or because of space limitations, convert its virtual collocation arrangement at that premise to physical collocation. If DTI elects the latter option, DTI's request shall be treated as a new physical collocation request and DTI shall pay GTE at the applicable tariff rates for construction and rearrangement of DTI's equipment as well as all applicable tariffed physical collocation recurring charges.

2.2 Conversion from Physical to Virtual. Unless it is not practical for technical reasons or because of space limitations, DTI may convert a physical collocation arrangement to a virtual collocation arrangement. DTI's request to do so shall be treated as a new virtual collocation request and DTI shall pay GTE at the applicable tariff rates for construction and rearrangement of DTI's equipment as well as all applicable tariffed virtual collocation recurring charges. If DTI elects to change to a virtual collocation arrangement pursuant to this section, GTE will not refund previous payments for physical collocation received from DTI.

2.3 Vendors. Choice of vendors for equipment used for virtual collocation shall be under the terms and conditions set forth in the applicable GTE federal and state EIS tariff. Upon request by DTI,

         GTE shall provide a list of locally qualified vendors approved for the type of equipment to be collocated.

2.4 Inspection. Upon provision of virtual collocation by GTE, the Parties shall agree on a mutually acceptable schedule whereby DTI may inspect the equipment in its virtual collocation space.

                                    ARTICLE X
               ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS-OF-WAY


To the extent required by the Act, GTE and DTI shall each afford to the other access to the poles, ducts, conduits rights of way it owns or controls on terms, conditions and prices comparable to those offered to any other entity pursuant to each Parties tariffs and/or standard agreements. Accordingly, GTE and DTI shall execute pole attachment and conduit occupancy agreements in the form set forth in Appendices I and J.

IN WITNESS WHEREOF, each Party has executed this Agreement to be effective as of the date first above written.

GTE SOUTHWEST INCORPORATED                  DIGITAL TELEPORT, INC.

By /s/ Connie Nicholas                      By /s/ J.W. Sheehy
  --------------------------------------      ----------------------------------
Name Connie E. Nicholas                     Name J.W. Sheehy
    ------------------------------------        --------------------------------
     Assistant Vice President
Title Wholesale Markets-Interconnection     Title Vice President IC Support
      ----------------------------------          ------------------------------

Date  November 18, 1997                     Date  10/20/97
      ----------------------------------          ------------------------------






        APPROVED AS TO FORM BY
          LEGAL DEPARTMENT

               [SIG]
        ----------------------

                                   APPENDIX A
                          GTE PERFORMANCE MEASURES (PM)


Pursuant to Article III of this Agreement, the following terms and conditions shall apply regarding the performance measures set forth in this Appendix A. The Parties recognize that these performance measures are new and evolving, and as further evolution is made by GTE, the parties will discuss the changed procedures, including new standard processes and procedures, if any, for the purpose of applying them to and incorporating them in this Agreement.

GTE'S PERFORMANCE MEASURES (PMS) as set forth in this Appendix implement standards to measure the quality of services supplied by GTE with respect to pre-ordering, order/provisioning, maintenance and billing that is equivalent in equality to what GTE provides to itself. GTE's PMs contain measures for both GTE and DTI with the measures for DTI being considered an essential element for GTE meeting customer expectations.

GTE's PMs are conditioned upon a 150 order per month minimum requirement as described below for Service Units, as a threshold for providing Financial Incentives for certain PMs. The 150 order per month requirement for Service Units was developed to provide a statistically valid sample size to measure GTE's performance for DTI in relationship to the level of performance GTE provides to its own customers. Service Units are defined to include unbundled loops, unbundled ports, resold local service lines, INP ported numbers, and interconnection trunks.

GTE will begin recording of performance data in the first full month in which it receives the first official order from DTI. GTE's report of performance measures to DTI, however, will begin after 6 months of data recording; i.e., for data recorded in the seventh full month. Each month's report will then be reported as a rolling 3-month result (i.e., July's report will actually include May, June, July data). The calculation of DTI performance will be based on this 3 month rolling average of actual performance unless otherwise specified.

Reporting will be available monthly, or at a longer interval, as requested by DTI. The details of report delivery shall be agreed upon between DTI and the appropriate GTE Account Management group.

FORECASTING PERFORMANCE MEASUREMENT - GTE's PMs are conditioned upon the requirement, as described more fully below, that DTI submit timely and accurate forecasts. The Forecasting PM includes provisions that measure the accuracy of DTI's forecast by comparing forecasted Service Units to ordered Service Units for the same period.

DTI shall furnish a quarterly forecast of service order volumes and quantities of resold local services, unbundled network elements, and interconnection trunks on a State-wide basis, identifying these volumes/quantities by month, for each month included in the quarter. These forecasts shall be received by GTE at least one month before the beginning of the quarter covered by the forecast. Should the first month of the next quarterly forecast be greater than ten (10%) percent of the last month of the current quarterly forecast, DTI shall notify GTE promptly of the increased order volume. Notification shall be made to the appropriate GTE Account Management group in order to allow sufficient "lead time" to ensure staffing levels are available to support the increased order volumes.

DTI must agree to comply with the requirements of the Forecasting PM as the basis for the application of Financial Incentives described below. If DTI chooses not to comply with the Forecasting PM, Financial Incentives will not apply. For purposes of applying Financial Incentives the accuracy of forecasts will be determined at the state level.

The measurement and reporting of GTE's PMs will still be made available as stated above regardless of DTI's election for the Forecasting PM.

FINANCIAL INCENTIVES - When DTI agrees to the Forecasting PM described above, Financial Incentives will begin concurrently with reporting of individual DTI performance data except as specified below for the Pre-Ordering/Ordering/Provisioning and Interconnection PMs.

Financial Incentives will apply to Maintenance/Repair PMs without restriction other than DTI's participation in the Forecasting PM.

Financial Incentives will apply to Pre-Ordering/Ordering/Provisioning and Interconnection PMs subject to DTI's participation in the Forecasting PM and the required per month ordering threshold. DTI must place a 150 orders per month minimum for Service Units, by state, for three (3) consecutive months (hereafter the "150-order requirement"). Once DTI's order volume reaches the "150-order requirement", a ninety (90) day grace period will begin wherein data will be accumulated and reviewed. At the end of that ninety (90) day grace period, applicable Financial Incentives shall apply. The three (3) consecutive months and the subsequent ninety (90) day grace period may be concurrent with all or part of the beginning six (6) month period after recording of official data begins, between initial order activity and the implementation of performance reporting (i.e., month 7 data).

For purposes of applying Financial Incentives to the Forecasting PM, if DTI's actual order activity for Service Units in a given month is below the forecast for that month by more than 10%, Financial Incentives will apply only to the incremental Service Units that were forecasted but not ordered; i.e., the difference between the actual quantity ordered and the quantity which reflects the forecast less 10%.

For purposes of applying Financial Incentives to the Pre-ordering/Ordering/ Provisioning and Interconnection PM, if DTI's actual order activity for Service Units in a given month exceeds the forecast for that month by more than 10%, Financial Incentives will not apply.

Average Non-Recurring Charges - The averages are calculated by dividing the sum of all non-recurring charges applied to service orders issued by DTI to GTE by the total number of orders or the total number of Service Units ordered. These calculations will be made by service activity and service category: Business (Single/Multi-line, Centranet, PBX, Trunks), Residence, etc.. The average Non-Recurring Charges will be separately calculated for field work and non-field work orders. These averages and a weighting factor for field and non-field work will be calculated during a study period to be mutually agreed between the Parties. The initial average Non-Recurring Charge calculation will occur within three (3) months of DTI's initial issuance of official orders. The average Non-Recurring Charge shall be recalculated annually as mutually agreed between the Parties.

Average Recurring Charges - The averages are calculated by dividing the sum of all recurring charges applied to service orders issued by DTI to GTE by the total number of orders or Service Units ordered. These averages will be calculated during a study period to be mutually agreed between the Parties. These calculations will be made by service activity and service category, Business, Residence, etc. The initial average Recurring Charge calculation will occur within three (3) months of DTI's initial issuance of official orders. The average Recurring Charges shall be recalculated annually as mutually agreed between the Parties.

               GTE PERFORMANCE MEASURES WITH FINANCIAL INCENTIVES

                       PRE-ORDERING/ORDERING/PROVISIONING

---------------------------------------------------------------------------------------------------------------------

                                                    PERFORMANCE           QUALITY                FINANCIAL
ISSUE NO.       OBLIGATION      DATA LEVEL          MEASURE (PM)          STANDARD               INCENTIVE
---------------------------------------------------------------------------------------------------------------------

1               GTE             National            Prompt transmission   85% of CSR's sent to   5% of average NRC
                                                    of Customer Service   DTI by the close of    incurred by DTI
                                                    Record (CSR)          business on business   for the number of
                                                    Information           day following          CSR's for which
                                                                          receipt of request     the Quality
                                                                                                 Standard is not
                                                                                                 met in the
                                                                                                 reported month
---------------------------------------------------------------------------------------------------------------------

2               GTE             National            Prompt transmission   85% of LSC's sent to   20% of average NRC
                                                    of Local Service      DTI by the close of    incurred by DTI
                                                    Confirmation (LSC)    business on business   for the lines
                                                                          day following          ordered for which
                                                                          receipt of request     GTE failed to meet
                                                                                                 the Quality
                                                                                                 Standard in the
                                                                                                 reported month
---------------------------------------------------------------------------------------------------------------------

3               GTE             State               Due Date              Percent of DTI         Waiver of the
                                                    commitments met       customer install,      average NRC
                                                                          transfer, and change   installation
                                                                          service orders for     charges for the
                                                                          which service is       number of lines by
                                                                          installed by close     which GTE fails to
                                                                          of business on the     meet the Quality
                                                                          committed due date     Standard in the
                                                                          is not more than       reported month
                                                                          2.5% below the
                                                                          percent of GTE
                                                                          customer install,
                                                                          transfer, and change
                                                                          service orders
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    PERFORMANCE           QUALITY                FINANCIAL
ISSUE NO.       OBLIGATION      DATA LEVEL          MEASURE (PM)          STANDARD               INCENTIVE
---------------------------------------------------------------------------------------------------------------------

4               GTE             State               % reporting trouble   Percent of DTI         One month's
                                                    within 30 days of     customer install,      average MRC per
                                                    the date installed    transfer, and change   trouble report
                                                                          service orders which   exceeding the
                                                                          are followed by a      Quality Standard
                                                                          customer trouble       in the reported
                                                                          report within 30       month (not to
                                                                          days of service        exceed one month's
                                                                          order completion       credit per
                                                                          date is not more       customer line
                                                                          than 2.5% worse than   month)
                                                                          the percent GTE
                                                                          customer install,
                                                                          transfer, and change
                                                                          service orders which
                                                                          are followed by a
                                                                          customer trouble
                                                                          report within 30
                                                                          days of service
                                                                          order completion
---------------------------------------------------------------------------------------------------------------------

5               GTE             State               Service Order         80% of LSR's           Payment by DTI to
                                                    discrepancy:  LSR's   initiated by DTI's     GTE equal to 20%
                                                    issued without        do not contain an      of the average NRC
                                                    material errors       order discrepancy or   installation
                                                                          error:  90% in 12      charges for the
                                                                          months.  Final         number of lines
                                                                          target - 95%           which DTI fails to
                                                                                                 meet the Quality
                                                                                                 Standard in the
                                                                                                 reported month
---------------------------------------------------------------------------------------------------------------------



                                 INTERCONNECTION
---------------------------------------------------------------------------------------------------------------------

                                                   PERFORMANCE           QUALITY               FINANCIAL
ISSUE NO.       OBLIGATION      DATA LEVEL         MEASURE (PM)          STANDARD              INCENTIVE
---------------------------------------------------------------------------------------------------------------------

1               GTE             State              Trunk orders          Percent of trunk      Waiver of 100% of
                                                   completed on or       orders by DTI         average NRC for
                                                   before the            completed by GTE on   trunks ordered fro
                                                   Committed Due Date    or before the         which GTE failed to
                                                                         commitment date is    meet the Quality
                                                                         not more than 10%     Standard in the
                                                                         below the percent     reported month
                                                                         of FG B/D Switched
                                                                         access orders by
                                                                         all ordering
                                                                         companies completed
                                                                         by GTE on or before
                                                                         the commitment date
---------------------------------------------------------------------------------------------------------------------

2               GTE             National           Firm Order            Percent of trunk      Waiver of 20%
                                                   Confirmation (FOC)    orders by DTI         average of average
                                                   on time delivery      completed by GTE on   NRC installation for
                                                                         or before the         trunks for which GTE
                                                                         commitment date is    failed to meet the
                                                                         not more than 5%      Quality Standard in
                                                                         below the percent     the reported month
                                                                         of FG B/D Switched
                                                                         access by all
                                                                         ordering companies
                                                                         for which GTE sends
                                                                         FOC (within 5 days,
                                                                         or longer, as
                                                                         requested by DTI)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   PERFORMANCE           QUALITY               FINANCIAL
ISSUE NO.       OBLIGATION      DATA LEVEL         MEASURE (PM)          STANDARD              INCENTIVE
---------------------------------------------------------------------------------------------------------------------

3               DTI             National           Service Order         80% of ASR's          Charge equal to 20%
                                                   discrepancy:  ASR's   initiated by DTI do   of average NRC
                                                   issued without        not contain           installation of
                                                   material errors       material error or     trunks ordered for
                                                                         result in             which DTI failed to
                                                                         discrepancy; 90% in   meet the Quality
                                                                         12 months.  Final     Standard in the
                                                                         target 95%            reported month
---------------------------------------------------------------------------------------------------------------------


                               MAINTENANCE/REPAIR
---------------------------------------------------------------------------------------------------------------------
                                                   PERFORMANCE           QUALITY               FINANCIAL
ISSUE NO.       OBLIGATION      DATA LEVEL         MEASURE (PM)          STANDARD              INCENTIVE
---------------------------------------------------------------------------------------------------------------------

1               GTE             State              Percent Commitments   Percent of DTI        One month's flat
                                                   Met                   customer Network      rate average MRC per
                                                                         trouble reports       line out of service
                                                                         where commitment      for which Quality
                                                                         was meet more than    Standard is not met
                                                                         2.5% worse than the   in the reported month
                                                                         percent of GTE's
                                                                         customer Network
                                                                         trouble reports
                                                                         where commitment
                                                                         was met (excluding
                                                                         reports which are
                                                                         cleared CPE, DTI
                                                                         customer error)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   PERFORMANCE           QUALITY               FINANCIAL
ISSUE NO.       OBLIGATION      DATA LEVEL         MEASURE (PM)          STANDARD              INCENTIVE
---------------------------------------------------------------------------------------------------------------------
2               GTE             State              Average clearing      Average repair time   One month's flat
                                                   time - Out of         (total number of      rate average MRC per
                                                   Service (OOS) -       elapsed hours/        line OOS for which
                                                   Designed              minutes for OOS DTI   Quality Standard is
                                                                         customer Network      not met in the
                                                                         trouble reports       reported month
                                                                         divided by total
                                                                         number OOS customer
                                                                         Network trouble
                                                                         reports) for DTI
                                                                         customers is more
                                                                         than 10% of the
                                                                         average repair time
                                                                         for GTE customers
                                                                         (includes only
                                                                         "Designed" services)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   PERFORMANCE           QUALITY                FINANCIAL
ISSUE NO.       OBLIGATION      DATA LEVEL         MEASURE (PM)          STANDARD              INCENTIVE
---------------------------------------------------------------------------------------------------------------------

3               GTE             State              Average clearing      Average repair time   One month's flat
                                                   time - Out of         (total number of      rate average MRC per
                                                   Service (OOS) -       elapsed               line OOS for which
                                                   Non-Designed          hours/minutes for     Quality Standard is
                                                                         OOS DTI customer      not met in the
                                                                         Network trouble       reported month
                                                                         reports divided by
                                                                         total number OOS
                                                                         customer Network
                                                                         trouble reports)
                                                                         for DTI customers
                                                                         is more than 10% of
                                                                         the average repair
                                                                         time for GTE
                                                                         customers (includes
                                                                         only POTS and
                                                                         circuits which do
                                                                         not require a
                                                                         design)
---------------------------------------------------------------------------------------------------------------------

4               GTE             State              Percent reports per   Percent of DTI        Within six (6)
                                                   100 (Failure          customers making      months of effective
                                                   Frequency)            trouble reports       date, GTE will have
                                                                         (total number of      established a
                                                                         DTI customer          minimum access line
                                                                         Network trouble       threshold.
                                                                         reports divided by
                                                                         the total access
                                                                         lines multiplied by
                                                                         100) is not worse
                                                                         than .5 percent       One month's flat
                                                                         points of the         rate average MRC per
                                                                         percentage of GTE     line OOS for which
                                                                         customers making      Quality Standard is
                                                                         trouble reports       not met in the
                                                                                               reported month
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                   PERFORMANCE           QUALITY               FINANCIAL
ISSUE NO.       OBLIGATION      DATA LEVEL         MEASURE (PM)          STANDARD              INCENTIVE
---------------------------------------------------------------------------------------------------------------------

5               GTE             State              Percent repeat        Percent of DTI        One month's flat
                                                   reports in 30 days    customer repeat       rate average MRC per
                                                                         trouble reports       line OOS for which
                                                                         (total number of      Quality Standard is
                                                                         DTI customer          not met in the
                                                                         Network trouble       reported month
                                                                         reports which had a
                                                                         previous Network
                                                                         trouble report
                                                                         within the last 30
                                                                         days divided by the
                                                                         total of customer
                                                                         Network trouble
                                                                         reports multiplied
                                                                         by 100) is not more
                                                                         than 2.5% worse
                                                                         than the percent of
                                                                         GTE customer repeat
                                                                         trouble reports
---------------------------------------------------------------------------------------------------------------------

**NOTE: OUTAGE CREDITS: LOCAL SERVICE AND UNBUNDLED NETWORK ELEMENTS: OUTAGE CREDITS APPLY TO INTERRUPTIONS OF LOCAL SERVICES AND UNBUNDLED NETWORK ELEMENTS IN ACCORDANCE WITH APPLICABLE STATE PUBLIC SERVICE COMMISSION REQUIREMENTS. IF A LOCAL SERVICE OR UNBUNDLED NETWORK ELEMENT IS INTERRUPTED, DTI WILL BE ENTITLED TO OUTAGE CREDITS. AN INTERRUPTION PERIOD BEGINS WHEN DTI REPORTS TO GTE THAT A LOCAL SERVICE OR UNBUNDLED NETWORK ELEMENT IS INTERRUPTED (OR GTE HAS KNOWLEDGE THAT AN INTERRUPTION HAS OCCURRED THROUGH SERVICE MONITORING OR OTHER MEANS). AN INTERRUPTION PERIOD ENDS WHEN THE LOCAL SERVICE IS REPAIRED AND RETURNED TO DTI. A LOCAL SERVICE OR UNBUNDLED NETWORK ELEMENT IS CONSIDERED TO BE INTERRUPTED WHEN THERE HAS BEEN A LOSS OF CONTINUITY, THE LOCAL SERVICE OR UNBUNDLED NETWORK ELEMENT DOES NOT OPERATE IN ACCORDANCE WITH THE APPLICABLE SERVICE STANDARDS, OR IT IS OTHERWISE UNAVAILABLE FOR USE BY DTI. THIS DEFINITION IS NOT INTENDED TO CONFLICT WITH STATE PUBLIC UTILITY COMMISSION REQUIREMENTS.



                                   FORECASTING
---------------------------------------------------------------------------------------------------------------------

                                                  PERFORMANCE             QUALITY              FINANCIAL
ISSUE NO.       OBLIGATION      DATA LEVEL        MEASURE (PM)           STANDARD              INCENTIVE
---------------------------------------------------------------------------------------------------------------------

1               DTI             State             Service Units          Volume of DTI's       20% of the average
                                                  requirements           Service Units         NRC for the number
                                                  accurately forecast    requirements in a     of service units
                                                  all volumes for each   month is not          below the forecast
                                                  month contained in     greater than 10%      when the actual
                                                  the quarterly report.  below the amount      volumes are greater
                                                                         forecast by DTI in    than 10% and less
                                                                         it's most recent      than or equal to 30%
                                                                         quarterly forecast    under forecast.  40%
                                                                         (which shall have     of the average NRC
                                                                         been made not later   for the number of
                                                                         than 30 days prior    service units below
                                                                         to the quarter in     the forecast when
                                                                         question)             the actual volumes
                                                                                               are greater than
                                                                                               30% and less than
                                                                                               or equal to 40%
                                                                                               under the forecast.
                                                                                               50% of the average
                                                                                               NRC for the number
                                                                                               of service units
                                                                                               below the forecast
                                                                                               when the actual
                                                                                               volumes are over
                                                                                               40% under the
                                                                                               forecast










---------------------------------------------------------------------------------------------------------------------


                                   APPENDIX B
                                 SERVICE MATRIX



Date
    -----------------------

           Service Location
    (identified by tandem serving                     IP                                   Services
                area)                      (identified by CLLI code)            (identified by _________________ )
-------------------------------------------------------------------------------------------------------------------
TO BE DETERMINED                        TO BE DETERMINED                       TO BE DETERMINED

                                   APPENDIX C
                  INTERCONNECTION, TELECOMMUNICATIONS SERVICES
                            AND FACILITIES AGREEMENT

                                     BETWEEN

                           GTE SOUTHWEST INCORPORATED

                                       AND

                             DIGITAL TELEPORT, INC.

                                  AMENDMENT NO.
                                               ------


THIS AMENDMENT (herein so called) is made effective as of_______________ , 199_____ , by and between GTE Southwest Incorporated ("GTE") and Digital Teleport, Inc. ("DTI"). GTE and DTI are sometimes referred to herein collectively as the "Parties" and individually as a "Party." Either GTE or DTI may be referred to as "Provider" or "Customer" as the context requires.

WHEREAS, Provider is providing to Customer and Customer is purchasing from Provider those Services described in that certain Interconnection, Telecommunications Services and Facilities Agreement for the State of _______ by and between GTE and DTI dated effective as of _______________ , 199_____ (the "Agreement"); and

WHEREAS, the Parties desire to amend the Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Amendment, the Parties agree as follows:

1.

2.       ADDITIONAL SERVICES [IF APPLICABLE]

2.1 Provider agrees to provide to Customer and Customer agrees to purchase from Provider the following services under the terms and conditions set forth in the Agreement and within the service attachment listed below and attached to this Amendment:

         Service Attachment _____-_________________

2.2 As of the effective date of this Amendment, and continuing through the remaining term of the Agreement, _______ is made a part of the Services provided under the Agreement and Service Attachment _____ shall be deemed to be a Service Attachment to the Agreement.


2.3 As of the effective date of this Amendment, and continuing through the remaining term of the Agreement, Appendix B, Service Matrix, to the Agreement is hereby deleted and Appendix B, Service Matrix, to this Amendment is hereby inserted in lieu thereof to reflect the additional Services and related Service Locations.

3.       SERVICE LOCATIONS [IF APPLICABLE]

3.1 Provider agrees to provide to Customer and Customer agrees to purchase from Provider the following Services in the following locations:

           Service Location                                                                  Services
 (identified by tandem serving area)                     IP                           (identified by Service
                                              (identified by CLLI code)                 Attachment Number)
-------------------------------------------------------------------------------------------------------------------


3.2      As of the effective date of this Amendment, the locations set forth in
         Section 3.1 above shall be deemed Service Locations under the Agreement.

3.3 As of the effective date of this Amendment, and continuing through the remaining term of the Agreement, Appendix B, Service Matrix, to the Agreement is hereby deleted and Appendix B, Service Matrix, to this Amendment is hereby inserted in lieu thereof to reflect additional Service Locations.

4.       INTERPRETATION
         All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

5.       EFFECT
         Except as modified herein, the Agreement shall remain in full force and effect.

6.       AUTHORITY
         Each person whose signature appears below represents and warrants that he or she has the authority to bind the Party on whose behalf he or she has executed this Amendment.

7.       MULTIPLE COUNTERPARTS
         This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute but one and the same instrument.

8.       NO OFFER
         Submission of this Amendment for examination or signature does not constitute an offer by Provider for the provision of the products or services described herein. This Amendment will be effective only upon execution by both Provider and Customer.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date or dates written below effective as of the date first above written.

GTE SOUTHWEST INCORPORATED                     DIGITAL TELEPORT, INC.



By                                             By
  -----------------------------                  -----------------------------
Name                                           Name
    ---------------------------                    ---------------------------
Title                                          Title
     --------------------------                     --------------------------
Date                                           Date
    ---------------------------                    ---------------------------

                                   APPENDIX D
                              RATES AND CHARGES FOR
                      TRANSPORT AND TERMINATION OF TRAFFIC


General. The rates contained in this Appendix D are the rates as defined in
Article V and are subject to change resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's interim Universal Service Support Surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation.

Each Party will bill the other Party as appropriate:

         A. The Local Interconnection rate element that applies to Local Traffic on a minute of use basis that each Party switches for termination purposes at its wire centers. The local interconnection rate is $0.0056438.

         B. The Tandem Switching rate element that applies to tandem routed Local Traffic on a minute of use basis. This rate includes tandem transport, but does not include the local interconnection charge. The tandem switching rate is $0.0012971.

         C. The Common Transport Facility rate element that applies to tandem routed Local Traffic on a per minute/per mile basis. The Common Transport Facility rate is $0.0000028.

         D. The Common Transport Terminal element that applies to tandem routed Local Traffic on a per minute/per termination basis. The Common Transport Termination rate is $0.0009636.

                                   APPENDIX E
            RATES AND CHARGES FOR LOCAL NUMBER PORTABILITY USING RCF


General. The rates contained in this Appendix E are as defined in Article V,
Section 7, and are subject to change resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's interim Universal Service Support Surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation.

In addition, as defined in Article V, Section 3.2.3, the Party providing the ported number will pay the other Party the rate per line per month for each ported business line and the rate per line per month for each ported residential line for the sharing of Access Charges on calls to ported numbers.

GTE
         Business Rate Per Line Per Month:               $ 5.98
         Residential Rate Per Line Per Month:            $ 3.66
Contel
         Business Rate Per Line Per Month:               $ 5.67
         Residential Rate Per Line Per Month:            $ 3.78

SERVICE NUMBER PORTABILITY

Remote Call Forwarding                                   $ 4.50 line/month

Simultaneous Call Capability                             $ 2.60 path/month

Non-recurring for Portability                            $10.50

                                   APPENDIX F
                          SERVICES AVAILABLE FOR RESALE


General. The rates contained in this Appendix F are based upon an avoided cost discount from GTE's retail rates as provided in Article VI, Section 5.3 of the Agreement to which this Appendix F is attached and are subject to change resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's interim Universal Service Support Surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation.

NON-RECURRING CHARGES FOR RESALE SERVICES

     Initial Service Order, per order                        $41.50
     Subsequent Service Order, per order                     $24.00

     Installation, per line                                  $27.00
     Outside Facility Connection Charge, per order*          $Tariffed

*This charge will apply when field work is required for establishment of new resale service. The terms, conditions and rates that apply for this work are described in GTE's retail local service tariffs.

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
         A-1    BASIC LOCAL EXCHANGE SERVICES:
                   Flat Rate - 1 Party Service/Business
TX  CON                   Rate Band 1                                      MRC      Yes        Yes      $18.35     $2.50    $15.85
TX  CON                   Rate Band 2                                      MRC      Yes        Yes      $18.90     $2.58    $16.32
                   Flat Rate Bus One Party Key System Station Line
TX  CON                   Rate Band 1                                      MRC      Yes        Yes      $22.00     $3.00    $19.00
TX  CON                   Rate Band 2                                      MRC      Yes        Yes      $22.65     $3.09    $19.56
                   Flat Rate Bus PBX Trunk Two Way
TX  CON                   Rate Band 1                                      MRC      Yes        Yes      $29.40     $4.01    $25.39
TX  CON                   Rate Band 2                                      MRC      Yes        Yes      $30.25     $4.12    $26.13

                   FLAT RATE-1 PARTY SERVICE/RES
TX  CON                   Rate Band 1                                      MRC      No         No        $7.10       N/A       N/A
TX  CON                   Rate Band 2                                      MRC      No         No        $7.30       N/A       N/A
                   Flat Rate RES ONE PRTY KEY SYSTEMS STATION LINE
TX  CON                   Rate Band 1                                      MRC      No         No        $8.50       N/A       N/A
TX  CON                   Rate Band 2                                      MRC      No         No        $8.75       N/A       N/A

                   OPTIONAL EXTENDED AREA SERVICE
                   (Huntington only to Lufkin & Fuller Springs)
TX  CON                Business One-Party                                  MRC      Yes        Yes      $31.00     $4.23    $26.77
TX  CON                Key Line                                            MRC      Yes        Yes      $46.10     $6.28    $39.82
TX  CON                PBX                                                 MRC      Yes        Yes      $59.35     $8.09    $51.26
TX  CON                Residence - One Party                               MRC      No         No       $13.00       N/A       N/A

                   NONOPTIONAL TWO-WAY EXTENDED AREA SERVICE
                   (Riesel to Waco Only)
TX  CON                Business                                            MRC      Yes        Yes      $24.00     $3.27    $20.73
TX  CON                Residence                                           MRC      No         No       $10.00       N/A       N/A
                   OPTIONAL ONE-WAY EXTENDED AREA SERVICE
TX  CON                BUSINESS                                            MRC      Yes        Yes      $10.00     $1.36     $8.64
TX  CON                RESIDENCE                                           MRC      No         No        $5.00       N/A       N/A

                   OPTIONAL TWO-WAY EXTENDED METROPOLITAN SERVICE
TX  CON                Business (Various Exchanges)                        MRC      Yes        Yes      $53.05     $7.23    $45.82
TX  CON                Residence (Various Exchanges                        MRC      No         No       $22.00       N/A       N/A
                   LOCAL CALLING PLANS [See Footnote:  (6)]

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
                   Community Calling Plan
TX  CON                Business                                             MRC     Yes        Yes       $1.00     $0.14     $0.86
TX  CON                Residence                                            MRC     No         No        $1.00       N/A       N/A
                          Rate Band A 0-7 Miles
TX  CON                   1st Minute                                       Usage    Yes        Yes       $0.03     $0.00     $0.03
TX  CON                   Each Additional                                  Usage    Yes        Yes       $0.02     $0.00     $0.01
                       Rate Band B 8-14 Miles
TX  CON                   1st Minute                                       Usage    Yes        Yes       $0.04     $0.01     $0.04
TX  CON                   Each Additional                                  Usage    Yes        Yes       $0.02     $0.00     $0.02
                       Rate Band C 15-21 Miles
TX  CON                   1st Minute                                       Usage    Yes        Yes       $0.06     $0.01     $0.05
TX  CON                   Each Additional                                  Usage    Yes        Yes       $0.03     $0.00     $0.03
                       Rate Band D 22-28 Miles
TX  CON                   1st Minute                                       Usage    Yes        Yes       $0.08     $0.01     $0.07
TX  CON                   Each Additional                                  Usage    Yes        Yes       $0.04     $0.01     $0.04
                       Rate Band E 29+ Miles
TX  CON                   1st Minute                                       Usage    Yes        Yes       $0.09     $0.01     $0.08
TX  CON                   Each Additional                                  Usage    Yes        Yes       $0.05     $0.01     $0.05
                       Discount Rate Period
TX  CON                   5:00 p.m. - 11:00 p.m. (M-F & Sunday)             25%
TX  CON                   11:00 p.m. - 8:00 a.m. (Daily)                    40%
TX  CON                   All Day Saturday                                  40%
TX  CON                   8:00 a.m. - 5:00 p.m. (Sunday)                    40%
TX  CON                   All Day Jan. 1, July 4, Labor,
                            Thanksgiving & Christmas                        40%
                       MESSAGE RECORDING
                         Detailed Billing Local Calling Plan
TX  CON                   Per Month                                         MRC     Yes        Yes       $0.40     $0.05     $0.35
TX  CON                   Per Page                                         EVENT    Yes        Yes       $0.10     $0.01     $0.09
                       1-Way PCP (Chilton, Crawford, Floresville,&
                          Sutherland Springs)
                          Business
TX  CON                   One-Party                                         MRC     Yes        Yes      $33.35     $4.55    $28.80
TX  CON                   Key                                               MRC     Yes        Yes      $39.00     $5.32    $33.68
TX  CON                   PBX                                               MRC     Yes        Yes      $54.50     $7.43    $47.07
TX  CON                   Residence                                         MRC     No         No       $15.20       N/A       N/A
                       2-Way PPCP (Floresville & Sutherland
                          Springs)
                          Business

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
TX  CON                        One-Party                                   MRC     Yes          Yes      $66.65     $9.08   $57.57
TX  CON                        Key                                         MRC     Yes          Yes      $78.00    $10.63   $67.37
TX  CON                        PBX                                         MRC     Yes          Yes     $108.95    $14.85   $94.10
TX  CON                        Residence                                   MRC     No           No       $30.40       N/A      N/A
                            1-Way PCP (Bertram, Coupland, &
                               Quinlan)
                               Business
TX  CON                        One-Party                                   MRC     Yes          Yes      $36.70     $5.00   $31.70
TX  CON                        Key                                         MRC     Yes          Yes      $42.90     $5.85   $37.05
TX  CON                        PBX                                         MRC     Yes          Yes       59.95     $8.17   $51.78
TX  CON                        Residence                                   MRC     No           No       $16.75       N/A      N/A
                         LOCAL & EAS SERVICE - NASSAU BAY
                            USAGE PRICING - BUSINESS
                     OPTION 1 ($2.00)
TX  CON                        One-Party                                   MRC     Yes          Yes        15.5     $2.11   $13.39
TX  CON                        PBX Trunk                                   MRC     Yes          Yes      $15.50     $2.11   $13.39
TX  CON                        Key Line Service                            MRC     Yes          Yes      $15.50     $2.11   $13.39
                     OPTION 3 (UNLIMITED)
TX  CON                        One-Party                                   MRC     Yes          Yes      $36.50     $4.97   $31.53
TX  CON                        PBX Trunk                                   MRC     Yes          Yes        36.5     $4.97   $31.53
TX  CON                        Key Line Service                            MRC     Yes          Yes      $36.50     $4.97   $31.53

                            USAGE PRICING - RESIDENCE
                     OPTION 1 ($2.00)
TX  CON                        One-Party                                   MRC     No           No        $6.90       N/A      N/A
TX  CON                        Key Line                                    MRC     No           No        $6.90       N/A      N/A
                     OPTION 3 (UNLIMITED)
TX  CON                        One-Party                                   MRC     No           No       $16.00       N/A      N/A
TX  CON                        Key Line                                    MRC     No           No       $16.00       N/A      N/A

                     Usage rates for originated, completed calls
                            [See Footnote: (6)]
                         Intraexchange
                            Band 1
TX  CON                        First Minute                                Usage   Yes          Yes       $0.02     $0.00    $0.02
TX  CON                        Each Additional Minute                      Usage   Yes          Yes       $0.01     $0.00    $0.01
                         Interexchange
                            Rate Band E1  2-7 Miles

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
TX  CON                   1st Minute                                       Usage   Yes         Yes        $0.04     $0.00     $0.04
TX  CON                   Each Additional                                  Usage   Yes         Yes        $0.02     $0.00     $0.02
                       Rate Band E2  3-14 Miles
TX  CON                   1st Minute                                       Usage   Yes         Yes        $0.05     $0.00     $0.05
TX  CON                   Each Additional                                  Usage   Yes         Yes        $0.03     $0.00     $0.03
                       Rate Band E3  4-21 Miles
TX  CON                   1st Minute                                       Usage   Yes         Yes        $0.06     $0.00     $0.06
TX  CON                   Each Additional                                  Usage   Yes         Yes        $0.03     $0.00     $0.03
                       Rate Band E4  5-28 Miles
TX  CON                   1st Minute                                       Usage   Yes         Yes        $0.08     $0.00     $0.08
TX  CON                   Each Additional                                  Usage   Yes         Yes        $0.04     $0.00     $0.04
                       Rate Band E5  6-28+ Miles
TX  CON                   1st Minute                                       Usage   Yes         Yes        $0.10     $0.00     $0.10
TX  CON                   Each Additional                                  Usage   Yes         Yes        $0.05     $0.00     $0.05
                Rate discount and application period
                   (7:00 a.m. to 11:00 p.m. Full Rate)
TX  CON            (11:00 p.m. to 7:00 a.m. Discounted Rate)                50%
                Busy Line Verify/Intercept Service
TX  CON            Each verification or busy line condition                 NRC    Yes         No         $1.35       N/A     $1.35
TX  CON            Each interruption of a conversation in progress          NRC    Yes         No         $2.20       N/A     $2.20

                DIRECT INWARD DIALING
                       Each DID trunk Access
TX  CON         DID Service                                                 MRC    Yes         Yes       $15.50     $2.11    $13.39
TX  CON         DID Service                                                 NRC    Yes         No       $150.00       N/A   $150.00
TX  CON         First block of 100 numbers                                  MRC    Yes         Yes      $140.00    $19.08   $120.92
TX  CON         Each additional block of 100 directory numbers              MRC    Yes         Yes       $50.00     $6.82    $43.19
                DIRECT INWARD DIALING (Intercept)
TX  CON         1 to 5 lines Up to 6 months                                 NRC    Yes         No       $250.00       N/A   $250.00
TX  CON         2 to 5 lines over 6 months to 12 months                     NRC    Yes         No       $450.00       N/A   $450.00
                ROTARY HUNTING
TX  CON            Individual (D1)                                          MRC    Yes         Yes        $3.00     $0.41     $2.59
TX  CON            PBX, Key line, and multiline service                     MRC    Yes         Yes        $1.50     $0.20     $1.30
                DIRECTORY ASSISTANCE SERVICE
 C  CON            First three local calls from DA                         USAGE   Yes         No         $0.00               $0.00
TX  CON            Each additional number requested                        USAGE   Yes         No         $0.25       N/A     $0.25

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
TX  CON                Each public or semipublic telephone message         USAGE    Yes        No         $0.25       N/A     $0.25
TX  CON                Each local public access line message               USAGE    Yes        No         $0.03       N/A     $0.03
TX  CON                Colmesneil and Gary exchanges pub/semipublic        USAGE    Yes        No         $0.10       N/A     $0.10
                       Each operator assisted call billed to
                       collect, third number, calling card from a
                       coin, or coinless pay telephone - Not
                       applicable to customers requiring
                       Telecommunications
TX  CON                Relay Service.                                      MRC      Yes        Yes        $1.35     $0.00     $1.35

         A-1       CUSTOMER OWNED PAY TELEPHONE SERVICE
TX  CON                Public Access Line (PAL)                            MRC      Yes        No        $14.70       N/A    $14.70
                       Answer Supervision                                  MRC      Yes        No                             $0.00
                       Coin Line Service                                   MRC      Yes        No                             $0.00

                   CUSTOM CALLING VERTICAL SERVICES
TX  CON            Call Waiting - Business                                 MRC      Yes        Yes        $3.50     $0.48     $3.02
TX  CON            Call Waiting - Residence                                MRC      Yes        Yes        $2.50     $0.34     $2.16
TX  CON            Call Forwarding - Business                              MRC      Yes        Yes        $3.50     $0.48     $3.02
TX  CON            Call Forwarding - Residence                             MRC      Yes        Yes        $2.50     $0.34     $2.16
TX  CON            Call Forwarding Multipath - Business                    MRC      Yes        Yes        $3.50     $0.48     $3.02
TX  CON            Call Forwarding Multipath - Residence                   MRC      Yes        Yes        $2.50     $0.34     $2.16
TX  CON            Speed Call 8 - Business                                 MRC      Yes        Yes        $3.50     $0.48     $3.02
TX  CON            Speed Call 8 - Residence                                MRC      Yes        Yes        $2.50     $0.34     $2.16
TX  CON            Simplified Message Desk - Business                      MRC      Yes        Yes       $1.000   $0.1363     $0.86
TX  CON            Simplified Message Desk - Residence                     MRC      Yes        Yes       $1.000   $0.1363     $0.86
TX  CON            Three Way Calling - One Feature - Business              MRC      Yes        Yes        $3.50     $0.48     $3.02
TX  CON            Three Way Calling - One Feature - Residence             MRC      Yes        Yes        $2.50     $0.34     $2.16
TX  CON            Call Forward - Don't Answer - Business                  MRC      Yes        Yes        $1.00     $0.14     $0.86
TX  CON            Call Forward - Don't Answer - Residence                 MRC      Yes        Yes        $1.00     $0.14     $0.86
TX  CON            Cancel Call Waiting - Business                          MRC      Yes        Yes        $1.80     $0.25     $1.55
TX  CON            Cancel Call Waiting - Residence                         MRC      Yes        Yes        $0.90     $0.12     $0.78
                   TWO FEATURE PACKAGES
                       Call Forwarding & Call Waiting
TX  CON                   Business                                         MRC      Yes        Yes      $5.0000   $0.6815     $4.32
TX  CON                   Residence                                        MRC      Yes        Yes      $4.0000   $0.5452     $3.45
                       Call Forwarding & Three-Way Calling
TX  CON                   Business                                         MRC      Yes        Yes      $5.0000   $0.6815     $4.32
TX  CON                   Residence                                        MRC      Yes        Yes      $4.0000   $0.5452     $3.45
                       Call Waiting and Three-Way Calling
TX  CON                   Business                                         MRC      Yes        Yes      $5.0000   $0.6815     $4.32

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
TX  CON                   Residence                                         MRC     Yes        Yes      $4.0000   $0.5452     $3.45
                       Call Forwarding & Speed Calling 8
TX  CON                   Business                                          MRC     Yes        Yes      $5.0000   $0.6815     $4.32
TX  CON                   Residence                                         MRC     Yes        Yes      $4.0000   $0.5452     $3.45
                       Call Waiting & Speed Calling 8
TX  CON                   Business                                          MRC     Yes        Yes      $5.0000   $0.6815     $4.32
TX  CON                   Residence                                         MRC     Yes        Yes      $4.0000   $0.5452     $3.45
                       Three-Way Calling and Speed Calling 8
TX  CON                   Business                                          MRC     Yes        Yes      $5.0000   $0.6815     $4.32
TX  CON                   Residence                                         MRC     Yes        Yes      $4.0000   $0.5452     $3.45
                   THREE FEATURE PACKAGES
                       Call Forwarding, Call Waiting,
                          & Three-Way Calling
TX  CON                   Business                                          MRC     Yes        Yes     $6.50000   $0.8860     $5.61
TX  CON                   Residence                                         MRC     Yes        Yes        $5.50     $0.75     $4.75
                       Call Forwarding, Call Waiting,
                          & Customer Speed Calling
TX  CON                   Business                                          MRC     Yes        Yes        $6.50     $0.89     $5.61
TX  CON                   Residence                                         MRC     Yes        Yes        $5.50     $0.75     $4.75
                       Call Waiting, Three-Way Calling
                          & Customer Speed Calling 8
TX  CON                   Business                                          MRC     Yes        Yes        $6.50     $0.89     $5.61
TX  CON                   Residence                                         MRC     Yes        Yes        $5.50     $0.75     $4.75
                       Three-Way Calling, Call Forwarding
                          & Customer Speed Calling 8
TX  CON                   Business                                          MRC     Yes        Yes        $6.50     $0.89     $5.61
TX  CON                   Residence                                         MRC     Yes        Yes        $5.50     $0.75     $4.75
                   FOUR FEATURE PACKAGES
                       Call Forwarding, Call Waiting, Three-Way Calling
                          & Customer Speed Calling 8
TX  CON                   Business                                          MRC     Yes        Yes        $8.00     $1.09     $6.91
TX  CON                   Residence                                         MRC     Yes        Yes        $7.00     $0.95     $6.05

TX  CON            Smart Ring - One Feature - Business                      MRC     Yes        Yes        $6.00     $0.82     $5.18
TX  CON            Smart Ring - One Feature - Residence                     MRC     Yes        Yes        $6.00     $0.82     $5.18
TX  CON            Smart Ring - With Package - Business                     MRC     Yes        Yes        $3.00     $0.41     $2.59
TX  CON            Smart Ring - With Package - Residence                    MRC     Yes        Yes        $3.00     $0.41     $2.59

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
                CLASS Vertical Services:
TX  CON            Automatic Busy Redial - Business                         MRC     Yes        Yes        $4.00     $0.55     $3.45
TX  CON            Automatic Busy Redial - Residence                        MRC     Yes        Yes        $2.00     $0.27     $1.73
TX  CON            Automatic Busy Redial - Per Event                        NRC     Yes        Yes        $0.75     $0.00     $0.75
TX  CON            Automatic Call Return - Business                         MRC     Yes        Yes        $4.00     $0.55     $3.45
TX  CON            Automatic Call Return - Residence                        MRC     Yes        Yes        $3.00     $0.41     $2.59
TX  CON            Automatic Call Return - Per Event                        NRC     Yes        Yes        $0.75     $0.00     $0.75
TX  CON            Call Block - Business                                    MRC     Yes        Yes        $3.00     $0.41     $2.59
TX  CON            Call Block - Residence                                   MRC     Yes        Yes        $2.00     $0.27     $1.73
TX  CON            Special Call Acceptance - Business                       MRC     Yes        Yes        $3.00     $0.41     $2.59
TX  CON            Special Call Acceptance - Residence                      MRC     Yes        Yes        $2.00     $0.27     $1.73
TX  CON            Special Call Forwarding - Business                       MRC     Yes        Yes        $2.65     $0.36     $2.29
TX  CON            Special Call Forwarding - Residence                      MRC     Yes        Yes        $2.00     $0.27     $1.73
TX  CON            Special Call Waiting - Business                          MRC     Yes        Yes        $3.00     $0.41     $2.59
TX  CON            Special Call Waiting - Residence                         MRC     Yes        Yes        $2.00     $0.27     $1.73
TX  CON            VIP Alert - Business                                     MRC     Yes        Yes        $3.00     $0.41     $2.59
TX  CON            VIP Alert - Residence                                    MRC     Yes        Yes        $2.50     $0.34     $2.16
TX  CON            Call Tracing Service - Business                          NRC     Yes        No        $10.00       N/A    $10.00
TX  CON            Call Tracing Service - Residence                         NRC     Yes        No        $10.00       N/A    $10.00
TX  CON            Calling Number ID - Business                             MRC     Yes        Yes        $7.50     $1.02     $6.48
TX  CON            Calling Number ID - Residence                            MRC     Yes        Yes        $4.95     $0.67     $4.28
TX  CON            Calling Number ID w/ACRJ - Business                      MRC     Yes        Yes        $7.75     $1.06     $6.69
TX  CON            Calling Number ID w/ACRJ - Residence                     MRC     Yes        Yes        $5.20     $0.71     $4.49
TX  CON            Calling Name and Number Delivery - Business              MRC     Yes        Yes        $9.00     $1.23     $7.77
TX  CON            Calling Name and Number Delivery - Residence             MRC     Yes        Yes        $6.50     $0.89     $5.61
TX  CON            Anonymous Call Rejection (ACRJ) - Business               MRC     Yes        Yes        $1.00     $0.14     $0.86
TX  CON            Anonymous Call Rejection (ACRJ) - Residence              MRC     Yes        Yes        $1.00     $0.14     $0.86
TX  CON            SmartCall PAK 4400 - Residence                           MRC     Yes        Yes        $8.75     $1.19     $7.56
TX  CON            SmartCall PAK 4900 - Residence                           MRC     Yes        Yes       $13.25     $1.81    $11.44

         A-1       CENTRAL OFFICE SERVICES
                       Wake-up Service
TX  CON                   Business                                          MRC     Yes        Yes        $3.50     $0.48     $3.02
TX  CON                   Residence                                         MRC     Yes        Yes        $2.50     $0.34     $2.16
                       Single line intercom
TX  CON                   Business                                          MRC     Yes        Yes        $3.50     $0.48     $3.02

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                         -------- ---------  ---------  -------    -------  -------
TX  CON                   Residence                                         MRC     Yes        Yes        $2.50     $0.34     $2.16

                   REMOTE CALL FORWARDING
TX  CON                Residence (First network access)                     MRC     Yes        Yes       $20.00     $2.73    $17.27
TX  CON                Residence (Additional network access)                MRC     Yes        Yes       $20.00     $2.73    $17.27

                   SEASONAL AND VACATION SERVICE
                       50% of regular rates for basic and
                          associated additional svs. for:
TX  CON                Colmesneil & Gary Exchanges.
                          [See Footnote:  (6)]                              MRC     Yes        No        Varies    Varies    Varies

                   RESIDENCE TEL-ASSISTANCE PROGRAM
                       Measured Service Exchanges (A credit of
TX  CON                65% of the Meas. Access Line and usage apply.)       MRC     Yes        No        Varies    Varies    Varies
                       Nonmeasured Service Exchanges (A credit of 65%
TX  CON                of the local network access line rates apply.)       MRC     Yes        No        Varies    Varies    Varies

                   LIFELINE TELEPHONE SERVICE (A credit equal to the
                       FCC-mandated subscriber line charge not to
TX  CON                exceed $3.50 per month.)                             MRC     Yes        No        ($3.50)      N/A    ($3.50)
                   CALL RESTRICTION SERVICES
                    Toll Blocking
                       Option 1
TX  CON                   Blocks All 1+ calls, per line/trunk               MRC     Yes        Yes          1.5     $0.20     $1.30
TX  CON                   Blocks All 1+ calls, per line/trunk               NRC     Yes        No        $10.00       N/A    $10.00
                       Option 2
TX  CON                   Blocks All 1+, 0+ and 0- calls per line/trunk     MRC     Yes        Yes        $1.50     $0.20     $1.30
TX  CON                   Blocks All 1+, 0+ and 0- calls per line/trunk     NRC     Yes        No        $10.00       N/A    $10.00
                   BILLED NUMBER SCREENING SERVICE (BNS)
                       Option 1
TX  CON                   Collect and Third Number Billing                  MRC     Yes        Yes        $2.00     $0.27     $1.73
TX  CON                   Collect and Third Number Billing                  NRC     Yes        No        $10.00       N/A    $10.00
                       Option 2
TX  CON                   Third Number Billing                              MRC     Yes        Yes        $2.00     $0.27     $1.73
TX  CON                   Third Number Billing                              NRC     Yes        No        $10.00       N/A    $10.00
                       Option 3
TX  CON                   Collect Billing                                   MRC     Yes        Yes        $2.00     $0.27     $1.73

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------- --------- --------  --------   --------  --------
TX  CON                   Collect Billing                                   NRC     Yes        No        $10.00       N/A    $10.00
                   SELECTIVE CLASS OF CALL SCREENING
                       Per Line
TX  CON                   Selective Class of Call Screening                 MRC     Yes        Yes        $3.00     $0.41     $2.59
TX  CON                   Selective Class of Call Screening                 NRC     Yes        No        $10.00       N/A    $10.00
                       Per Trunk
TX  CON                   Selective Class of Call Screening                 NRC     Yes        Yes       $10.00     $1.36     $8.64
TX  CON                   Selective Class of Call Screening                 NRC     Yes        No        $10.00       N/A    $10.00

                   EXPANDED LOCAL CALLING SERVICE
                       [See Footnote:  (6)]
TX  CON  A-1A          HIGH (Bus. $7.00; Res. $3.50)                        MRC     Yes        Yes        $7.00     $0.95     $6.05
TX  CON                LOW (Bus. $1.01; Res. $.51                           MRC     Yes        Yes        $1.01     $0.14     $0.87
          A-2               OUTSIDE PLANT EQUIPMENT - SPECIAL SERVICE
                       Terminals are in different building
                          on same property

                   Different Premises
TX  CON                   Each one-quarter mile or fraction thereof         MRC     Yes        Yes        $2.00     $0.27     $1.73

                       Terminals are in different buildings
                          on noncontinuous
TX  CON                   Each one-quarter mile or fraction thereof         MRC     Yes        Yes        $2.00     $0.27     $1.73

                       Within Avery, Hooks, Karnack, and
                         Uncertain exchanges
                         Detached extension lines
TX  CON                   Extension line mileage first 1/4 mile             MRC     Yes        Yes        $3.00     $0.41     $2.59
TX  CON                   Additional 1/4 mile, each                         MRC     Yes        Yes        $1.00     $0.14     $0.86

                       Within the Colmesneil and Gary exchanges
                          Detached extension lines
TX  CON                      On premises, each one-tenth mile
                               of extension line                            MRC     Yes        Yes        $0.75     $0.10     $0.65
TX  CON                      Off premises, first 1/4 mile
                               of extension line                            MRC     Yes        Yes        $3.00     $0.41     $2.59
TX  CON                      Each additional 1/4 mile or
                               fraction thereof                             MRC     Yes        Yes        $1.50     $0.20     $1.30

                   Each tie line between private branch exchange systems
                       Same customer
                          Different premises
TX  CON                      First 1/4 mile or fraction thereof             MRC     Yes        Yes        $2.00     $0.27     $1.73

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
TX  CON                      Each additional 1/4 mile
                               or fraction thereof                          MRC     Yes        Yes        $2.00     $0.27     $1.73
                       Different Customer
TX  CON                      First 1/4 mile or fraction thereof             MRC     Yes        Yes        $2.00     $0.27     $1.73
TX  CON                      Each additional 1/4 mile
                               or fraction thereof                          MRC     Yes        Yes        $2.00     $0.27     $1.73

         A-5       SERVICE CHARGES
TX  CON            SERVICE ORDER CHARGE INITIAL - RESIDENCE                 NRC     No         No        $20.00       N/A       N/A
TX  CON            SERVICE ORDER CHARGE INITIAL -BUSINESS                   NRC     No         No        $30.00       N/A       N/A
TX  CON            SERVICE ORDER CHARGE SUBSEQUENT - RESIDENCE              NRC     No         No         $8.00       N/A       N/A
TX  CON            SERVICE ORDER CHARGE SUBSEQUENT -BUSINESS                NRC     No         No        $13.50       N/A       N/A
TX  CON            LOCAL PUBLIC ACCESS LINE                                 NRC     No         No        $20.00       N/A       N/A
TX  CON            LINE CONNECTION CHARGE BUS                               NRC     No         No        $20.00       N/A       N/A
TX  CON            LINE CONNECTION CHARGE RES                               NRC     No         No        $20.00       N/A       N/A
TX  CON            TRIP CHARGE - RESIDENCE                                  NRC     No         No        $20.00       N/A       N/A
TX  CON            TRIP CHARGE - BUSINESS                                   NRC     No         No        $20.00       N/A       N/A
                   SPECIAL SERVICES
TX  CON                   RESIDENCE                                         NRC     No         No         $6.85       N/A       N/A
TX  CON                   BUSINESS                                          NRC     No         No         $6.85       N/A       N/A
                   DIRECTORY LISTING CHANGES OR ADDITIONS
TX  CON                   RESIDENCE                                         NRC     No         Yes        $3.50     $0.00       N/A
TX  CON                   BUSINESS                                          NRC     No         Yes        $3.50     $0.00       N/A

         A-6       DIRECTORY LISTINGS
                       Primary Service Listings
TX  CON                   Each network access line service                  MRC     Yes        Yes        $0.00     $0.00     $0.00
                          Additional Listings
TX  CON                   Each business listing                             MRC     No         No         $1.05     $0.14       N/A
TX  CON                   Each residence listing                            MRC     No         No         $0.70     $0.10       N/A
TX  CON                   Each residence dual listing                       MRC     No         No         $0.70     $0.10       N/A
TX  CON                   Each listing of guests at a hotel or motel        MRC     No         No         $1.05     $0.14       N/A
TX  CON                   Each reference to another service
                             same customer                                  MRC     No         No         $1.05     $0.14       N/A
TX  CON                   Each reference to another service
                             another customer                               MRC     No         No         $1.05     $0.14       N/A
TX  CON                   Each cross reference listing                      MRC     No         No         $1.05     $0.14       N/A
TX  CON                   Each line of information in addition
                             to a listing                                   MRC     No         No         $1.05     $0.14       N/A
TX  CON                   Each listing in the local directory of
                             a foreign primary Service                      MRC     No         No         $1.40     $0.19       N/A
                          Each NonPublished                                 MRC     No         No         $1.40     $0.19       N/A

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
                   Primary Service Listings - Avery, Hooks,
                          Karnack, Uncertain Exchanges
TX  CON                      Business                                       MRC     Yes        Yes        $0.00     $0.00     $0.00
TX  CON                      Residence                                      MRC     Yes        Yes        $0.00     $0.00     $0.00
TX  CON                   Additional Listings
TX  CON                   Each business listing                             MRC     No         No         $1.25     $0.17       N/A
TX  CON                   Each residence listing                            MRC     No         No         $1.25     $0.17       N/A
TX  CON                   Each alternate call number listing                MRC     No         No         $1.25     $0.17       N/A
                       Each listing in the local directory
                             of a foreign primary svc
TX  CON                      Business                                       MRC     No         No         $3.50     $0.48       N/A
TX  CON                      Residence                                      MRC     No         No         $3.50     $0.48       N/A
                       Nonpublished Telephone Number
TX  CON                   Each nonpublished telephone number                MRC     No         No         $2.50     $0.34       N/A
                       Unlisted telephone number
TX  CON                   Each unlisted number                              MRC     No         No         $2.50     $0.34       N/A
                   PERSONALIZED TELEPHONE NUMBER SERVICE
TX  CON                      Business                                       NRC     Yes        No        $38.00       N/A    $38.00
TX  CON                      Business                                       MRC     Yes        Yes        $3.50     $0.48     $3.02
TX  CON                      Residence                                      NRC     Yes        No        $10.00       N/A    $10.00
TX  CON                      Residence                                      MRC     Yes        Yes        $1.50     $0.20     $1.30
                   Within the Colmesneil and Gary Exchanges
                       Primary Service Listing
                       Additional Listings
TX  CON                      Business                                       MRC     No         No         $0.50     $0.07       N/A
TX  CON                      Residence                                      MRC     No         No         $0.25     $0.03       N/A

         A-9       FIRE REPORTING SERVICE
                       Tellabs 292 common equipment includes 10 lines
                          equipped with the following:  0 lines, 1
                          common control shelf, 1 line card shelf,
                          1 ringing interrupter module, 2 fuse modules
                          (1/shelf), 1 tone supply module
TX  CON                   1 ringing timer module, 1 automatic access port   MRC     Yes        Yes       $79.55    $10.84    $68.71

TX  CON                   Additional line card shelf                        MRC     Yes        Yes       $43.50     $5.93    $37.57

                          Auxilary common equipment
TX  CON                      Each station line card on shelf                MRC     Yes        Yes        $5.70     $0.78     $4.92

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
                    Optional Equipment
                       Siren control timer module max. 1 per
TX  CON                system/either external or touchtone                  MRC     Yes        Yes        $5.50     $0.75     $4.75


         A-10   MISCELLANEOUS BILLING SERVICE
                    Additional Bill Copy Service
                       One to three copies per account, only
TX  CON                   Each request charge per account                   MRC     No         No         $2.50       N/A       N/A
                    Number Reservation Service
TX  CON                   Each telephone number reserved, per month         MRC     Yes        Yes        $3.50     $0.48     $3.02
                PHONE NUMBER REFERRAL SERVICE (PNRS)
TX  CON                   Business                                          NRC     Yes        No        $16.00       N/A    $16.00
TX  CON                   Residence                                         NRC     Yes        No         $9.00       N/A     $9.00
                CALL SCREENING
                    Restricts incoming toll calls to prohibits collect &
TX  CON             third number billed calls                               MRC     Yes        Yes        $1.50     $0.20     $1.30

         A-11   DIGITAL CENTREX SERVICE
                    Intragroup calling Service Monthly rate per line
                       (3 year term)
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 0.5 miles                  MRC     Yes        Yes       $10.16     $1.38     $8.78
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 1.0 miles                  MRC     Yes        Yes       $12.36     $1.68    $10.68
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 1.5 miles                  MRC     Yes        Yes       $14.44     $1.97    $12.47
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 2.0 miles                  MRC     Yes        Yes       $16.62     $2.27    $14.35
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 2.5 miles                  MRC     Yes        Yes       $18.71     $2.55    $16.16

                    Intragroup calling Service Monthly rate per line
                       (5 year term)
                       (A Termination Agreement is Required)
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 0.5 miles                  MRC     Yes        Yes        $9.56     $1.30     $8.26
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 1.0 miles                  MRC     Yes        Yes       $11.25     $1.53     $9.72
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 1.5 miles                  MRC     Yes        Yes       $12.85     $1.75    $11.10
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 2.0 miles                  MRC     Yes        Yes       $14.54     $1.98    $12.56
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 2.5 miles                  MRC     Yes        Yes       $16.15     $2.20    $13.95
TX  CON                Centrex Local Line -
                         First 100 Lines (2-100) 3.0 miles                  MRC     Yes        Yes       $17.84     $2.43    $15.41

                    Intragroup calling Service Monthly rates per line
                       (7 year term)

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
                   (A Termination Agreement is Required)
TX  CON            Centrex Local Line - First 100 Lines (2-100) 0.5 miles   MRC     Yes        Yes        $9.30     $1.27     $8.03
TX  CON            Centrex Local Line - First 100 Lines (2-100) 1.0 miles   MRC     Yes        Yes       $10.79     $1.47     $9.32
TX  CON            Centrex Local Line - First 100 Lines (2-100) 1.5 miles   MRC     Yes        Yes       $12.21     $1.66    $10.55
TX  CON            Centrex Local Line - First 100 Lines (2-100) 2.0 miles   MRC     Yes        Yes       $13.70     $1.87    $11.83
TX  CON            Centrex Local Line - First 100 Lines (2-100) 2.5 miles   MRC     Yes        Yes       $15.11     $2.06    $13.05
TX  CON            Centrex Local Line - First 100 Lines (2-100) 3.0 miles   MRC     Yes        Yes       $16.60     $2.26    $14.34

                Intragroup calling Service Monthly rates per line
                   (9 year term)
TX  CON            (A Termination Agreement is Required)
TX  CON            Centrex Local Line - First 100 Lines (2-100) 0.5 miles   MRC     Yes        Yes        $9.18     $1.25     $7.93
TX  CON            Centrex Local Line - First 100 Lines (2-100) 1.0 miles   MRC     Yes        Yes       $10.56     $1.44     $9.12
TX  CON            Centrex Local Line - First 100 Lines (2-100) 1.5 miles   MRC     Yes        Yes       $11.88     $1.62    $10.26
TX  CON            Centrex Local Line - First 100 Lines (2-100) 2.0 miles   MRC     Yes        Yes       $13.26     $1.81    $11.45
TX  CON            Centrex Local Line - First 100 Lines (2-100) 2.5 miles   MRC     Yes        Yes       $14.57     $1.99    $12.58
TX  CON            Centrex Local Line - First 100 Lines (2-100) 3.0 miles   MRC     Yes        Yes       $15.96     $2.18    $13.78

                Features and Services
TX  CON            Each Basic Package                                       MRC     Yes        Yes        $3.00     $0.41     $2.59
TX  CON            Additional Features or services, each                    MRC     Yes        Yes        $0.25     $0.03     $0.22
TX  CON            Foreign Exchange (FX) Line Access-Analog                 MRC     Yes        Yes        $0.50     $0.07     $0.43
TX  CON            Foreign Exchange (FX) Line Access-Digital 2-way          MRC     Yes        Yes        $0.50     $0.07     $0.43
                   Enhanced Features & Services
TX  CON            Enhanced Business Service                                MRC     Yes        Yes        $2.35     $0.32     $2.03
TX  CON            Additional Features or services, each (see cond. a15)    MRC     Yes        Yes        $0.25     $0.03     $0.22
TX  CON            Virtual Facility Group                                   MRC     Yes        Yes        $1.25     $0.17     $1.08
                BASIC FEATURES
                   Basic features and service package includes touchtone
                    and may include up to six features with additional
TX  CON             features at $.25 each.                                  MRC     Yes        Yes        $0.25     $0.03     $0.22
                ENHANCED FEATURES
                   Basic features and service package will include any
                    six and any basic features with additional features
TX  CON             or services at $.25 each.                               MRC     Yes        Yes        $0.25     $0.03     $0.22

TX  CON  A-12   9-1-1 NETWORK SERVICE

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
                  E9-1-1 Service Line                                       MRC     Yes        Yes       $17.14     $2.34    $14.80
                  E9-1-1 Service Line - NRC                                 NRC     Yes        No       $192.81       N/A   $192.81
         A-13    Private Switch Emergency Service
                 PS 911 Service Trunk - See Automatic
                    Trunk Rate Schedule A-1
                 911 Service Trunk - See Schedule A-12
                    for Special E911 Trunk Rate
                 Directory Number - See DID Rates in Schedule A-1
                 PS ALI Subscriber Record - See Schedule A-12
                    ALI Database and Selective Routing
                 PS ALI Entry Admin Site Packages
                     Option 1                                               NRC     Yes        No       $449.44       N/A   $449.44
                     Option 1                                               MRC     Yes        Yes      $158.76    $21.64   $137.12
                     Option 2                                               NRC     Yes        No       $282.49       N/A   $282.49
                     Option 2                                               MRC     Yes        Yes       $18.35     $2.50    $15.85
                     Option 3                                               NRC     Yes        No       $206.20       N/A   $206.20
                     Option 3                                               MRC     Yes        Yes       $36.93     $5.03    $31.90
                     Option 4                                               NRC     Yes        No       $189.00       N/A   $189.00
                     Option 4                                               MRC     Yes        Yes        $9.00     $1.23     $7.77

          G-1    PRIVATE LINE SERVICE AND CHANNELS
                     Intraexchange Service
                        Metallic Service
                           Circuit Termination
                              First 1/4 mile or fraction
                              thereof, air line measurement
TX  CON                       per point of termination                      MRC     Yes        No         $5.60     $0.76     $4.84
TX  CON                    Circuit Termination                              NRC     Yes        No       $293.47       N/A   $293.47
                              Each additional 1/4 mile
                              or fraction thereof, air line
TX  CON                       measurement, per point of termination         MRC     Yes        No         $1.40     $0.19     $1.21
                           Optional Features and Functions
                              Bridging - per port
TX  CON                       Three premises                                MRC     Yes        No         $4.64     $0.63     $4.01
TX  CON                       Series                                        MRC     Yes        No         $4.64     $0.63     $4.01
                           Voice Grade Service
                              Circuit Termination - 2 wire
                                  First 1/4 mile or fraction
                                  thereof, air line measurement
TX  CON                           per point of termination                  MRC     Yes        No         $5.60     $0.76     $4.84
TX  CON                       Circuit Termination - 2 wire                  NRC     Yes        No       $334.33       N/A   $334.33
                                  Each additional 1/4 mile or
                                  fraction thereof, air line

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
TX  CON                           measurement, per point of termination     MRC     Yes        No         $1.40     $0.19     $1.21
                              Circuit Termination - 4 wire
                                  First 1/4 mile or fraction thereof,
                                  air line measurement
TX  CON                           per point of termination                  MRC     Yes        No         $8.92     $1.22     $7.70
TX  CON                       Circuit Termination - 4 wire                  NRC     Yes        No       $334.33       N/A   $334.33
                                  Each additional 1/4 mile or
                                  fraction thereof, air line
TX  CON                           measurement, per point of termination     MRC     Yes        No         $2.23     $0.30     $1.93
                              Optional Features and Functions
                                  Voice Bridging - per port
TX  CON                              Two-wire                               MRC     Yes        No         $4.64     $0.63     $4.01
TX  CON                              Four-wire                              MRC     Yes        No         $4.64     $0.63     $4.01
                                  Data Bridging - per port
TX  CON                              Two-wire                               MRC     Yes        No         $4.64     $0.63     $4.01
TX  CON                              Four-wire                              MRC     Yes        No         $4.64     $0.63     $4.01
                                  Conditioning - per point of termination
TX  CON                              C-type                                 MRC     Yes        No        $11.12     $1.52     $9.60
TX  CON                              Sealing Current                        MRC     Yes        No         $0.00               $0.00
TX  CON                              D Conditioning                         MRC     Yes        No        $11.40     $1.55     $9.85
                                  Circuit Termination
                                     First 1/4 mile or fraction thereof,
                                     air line measurement
TX  CON                              per point of termination,
                                     50.0 or 40.8 kbps                      MRC     Yes        No       $121.80    $16.60   $105.20
TX  CON                           Circuit Termination                       NRC     Yes        No       $534.86       N/A   $534.86
                                     Each additional 1/4 mile
                                     or fraction thereof,
                                     air line measurement
TX  CON                              per point of termination,
                                     50.0 or 40.8 kbps                      MRC     Yes        No        $30.45     $4.15    $26.30

TX  CON  B-1    TOLL SERVICES / LONG DISTANCE MESSAGE
                TELECOMMUNICATIONS SERVICE
                Contel Tariff concurs in the GTESW LDMTS Tariff
                See Footnote (5)


TX  CON  B-2    WATS SERVICES / WIDE AREA TELECOMMUNICATIONS SERVICES
                Contel Tariff concurs in the GTESW WATS Tariff
                See Footnote (5).

TX  CON  G-1    INTRALATA INTEREXCHANGE PRIVATE LINE SERVICES
                Contel Tariff concurs in the Southwestern Bell
                Private Line Tariff

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
                for Private Line Nondigital Services.  See footnote (5).
TX  CON  G-1    DS1 - 1.544 Mbps Service - Intraexchange Service
                Contel Tariff concurs in GTESW IntraLATA
                Interexchange Tariff Section 4.  See Footnote (5).

TX  CON  G-1    Digial Data Service (DDS) - INTRAexchange Service
                Contel Tariff concurs in the GTESW IntraLATA
                Interexchange Tariff Section 5.  See Footnote (5).

TX  CON  H-1    Controlink Digital Channel Service - INTRAexchange
                Service Contel Tariff concurs in the GTESW Genl Exchage
                Tariff Section 49. See Footnote (5).

TX  CON         Fractional T1 Service - INTRA exchange Service
                Contel Tariff Concurs in the GTESW IntraLATA
                Interexchange Tariff Section XX.  See Footnote (5).

TX  CON  I-1    New Centrex Services - CONTEL TARIFF CONCURS IN
                THE GTESW Genl Exchange Tariff Section 34 for both
                Analog and Digital CentraNet Service, i.e., rates
                and services the same.  See Footnote (5).

TX  CON  I-1    SINGLE LINE ISDN SERVICES - CONTEL TARIFF CONCURS IN
                THE GTESW Genl Exchange Tariff Section 33.  See
                Footnote (5).

TX  CON  I-1    ISDN-PRI SERVICES - CONTEL TARIFF CONCURS IN THE
                GTESW Genl Exchng Tariff Section 49.  See Footnote (5).

TX  CON  L-1    MOBILE TELEPHONE SERVICE
                    Primary Services
TX  CON                Air-time service locations                           MRC     Yes        Yes       $11.00     $1.50     $9.50
TX  CON                Air-time service locations                           NRC     Yes        No        $36.00       N/A    $36.00
TX  CON                Flat rate service locations                          MRC     Yes        Yes       $11.40     $1.55     $9.85
TX  CON                Flat rate service locations                          NRC     Yes        No      $36.0000       N/A    $36.00
                    Air-time Usage
TX  CON                Flat rate in lieu of air-time usage charges          MRC     Yes        Yes     $20.0000     $2.73    $17.27

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                              CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
--  --  ------               -------------------                          -------  --------  --------   ------    -------   ------
TX  CON                    Measured air-time (min.)                         MRC     Yes        Yes      $0.3000     $0.04     $0.26
                           Roamer units operating in this utility's
                           service areas will pay an additional charge
                           of $1.00 per each completed call.
                        Pocket receiver tone service
TX  CON                    Paging Access                                    MRC     Yes        Yes        $5.80     $0.79     $5.01


                Grandfathered Products and Services
                Discontinued Equipment and Services
                    Fire Reporting Services
                        A-1 Common Equipment
TX  CON  X-1               B1 Up to 10 reporting telephones                 MRC     Yes        Yes       $25.00     $3.41    $21.59
TX  CON  X-1                  C1 each one over 10                           MRC     Yes        Yes        $1.25     $0.17     $1.08
TX  CON  X-1               B2 Up to 20 reporting telephones                 MRC     Yes        Yes       $40.00     $5.45    $34.55
TX  CON  X-1               B3 Up to 30 reporting telephones                 MRC     Yes        Yes       $45.00     $6.13    $38.87
TX  CON  X-1            A2 Fireman line circuits, 2 lines/circuit, each     MRC     Yes        Yes       $10.00     $1.36     $8.64
TX  CON  X-1            A3 Relay, per siren                                 MRC     Yes        Yes        $0.50     $0.07     $0.43
TX  CON  X-1            A4 Censor equipment                                 MRC     Yes        Yes       $27.00     $3.68    $23.32
         X-1            A7 Within Avery, Hooks, Karnack, and Uncertain
                           exchanges
         X-1            A8 Common Equipment
TX  CON  X-1               B1 Up to 10 reporting telephones                 MRC     Yes        Yes       $30.00     $4.09    $25.91
TX  CON  X-1                  C1 Each one over 10                           MRC     Yes        Yes        $5.00     $0.68     $4.32
TX  CON  X-1               B2 Up to 20 reporting telephones                 MRC     Yes        Yes       $45.00     $6.13    $38.87
         X-1        Customer Transfer Equipment
TX  CON  X-1            A1 Transfer unit equipment with key                 MRC     Yes        Yes        $6.00     $0.82     $5.18
         X-1        Network Access Line Service
         X-1            B1 Business #
         X-1               C1
TX  CON  X-1                  Colmesneil - one party                        MRC     Yes        Yes       $13.20     $1.80    $11.40
TX  CON  X-1                  Colmesneil - key line service                 MRC     Yes        Yes       $19.85     $2.71    $17.14
TX  CON  X-1                  Gary - one party                              MRC     Yes        Yes       $13.20     $1.80    $11.40
TX  CON  X-1                  Avery - key line service                      MRC     Yes        Yes       $19.60     $2.67    $16.93
TX  CON  X-1                  Hooks - key line service                      MRC     Yes        Yes       $19.30     $2.63    $16.67
TX  CON  X-1                  Karnack - key line service                    MRC     Yes        Yes       $20.80     $2.84    $17.96

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           CONTEL OF TEXAS, INC.

        LOCAL                                                             BILLING   RESALE   DISCOUNT   RETAIL    AVOIDED   RESALE
ST  CO  TARIFF               SERVICE DESCRIPTION                           TYPE    POSITION  POSITION   RATE       COST      RATE
-- --  -------               -------------------                          -------  --------  --------  --------   -------- --------





Footnote: (1) The retail rates above do not include the End User Subscriber Line
              Charge (ECSLC). The ALEC will be responsible for the business or residential charge, $6.00 and $3.5 respectively.
Footnote: (2) This footnote intentionally left blank.
Footnote: (3) This matrix is subject to Legal and/or Regulatory constraints.
Footnote: (4) Prices contained in this price list have been calculated according to the formula: (1) retail price, less (2) avoided retail costs.
Footnote: (5) See GTESW Resale Matrix for all concurring rates and charges.
Footnote: (6) Resale with discount to Business Customers only.  No Resale and No
              Discount to Residential Customers.

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                         GTE SOUTHWEST INCORPORATED

         LOCAL                                                          BILLING    RESALE   DISCOUNT    RETAIL    AVOIDED     RESALE
ST  CO  TARIFF                 SERVICE DESCRIPTION                        TYPE    POSITION  POSITION     RATE       COST       RATE
--  --  ------                 -------------------                        ----    --------  --------     ----       ----       ----
GTESW GENERAL EXCHANGE TARIFF
                Basic Local Exchange Services:
TX  GTE     6     Flat Rate Bus One-Party Service
TX  GTE               Rate Group 1                                       MRC        Yes        Yes      $18.35     $2.50      $15.85
TX  GTE               Rate Group 2                                       MRC        Yes        Yes      $18.90     $2.58      $16.32
TX  GTE               Rate Group 3                                       MRC        Yes        Yes      $19.45     $2.65      $16.80
TX  GTE               Rate Group 4                                       MRC        Yes        Yes      $19.95     $2.72      $17.23
                  Flat Rate Bus - B3 COR; B4 COR; B4
TX  GTE               Rate Group 1                                       MRC        Yes        Yes      $12.10     $1.65      $10.45
TX  GTE               Rate Group 2                                       MRC        Yes        Yes      $12.50     $1.70      $10.80
TX  GTE               Rate Group 3                                       MRC        Yes        Yes      $12.85     $1.75      $11.10
TX  GTE               Rate Group 4                                       MRC        Yes        Yes      $13.20     $1.80      $11.40
                  Flat Rate Bus - B8
TX  GTE               Rate Group 1                                       MRC        Yes        Yes      $10.30     $1.40       $8.90
TX  GTE               Rate Group 2                                       MRC        Yes        Yes      $10.60     $1.44       $9.16
TX  GTE               Rate Group 3                                       MRC        Yes        Yes      $10.90     $1.49       $9.41
TX  GTE               Rate Group 4                                       MRC        Yes        Yes      $11.20     $1.53       $9.67
                  Flat Rate Bus - Manual (Key) Trunk
TX  GTE               Rate Group 1                                       MRC        Yes        Yes      $22.00     $3.00      $19.00
TX  GTE               Rate Group 2                                       MRC        Yes        Yes      $22.65     $3.09      $19.56
TX  GTE               Rate Group 3                                       MRC        Yes        Yes      $23.35     $3.18      $20.17
TX  GTE               Rate Group 4                                       MRC        Yes        Yes      $23.90     $3.26      $20.64
                  Flat Rate Bus - Automatic (PBX) Trunk
TX  GTE               Rate Group 1                                       MRC        Yes        Yes      $29.40     $4.01      $25.39
TX  GTE               Rate Group 2                                       MRC        Yes        Yes      $30.25     $4.12      $26.13
TX  GTE               Rate Group 3                                       MRC        Yes        Yes      $31.10     $4.24      $26.86
TX  GTE               Rate Group 4                                       MRC        Yes        Yes      $31.90     $4.35      $27.55
                  Flat Rate Bus - ISAL
TX  GTE               Rate Group 1                                       MRC        Yes        Yes      $18.35     $2.50      $15.85
TX  GTE               Rate Group 2                                       MRC        Yes        Yes      $18.90     $2.58      $16.32
TX  GTE               Rate Group 3                                       MRC        Yes        Yes      $19.45     $2.65      $16.80
TX  GTE               Rate Group 4                                       MRC        Yes        Yes      $19.95     $2.72      $17.23
                  Flat Rate Bus - Fire Reporting Lines
TX  GTE               Rate Group 1                                       MRC        Yes        Yes      $18.05     $2.46      $15.59
TX  GTE               Rate Group 2                                       MRC        Yes        Yes      $18.60     $2.54      $16.06

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                               BILLING    RESALE  DISCOUNT  RETAIL    AVOIDED   RESALE
ST   CO  TARIFF              SERVICE DESCRIPTION                               TYPE    POSITION POSITION  RATE       COST      RATE
--   --  ------              -------------------                          -------  --------  --------   ------    -------   ------

TX  GTE              Rate Group 3                                              MRC        Yes       Yes   $19.10     $2.60    $16.50
TX  GTE              Rate Group 4                                              MRC        Yes       Yes   $19.55     $2.66    $16.89
            6    Flat Rate Bus One Party - Non Optional EAS
TX  GTE              Rate Group 1                                              MRC        Yes       Yes    $2.95     $0.40     $2.55
TX  GTE              Rate Group 2                                              MRC        Yes       Yes    $3.65     $0.50     $3.15
TX  GTE              Rate Group 3                                              MRC        Yes       Yes    $7.00     $0.95     $6.05
TX  GTE              Rate Group 4-8                                            MRC        Yes       Yes   $19.00     $2.59    $16.41
                 Flat Rate Bus - B3/B4 COR; B4;B8 - Non Optional EAS
TX  GTE              Rate Group 1                                              MRC        Yes       Yes    $2.95     $0.40     $2.55
TX  GTE              Rate Group 2                                              MRC        Yes       Yes    $3.65     $0.50     $3.15
TX  GTE              Rate Group 3                                              MRC        Yes       Yes    $7.00     $0.95     $6.05
TX  GTE              Rate Group 4-8                                            MRC        Yes       Yes   $19.00     $2.59    $16.41
                 Flat Rate Bus - Manual (Key) Trunk - Non Optional EAS
TX  GTE              Rate Group 1                                              MRC        Yes       Yes    $3.50     $0.48     $3.02
TX  GTE              Rate Group 2                                              MRC        Yes       Yes    $4.40     $0.60     $3.80
TX  GTE              Rate Group 3                                              MRC        Yes       Yes    $7.00     $0.95     $6.05
TX  GTE              Rate Group 4-8                1-24 trunks                 MRC        Yes       Yes   $33.25     $4.53    $28.72
TX  GTE                                              25-48 trunks              MRC        Yes       Yes   $25.00     $3.41    $21.59
TX  GTE                                              49-96 trunks              MRC        Yes       Yes   $20.00     $2.73    $17.27
TX  GTE                                              97+ trunks                MRC        Yes       Yes   $15.00     $2.04    $12.96
                 Flat Rate Bus - Automatic (PBX) Trunk - Non Optional EAS
TX  GTE              Rate Group 1                                              MRC        Yes       Yes    $5.15     $0.70     $4.45
TX  GTE              Rate Group 2                                              MRC        Yes       Yes    $6.40     $0.87     $5.53
TX  GTE              Rate Group 3                                              MRC        Yes       Yes    $7.00     $0.95     $6.05
TX  GTE              Rate Group 4-8                1-24 trunks                 MRC        Yes       Yes   $33.25     $4.53    $28.72
TX  GTE                                              25-48 trunks              MRC        Yes       Yes   $25.00     $3.41    $21.59
TX  GTE                                              49-96 trunks              MRC        Yes       Yes   $20.00     $2.73    $17.27
TX  GTE                                              97+ trunks                MRC        Yes       Yes   $15.00     $2.04    $12.96
                 Flat Rate Bus - ISAL - Non Optional EAS
TX  GTE              Rate Group 1                                              MRC        Yes       Yes    $2.95     $0.40     $2.55
TX  GTE              Rate Group 2                                              MRC        Yes       Yes    $3.65     $0.50     $3.15
TX  GTE              Rate Group 3                                              MRC        Yes       Yes    $7.00     $0.95     $6.05
TX  GTE              Rate Group 4-8                                            MRC        Yes       Yes   $19.00     $2.59    $16.41

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

        LOCAL                                                        BILLING   RESALE     DISCOUNT      RETAIL    AVOIDED    RESALE
ST   CO TARIFF             SERVICE DESCRIPTION                        TYPE    POSITION    POSITION       RATE       COST      RATE
--   -- ------             -------------------                       -------  --------    --------      ------    -------    ------
               Flat Rate Res - One-Party
TX  GTE            Rate Group 1                                      MRC       No          No            $7.10       N/A        N/A
TX  GTE            Rate Group 2                                      MRC       No          No            $7.30       N/A        N/A
TX  GTE            Rate Group 3                                      MRC       No          No            $7.50       N/A        N/A
TX  GTE            Rate Group 4                                      MRC       No          No            $7.65       N/A        N/A
               Flat Rate Res - R2
TX  GTE            Rate Group 1                                      MRC       No          No            $5.30       N/A        N/A
TX  GTE            Rate Group 2                                      MRC       No          No            $5.45       N/A        N/A
TX  GTE            Rate Group 3                                      MRC       No          No            $5.65       N/A        N/A
TX  GTE            Rate Group 4                                      MRC       No          No            $5.75       N/A        N/A
               Flat Rate Res - R3/R4 COR;R4;R4 Rural
TX  GTE            Rate Group 1                                      MRC       No          No            $4.60       N/A        N/A
TX  GTE            Rate Group 2                                      MRC       No          No            $4.70       N/A        N/A
TX  GTE            Rate Group 3                                      MRC       No          No            $4.90       N/A        N/A
TX  GTE            Rate Group 4                                      MRC       No          No            $5.00       N/A        N/A
               Flat Rate Res - R8 Rural
TX  GTE            Rate Group 1                                      MRC       No          No            $3.90       N/A        N/A
TX  GTE            Rate Group 2                                      MRC       No          No            $4.00       N/A        N/A
TX  GTE            Rate Group 3                                      MRC       No          No            $4.10       N/A        N/A
TX  GTE            Rate Group 4                                      MRC       No          No            $4.20       N/A        N/A
               Flat Rate Res - Manual (Key) Trunk
TX  GTE            Rate Group 1                                      MRC       No          No            $8.50       N/A        N/A
TX  GTE            Rate Group 2                                      MRC       No          No            $8.75       N/A        N/A
TX  GTE            Rate Group 3                                      MRC       No          No            $9.00       N/A        N/A
TX  GTE            Rate Group 4                                      MRC       No          No            $9.20       N/A        N/A

               Flat Rate Res - R1;R2;R3/R4 COR;R4;R4 Rural;R8 Rural
                Non Optional EAS
TX  GTE            Rate Group 1                                      MRC       No          No            $1.10       N/A        N/A
TX  GTE            Rate Group 2                                      MRC       No          No            $1.40       N/A        N/A
TX  GTE            Rate Group 3                                      MRC       No          No            $3.50       N/A        N/A
TX  GTE            Rate Group 4-8                                    MRC       No          No            $7.25       N/A        N/A
               Flat Rate Res - Manual (Key) Trunk - Non Optional EAS
TX  GTE            Rate Group 1                                      MRC       No          No            $1.35       N/A        N/A
TX  GTE            Rate Group 2                                      MRC       No          No            $1.70       N/A        N/A

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

        LOCAL                                                         BILLING    RESALE    DISCOUNT  RETAIL    AVOIDED     RESALE
ST  CO TARIFF                    SERVICE DESCRIPTION                   TYPE     POSITION   POSITION   RATE       COST       RATE
--  -- ------                    -------------------                   ----     --------   ---------  ----       ----       ----
TX  GTE            Rate Group 3                                          MRC         No       No        $3.50       N/A         N/A
TX  GTE            Rate Group 4-8                                        MRC         No       No        $8.75       N/A         N/A

TX  GTE    6                TEL - ASSISTANCE
               Flat Rate Res - One Party
TX  GTE            Rate Group 1                                          MRC        Yes       No        $2.49       N/A       $2.49
TX  GTE            Rate Group 2                                          MRC        Yes       No        $2.56       N/A       $2.56
TX  GTE            Rate Group 3                                          MRC        Yes       No        $2.63       N/A       $2.63
TX  GTE            Rate Group 4                                          MRC        Yes       No        $2.68       N/A       $2.68
               Flat Rate Res - Two Party
TX  GTE            Rate Group 1                                          MRC        Yes       No        $1.86       N/A       $1.86
TX  GTE            Rate Group 2                                          MRC        Yes       No        $1.91       N/A       $1.91
TX  GTE            Rate Group 3                                          MRC        Yes       No        $1.98       N/A       $1.98
TX  GTE            Rate Group 4                                          MRC        Yes       No        $2.01       N/A       $2.01
               Flat Rate Res - Four Party, Customer Owner
                   Rural 3 & 4 Party Lines
TX  GTE            Rate Group 1                                          MRC        Yes       No        $1.61       N/A       $1.61
TX  GTE            Rate Group 2                                          MRC        Yes       No        $1.65       N/A       $1.65
TX  GTE            Rate Group 3                                          MRC        Yes       No        $1.72       N/A       $1.72
TX  GTE            Rate Group 4                                          MRC        Yes       No        $1.75       N/A       $1.75
               Flat Rate Res - Eight Party Rural
TX  GTE            Rate Group 1                                          MRC        Yes       No        $1.37       N/A       $1.37
TX  GTE            Rate Group 2                                          MRC        Yes       No        $1.40       N/A       $1.40
TX  GTE            Rate Group 3                                          MRC        Yes       No        $1.44       N/A       $1.44
TX  GTE            Rate Group 4                                          MRC        Yes       No        $1.47       N/A       $1.47
               TEL-ASSISTANCE Mandatory EAS
               All Grades of Res Flat Rate Service
TX  GTE            Rate Group 1                                          MRC        Yes       No        $0.39       N/A       $0.39
TX  GTE            Rate Group 2                                          MRC        Yes       No        $0.49       N/A       $0.49
TX  GTE            Rate Group 3                                          MRC        Yes       No        $1.23       N/A       $1.23
TX  GTE            Rate Group 4                                          MRC        Yes       No        $2.54       N/A       $2.54
               TEL-ASSISTANCE - Optional Measured Service
TX  GTE        Residence Service Exchange Access Arrangement             MRC        Yes       No        $2.98       N/A       $2.98
TX  GTE        Completed Calls - Surrpgate Usage                         MRC        Yes       No        $2.30       N/A       $2.30

TX  GTE    6                LIFELINE LOCAL EXCHANGE SERVICE

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

        LOCAL                                                          BILLING   RESALE     DISCOUNT    RETAIL    AVOIDED    RESALE
ST   CO TARIFF                     SERVICE DESCRIPTION                   TYPE    POSITION   POSITION     RATE       COST      RATE
--   -- ------                     -------------------                 -------   --------   --------    ------    -------    ------
               FCC END USER CALC IS WAIVED FOR
                   LIFELINE CUSTOMER
TX  GTE        Residence One Party - Flat Rate
TX  GTE            Rate Group 1                                         MRC      Yes          No          $3.60       N/A      $3.60
TX  GTE            Rate Group 2                                         MRC      Yes          No          $3.80       N/A      $3.80
TX  GTE            Rate Group 3                                         MRC      Yes          No          $4.00       N/A      $4.00
TX  GTE            Rate Group 4                                         MRC      Yes          No          $4.15       N/A      $4.15
               Residence Two Party - Flat Rate
TX  GTE            Rate Group 1                                         MRC      Yes          No          $1.80       N/A      $1.80
TX  GTE            Rate Group 2                                         MRC      Yes          No          $1.95       N/A      $1.95
TX  GTE            Rate Group 3                                         MRC      Yes          No          $2.15       N/A      $2.15
TX  GTE            Rate Group 4                                         MRC      Yes          No          $2.25       N/A        N/A
               Residence Four Party - Flat Rate
TX  GTE            Rate Group 1                                         MRC      Yes          No          $1.10       N/A      $1.10
TX  GTE            Rate Group 2                                         MRC      Yes          No          $1.20       N/A      $1.20
TX  GTE            Rate Group 3                                         MRC      Yes          No          $1.40       N/A      $1.40
TX  GTE            Rate Group 4                                         MRC      Yes          No          $1.50       N/A      $1.50
TX  GTE        Lifeline OMS - Exchange Access                           MRC      Yes          No          $5.00       N/A      $5.00
               NOTE:  Lifeline OMS Usage, no discount
                      same as below

TX  GTE     6  Central Office Operator Access Trunk                     MRC      Yes          Yes        $35.00     $4.77     $30.23

            6  Outside Base Rate Area Additives
                   [See Footnote:  (5)]
TX  GTE            One Party                                            MRC      Yes          Yes         $2.00     $0.27      $1.73
TX  GTE            Multiparty                                           MRC      Yes          Yes         $0.95     $0.13      $0.82

            6  Optional Measured Service
                   (Restricted to certain exchanges)
TX  GTE            Bus Local Exchange Access                           USAGE     Yes          Yes      $26.4500   $3.6051     $22.84
TX  GTE            Res Local Exchange Access                           USAGE      No          No        $8.5000       N/A        N/A

                   Set - Up [See Footnote:  (5)]
TX  GTE            Usage Rates - 0 - 7 Miles                           USAGE     Yes          Yes       $0.0250   $0.0034      $0.02
TX  GTE                           7 - 14 Miles                         USAGE     Yes          Yes       $0.0350   $0.0048      $0.03
TX  GTE                           14 - 21                              USAGE     Yes          Yes       $0.0500   $0.0068      $0.04
TX  GTE                           21 - 28 Miles                        USAGE     Yes          Yes       $0.0700   $0.0095      $0.06
TX  GTE                           28 + Miles                           USAGE     Yes          Yes       $0.0900   $0.0123      $0.08

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

        LOCAL                                                         BILLING     RESALE     DISCOUNT     RETAIL    AVOIDED   RESALE
ST   CO TARIFF                SERVICE DESCRIPTION                      TYPE      POSITION    POSITION      RATE       COST     RATE
--   -- ------                -------------------                     -------    --------    --------     ------    -------   ------

                   Each Minute [See Footnote:  (5)]
TX  GTE            Usage Rates - 0 - 7 Miles                          USAGE       Yes          Yes        $0.0150   $0.0020    $0.01
TX  GTE                           7 - 14 Miles                        USAGE       Yes          Yes        $0.0210   $0.0029    $0.02
TX  GTE                           14 - 21                             USAGE       Yes          Yes        $0.0300   $0.0041    $0.03
TX  GTE                           21 - 28 Miles                       USAGE       Yes          Yes        $0.0420   $0.0057    $0.04
TX  GTE                           28 + Miles                          USAGE       Yes          Yes        $0.0540   $0.0074    $0.05

                   Set - Up - Discount Period
                         [See Footnote:  (5)]
TX  GTE            Usage Rates - 0 - 7 Miles                          USAGE       Yes          Yes        $0.0150   $0.0020    $0.01
TX  GTE                           7 - 14 Miles                        USAGE       Yes          Yes        $0.0210   $0.0029    $0.02
TX  GTE                           14 - 21                             USAGE       Yes          Yes        $0.0300   $0.0041    $0.03
TX  GTE                           21 - 28 Miles                       USAGE       Yes          Yes        $0.0420   $0.0057    $0.04
TX  GTE                           28 + Miles                          USAGE       Yes          Yes        $0.0540   $0.0074    $0.05

                   Each Minute - Discount Period
                         [See Footnote:  (5)]
TX  GTE            Usage Rates - 0 - 7 Miles                          USAGE       Yes          Yes        $0.0090   $0.0012    $0.01
TX  GTE                           7 - 14 Miles                        USAGE       Yes          Yes        $0.0126   $0.0017    $0.01
TX  GTE                           14 - 21                             USAGE       Yes          Yes        $0.0180   $0.0025    $0.02
TX  GTE                           21 - 28 Miles                       USAGE       Yes          Yes        $0.0252   $0.0034    $0.02
TX  GTE                           28 + Miles                          USAGE       Yes          Yes        $0.0324   $0.0044    $0.03

TX  GTE     6  Measured Service Detailed Billing                       MRC        Yes          Yes          $1.00     $0.14    $0.86
TX  GTE            Per Bill Page                                       NRC        Yes          No           $0.20       N/A    $0.20

TX  GTE     6  Associate Number Non Aggregation                        MRC        Yes          Yes          $1.00     $0.14    $0.86

            6  Optional Extended Metro Service
                   (Restricted to certain exchanges)
TX  GTE            Business One Party                                  MRC        Yes          Yes         $79.10    $10.78   $68.32
TX  GTE            Manual (Key) Trunk                                  MRC        Yes          Yes         $95.70    $13.04   $82.66
TX  GTE
TX  GTE            Automatic (PBX) Trunk                               MRC        Yes          Yes        $138.35    $18.86  $119.49
TX  GTE            ISAL                                                MRC        Yes          Yes         $79.10    $10.78   $68.32
TX  GTE            Residence One Party                                 MRC         No          No          $29.00       N/A      N/A
TX  GTE            R2                                                  MRC         No          No          $21.55       N/A      N/A

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

       LOCAL                                                             BILLING   RESALE    DISCOUNT    RETAIL    AVOIDED    RESALE
ST  CO TARIFF                                SERVICE DESCRIPTION           TYPE   POSITION   POSITION    RATE       COST       RATE
-- --- ------                                -------------------         -------  --------   --------    -------   --------   ------
TX  GTE             Res Manual (Key) Trunk                                    MRC      No        No        $50.55       N/A      N/A

            6   Special Rate Area Service [Applies to Specific
                Exchanges / Also See Footnote: (5)]
TX  GTE             Zone 1&2                                                  MRC     Yes        Yes        $1.00     $0.14    $0.86
TX  GTE             Zone 3                                                    MRC     Yes        Yes        $2.00     $0.27    $1.73
TX  GTE             Zone 4                                                    MRC     Yes        Yes        $3.00     $0.41    $2.59
TX  GTE             Zone 5                                                    MRC     Yes        Yes        $4.00     $0.55    $3.45
TX  GTE             Zone 6&7                                                  MRC     Yes        Yes        $5.00     $0.68    $4.32

            6 Local Calling Plans - Optional EAS [Restricted to certain exchanges / Also See Footnote: (5)]

                    Community Calling Plan
TX  GTE                Monthly Rate                                           MRC     Yes        Yes        $1.00     $0.14    $0.86
                       CCP Usage Rates
                          First Minute
TX  GTE                      0-7 Miles                                       Usage    Yes        Yes      $0.0300   $0.0041    $0.03
TX  GTE                      8-14 Miles                                      Usage    Yes        Yes      $0.0420   $0.0057    $0.04
TX  GTE                      15-21 Miles                                     Usage    Yes        Yes      $0.0600   $0.0082    $0.05
TX  GTE                      22-28 Miles                                     Usage    Yes        Yes      $0.0840   $0.0114    $0.07
TX  GTE                      29+ Miles                                       Usage    Yes        Yes      $0.0930   $0.0127    $0.08
                          Ea Add'l Minute
TX  GTE                      0-7 Miles                                       Usage    Yes        Yes      $0.0150   $0.0020    $0.01
TX  GTE                      8-14 Miles                                      Usage    Yes        Yes      $0.0210   $0.0029    $0.02
TX  GTE                      15-21 Miles                                     Usage    Yes        Yes      $0.0300   $0.0041    $0.03
TX  GTE                      22-28 Miles                                     Usage    Yes        Yes      $0.0420   $0.0057    $0.04
TX  GTE                      29+ Miles                                       Usage    Yes        Yes      $0.0540   $0.0074    $0.05
                       CCP Usage Rates - 25% Discount
                          First Minute
TX  GTE                      0-7 Miles                                       Usage    Yes        Yes      $0.0225   $0.0031    $0.02
TX  GTE                      8-14 Miles                                      Usage    Yes        Yes      $0.0315   $0.0043    $0.03
TX  GTE                      15-21 Miles                                     Usage    Yes        Yes      $0.0450   $0.0061    $0.04
TX  GTE                      22-28 Miles                                     Usage    Yes        Yes      $0.0630   $0.0086    $0.05
TX  GTE                      29+ Miles                                       Usage    Yes        Yes      $0.0698   $0.0095    $0.06
                          Ea Add'l Minute
TX  GTE                      0-7 Miles                                       Usage    Yes        Yes      $0.0113   $0.0015    $0.01
TX  GTE                      8-14 Miles                                      Usage    Yes        Yes      $0.0158   $0.0021    $0.01
TX  GTE                      15-21 Miles                                     Usage    Yes        Yes      $0.0225   $0.0031    $0.02
TX  GTE                      22-28 Miles                                     Usage    Yes        Yes      $0.0315   $0.0043    $0.03
TX  GTE                      29+ Miles                                       Usage    Yes        Yes      $0.0405   $0.0055    $0.03
                       CCP Usage Rates - 40% Discount
                          First Minute
TX  GTE                      0-7 Miles                                       Usage    Yes        Yes      $0.0180   $0.0025    $0.02


                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

        LOCAL                                                            BILLING     RESALE     DISCOUNT   RETAIL    AVOIDED  RESALE
ST  CO TARIFF                    SERVICE DESCRIPTION                      TYPE      POSITION    POSITION    RATE       COST    RATE
--  -- ------                    -------------------                     -------   ---------   ---------  -------   -------  -------
TX  GTE                   8-14 Miles                                        Usage       Yes       Yes      $0.0252   $0.0034   $0.02
TX  GTE                   15-21 Miles                                       Usage       Yes       Yes      $0.0360   $0.0049   $0.03
TX  GTE                   22-28 Miles                                       Usage       Yes       Yes      $0.0504   $0.0069   $0.04
TX  GTE                   29+ Miles                                         Usage       Yes       Yes      $0.0558   $0.0076   $0.05
                       Ea Add'l Minute
TX  GTE                   0-7 Miles                                         Usage       Yes       Yes      $0.0090   $0.0012   $0.01
TX  GTE                   8-14 Miles                                        Usage       Yes       Yes      $0.0126   $0.0017   $0.01
TX  GTE                   15-21 Miles                                       Usage       Yes       Yes      $0.0180   $0.0025   $0.02
TX  GTE                   22-28 Miles                                       Usage       Yes       Yes      $0.0252   $0.0034   $0.02
TX  GTE                   29+ Miles                                         Usage       Yes       Yes      $0.0324   $0.0044   $0.03

                 Local Calling Plans / Optional EAS - Detail Billing
TX  GTE             Monthly Detail                                           MRC        Yes       Yes        $0.40     $0.05   $0.35
TX  GTE             Per Page                                                 NRC        Yes       No         $0.10       N/A   $0.10
            6    Premium Calling Plan
                    Buda, Dripping Springs, Mt Calm,
                    Georgetown, Somerset, and Lavernia.
TX  GTE                B1                                                    MRC        Yes       Yes       $33.35     $4.55  $28.80
TX  GTE                Key                                                   MRC        Yes       Yes       $39.00     $5.32  $33.68
TX  GTE                PBX                                                   MRC        Yes       Yes       $54.50     $7.43  $47.07
TX  GTE                R1                                                    MRC         No       No        $15.20       N/A     N/A

                    Kilgore, Hallsville, Christoval, and Mertzon.
TX  GTE                B1                                                    MRC        Yes       Yes       $22.00     $3.00  $19.00
TX  GTE                Key                                                   MRC        Yes       Yes       $25.10     $3.42  $21.68
TX  GTE                PBX                                                   MRC        Yes       Yes       $35.90     $4.89  $31.01
TX  GTE                R1                                                    MRC         No       No        $10.00       N/A     N/A

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

        LOCAL                                                               BILLING   RESALE     DISCOUNT  RETAIL    AVOIDED  RESALE
ST   CO TARIFF                           SERVICE DESCRIPTION                  TYPE   POSITION    POSITION   RATE       COST     RATE
--   -- -----                            -------------------                -------  --------    --------  ------    -------  ------
                  Boerne, Kyle, Wimberly, Charlotte, and Jourdanton.
TX  GTE              B1                                                     MRC        Yes          Yes     $36.70     $5.00  $31.70
TX  GTE              Key                                                    MRC        Yes          Yes     $42.90     $5.85  $37.05
TX  GTE              PBX                                                    MRC        Yes          Yes     $59.95     $8.17  $51.78
TX  GTE              R1                                                     MRC         No          No      $16.75       N/A     N/A

                  Laferia, Lyford, Raymondville, Santa Rosa & Weslaco
TX  GTE              B1                                                     MRC        Yes          Yes     $50.00     $6.82  $43.19
TX  GTE              Key                                                    MRC        Yes          Yes     $50.00     $6.82  $43.19
TX  GTE              PBX/CentraNet                                          MRC        Yes          Yes     $50.00     $6.82  $43.19
TX  GTE              R1                                                     MRC         No          No      $25.00       N/A     N/A

            6  Premium Plus Calling Plan
                  Buda, Dripping Springs, Mt Calm, Georgetown,
                  Somerset, and Lavernia.
TX  GTE              B1                                                     MRC        Yes          Yes     $66.65     $9.08  $57.57
TX  GTE              Key                                                    MRC        Yes          Yes     $78.00    $10.63  $67.37
TX  GTE              PBX                                                    MRC        Yes          Yes    $108.95    $14.85  $94.10
TX  GTE              R1                                                     MRC         No          No      $30.40       N/A     N/A

                  Kilgore, Hallsville, Christoval, and Mertzon
TX  GTE              B1                                                     MRC        Yes          Yes     $44.00     $6.00  $38.00
TX  GTE              Key                                                    MRC        Yes          Yes     $51.35     $7.00  $44.35
TX  GTE              PBX                                                    MRC        Yes          Yes     $71.70     $9.77  $61.93
TX  GTE              R1                                                     MRC         No          No      $20.00       N/A     N/A

                  Argyle, Denton & Justin
TX  GTE              B1                                                     MRC        Yes          Yes     $52.50     $7.16  $45.34
TX  GTE              Key                                                    MRC        Yes          Yes     $52.50     $7.16  $45.34
TX  GTE              PBX                                                    MRC        Yes          Yes     $52.50     $7.16  $45.34
TX  GTE              CentraNet                                              MRC        Yes          Yes     $52.50     $7.16  $45.34
TX  GTE              R1                                                     MRC         No          No      $22.50       N/A     N/A

                  Boerne, Kyle, Wimberly, Charlotte, and Jourdanton.
TX  GTE              B1                                                     MRC        Yes          Yes     $73.35    $10.00  $63.35

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

        LOCAL                                                      BILLING     RESALE     DISCOUNT      RETAIL    AVOIDED     RESALE
ST   CO TARIFF                   SERVICE DESCRIPTION                TYPE      POSITION    POSITION       RATE       COST       RATE
--   -- ------                   -------------------               -------    --------    --------      ------    -------     ------
TX  GTE                   Key                                      MRC        Yes          Yes          $85.80    $11.69      $74.11
TX  GTE                   PBX                                      MRC        Yes          Yes         $119.85    $16.34     $103.51
TX  GTE                   R1                                       MRC         No          No           $33.45       N/A         N/A

            6   Expanded Local Calling-Non Optional EAS
TX  GTE             Various Exchanges
TX  GTE             Business                                       MRC        Yes          Yes           $7.00     $0.95       $6.05
TX  GTE             Residence                                      MRC         No          No            $3.50       N/A         N/A

                    Gunter
TX  GTE             Business                                       MRC        Yes          Yes           $5.68     $0.77       $4.91
TX  GTE             Residence                                      MRC         No          No            $2.87       N/A         N/A

                    Grand Saline
TX  GTE             Business                                       MRC        Yes          Yes           $3.26     $0.44       $2.82
TX  GTE             Residence                                      MRC         No          No            $1.63       N/A         N/A

                    Waelder
TX  GTE             Business                                       MRC        Yes          Yes           $3.65     $0.50       $3.15
TX  GTE             Residence                                      MRC         No          No            $1.82       N/A         N/A

                    Dickinson
TX  GTE             Business                                       MRC        Yes          Yes           $3.96     $0.54       $3.42
TX  GTE             Residence                                      MRC         No          No            $1.98       N/A         N/A

                    Ben Wheeler
TX  GTE             Business                                       MRC        Yes          Yes           $6.25     $0.85       $5.40
TX  GTE             Residence                                      MRC         No          No            $3.12       N/A         N/A

                    Blessing
TX  GTE             Business                                       MRC        Yes          Yes           $6.32     $0.86       $5.46
TX  GTE             Residence                                      MRC         No          No            $3.16       N/A         N/A

                    Hubbard
TX  GTE             Business                                       MRC        Yes          Yes           $6.10     $0.83       $5.27

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

        LOCAL                                                            BILLING   RESALE   DISCOUNT  RETAIL    AVOIDED       RESALE
ST  CO TARIFF                               SERVICE DESCRIPTION           TYPE    POSITION  POSITION   RATE       COST         RATE
--  -- ------                               -------------------           ----    --------  --------   ----       ----         ----
TX  GTE            Residence                                                 MRC       No        No        $3.05       N/A      N/A

           10  Vacation Service [See Footnote:  (5)]
TX  GTE                   50% reduction in customers rates
                         - Incl access lines and miscellaneous services

TX  GTE    12  Directory Listings (Non-publish)                              MRC       No        No        $1.65     $0.22      N/A
TX  GTE        Directory Listings (Non-listed)                               MRC       No        No        $1.65     $0.22      N/A
               Extra listing, Foreign listings
TX  GTE            Residence                                                 MRC       No        No        $0.55     $0.07      N/A
TX  GTE            Business                                                  MRC       No        No        $1.10     $0.15      N/A
TX  GTE        Residence Family Plan Directory listing                       MRC       No        No        $0.85     $0.12      N/A

           13  Service Charges:
TX  GTE        Service Order Charge Primary - Bus                            NRC       No        No       $31.50       N/A      N/A
TX  GTE        Service Order Charge Primary - Res                            NRC       No        No       $21.00       N/A      N/A
TX  GTE        Service Order Charge Secondary - Bus                          NRC       No        No       $13.50       N/A      N/A
TX  GTE        Service Order Charge Secondary - Res                          NRC       No        No        $8.00       N/A      N/A
TX  GTE        Line Connection - Bus/Res                                     NRC       No        No       $20.00       N/A      N/A
TX  GTE        Premise Visit Charge - Bus/Res                                NRC       No        No        $9.00       N/A      N/A
TX  GTE        Returned Check Charge                                         NRC       No        No       $10.00       N/A      N/A
TX  GTE        Expedited Due Date Charge                                     NRC       No        No       $20.00       N/A      N/A
               Traffic Study
TX  GTE            Set Up                                                    NRC       No        No      $300.00    $40.89      N/A
TX  GTE            Line Charge, per line studied                             NRC       No        No        $3.00     $0.41      N/A
TX  GTE     9  Denial of Svc - temp denial/non pay                           NRC       No        No       $20.00       N/A      N/A
               - Line Connect $20 Chg applies
               Reserved Rural Facilities
               - Primary Service Order

TX  GTE    10      Business                                                  NRC      Yes        No       $31.50       N/A    $31.50
TX  GTE    10      Residence                                                 NRC       No        No       $21.00       N/A      N/A

           14  Automatic Ringdown - Signalling
TX  GTE            Monthly                                                   MRC      Yes        Yes      $10.50     $1.43     $9.07
TX  GTE            NRC                                                       NRC      Yes        No       $20.00       N/A    $20.00

           14  DID
TX  GTE            Block of 100 #'s                                          MRC      Yes        Yes     $105.00    $14.31    $90.69

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

       LOCAL                                                        BILLING   RESALE     DISCOUNT      RETAIL    AVOIDED     RESALE
ST  CO TARIFF           SERVICE DESCRIPTION                           TYPE    POSITION   POSITION       RATE       COST       RATE
--  -- -----            -------------------                         -------   --------   --------      ------    -------     ------
TX GTE            Block of 10 #'s                                   MRC         Yes          Yes       $10.50     $1.43       $9.07

TX GTE    14  Busy Line Interrupt                                   NRC         Yes          No         $2.20       N/A       $2.20
TX GTE        Busy Line Verify                                      NRC         Yes          No         $1.35       N/A       $1.35

          14  Dial DataLink
TX GTE            NRC                                               NRC         Yes          No        $25.00       N/A      $25.00
TX GTE            MRC                                               MRC         Yes          Yes        $5.00     $0.68       $4.32

TX GTE    14  Confer Fire Reporting - Add'l Station                 MRC         Yes          Yes        $3.50     $0.48       $3.02

          14  Fire Reporting - Tellabs:
                  Common Equipment
TX GTE               Level A/ Single Payment                        NRC         Yes          No     $6,565.00       N/A   $6,565.00
TX GTE               Level A/ 5 Yr Contract                         MRC         Yes          Yes      $137.00    $18.67     $118.33
TX GTE               Level B                                        MRC         Yes          Yes       $58.25     $7.94      $50.31
TX GTE               Central Office Bridging                        NRC         Yes          No         $3.00       N/A       $3.00

                  Each Add'l line
TX GTE               Level A/ Single Payment                        NRC         Yes          No       $400.00       N/A     $400.00
TX GTE               Level A/5 Yr Contract                          MRC         Yes          Yes        $8.35     $1.14       $7.21
TX GTE               Level B                                        MRC         Yes          Yes        $2.45     $0.33       $2.12


TX GTE    14  Personalized Telephone Number RES - Individualine     NRC         Yes          No        $25.00       N/A      $25.00
TX GTE        Personalized Telephone Number BUS - Individualine     NRC         Yes          No        $50.00       N/A      $50.00
TX GTE        Personalized Telephone Number RES - Individualine     MRC         Yes          Yes        $1.50     $0.20       $1.30
TX GTE        Personalized Telephone Number BUS - Individualine     MRC         Yes          Yes        $3.50     $0.48       $3.02

TX GTE    14  Announcement Sys Service: Service Access              MRC         Yes          Yes       $30.00     $4.09      $25.91

TX GTE    14  Detail Billing Svc - MRC                              MRC         Yes          Yes       $44.00     $6.00      $38.00
TX GTE        Detail Billing Svc - NRC                              NRC         Yes          No        $50.00       N/A      $50.00

TX GTE    14  Special Billing #'s (Increments of 25)                MRC         Yes          Yes        $2.75     $0.37       $2.38

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

        LOCAL                                                     BILLING     RESALE     DISCOUNT      RETAIL    AVOIDED     RESALE
ST  CO  TARIFF             SERVICE DESCRIPTION                     TYPE      POSITION    POSITION       RATE       COST       RATE
--  --  ------             -------------------                    -------    --------    --------      ------   --------    --------

TX  GTE    14  Reserved Tel #                                      MRC        Yes          Yes           $4.40     $0.60       $3.80

TX  GTE        Multiple Copies of Cust Bill                        MRC         No          No            $1.00       N/A         N/A

           14  Call Restriction Service:
TX  GTE            Toll Block Option 1,2 MRC                       MRC        Yes          Yes           $1.50     $0.20       $1.30
TX  GTE                     Option 1,2 NRC                         NRC        Yes          No           $10.00       N/A      $10.00

TX  GTE            Billed # Screen Option 1,2,3 MRC                MRC        Yes          Yes           $2.00     $0.27       $1.73
TX  GTE                          Option 1,2,3 NRC                  NRC        Yes          No           $10.00       N/A      $10.00

TX  GTE            Selective Class of Call Screen - Per line       MRC        Yes          Yes           $3.00     $0.41       $2.59
TX  GTE                                        Per trunk           MRC        Yes          Yes          $10.00     $1.36       $8.64

TX  GTE            900 Call Restriction NRC                        NRC        Yes          No            $2.25       N/A       $2.25

TX  GTE    14  Rotary Busy Out MRC                                 MRC        Yes          Yes          $14.50     $1.98      $12.52
TX  GTE                        NRC                                 NRC        Yes          No           $25.00       N/A      $25.00

TX  GTE        Rotary Hunting                                      MRC        Yes          Yes           $3.00     $0.41       $2.59

TX  GTE        Circular Hunt                                       MRC        Yes          Yes           $3.25     $0.44       $2.81

TX  GTE    14  Tie Line Mileage Same - Bldg/Same Premises          NRC        Yes          No           $12.00       N/A      $12.00
TX  GTE        Tie Line Mileage Same - Bldg/Same Premises          MRC        Yes          Yes           $1.85     $0.25       $1.60
TX  GTE                              - Diff Premises per 1/4 MI    NRC        Yes          No           $12.00       N/A      $12.00
TX  GTE                              - Diff Premises per 1/4 MI    MRC        Yes          Yes           $1.85     $0.25       $1.60

TX  GTE    14  Dedicated Instant Call Accounting                   NRC        Yes          No        $2,000.00       N/A   $2,000.00
TX  GTE        Dedicated Instant Call Accounting                   MRC        Yes          Yes       $1,000.00   $136.30     $863.70
TX  GTE        Dial Up Instant Call Accounting                     NRC        Yes          No        $1,000.00       N/A   $1,000.00
TX  GTE        Dial Up Instant Call Accounting                     MRC        Yes          Yes         $550.00    $74.97     $475.04

TX  GTE    14  TSP - Establishment per line circuit                NRC        Yes          No           $14.50       N/A      $14.50

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

          LOCAL                                                         BILLING    RESALE   DISCOUNT    RETAIL    AVOIDED     RESALE
ST   CO  TARIFF                 SERVICE DESCRIPTION                       TYPE    POSITION  POSITION     RATE       COST       RATE
--   --  ------                 -------------------                       ----    --------  --------     ----       ----       ----
TX  GTE              Restoration Priority                               MRC        Yes        Yes       $4.90     $0.67       $4.23
          15    Bells - Ringers/OPX
TX  GTE           Loop Extender                                         NRC        Yes        No       $25.00       N/A      $25.00
TX  GTE           Loop Extender                                         MRC        Yes        Yes       $5.35     $0.73       $4.62
TX  GTE           Bridge Lifter                                         NRC        Yes        No        $3.00       N/A       $3.00
TX  GTE           Bridge Lifter                                         MRC        Yes        Yes       $0.40     $0.05       $0.35
TX  GTE           VF Repeater                                           NRC        Yes        No       $25.00       N/A      $25.00
TX  GTE           VF Repeater                                           MRC        Yes        Yes      $10.25     $1.40       $8.85
TX  GTE           Long Line Adapter                                     NRC        Yes        No       $25.00       N/A      $25.00
TX  GTE           Long Line Adapter                                     MRC        Yes        Yes       $8.75     $1.19       $7.56
                Bells/Ringers
                  Conference Bridge
TX  GTE             Common Equipment                                    MRC        Yes        Yes     $110.00    $14.99      $95.01
TX  GTE             Line Equipment                                      NRC        Yes        No       $25.00       N/A      $25.00
TX  GTE             Line Equipment                                      MRC        Yes        Yes      $10.65     $1.45       $9.20
TX  GTE           Min Termination Liability                             NRC        Yes        No    $3,500.00       N/A   $3,500.00


TX  GTE  15     Mileage Rates - Add'l each access - Per 1/4 Mile        MRC        Yes        Yes       $1.85     $0.25       $1.60

         16    Custom Calling Vertical Services:
TX  GTE         Touch Call Line Charge - BUS                            MRC        Yes        Yes       $2.00     $0.27       $1.73
TX  GTE         Touch Call Line Charge - RES                            MRC        Yes        Yes       $1.50     $0.20       $1.30

TX  GTE         Call Waiting - Business                                 MRC        Yes        Yes       $2.50     $0.34       $2.16
TX  GTE         Call Waiting - Residence                                MRC        Yes        Yes       $1.80     $0.25       $1.55
TX  GTE         Call Forwarding - Business                              MRC        Yes        Yes       $2.25     $0.31       $1.94
TX  GTE         Call Forwarding - Residence                             MRC        Yes        Yes       $1.80     $0.25       $1.55
TX  GTE         Call Forwarding Multipath - Business                    MRC        Yes        Yes       $2.25     $0.31       $1.94
TX  GTE         Call Forwarding Multipath - Residence                   MRC        Yes        Yes       $1.80     $0.25       $1.55
TX  GTE         Speed Call 8 - Business                                 MRC        Yes        Yes       $2.25     $0.31       $1.94
TX  GTE         Speed Call 8 - Residence                                MRC        Yes        Yes       $1.80     $0.25       $1.55
TX  GTE         Speed Call 30 - Business                                MRC        Yes        Yes       $3.60     $0.49       $3.11
TX  GTE         Speed Call 30 - Residence                               MRC        Yes        Yes       $2.70     $0.37       $2.33

                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

          LOCAL                                                              BILLING     RESALE   DISCOUNT   RETAIL  AVOIDED  RESALE
ST   CO  TARIFF           SERVICE DESCRIPTION                                  TYPE     POSITION  POSITION    RATE    COST     RATE
--   --  -----            -------------------                                  ----     --------  --------    ----    ----     ----
TX  GTE         Three Way Calling - One Feature - Business                     MRC       Yes       Yes        $3.15     $0.43  $2.72
TX  GTE         Three Way Calling - One Feature - Residence                    MRC       Yes       Yes        $2.70     $0.37  $2.33
TX  GTE         Three Way Calling - More than One Feature - Business           MRC       Yes       Yes        $2.50     $0.34  $2.16
TX  GTE         Three Way Calling - More than One Feature - Residence          MRC       Yes       Yes        $2.05     $0.28  $1.77
TX  GTE
TX  GTE         NRC for CW,CF,CF Multipath,SC8,SC30,3WC - Bus                  NRC       Yes       No         $5.00       N/A  $5.00
TX  GTE         NRC for CW,CF,CF Multipath,SC8,SC30,3WC - Res                  NRC       Yes       No         $2.50       N/A  $2.50

TX  GTE         Cancel Call Waiting - Business                                 MRC       Yes       Yes        $1.80     $0.25  $1.55
TX  GTE         Cancel Call Waiting - Residence                                MRC       Yes       Yes         $.90     $0.12  $0.78
TX  GTE         Last Number Redial and Saved-Number Redial - Business          MRC       Yes       Yes        $3.15     $0.43  $2.72
TX  GTE         Last Number Redial and Saved-Number Redial - Residence         MRC       Yes       Yes        $2.70     $0.37  $2.33
TX  GTE         Call Forward/Busy/No Answer - Business (Variable)              MRC       Yes       Yes        $3.15     $0.43  $2.72
TX  GTE         Call Forward/Busy/No Answer - Residence (Variable)             MRC       Yes       Yes        $2.25     $0.31  $1.94
TX  GTE         Smart Ring - One Feature -Business                             MRC       Yes       Yes        $6.00     $0.82  $5.18
TX  GTE         Smart Ring - One Feature - Residence                           MRC       Yes       Yes        $6.00     $0.82  $5.18
TX  GTE         Smart Ring - With Package - Business                           MRC       Yes       Yes        $3.00     $0.41  $2.59
TX  GTE         Smart Ring - With Package - Residence                          MRC       Yes       Yes        $3.00     $0.41  $2.59
TX  GTE         Fixed Call Forwarding/Busy - Business                          MRC       Yes       Yes        $1.25     $0.17  $1.08
TX  GTE         Fixed Call Forwarding/Busy - Residence                         MRC       Yes       Yes        $1.25     $0.17  $1.08
TX  GTE         Fixed Call Forwarding/No Answer - Business                     MRC       Yes       Yes        $1.25     $0.17  $1.08
TX  GTE         Fixed Call Forwarding/No Answer - Residence                    MRC       Yes       Yes        $1.25     $0.17  $1.08
TX  GTE         Fixed Call Forwarding/Busy/No Answer - Business                MRC       Yes       Yes        $1.50     $0.20  $1.30
TX  GTE         Fixed Call Forwarding/Busy/No Answer - Residence               MRC       Yes       Yes        $1.50     $0.20  $1.30
TX  GTE         SMART Package - Business                                       MRC       Yes       Yes        $5.00     $0.68  $4.32
TX  GTE         SMART Package - Residence                                      MRC       Yes       Yes        $4.00     $0.55  $3.45
TX  GTE         SMARTER Package - Business                                     MRC       Yes       Yes        $6.00     $0.82  $5.18
TX  GTE         SMARTER Package - Residence                                    MRC       Yes       Yes        $5.00     $0.68  $4.32
TX  GTE         SMARTEST Package - Business                                    MRC       Yes       Yes        $7.00     $0.95  $6.05
TX  GTE         SMARTEST Package - Residence                                   MRC       Yes       Yes        $6.00     $0.82  $5.18
TX  GTE         Remote Call Forwarding - BUS/RES                               MRC       Yes       Yes       $14.50     $1.98 $12.52

                TEL-TEEN SERVICE CUSTOM FEATURE PACKAGES
TX  GTE         Touch Call, Three-Way Calling, Speed Call 8, Toll Control      MRC       Yes       Yes        $3.50     $0.48  $3.02
TX  GTE         Touch Call, Call Waiting, Speed Call 8, Toll Control           MRC       Yes       Yes        $3.00     $0.41  $2.59

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

          LOCAL                                                         BILLING   RESALE   DISCOUNT   RETAIL AVOIDED    RESALE
ST   CO  TARIFF                 SERVICE DESCRIPTION                      TYPE    POSITION  POSITION    RATE   COST       RATE
--   --  ------                 -------------------                      ----    --------  --------    ----   ----       ----
TX  GTE           Touch Call, Three-Way Calling, Toll Control             MRC      Yes       Yes      $2.00   $0.27       $1.73
TX  GTE           Touch Call, Call Waiting, Speed Call 8                  MRC      Yes       Yes      $3.00   $0.41       $2.59
TX  GTE           Touch Call, Call Wait, Cancel Call Wait, 3-Way Call,
                  Addtl List                                              MRC      Yes       Yes      $4.00   $0.55       $3.45
TX  GTE           Touch Call, Call Wait, Cancel Call Wait,3-Way Call,
                  Toll Contr, Addtl List                                  MRC      Yes       Yes      $4.00   $0.55       $3.45

          16    CLASS Vertical Services:
TX  GTE           Automatic Busy Redial - Business                        MRC      Yes       Yes      $4.00   $0.55       $3.45
TX  GTE           Automatic Busy Redial - Residence                       MRC      Yes       Yes      $2.00   $0.27       $1.73
TX  GTE           Automatic Call Return - Business                        MRC      Yes       Yes      $4.00   $0.55       $3.45
TX  GTE           Automatic Call Return - Residence                       MRC      Yes       Yes      $3.00   $0.41       $2.59
TX  GTE           Call Block - Business                                   MRC      Yes       Yes      $3.00   $0.41       $2.59
TX  GTE           Call Block - Residence                                  MRC      Yes       Yes      $2.00   $0.27       $1.73
TX  GTE           Special Call Acceptance - Business                      MRC      Yes       Yes      $3.00   $0.41       $2.59
TX  GTE           Special Call Acceptance - Residence                     MRC      Yes       Yes      $2.00   $0.27       $1.73
TX  GTE           Special Call Forwarding - Business                      MRC      Yes       Yes      $2.65   $0.36       $2.29
TX  GTE           Special Call Forwarding - Residence                     MRC      Yes       Yes      $2.00   $0.27       $1.73
TX  GTE           Special Call Waiting - Business                         MRC      Yes       Yes      $3.00   $0.41       $2.59
TX  GTE           Special Call Waiting - Residence                        MRC      Yes       Yes      $2.00   $0.27       $1.73
TX  GTE           VIP Alert - Business                                    MRC      Yes       Yes      $3.00   $0.41       $2.59
TX  GTE           VIP Alert - Residence                                   MRC      Yes       Yes      $2.50   $0.34       $2.16
TX  GTE           Call Tracing Service - Business                         NRC      Yes       No      $10.00     N/A      $10.00
TX  GTE           Call Tracing Service - Residence                        NRC      Yes       No      $10.00     N/A      $10.00
TX  GTE           Cancel Calling Number ID - Business                     MRC      Yes       Yes      $0.00               $0.00
TX  GTE           Cancel Calling Number ID - Residence                    MRC      Yes       Yes      $0.00               $0.00
TX  GTE           Calling Number ID - Business                            MRC      Yes       Yes      $7.50   $1.02       $6.48
TX  GTE           Calling Number ID - Residence                           MRC      Yes       Yes      $4.95   $0.67       $4.28
TX  GTE           Calling Number ID w/ACRJ - Business                     MRC      Yes       Yes      $7.75   $1.06       $6.69
TX  GTE           Calling Number ID w/ACRJ - Residence                    MRC      Yes       Yes      $5.20   $0.71       $4.49
TX  GTE           Anonymous Call Rejection (ACRJ) - Business              MRC      Yes       Yes      $1.00   $0.14       $0.86
TX  GTE           Anonymous Call Rejection (ACRJ) - Residence             MRC      Yes       Yes      $1.00   $0.14       $0.86
TX  GTE           SmartCall PAK 4400 - Residence                          MRC      Yes       Yes      $8.75   $1.19       $7.56
TX  GTE           SmartCall PAK 4400 - Business                           MRC      Yes       Yes     $13.25   $1.81      $11.44
TX  GTE           Calling Name & Number Delivery - Bus                    MRC      Yes       Yes      $9.00   $1.23       $7.77
TX  GTE           Calling Name & Number Delivery - Res                    MRC      Yes       Yes      $6.50   $0.89       $5.61

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

          LOCAL                                                      BILLING    RESALE    DISCOUNT    RETAIL     AVOIDED     RESALE
ST   CO  TARIFF               SERVICE DESCRIPTION                     TYPE     POSITION   POSITION     RATE        COST       RATE
--   --  -----                -------------------                     ----     --------   --------     ----        ----       ----
TX  GTE   16         In Contact, per number - Bus                     MRC        Yes       Yes        $12.00      $1.64      $10.36
TX  GTE              In Contact, per number - Res                     MRC        Yes       Yes        $12.00      $1.64      $10.36

TX  GTE   18         Secretarial Ans Svc - Bridging                   NRC        Yes       No          $3.00        N/A       $3.00
TX  GTE              Secretarial Ans Svc - Bridging                   MRC        Yes       Yes         $7.00      $0.95       $6.05

TX  GTE   19         Foreign Switching Office - 1st 1/4 Mile          MRC        Yes       Yes         $2.50      $0.34       $2.16
TX  GTE                - Each add'l 1/4 MI                            MRC        Yes       Yes         $1.25      $0.17       $1.08

          19         Foreign Exchange
                       Per SWB Tariff
TX  GTE    2           Interexchange Mileage - Per 1/4 MI             MRC        Yes       Yes         $1.75      $0.24       $1.51
TX  GTE    2           Interexchange Channel Terminal 0 - 7 MI        MRC        Yes       Yes         $8.70      $1.19       $7.51
TX  GTE                Interexchange Channel Terminal 0 - 7+ MI       MRC        Yes       Yes        $33.15      $4.52      $28.63
TX  GTE    2           Point of Termination                           NRC        Yes       No        $174.60        N/A     $174.60
TX  GTE    2           Local Exchange Access Usage, Per Minute       Usage       Yes       Yes       $0.0210    $0.0029       $0.02
TX  GTE                  Surrogate - PBX                             Usage       Yes       Yes      $68.2080    $9.2968      $58.91
TX  GTE                  Surrogate - PBX - Business                  Usage       Yes       Yes      $21.8400    $2.9768      $18.86
TX  GTE                  Surrogate - PBX - Residence                 Usage       Yes       Yes      $14.8260    $2.0208      $12.81

TX  GTE   19           Four Wire Channel Terminal Equipment           NRC        Yes       No         $10.00        N/A      $10.00
TX  GTE                Four Wire Channel Terminal Equipment           MRC        Yes       Yes        $37.50      $5.11      $32.39

          20         Intraexchange Private Line
                       Grade I
                         Simplex
TX  GTE                    1st Mile                                   NRC        Yes       No          $7.50         N/A      $7.50
TX  GTE                    1st Mile                                   MRC        Yes       No          $9.00       $1.23      $7.77
TX  GTE                    EA add'l 1/4 MI                            MRC        Yes       No          $2.60       $0.35      $2.25
                         Duplex
TX  GTE                    0 - 1/2 MI                                 NRC        Yes       No          $7.50         N/A      $7.50
TX  GTE                    0 - 1/2 MI                                 MRC        Yes       No          $7.80       $1.06      $6.74
TX  GTE                    EA add'l 1/4 MI                            MRC        Yes       No          $3.90       $0.53      $3.37
                       Grade II
                         Simplex

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                         BILLING     RESALE  DISCOUNT   RETAIL    AVOIDED      RESALE
ST   CO  TARIFF               SERVICE DESCRIPTION                       TYPE     POSITION  POSITION    RATE      COST         RATE
--   --  ------               -------------------                       ----     --------  --------    ----      ----         ----
TX  GTE           1st Mile                                              NRC        Yes        No       $7.50       N/A        $7.50
TX  GTE           1st Mile                                              MRC        Yes        No      $11.00     $1.50        $9.50
TX  GTE           EA add'l 1/4 MI                                       MRC        Yes        No       $2.60     $0.35        $2.25
                 Duplex
TX  GTE           0 - 1/2 MI                                            NRC        Yes        No       $7.50       N/A        $7.50
TX  GTE           0 - 1/2 MI                                            MRC        Yes        No       $8.30     $1.13        $7.17
TX  GTE           EA add'l 1/4 MI                                       MRC        Yes        No       $3.90     $0.53        $3.37
               Grade III
                 Simplex
TX  GTE           1st Mile                                              NRC        Yes        No       $7.50       N/A        $7.50
TX  GTE           1st Mile                                              MRC        Yes        No      $11.00     $1.50        $9.50
TX  GTE           EA add'l 1/4 MI                                       MRC        Yes        No       $2.60     $0.35        $2.25

               Recorded Music and Speech Channels
TX  GTE          0 - 4/4 MI                                             NRC        Yes        No       $7.50       N/A        $7.50
TX  GTE          0 - 4/4 MI                                             MRC        Yes        No      $12.00     $1.64       $10.36
TX  GTE          EA add'l 1/4 MI                                        MRC        Yes        No       $3.00     $0.41        $2.59
TX  GTE          Channel from Bridge Amplifier to Music cust's          NRC        Yes        No       $7.50       N/A        $7.50
TX  GTE          Channel from Bridge Amplifier to Music cust's          MRC        Yes        No       $3.00     $0.41        $2.59

               Bridging Amplifier installed in CO
TX  GTE          50 terminals                                           MRC        Yes        No      $73.50    $10.02       $63.48
TX  GTE          100 terminals                                          MRC        Yes        No      $78.25    $10.67       $67.58
TX  GTE          150 terminals                                          MRC        Yes        No      $83.25    $11.35       $71.90
TX  GTE          NRC                                                    NRC        Yes        No       $7.50       N/A        $7.50

               Channel, remote operation of mobile - Garland/Irving
TX  GTE          Local Remote, off premise, per 1/4 MI                  MRC        Yes        No       $2.50     $0.34        $2.16
TX  GTE          Local Remote, same premise, per 1/4 MI                 MRC        Yes        No       $2.40     $0.33        $2.07
TX  GTE          Local Remote, same bldg., ea.                          MRC        Yes        No       $2.50     $0.34        $2.16
TX  GTE          NRC                                                    NRC        Yes        No       $7.50       N/A        $7.50

          21  Mobile Tel Service
TX  GTE        Base station svc, per unit                                MRC        Yes        Yes     $13.50     $1.84      $11.66
TX  GTE         plus local exch access for B1

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --   ------                -------------------                        ------- --------  --------  ------   -------     ------
TX  GTE              Local Message Charge, per minute                       Usage   Yes     Yes      $0.3500   $0.0477       $0.30

                     Measured Mobile Svc
                       Local Exch access is B1 rate
TX  GTE                Usage, per minute                                    Usage   Yes     Yes      $0.4500   $0.0613       $0.39
TX  GTE                Roamer channel usage, per minute                     Usage   Yes     Yes      $0.8500   $0.1159       $0.73

TX  GTE

          25       Custom Routing Service
                       Basic Svc Type I
TX  GTE                   Svc Establishment                                  NRC    Yes     No       $150.00       N/A     $150.00
TX  GTE                   Per Line or DID # 5-50                             MRC    Yes     Yes        $3.00     $0.41       $2.59
TX  GTE                                      51-100                          MRC    Yes     Yes        $2.70     $0.37       $2.33
TX  GTE                                      101-500                         MRC    Yes     Yes        $2.40     $0.33       $2.07
TX  GTE                                      501-1000                        MRC    Yes     Yes        $2.10     $0.29       $1.81
TX  GTE                                      1001 +                          MRC    Yes     Yes        $1.75     $0.24       $1.51
TX  GTE                                      NRC                             NRC    Yes     No         $2.00       N/A       $2.00
TX  GTE                   Rearrangements, per rearrangement                  NRC    Yes     No        $72.00       N/A      $72.00
TX  GTE                                      per # changed, moved or added   NRC    Yes     No         $2.00       N/A       $2.00

                       Basic Svc Type II
TX  GTE                   Svc Establishment                                  NRC    Yes     No       $185.00       N/A     $185.00
TX  GTE                   Per Line or DID # 1-10                             MRC    Yes     Yes        $8.25     $1.12       $7.13
TX  GTE                                      11-50                           MRC    Yes     Yes        $8.00     $1.09       $6.91
TX  GTE                                      51-100                          MRC    Yes     Yes        $7.75     $1.06       $6.69
TX  GTE                                      101-250                         MRC    Yes     Yes        $7.50     $1.02       $6.48
TX  GTE                                      251-500                         MRC    Yes     Yes        $7.25     $0.99       $6.26
TX  GTE                                      501 +                           MRC    Yes     Yes        $7.00     $0.95       $6.05
TX  GTE                                      NRC                             NRC    Yes     No         $4.50       N/A       $4.50
TX  GTE                   Rearrangements, per rearrangement                  NRC    Yes     No        $80.00       N/A      $80.00
TX  GTE                                      per # changed, moved or added   NRC    Yes     No         $4.50       N/A       $4.50

TX  GTE                Group Charges, per ea add'l group                     NRC    Yes     No        $17.00       N/A      $17.00
TX  GTE                Time of day/Day of week redirection                   NRC    Yes     No        $16.00       N/A      $16.00

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
-- --    ------                -------------------                         ----   --------  --------   ----     ----       ----
TX  GTE                Time of day/Day of week redirection, per #            MRC    Yes     Yes        $0.40     $0.05       $0.35
TX  GTE                % redirecting                                         NRC    Yes     No        $16.00       N/A      $16.00
TX  GTE                % redirecting, per number                             MRC    Yes     Yes        $0.30     $0.04       $0.26
TX  GTE                Incoming # Identification, each 100 #'s               NRC    Yes     No        $75.00       N/A      $75.00
TX  GTE                Incoming # Identification, each #                     MRC    Yes     Yes        $0.30     $0.04       $0.26

                       Flexible Call Forwarding Svc
TX  GTE                   Svc Establishment                                  NRC    Yes     No       $168.00       N/A     $168.00
TX  GTE                   Per Line or DID # 5-50                             MRC    Yes     Yes        $2.00     $0.27       $1.73
TX  GTE                                      51-100                          MRC    Yes     Yes        $3.00     $0.41       $2.59
TX  GTE                                      101-500                         MRC    Yes     Yes        $2.70     $0.37       $2.33
TX  GTE                                      501-1000                        MRC    Yes     Yes        $2.40     $0.33       $2.07
TX  GTE                                      1001 +                          MRC    Yes     Yes        $1.75     $0.24       $1.51
TX  GTE                                      NRC                             NRC    Yes     No         $2.00       N/A       $2.00
TX  GTE                   Rearrangements, per rearrangement                  NRC    Yes     No        $72.00       N/A      $72.00
TX  GTE                                      per # changed,moved or added    NRC    Yes     No         $2.00       N/A       $2.00
TX  GTE                   Time of day/Day of week redirection - NRC          NRC    Yes     No        $16.00       N/A      $16.00
TX  GTE                   Time of day/Day of week redirection, per #         MRC    Yes     Yes        $0.35     $0.05       $0.30
TX  GTE                   PIN # Change                                       NRC    Yes     No        $24.00       N/A      $24.00

          28       Private Page
                       Tone Only
TX  GTE                   Dispatch, per access 1-5     Month to month        MRC    Yes     Yes        $7.00     $0.95       $6.05
TX  GTE                                         6-20                         MRC    Yes     Yes        $6.80     $0.93       $5.87
TX  GTE                                         21-50                        MRC    Yes     Yes        $6.50     $0.89       $5.61
TX  GTE                                         51+                          MRC    Yes     Yes        $6.00     $0.82       $5.18
TX  GTE                                         NRC                          NRC    Yes     No         $7.50       N/A       $7.50
TX  GTE                   Dispatch, per access 1-5     12 month contract     MRC    Yes     Yes        $6.25     $0.85       $5.40
TX  GTE                                         6-20                         MRC    Yes     Yes        $5.90     $0.80       $5.10
TX  GTE                                         21-50                        MRC    Yes     Yes        $5.35     $0.73       $4.62
TX  GTE                                         51+                          MRC    Yes     Yes        $4.40     $0.60       $3.80
TX  GTE                                         NRC                          NRC    Yes     No         $7.50       N/A       $7.50
TX  GTE                   Dispatch, per access 1-5     24 Month contract     MRC    Yes     Yes        $5.50     $0.75       $4.75
TX  GTE                                         6-20                         MRC    Yes     Yes        $4.95     $0.67       $4.28
TX  GTE                                         21-50                        MRC    Yes     Yes        $4.15     $0.57       $3.58


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --   ------                -------------------                         ------ -------- ---------  ------   -------   ---------
TX  GTE                                         51+                          MRC    Yes     Yes        $3.85     $0.52       $3.33
TX  GTE                                         NRC                          NRC    Yes     No         $7.50       N/A       $7.50
                       Digital Display
TX  GTE                   Dispatch, per access 1-5     Month to month        MRC    Yes     Yes       $10.00     $1.36       $8.64
TX  GTE                                         6-20                         MRC    Yes     Yes        $9.65     $1.32       $8.33
TX  GTE                                         21-50                        MRC    Yes     Yes        $9.15     $1.25       $7.90
TX  GTE                                         51+                          MRC    Yes     Yes        $8.25     $1.12       $7.13
TX  GTE                                         NRC                          NRC    Yes     No         $7.50       N/A       $7.50
TX  GTE                   Dispatch, per access 1-5     12 month contract     MRC    Yes     Yes        $8.75     $1.19       $7.56
TX  GTE                                         6-20                         MRC    Yes     Yes        $8.25     $1.12       $7.13
TX  GTE                                         21-50                        MRC    Yes     Yes        $7.45     $1.02       $6.43
TX  GTE                                         51+                          MRC    Yes     Yes        $6.15     $0.84       $5.31
TX  GTE                                         NRC                          NRC    Yes     No         $7.50       N/A       $7.50
TX  GTE                   Dispatch, per access 1-5     24 Month contract     MRC    Yes     Yes        $7.50     $1.02       $6.48
TX  GTE                                         6-20                         MRC    Yes     Yes        $6.80     $0.93       $5.87
TX  GTE                                         21-50                        MRC    Yes     Yes        $5.75     $0.78       $4.97
TX  GTE                                         51+                          MRC    Yes     Yes        $4.50     $0.61       $3.89
TX  GTE                                         NRC                          NRC    Yes     No         $7.50       N/A       $7.50
                       Tone and voice
TX  GTE                   Dispatch, per access 1-5     Month to month        MRC    Yes     Yes       $11.00     $1.50       $9.50
TX  GTE                                         6+                           MRC    Yes     Yes       $10.50     $1.43       $9.07
TX  GTE                                         NRC                          NRC    Yes     No         $7.50       N/A       $7.50
TX  GTE                   Dispatch, per access 1-5     12 month contract     MRC    Yes     Yes       $10.00     $1.36       $8.64
TX  GTE                                         6+                           MRC    Yes     Yes        $9.50     $1.29       $8.21
TX  GTE                                         NRC                          NRC    Yes     No         $7.50       N/A       $7.50

TX  GTE   38       Directory Assistance, per call after 3 call allownace     Usage  Yes     No         $0.30       N/A       $0.30

TX  GTE   38       Operator Referral                                         NRC    Yes     No        $11.20       N/A      $11.20

          38       DID Intercept
TX  GTE                Option 1 - 5 lines, up to 6 months                    NRC    Yes     No       $250.00       N/A     $250.00
TX  GTE                Option 2 - 5 lines, over 6 to 12 months               NRC    Yes     No       $450.00       N/A     $450.00

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --  -------                -------------------                        -------  -------  --------  ------   -------   ---------
          33       SINGLE LINE ISDN SERVICES
TX  GTE             Home Digital (ISDN) Single Line Service Access Line      MRC    Yes     Yes       $39.16     $5.34      $33.82
TX  GTE            B-Voice/CSD-per line                                      MRC    Yes     Yes        $2.30     $0.31       $1.99
TX  GTE            B-Packet, per channel                                     MRC    Yes     Yes      $100.00    $13.63      $86.37
TX  GTE            D-Packet, per channel                                     MRC    Yes     Yes        $3.50     $0.48       $3.02

                    Business Digital (ISDN) Singl Line Service Access Line   MRC    Yes     Yes       $39.16     $5.34      $33.82
TX  GTE            B-Voice/CSD, per line                                     MRC    Yes     Yes        $2.30     $0.31       $1.99
TX  GTE            B-Packet, per channel                                     MRC    Yes     Yes      $100.00    $13.63      $86.37
TX  GTE            D-Packet, per channel                                     MRC    Yes     Yes        $3.50     $0.48       $3.02

                   METRO SERVICE ADDER - BUSINESS
TX  GTE             (in addition to Sevice Access Line rates)
TX  GTE            Applicable to exchanges of Azle, Baytown, Carrollton,
                    Crosby, Garland,
TX  GTE            Grapevine, Highlands, Irving, Keller, Lewisville,
                    Plano, Rowlette,
TX  GTE            Stafford and Wylie - PER LINE                             MRC    Yes     Yes       $19.00     $2.59      $16.41

TX  GTE            Applicable to exchange of Dickinson, Kemah and League
                    City                                                     MRC    Yes     Yes        $7.00     $0.95       $6.05

                   METRO SERVICE ADDER - RESIDENCE
TX  GTE             (in addition to Service Access Line rates)
TX  GTE            Applicable to exchanges of Azle, Baytown, Carrollton,
                    Crosby, Garland,
TX  GTE            Grapevine, Highlands, Irving, Keller, Lewisville,
                    Plano, Rowlette,
TX  GTE            Stafford and Wylie - PER LINE                             MRC    Yes     Yes        $7.25     $0.00       $7.25

TX  GTE            Applicable to exchange of Dickinson, Kemah and League
                    City                                                     MRC    Yes     Yes        $3.50     $0.00       $3.50

                   EXTENDED METRO SERVICE (only in exchanges where EMS is
                   offered)  IN ADDITION TO SINGLE ACCESS AND METRO RATES
TX  GTE                   Business                                           MRC    Yes     Yes       $20.00     $2.73      $17.27
TX  GTE                   Residence                                          MRC     No     No        $20.00       N/A         N/A

          34       CentraNet
TX  GTE                Analog - Month to Month Contract - METRO EXCHANGES
TX  GTE                   2-25 lines - per line                              MRC    Yes     Yes       $33.00     $4.50      $28.50

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --  -------                -------------------                        ------- --------  --------  -------  -------   ---------
TX  GTE                   26 - 50 lines - per line                           MRC    Yes     Yes       $23.50     $3.20      $20.30
                       Analog - 12 Month Contract - METRO EXCHANGES                                   $ 0.00                   N/A
TX  GTE                   2 - 25 lines - per line                            MRC    Yes     Yes       $32.25     $4.40      $27.85
TX  GTE                   26 - 50 lines - per line                           MRC    Yes     Yes       $22.75     $3.10      $19.65
TX  GTE                   51 - 100 lines - per line                          MRC    Yes     Yes       $20.50     $2.79      $17.71
TX  GTE                   101 - 200 lines - per line                         MRC    Yes     Yes       $18.75     $2.56      $16.19
TX  GTE                   201 - 400 lines - per line                         MRC    Yes     Yes       $18.50     $2.52      $15.98
                       Analog - 36 Month Contract - METRO EXCHANGES                                              $0.00         N/A
TX  GTE                   2 - 25 lines - per line                            MRC    Yes     Yes       $32.00     $4.36      $27.64
TX  GTE                   26 - 50 lines - per line                           MRC    Yes     Yes       $22.25     $3.03      $19.22
TX  GTE                   51 - 100 lines - per line                          MRC    Yes     Yes       $20.25     $2.76      $17.49
TX  GTE                   101 - 200 lines - per line                         MRC    Yes     Yes       $18.50     $2.52      $15.98
TX  GTE                   201 - 400 lines - per line                         MRC    Yes     Yes       $18.00     $2.45      $15.55
                       Analog - 60 Month Contract - METRO EXCHANGES
TX  GTE                   2 - 25 lines - per line                            MRC    Yes     Yes       $31.75     $4.33      $27.42
TX  GTE                   26 - 50 lines - per line                           MRC    Yes     Yes       $22.00     $3.00      $19.00
TX  GTE                   51 - 100 lines - per line                          MRC    Yes     Yes       $19.75     $2.69      $17.06
TX  GTE                   101 - 200 lines - per line                         MRC    Yes     Yes       $18.25     $2.49      $15.76
TX  GTE                   201 - 400 lines - per line                         MRC    Yes     Yes       $17.50     $2.39      $15.11
                       Analog - Month to Month Contract - NONMETRO
                          EXCHANGES
TX  GTE                   2 - 25 lines - per line                            MRC    Yes     Yes       $25.00     $3.41      $21.59
TX  GTE                   26 - 50 lines - per line                           MRC    Yes     Yes       $17.50     $2.39      $15.11
                       Analog - 12 Month Contract - NONMETRO EXCHANGES
TX  GTE                   2 - 25 lines - per line                            MRC    Yes     Yes       $24.50     $3.34      $21.16
TX  GTE                   26 - 50 lines - per line                           MRC    Yes     Yes       $17.00     $2.32      $14.68
TX  GTE                   51 - 100 lines - per line                          MRC    Yes     Yes       $16.50     $2.25      $14.25
TX  GTE                   101 - 200 lines - per line                         MRC    Yes     Yes       $16.25     $2.21      $14.04
TX  GTE                   201 - 400 lines - per line                         MRC    Yes     Yes       $16.00     $2.18      $13.82
                       Analog - 36 Month Contract - NONMETRO EXCHANGES
TX  GTE                   2 - 25 lines - per line                            MRC    Yes     Yes       $24.25     $3.31      $20.94
TX  GTE                   26 - 50 lines - per line                           MRC    Yes     Yes       $16.75     $2.28      $14.47
TX  GTE                   51 - 100 lines - per line                          MRC    Yes     Yes       $16.25     $2.21      $14.04
TX  GTE                   101 - 200 lines - per line                         MRC    Yes     Yes       $16.00     $2.18      $13.82
TX  GTE                   201 - 400 lines - per line                         MRC    Yes     Yes       $15.75     $2.15      $13.60
                       Analog - 60 Month Contract - NONMETRO EXHCANGE

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --   ------                -------------------                        ------- --------  --------- ------- --------   ---------
TX  GTE                   2-25 lines - per line                              MRC    Yes     Yes       $24.00     $3.27      $20.73
TX  GTE                   26-50 lines - per line                             MRC    Yes     Yes       $16.50     $2.25      $14.25
TX  GTE                   51-100 lines - per line                            MRC    Yes     Yes       $16.00     $2.18      $13.82
TX  GTE                   100-200 lines - per line                           MRC    Yes     Yes       $15.75     $2.15      $13.60
TX  GTE                   201-400 lines - per line                           MRC    Yes     Yes       $15.50     $2.11      $13.39
                   Extended Metro Service (only in exchanges where EMS is
                     offered)
TX  GTE                2-400 Lines                                           MRC    Yes     Yes       $20.00     $2.73      $17.27

                   FEATURE PACKAGES
TX  GTE                1000 Feature Package - per line                       MRC    Yes     Yes        $2.75     $0.37       $2.38
TX  GTE                2000 Feature Package - per line                       MRC    Yes     Yes        $3.00     $0.41       $2.59
TX  GTE                3000 Feature Package - per line                       MRC    Yes     Yes        $3.50     $0.48       $3.02
TX  GTE            Maximum total charge per customer                         MRC    Yes     Yes      $400.00    $54.52     $345.48

                   DIGITAL CENTRANET (ISDN)
                   Month to Month Contract - NON METRO RATES
TX  GTE                   2 - 25 lines - per line                            MRC    Yes     Yes       $43.44     $5.92      $37.52
TX  GTE                   26 - 50 lines - per line                           MRC    Yes     Yes       $31.75     $4.33      $27.42
                          12, 24 & 36 Month Contracts - NON METRO RATES

TX  GTE                   2 - 25 lines - per month                           MRC    Yes     Yes       $43.44     $5.92      $37.52
TX  GTE                   26 - 50 lines - per month                          MRC    Yes     Yes       $31.75     $4.33      $27.42

TX  GTE                   51 - 100 lines - per month                         MRC    Yes     Yes       $31.34     $4.27      $27.07
TX  GTE                   101 - 200 lines - per month                        MRC    Yes     Yes       $31.43     $4.28      $27.15
TX  GTE                   201 - 300 lines - per month                        MRC    Yes     Yes       $31.06     $4.23      $26.83
                   EAS METRO RATES (adder to nonmetro rates in certain
                     exchanges)
                   Month to Month Contract
TX  GTE                   2 - 25 lines - per line                            MRC    Yes     Yes        $9.31     $1.27       $8.04
TX  GTE                   26 - 50 lines - per line                           MRC    Yes     Yes        $6.65     $0.91       $5.74
                          12, 24 & 36 Month Contract - EAS ADDER
TX  GTE                   2 - 25 lines - per line                            MRC    Yes     Yes        $9.31     $1.27       $8.04

TX  GTE                   26 - 50 lines - per line                           MRC    Yes     Yes        $6.65     $0.91       $5.74

TX  GTE                   51 - 100 lines - per line                          MRC    Yes     Yes        $4.66     $0.64       $4.02
TX  GTE                   101 - 200 lines - per line                         MRC    Yes     Yes        $3.33     $0.45       $2.88
TX  GTE                   201 - 400 lines - per line                         MRC    Yes     Yes        $3.33     $0.45       $2.88
                   Extended Metro Rates (In addition to nonmetro and EAS
                     Metro line rates)

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --   ------                -------------------                        ------- --------  --------  ------   -------    --------
                       Limited to exchanges where EMS is available
TX  GTE                2 - 400 lines - per line                              MRC    Yes     Yes       $20.00     $2.73      $17.27

                       Data Base Additions, Changes or Deletions
TX  GTE                   Major Software Change                              NRC    Yes     No       $100.00       N/A     $100.00
TX  GTE                   Routine Sfotware Change                            NRC    Yes     No        $50.00       N/A      $50.00
TX  GTE                   Minor Software Change                              NRC    Yes     No        $25.00       N/A      $25.00

TX  GTE                CCLASS Feature Pkg 2-25 lines                         MRC    Yes     Yes        $5.00     $0.68       $4.32
TX  GTE                                      26-50                           MRC    Yes     Yes        $4.50     $0.61       $3.89
TX  GTE                                      51+                             MRC    Yes     Yes        $4.00     $0.55       $3.45
TX  GTE                Call Tracing, per occurance                           NRC    Yes     No        $10.00       N/A      $10.00
TX  GTE                VIP Alert                                             MRC    Yes     Yes        $4.00     $0.55       $3.45
TX  GTE            Calling Number ID (analog only) 2 - 25 lines              MRC    Yes     Yes        $6.00     $0.82       $5.18
TX  GTE                                      26-50 lines                     MRC    Yes     Yes        $4.50     $0.61       $3.89
TX  GTE                                      51+ lines                       MRC    Yes     Yes        $2.00     $0.27       $1.73
                   Maximum total charge per customer CNID                    MRC    Yes     Yes      $200.00    $27.26     $172.74
                   CENTRANET Line Connect Charges for Month to Month
                    Contract
TX  GTE                Line Connection  2          Per line                  NRC    Yes     No        $18.00       N/A      $18.00
TX  GTE                                  3-5                                 NRC    Yes     No        $12.00       N/A      $12.00
TX  GTE                                  6-10                                NRC    Yes     No        $10.00       N/A      $10.00
TX  GTE                                  11-25                               NRC    Yes     No         $6.40       N/A       $6.40
TX  GTE                                  26-50                               NRC    Yes     No         $4.00       N/A       $4.00
TX  GTE                                  51-75                               NRC    Yes     No         $3.20       N/A       $3.20
TX  GTE                                  76-100                              NRC    Yes     No         $3.00       N/A       $3.00
TX  GTE                                  101-200                             NRC    Yes     No         $2.80       N/A       $2.80
TX  GTE                                  201-300                             NRC    Yes     No         $2.50       N/A       $2.50
TX  GTE                                  301-400                             NRC    Yes     No         $2.20       N/A       $2.20

                       Optional System Features
TX  GTE                   Automatic Route Selection, per hour                NRC    Yes     No        $50.00       N/A      $50.00
TX  GTE                   WATS Access                                        NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   800 Svc Access                                     NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Tie Facility Access                                NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   FX Access                                          NRC    Yes     No        $25.00       N/A      $25.00

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --  -------                -------------------                        ------- --------- -------- -------- --------    --------
TX  GTE                   Limited Auto Call Distribution                     NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Preferential Hunting                               NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Stop Hunt                                          NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Priority Queing                                    NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Authorization Codes, per group of 10               NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Terminal Make Busy                                 NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   EMS - Simulated Facility Group                     MRC    Yes     Yes        $5.00     $0.68       $4.32
TX  GTE                   EMS - Simulated Facility Group                     NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Paging/Public Access                               MRC    Yes     Yes       $30.00     $4.09      $25.91
TX  GTE                   Paging/Public Access                               NRC    Yes     No       $140.00       N/A     $140.00
TX  GTE                   Dictation Access                                   MRC    Yes     Yes       $30.00     $4.09      $25.91
TX  GTE                   Dictation Access                                   NRC    Yes     No       $140.00       N/A     $140.00
TX  GTE                   Code Calling Access                                MRC    Yes     Yes       $30.00     $4.09      $25.91
TX  GTE                   Code Calling Access                                NRC    Yes     No       $140.00       N/A     $140.00
TX  GTE                   Music On Hold                                      MRC    Yes     Yes       $10.00     $1.36       $8.64
TX  GTE                   Music On Hold                                      NRC    Yes     No        $50.00       N/A      $50.00
TX  GTE                   Recorded Announcement Custom                       MRC    Yes     Yes       $45.00     $6.13      $38.87
TX  GTE                   Recorded Announcement Custom                       NRC    Yes     No       $260.00       N/A     $260.00
TX  GTE                   Conference Call 8 Port                             MRC    Yes     Yes      $110.00    $14.99      $95.01
TX  GTE                   Conference Call 8 Port                             NRC    Yes     No       $160.00       N/A     $160.00
TX  GTE                   SMDR VIA Rev Acctg Office, per line                MRC    Yes     Yes        $0.30     $0.04       $0.26
TX  GTE            Addl Number - Analog                                      MRC    Yes     Yes        $2.00     $0.27       $1.73
TX  GTE            Addl Number - Digital                                     MRC    Yes     Yes        $2.00     $0.27       $1.73
TX  GTE            Feature Phone Interface                                   MRC    Yes     Yes        $5.00     $0.68       $4.32

                       Optional Attendant Features
TX  GTE                   Data Link Console Interface                        MRC    Yes     Yes       $90.00    $12.27      $77.73
TX  GTE                   Data Link Console Interface                        NRC    Yes     No       $210.00       N/A     $210.00
TX  GTE                   Multiple Listed Directory Number                   NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Pre Determined Night Number                        NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Universal Night Answer                             MRC    Yes     Yes       $10.00     $1.36       $8.64
TX  GTE                   Universal Night Answer                             NRC    Yes     No        $65.00       N/A      $65.00
TX  GTE                   Mixed Night Answer                                 MRC    Yes     Yes       $10.00     $1.36       $8.64
TX  GTE                   Mixed Night Answer                                 NRC    Yes     No        $65.00       N/A      $65.00
TX  GTE                   Additional Console Member                          MRC    Yes     Yes       $90.00    $12.27      $77.73

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --  -------                -------------------                        ------- --------- --------  ------   -------    --------
TX  GTE                   Additional Console Member                          NRC    Yes     No       $185.00       N/A     $185.00
TX  GTE                   Flexible Night Answer                              MRC    Yes     Yes       $10.00     $1.36       $8.64
TX  GTE                   Flexible Night Answer                              NRC    Yes     No        $65.00       N/A      $65.00
TX  GTE            DIGITAL (ISDN) CENTRANET
TX  GTE            B Channels - per line
TX  GTE                Voice Only                                            MRC    Yes     Yes        $2.12     $0.29       $1.83
TX  GTE                Voice/Circuit                                         MRC    Yes     Yes       $12.09     $1.65      $10.44
TX  GTE                Switched Data                                         NRC    Yes     No       $100.00       N/A     $100.00
TX  GTE
TX  GTE            D Channel - Per Channel                                                                                     N/A
TX  GTE                D Packet                                              MRC    Yes     Yes        $3.50     $0.48       $3.02

TX  GTE            Additional Directory Listings                             MRC    Yes     Yes        $1.10     $0.15       $0.95
TX  GTE            ISDN Multibutton Key System (MBKS)
TX  GTE                   Basic                                              MRC    Yes     Yes        $6.50     $0.89       $5.61
TX  GTE                   Deluxe                                             MRC    Yes     Yes        $8.50     $1.16       $7.34
TX  GTE            ISDN Attendant Features                                   MRC    Yes     Yes       $35.00     $4.77      $30.23
TX  GTE            Data Feature Packages
TX  GTE            X.25 Enhanced Package                                     MRC    Yes     Yes        $5.00     $0.68       $4.32
TX  GTE            Circuit Switched Data - 1000 Pkg                          MRC    Yes     Yes        $3.00     $0.41       $2.59
TX  GTE            Circuit Switched Data-2000 Pkg                            MRC    Yes     Yes        $5.00     $0.68       $4.32
TX  GTE            Data Closed User Group                                    MRC    Yes     Yes        $1.00     $0.14       $0.86
TX  GTE            Data Direct connect                                       MRC    Yes     Yes        $1.00     $0.14       $0.86

TX  GTE            ISDN Foreign Exchange Facility                            MRC    Yes     Yes       $72.19     $9.84      $62.35
TX  GTE            plus Interexchange Mileage- per mile                      MRC    Yes     Yes        $1.75     $0.24       $1.51

TX  GTE   34B          Customer Moves & Changes 2-100, Per system            MRC    Yes     Yes      $125.00    $17.04     $107.96
TX  GTE                Customer Moves & Changes 2-100, Per system            NRC    Yes     No       $150.00       N/A     $150.00
TX  GTE                                            101-200                   MRC    Yes     Yes      $165.00    $22.49     $142.51
TX  GTE                                            101-200                   NRC    Yes     No       $350.00       N/A     $350.00
TX  GTE                                            201-500                   MRC    Yes     Yes      $200.00    $27.26     $172.74
TX  GTE                                            201-500                   NRC    Yes     No       $700.00       N/A     $700.00
TX  GTE                                            501-1500                  MRC    Yes     Yes      $300.00    $40.89     $259.11

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --  -------                -------------------                        ------- --------  --------  ------  -------    ---------
TX  GTE                                            501-1500                  NRC    Yes     No     $1,850.00       N/A   $1,850.00
TX  GTE                                            1500 +                    MRC    Yes     Yes      $425.00    $57.93     $367.07
TX  GTE                                            1500 +                    NRC    Yes     No     $3,500.00       N/A   $3,500.00

          34C      Analog CentraNet Automatic Call Distribution/Mgt Info
                    System
TX  GTE                Basic Agent Feature Package, per ACD group            NRC    Yes     No        $50.00       N/A      $50.00
TX  GTE                Basic Agent Feature Package, per ACD line             MRC    Yes     Yes       $28.00     $3.82      $24.18
TX  GTE                Advanced Agent Feature Package, per ACD group         NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                Advanced Agent Feature Package, per ACD line          MRC    Yes     Yes        $5.00     $0.68       $4.32
TX  GTE                ACD on single line sets, per ACD line                 NRC    Yes     No        $10.00       N/A      $10.00
TX  GTE                ACD on single line sets, per ACD line                 MRC    Yes     Yes       $22.50     $3.07      $19.43
TX  GTE                Supervisor Feature Package, per ACD line              NRC    Yes     No        $10.00     $1.36       $8.64
TX  GTE                Supervisor Feature Package, per ACD line              MRC    Yes     Yes       $30.00     $4.09      $25.91
TX  GTE                Secondary Directory number                            MRC    Yes     Yes        $6.00     $0.82       $5.18
TX  GTE                MIS Data Stream Interface, per interface              NRC    Yes     No       $100.00       N/A     $100.00
TX  GTE                MIS Data Stream Interface, per interface              MRC    Yes     Yes      $100.00    $13.63      $86.37
TX  GTE                Additional Queue Slots, per system                    NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                Additional Queue Slots, per slot                      MRC    Yes     Yes        $2.50     $0.34       $2.16
TX  GTE                Supergroups                                           NRC    Yes     No        $50.00       N/A      $50.00
TX  GTE                Supergroups                                           MRC    Yes     Yes       $25.00     $3.41      $21.59
TX  GTE                Mileage Charge, per loop for each ACD line, per
                        1/4 MI                                               MRC    Yes     Yes        $1.16     $0.16       $1.00

                   DIGITAL ACD / MIS
                       Basic ACD and Feature Package
TX  GTE                   Per ACD Group-NonMetro                             NRC    Yes     No        $55.00       N/A      $55.00
TX  GTE                   Per ACD Group-Metro                                NRC    Yes     No        $55.00       N/A      $55.00
TX  GTE                   Per Non-Metro ACD Line                             MRC    Yes     Yes       $24.50     $3.34      $21.16
TX  GTE                   Per Metro ACD Line                                 MRC    Yes     Yes       $28.00     $3.82      $24.18
TX  GTE                   MI per local loop (line), per 1/4 MI               MRC    Yes     Yes        $1.16     $0.16       $1.00

                   Multipoint ACD
TX  GTE                   Per ACD Group-NonMetro                             NRC    Yes     No        $55.00       N/A      $55.00
TX  GTE                   Per ACD Group-Metro                                NRC    Yes     No        $55.00       N/A      $55.00
TX  GTE                   Per Non-Metro ACD Line                             MRC    Yes     Yes       $36.75     $5.01      $31.74

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --   ------                -------------------                        ------- --------  --------  -------  --------   --------
TX  GTE                   Per Metro ACD Line                                 MRC    Yes     Yes       $42.00     $5.72      $36.28

                      Additional Queue Slots
TX  GTE                   Per System                                         NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Per Slot                                           MRC    Yes     Yes        $2.50     $0.34       $2.16

TX  GTE                Call Prompts, per step                                NRC    Yes     No       $100.00       N/A     $100.00
TX  GTE                Call Prompts, per step                                MRC    Yes     Yes      $150.00    $20.45     $129.56

                       Call Vectoring
TX  GTE                   Per ACD Group                                      NRC    Yes     No        $40.00       N/A      $40.00
TX  GTE                   Per ACD Line                                       MRC    Yes     Yes        $6.00     $0.82       $5.18

TX  GTE                Direct Agent Access, per access number                MRC    Yes     Yes        $2.00     $0.27       $1.73

TX  GTE                MIS Data Link, per link                               NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                MIS Data Link, per link                               MRC    Yes     Yes       $80.00    $10.90      $69.10

          39       Coin Telephones / Customer Owned Pay Telephone Service
TX  GTE                COPT                                                  MRC    Yes     No        $22.10       N/A      $22.10
TX  GTE                COPT usage rate per call                             USAGE   Yes     No       $0.0270       N/A       $0.03
TX  GTE                Surogate                                              MRC    Yes     No        $11.50       N/A      $11.50
TX  GTE                Selective Class of Call Screening                     MRC    Yes     No         $3.00       N/A       $3.00
TX  GTE                Direct Dialed International Call Blocking             NRC    Yes     No        $10.00       N/A      $10.00
TX  GTE                Answer Supervision                                    MRC    Yes     No         $7.60       N/A       $7.60
TX  GTE                Coin Line                                             MRC    Yes     No        $29.70       N/A      $29.70

TX  GTE            9-1-1 / E9-1-1 Services
TX  GTE                9-1-1 Special Trunk                                   NRC    Yes     No        $89.29       N/A      $89.29
TX  GTE                9-1-1 Special Trunk                                   MRC    Yes     Yes       $15.51     $2.11      $13.40

          34A      MultiLocation CentraNet Service
                       Location Code Dialing Plan/Portable Extension Dial
                        Plan
TX  GTE                   Service Establishment 2-25 lines                   NRC    Yes     No       $125.00       N/A     $125.00
TX  GTE                                         26-50 lines                  NRC    Yes     No       $160.00       N/A     $160.00

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --   -----                 -------------------                         ----   --------  --------   ----     ----       ----
TX  GTE                                         51-100 lines                 NRC    Yes     No       $190.00       N/A     $190.00
TX  GTE                                         101-200 lines                NRC    Yes     No       $220.00       N/A     $220.00
TX  GTE                                         201-400 lines                NRC    Yes     No       $275.00       N/A     $275.00

TX  GTE                Month to Month contract 2-25 lines                    MRC    Yes     Yes       $25.00     $3.41      $21.59
TX  GTE                                         26-50 lines                  MRC    Yes     Yes       $35.00     $4.77      $30.23

TX  GTE                12 month contract  2-25 lines                         MRC    Yes     Yes       $20.00     $2.73      $17.27
TX  GTE                                   26-50 lines                        MRC    Yes     Yes       $30.00     $4.09      $25.91
TX  GTE                                   51-100 lines                       MRC    Yes     Yes       $50.00     $6.82      $43.19
TX  GTE                                   101-200 lines                      MRC    Yes     Yes       $75.00    $10.22      $64.78
TX  GTE                                   201-400 lines                      MRC    Yes     Yes      $130.00    $17.72     $112.28

TX  GTE                36 month contract  2-25 lines                         MRC    Yes     Yes       $15.00     $2.04      $12.96
TX  GTE                                   26-50 lines                        MRC    Yes     Yes       $25.00     $3.41      $21.59
TX  GTE                                   51-100 lines                       MRC    Yes     Yes       $45.00     $6.13      $38.87
TX  GTE                                   101-200 lines                      MRC    Yes     Yes       $70.00     $9.54      $60.46
TX  GTE                                   201-400 lines                      MRC    Yes     Yes      $125.00    $17.04     $107.96

TX  GTE                60 month contract  51-100 lines                       MRC    Yes     Yes       $40.00     $5.45      $34.55
TX  GTE                                   101-200 lines                      MRC    Yes     Yes       $65.00     $8.86      $56.14
TX  GTE                                   201-400 lines                      MRC    Yes     Yes      $120.00    $16.36     $103.64

TX  GTE                Additions or changes, per location                    NRC    Yes     No        $60.00       N/A      $60.00

TX  GTE                Addition or change to dialing plan, 1st 25 numbers    NRC    Yes     No        $50.00       N/A      $50.00
TX  GTE                                                    Ea Add'l number   NRC    Yes     No         $1.00       N/A       $1.00

                   Intercom Calling
TX  GTE                Month to Month contract 2-25 lines, per line          MRC    Yes     Yes        $3.00     $0.41       $2.59
TX  GTE                                         26-50 lines, per line        MRC    Yes     Yes        $2.75     $0.37       $2.38

TX  GTE                12 month contract  2-25 lines, per line               MRC    Yes     Yes        $2.75     $0.37       $2.38
TX  GTE                                   26-50 lines, per line              MRC    Yes     Yes        $2.50     $0.34       $2.16
TX  GTE                                   51-100 lines, per line             MRC    Yes     Yes        $2.25     $0.31       $1.94

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --   ------                -------------------                         ----   --------  --------   ----     ----       ----
TX  GTE                                   101-200 lines, per line            MRC    Yes     Yes        $2.00     $0.27       $1.73
TX  GTE                                   201-400 lines, per line            MRC    Yes     Yes        $1.75     $0.24       $1.51

TX  GTE                36 month contract  2-25 lines, per line               MRC    Yes     Yes        $2.50     $0.34       $2.16
TX  GTE                                   26-50 lines, per line              MRC    Yes     Yes        $2.25     $0.31       $1.94
TX  GTE                                   51-100 lines, per line             MRC    Yes     Yes        $2.00     $0.27       $1.73
TX  GTE                                   101-200 lines, per line            MRC    Yes     Yes        $1.75     $0.24       $1.51
TX  GTE                                   201-400 lines, per line            MRC    Yes     Yes        $1.50     $0.20       $1.30

TX  GTE                60 month contract  51-100 lines, per line             MRC    Yes     Yes        $1.75     $0.24       $1.51
TX  GTE                                    101-200 lines, per line           MRC    Yes     Yes        $1.50     $0.20       $1.30
TX  GTE                                    201-400 lines, per line           MRC    Yes     Yes        $1.25     $0.17       $1.08

          34A      Portable Extension Dialing Plan
                   Service Establishment (Per Business Group)
TX  GTE                                   2-25 lines, per line               NRC    Yes     No       $125.00       N/A     $125.00
TX  GTE                                   26-50 lines, per line              NRC    Yes     No       $160.00       N/A     $160.00
TX  GTE                                   51-100 lines, per line             NRC    Yes     No       $190.00       N/A     $190.00
TX  GTE                                   101-200 lines, per line            NRC    Yes     No       $220.00       N/A     $220.00
TX  GTE                                   201-400 lines, per line            NRC    Yes     No       $275.00       N/A     $275.00

TX  GTE                Month to Month contract 2-25 lines, per line          MRC    Yes     Yes       $25.00     $3.41      $21.59
TX  GTE                                         26-50 lines, per line        MRC    Yes     Yes       $35.00     $4.77      $30.23

TX  GTE                12 month contract  2-25 lines, per line               MRC    Yes     Yes       $20.00     $2.73      $17.27
TX  GTE                                   26-50 lines, per line              MRC    Yes     Yes       $30.00     $4.09      $25.91
TX  GTE                                   51-100 lines, per line             MRC    Yes     Yes       $50.00     $6.82      $43.19
TX  GTE                                   101-200 lines, per line            MRC    Yes     Yes       $75.00    $10.22      $64.78
TX  GTE                                   201-400 lines, per line            MRC    Yes     Yes      $130.00    $17.72     $112.28

TX  GTE                36 month contract  2-25 lines, per line               MRC    Yes     Yes       $15.00     $2.04      $12.96
TX  GTE                                   26-50 lines, per line              MRC    Yes     Yes       $25.00     $3.41      $21.59
TX  GTE                                   51-100 lines, per line             MRC    Yes     Yes       $45.00     $6.13      $38.87
TX  GTE                                   101-200 lines, per line            MRC    Yes     Yes       $70.00     $9.54      $60.46
TX  GTE                                   201-400 lines, per line            MRC    Yes     Yes      $125.00    $17.04     $107.96

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --   ------                -------------------                         ----   --------  --------   ----     ----       ----
TX  GTE                60 month contract  51-100 lines                       MRC    Yes     Yes       $40.00     $5.45      $34.55
TX  GTE                                    101-200 lines                     MRC    Yes     Yes       $65.00     $8.86      $56.14
TX  GTE                                    201-400 lines                     MRC    Yes     Yes      $120.00    $16.36     $103.64

TX  GTE                Additions or changes, per location                    NRC    Yes     No        $60.00       N/A      $60.00

TX  GTE                Additions or change to dialing plan, 1st 25 numbers   NRC    Yes     No        $50.00       N/A      $50.00
TX  GTE                                                    Ea add'l number   NRC    Yes     No         $1.00       N/A       $1.00

                       Basic ACD and Feature Package
TX  GTE                   Per ACD Group-NonMetro                             NRC    Yes     No        $55.00       N/A      $55.00
TX  GTE                   Per ACD Group-Metro                                NRC    Yes     No        $55.00     $7.50      $47.50
TX  GTE                   Per Non-Metro ACD Line                             MRC    Yes     Yes       $24.50     $3.34      $21.16
TX  GTE                   Per Metro ACD Line                                 MRC    Yes     Yes       $28.00     $3.82      $24.18
TX  GTE                   MI per local loop (line), per 1/4 MI               MRC    Yes     Yes        $1.16     $0.16       $1.00

                       Multipoint ACD
TX  GTE                   Per ACD Group-NonMetro                             NRC    Yes     No        $55.00       N/A      $55.00
TX  GTE                   Per ACD Group-Metro                                NRC    Yes     No        $55.00       N/A      $55.00
TX  GTE                   Per Non-Metro ACD Line                             MRC    Yes     Yes       $36.75     $5.01      $31.74
TX  GTE                   Per Metro ACD Line                                 MRC    Yes     Yes       $42.00     $5.72      $36.28

                       Additional Queue Slots
TX  GTE                   Per System                                         NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                   Per Slot                                           MRC    Yes     Yes        $2.50     $0.34       $2.16

TX  GTE                Call Prompts, per step                                NRC    Yes     No       $100.00       N/A     $100.00
TX  GTE                Call Prompts, per step                                MRC    Yes     Yes      $150.00    $20.45     $129.56

                       Call Vectoring
TX  GTE                   Per ACD Group                                      NRC    Yes     No        $40.00       N/A      $40.00
TX  GTE                   Per ACD Line                                       MRC    Yes     Yes        $6.00     $0.82       $5.18

TX  GTE                Direct Agent Access, per access number                MRC    Yes     Yes        $2.00     $0.27       $1.73

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                            BILLING  RESALE   DISCOUNT  RETAIL   AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                         TYPE   POSITION  POSITION   RATE     COST       RATE
--  --   ------                -------------------                         ----   --------  --------   ----     ----       ----
TX  GTE                MIS Data Link, per link                               NRC    Yes     No        $25.00       N/A      $25.00
TX  GTE                MIS Data Link, per link                               MRC    Yes     Yes       $80.00    $10.90      $69.10

          49       ISDN Primary Rate Interface

TX  GTE                PRI Access, per PRI Access A                          MRC    Yes     Yes      $350.00    $47.71     $302.30
TX  GTE                PRI Access, per PRI Access B                          MRC    Yes     Yes      $290.00    $39.53     $250.47

TX  GTE                PRI Facility                                          NRC    Yes     No       $300.00       N/A     $300.00
TX  GTE                PRI Facility                                          MRC    Yes     Yes      $200.00    $27.26     $172.74

                       B Channel Trunks
TX  GTE                   DID/DOD                                            MRC    Yes     Yes       $13.50     $1.84      $11.66
TX  GTE                   Usage Rates, per minute                           Usage   Yes     Yes        $0.03     $0.00       $0.03
TX  GTE                   OutWATS/800                                        MRC    Yes     Yes       $22.00     $3.00      $19.00
TX  GTE                   ISDN Interoffice TIE                               MRC    Yes     Yes        $1.00     $0.14       $0.86
TX  GTE                   Intermediary Customer Svcs                         MRC    Yes     Yes       $21.50     $2.93      $18.57

                       Optional Features
TX  GTE                   Universal Call by Call Trunk                       MRC    Yes     Yes       $22.50     $3.07      $19.43
TX  GTE                   D Channell Back up                                 MRC    Yes     Yes      $200.00    $27.26     $172.74

                       B Channel Database  Configuration
TX  GTE                   PRI Access, per A and/or B                         NRC    Yes     No        $65.00       N/A      $65.00
TX  GTE                   B Channel, per type                                NRC    Yes     No       $125.00       N/A     $125.00
TX  GTE                   D Channel back up                                  NRC    Yes     No        $65.00       N/A      $65.00

          49   Controlink Digital Channel Service (CDCS)
                   Service Ordering Charges
TX  GTE                Service Establishment Charge, per CDCS                NRC    Yes     No       $300.00       N/A     $300.00
TX  GTE                Service Change Charge, Per CDCS                       NRC    Yes     No       $115.00       N/A     $115.00

                   Digital Channel Capacity - 36 Month Term
TX  GTE                24 Channels                                           MRC    Yes     Yes      $340.00    $46.34     $293.66

                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                    24 Channels                               NRC      Yes         No          $250.00       N/A     $250.00
TX  GTE                    48 Channels                               MRC      Yes         Yes         $540.00    $73.60     $466.40
TX  GTE                    48 Channels                               NRC      Yes         No          $500.00       N/A     $500.00
TX  GTE                    72 Channels                               MRC      Yes         Yes         $740.00   $100.86     $639.14
TX  GTE                    72 Channels                               NRC      Yes         No          $750.00       N/A     $750.00
TX  GTE                    96 Channels                               MRC      Yes         Yes         $940.00   $128.12     $811.88
TX  GTE                    96 Channels                               NRC      Yes         No        $1,000.00       N/A   $1,000.00
TX  GTE                    120 Channels                              MRC      Yes         Yes       $1,140.00   $155.38     $984.62
TX  GTE                    120 Channels                              NRC      Yes         No        $1,250.00       N/A   $1,250.00
TX  GTE                    144 Channels                              MRC      Yes         Yes       $1,340.00   $182.64   $1,157.36
TX  GTE                    144 Channels                              NRC      Yes         No        $1,500.00       N/A   $1,500.00
TX  GTE                    192 Channels                              MRC      Yes         Yes       $1,740.00   $237.16   $1,502.84
TX  GTE                    192 Channels                              NRC      Yes         No        $2,000.00       N/A   $2,000.00
TX  GTE                    240 Channels                              MRC      Yes         Yes       $2,140.00   $291.68   $1,848.32
TX  GTE                    240 Channels                              NRC      Yes         No        $2,500.00       N/A   $2,500.00
TX  GTE                    672 Channels                              MRC      Yes         Yes       $4,950.00   $674.69   $4,275.32
TX  GTE                    672 Channels                              NRC      Yes         No        $7,000.00       N/A   $7,000.00
TX  GTE                    For increments not identified above,
                             24 channels                             MRC      Yes         Yes         $200.00    $27.26     $172.74
TX  GTE                    For increments not identified above,
                             24 channels                             NRC      Yes         No          $250.00       N/A     $250.00

                       Digital Channel Capacity-60 Month Term
TX  GTE                    24 Channels                               MRC      Yes         Yes         $320.00    $43.62     $276.38
TX  GTE                    24 Channels                               NRC      Yes         No          $250.00       N/A     $250.00
TX  GTE                    48 Channels                               MRC      Yes         Yes         $510.00    $69.51     $440.49
TX  GTE                    48 Channels                               NRC      Yes         No          $500.00       N/A     $500.00
TX  GTE                    72 Channels                               MRC      Yes         Yes         $700.00    $95.41     $604.59
TX  GTE                    72 Channels                               NRC      Yes         No          $750.00       N/A     $750.00
TX  GTE                    96 Channels                               MRC      Yes         Yes         $890.00   $121.31     $768.69
TX  GTE                    96 Channels                               NRC      Yes         No        $1,000.00       N/A   $1,000.00
TX  GTE                    120 Channels                              MRC      Yes         Yes       $1,080.00   $147.20     $932.80
TX  GTE                    120 Channels                              NRC      Yes         No        $1,250.00       N/A   $1,250.00
TX  GTE                    144 Channels                              MRC      Yes         Yes       $1,270.00   $173.10   $1,096.90
TX  GTE                    144 Channels                              NRC      Yes         No        $1,500.00       N/A   $1,500.00
TX  GTE                    192 Channels                              MRC      Yes         Yes       $1,650.00   $224.90   $1,425.11
TX  GTE                    192 Channels                              NRC      Yes         No        $2,000.00       N/A   $2,000.00


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                    240 Channels                              MRC      Yes         Yes       $2,030.00   $276.69   $1,753.31
TX  GTE                    240 Channels                              NRC      Yes         No        $2,500.00       N/A   $2,500.00
TX  GTE                    672 Channels                              MRC      Yes         Yes       $4,660.00   $635.16   $4,024.84
TX  GTE                    672 Channels                              NRC      Yes         No        $7,000.00       N/A   $7,000.00
TX  GTE                    For increments not identified
                             above, 24 channels                      MRC      Yes         Yes         $190.00    $25.90     $164.10
TX  GTE                    For increments not identified
                             above, 24 channels                      NRC      Yes         No          $250.00       N/A     $250.00

                       Digital Channel Capacity-84 Month
                         Term
TX  GTE                    24 Channels                               MRC      Yes         Yes         $300.00    $40.89     $259.11
TX  GTE                    24 Channels                               NRC      Yes         No          $250.00    $34.08     $215.93
TX  GTE                    48 Channels                               MRC      Yes         Yes         $480.00    $65.42     $414.58
TX  GTE                    48 Channels                               NRC      Yes         No          $500.00    $68.15     $431.85
TX  GTE                    72 Channels                               MRC      Yes         Yes         $660.00    $89.96     $570.04
TX  GTE                    72 Channels                               NRC      Yes         No          $750.00   $102.23     $647.78
TX  GTE                    96 Channels                               MRC      Yes         Yes         $840.00   $114.49     $725.51
TX  GTE                    96 Channels                               NRC      Yes         No        $1,000.00   $136.30     $863.70
TX  GTE                    120 Channels                              MRC      Yes         Yes       $1,020.00   $139.03     $880.97
TX  GTE                    120 Channels                              NRC      Yes         No        $1,250.00   $170.38   $1,079.63
TX  GTE                    144 Channels                              MRC      Yes         Yes       $1,200.00   $163.56   $1,036.44
TX  GTE                    144 Channels                              NRC      Yes         No        $1,500.00   $204.45   $1,295.55
TX  GTE                    192 Channels                              MRC      Yes         Yes       $1,560.00   $212.63   $1,347.37
TX  GTE                    192 Channels                              NRC      Yes         No        $2,000.00   $272.60   $1,727.40
TX  GTE                    240 Channels                              MRC      Yes         Yes       $1,920.00   $261.70   $1,658.30
TX  GTE                    240 Channels                              NRC      Yes         No        $2,500.00   $340.75   $2,159.25
TX  GTE                    672 Channels                              MRC      Yes         Yes       $4,370.00   $595.63   $3,774.37
TX  GTE                    672 Channels                              NRC      Yes         No        $7,000.00   $954.10   $6,045.90
TX  GTE                    For increments not identified
                             above, 24 channels-MRC                  MRC      Yes         Yes         $180.00    $24.53     $155.47
TX  GTE                                               NRC            NRC      Yes         No          $250.00    $34.08     $215.93

                        Digital Channel Cap-Month to Month
                          at end of contract
TX  GTE                    24 Channels                               MRC      Yes         Yes         $300.00    $40.89     $259.11
TX  GTE                    48 Channels                               MRC      Yes         Yes         $480.00    $65.42     $414.58
TX  GTE                    72 Channels                               MRC      Yes         Yes         $660.00    $89.96     $570.04


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                    96 Channels                               MRC      Yes         Yes         $840.00   $114.49     $725.51
TX  GTE                    120 Channels                              MRC      Yes         Yes       $1,020.00   $139.03     $880.97
TX  GTE                    144 Channels                              MRC      Yes         Yes       $1,200.00   $163.56   $1,036.44
TX  GTE                    192 Channels                              MRC      Yes         Yes       $1,560.00   $212.63   $1,347.37
TX  GTE                    240 Channels                              MRC      Yes         Yes       $1,920.00   $261.70   $1,658.30
TX  GTE                    672 Channels                              MRC      Yes         Yes       $4,370.00   $595.63   $3,774.37
TX  GTE                    For increments not identified
                             above, 24 channels                      MRC      Yes         Yes         $180.00    $24.53     $155.47

TX  GTE                Digital Channel Activation, per channel       MRC      Yes         Yes           $1.00     $0.14       $0.86
TX  GTE                    Per Network Service - Exch line/trunk
                           or CentraNet                              MRC      Yes         Yes          $15.00     $2.04      $12.96
TX  GTE                                    FX,OPX,Tie LN
                                             or PL                   MRC      Yes         Yes          $15.00     $2.04      $12.96
TX  GTE                                    DDS                       MRC      Yes         Yes          $25.00     $3.41      $21.59
TX  GTE                                    DS1                       MRC      Yes         Yes          $75.00    $10.22      $64.78
TX  GTE                                    Switched Data,
                                             per line                MRC      Yes         Yes          $10.00     $1.36       $8.64
TX  GTE                    Exch Line/Trunk, Local Calling
                             Scope                                   MRC      Yes         Yes          $10.00     $1.36       $8.64
TX  GTE                    Exch Line/Trunk Extended Metro
                             Svc                                     MRC      Yes         Yes         $117.00    $15.95     $101.05
TX  GTE                    Switched Data Svc - Usage, per
                             minute                                  Usage    Yes         Yes         $0.0300   $0.0041       $0.03

                       Customer Premises Channelization
TX  GTE                    24 channel increments, 36 Month           MRC      Yes         Yes         $130.00    $17.72     $112.28
TX  GTE                    24 channel increments, 60 month           MRC      Yes         Yes         $120.00    $16.36     $103.64
TX  GTE                    24 channel increments, 84 month           MRC      Yes         Yes         $110.00    $14.99      $95.01
TX  GTE                    24 channel increments, month to
                             month                                   MRC      Yes         Yes         $110.00    $14.99      $95.01

                       Customer Premises Service Activation
TX  GTE                    Exch line/Trunk or CentraNet              MRC      Yes         Yes           $5.00     $0.68       $4.32
TX  GTE                    FX,OPX, Tie Line or PL                    MRC      Yes         Yes           $6.00     $0.82       $5.18
TX  GTE                    DDS                                       MRC      Yes         Yes          $15.00     $2.04      $12.96
TX  GTE                    Switched Data                             MRC      Yes         Yes          $25.00     $3.41      $21.59

              50   Switched Data
                       Switched Data High Speed and Low Speed
                           Switched Data Access - Single Line,
                             Multiline
TX  GTE                       Low Speed, per line - NRC              NRC      Yes         No           $50.00       N/A      $50.00
TX  GTE                          Single Line                         MRC      Yes         Yes          $30.00     $4.09      $25.91


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                          Multiline 2-49 lines                MRC      Yes         Yes          $32.00     $4.36      $27.64
TX  GTE                                   50-100 lines               MRC      Yes         Yes          $30.00     $4.09      $25.91
TX  GTE                                   101 + lines                MRC      Yes         Yes          $28.00     $3.82      $24.18

TX  GTE                       High Speed, per line  NRC              NRC      Yes         No           $50.00       N/A      $50.00
TX  GTE                          Single Line                         MRC      Yes         Yes          $40.00     $5.45      $34.55
TX  GTE                          Multiline 2-49 lines                MRC      Yes         Yes          $42.00     $5.72      $36.28
TX  GTE                                   50-100 lines               MRC      Yes         Yes          $40.00     $5.45      $34.55
TX  GTE                                   101 + lines                MRC      Yes         Yes          $38.00     $5.18      $32.82

TX  GTE                       Add'l 1/4 MI charge per local
                                loop                                 MRC      Yes         Yes           $1.16     $0.16       $1.00

                       Switched Data Individual Line Loop
                         Extension
                           Extension Access
TX  GTE                       Single Line                            NRC      Yes         No           $50.00       N/A      $50.00
TX  GTE                       Single Line                            MRC      Yes         Yes          $50.00     $6.82      $43.19
TX  GTE                       Multiline                              NRC      Yes         No           $50.00       N/A      $50.00
TX  GTE                       Multiline                              MRC      Yes         Yes          $50.00     $6.82      $43.19
                           Extension Channel
TX  GTE                       Single Line                            NRC      Yes         No           $50.00       N/A      $50.00
TX  GTE                       Single Line                            MRC      Yes         Yes          $12.00     $1.64      $10.36
TX  GTE                       Multiline                              NRC      Yes         No           $50.00       N/A      $50.00
TX  GTE                       Multiline                              MRC      Yes         Yes          $15.00     $2.04      $12.96

                       Switched Data Channel Access
TX  GTE                    Channel Access (DS1)                      NRC      Yes         No          $300.00       N/A     $300.00
TX  GTE                    Channel Access (DS1)                      MRC      Yes         Yes         $200.00    $27.26     $172.74
TX  GTE                    CO Termination, per access
                             arrangement                             NRC      Yes         No          $120.00       N/A     $120.00
TX  GTE                    CO Termination, per access
                             arrangement                             MRC      Yes         Yes         $155.00    $21.13     $133.87
TX  GTE                    CO Channelization, single
                             line, per channel activated             MRC      Yes         Yes           $5.00     $0.68       $4.32
TX  GTE                    CO Channelization, multiline,
                             per channel activated                   MRC      Yes         Yes           $5.00     $0.68       $4.32
TX  GTE                    CO Channelization, multiline
                             with DID/DOD                            MRC      Yes         Yes           $5.00     $0.68       $4.32
TX  GTE                    Customer Premises Termination             NRC      Yes         No           $75.00    $10.22      $64.78
TX  GTE                    Customer Premises Termination             MRC      Yes         Yes          $90.00    $12.27      $77.73
TX  GTE                    Customer Premises Channelization          NRC      Yes         No           $21.00       N/A      $21.00


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   -----                 -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                    Customer Premises Channelization          MRC      Yes         Yes          $32.00     $4.36      $27.64

                       Optional Features, per line
TX  GTE                    Data Direct Connect                       MRC      Yes         Yes           $1.00     $0.14       $0.86
TX  GTE                    Data Closed User Group                    MRC      Yes         Yes           $1.00     $0.14       $0.86
                           Voice Option
TX  GTE                       Single Line Flat Extended Metro        MRC      Yes         Yes          $20.00     $2.73      $17.27
TX  GTE                       Single Line Flat Metro                 MRC      Yes         Yes           $9.00     $1.23       $7.77
TX  GTE                       Single Line Flat non-metro             MRC      Yes         Yes           $5.50     $0.75       $4.75
TX  GTE                       Single Line measured rate              MRC      Yes         Yes           $5.00     $0.68       $4.32
TX  GTE                       Multiline                              MRC      Yes         Yes           $1.25     $0.17       $1.08
TX  GTE                       Additional number                      MRC      Yes         Yes           $0.00                 $0.00

                       Optional Feature Packages
TX  GTE                    Data 1000, per line                       MRC      Yes         Yes           $3.00     $0.41       $2.59
TX  GTE                    Data 2000, per line                       MRC      Yes         Yes           $5.00     $0.68       $4.32

TX  GTE                Software Reconfiguration Charge, per
                         occurance                                   NRC      Yes         No           $12.75       N/A      $12.75

TX  GTE                Network Usage, per minute                     Usage    Yes         Yes         $0.0300   $0.0041       $0.03

                   SWB PRIVATE LINE TARIFF
                   IntraLATA Interexchange Private Lines
              2        Series 100
                           Local channel, ea per termination
                             Type 102
TX  GTE                       Initial1/4mi                           MRC      Yes         No            $3.70     $0.50       $3.20
TX  GTE                       Initial1/4mi                           NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                       Ea additional 1/4 mi                   MRC      Yes         No            $1.85     $0.25       $1.60
TX  GTE                    Interoffice channel, ea 1/4 mi            MRC      Yes         No            $3.35     $0.46       $2.89
                           IX Channel
TX  GTE                       0 to 200/4 mi ea1/4mi                  MRC      Yes         No            $3.70     $0.50        3.20
TX  GTE                       201/4 to 600/4 mi plus $2.00 for
                                ea 1/4 mi over 50 mi                 MRC      Yes         No          $740.00   $100.86     $639.14
TX  GTE                       IXC terminal ea required per
                                interexchange                        MRC      Yes         No            $7.00     $0.95       $6.05
                       Series 200


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
                           Local channel, ea per termination
                             on premises
                              Type 250
TX  GTE                          Half-duplex                         NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                             First 1/4 mi                     MRC      Yes         No            $9.75     $1.33       $8.42
TX  GTE                             Additional 1/4 mi                MRC      Yes         No            $4.55     $0.62       $3.93
TX  GTE                          Duplex                              NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                             First 1/4 mi                     MRC      Yes         No           $15.35     $2.09      $13.26
TX  GTE                             Additional 1/4 mi                MRC      Yes         No            $7.10     $0.97       $6.13
                              Type 251
TX  GTE                          Half-duplex                         NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                             First 1/4 mi                     MRC      Yes         No           $17.50     $2.39      $15.11
TX  GTE                             Additional 1/4 mi                MRC      Yes         No            $5.50     $0.75       $4.75
TX  GTE                          Duplex                              NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                             First 1/4 mi                     MRC      Yes         No           $24.75     $3.37      $21.38
TX  GTE                             Additional 1/4 mi                MRC      Yes         No            $7.80     $1.06       $6.74
                           Interoffice channel, ea 1/4 mi,
                             per channel
                              Type 250
TX  GTE                          Half-duplex                         MRC      Yes         No            $1.85     $0.25       $1.60
TX  GTE                          Duplex                              MRC      Yes         No            $1.85     $0.25       $1.60
                              Type 251
TX  GTE                          Half-duplex                         MRC      Yes         No            $2.15     $0.29       $1.86
TX  GTE                          Duplex                              MRC      Yes         No            $2.15     $0.29       $1.86
                           IX Channel
                              Type 250
TX  GTE                          0 to 200/4 mi, for ea 1/4 mi        MRC      Yes         No            $0.90     $0.12       $0.78
TX  GTE                          201/4 to 600/4 mi, plus
                                   $0.55 for ea
                                   1/4 mi over 50 mi                 MRC      Yes         No          $180.00    $24.53     $155.47
                              Type 251
TX  GTE                          0 to 200/4 mi, for ea 1/4 mi        MRC      Yes         No            $1.20     $0.16       $1.04
TX  GTE                          201/4 to 600/4 mi, plus $0.55
                                   ea 1/4 mi over 50 mi              MRC      Yes         No          $240.00    $32.71     $207.29
                           IXC terminal
                              Type 250
TX  GTE                          Half-duplex                         MRC      Yes         No            $9.40     $1.28       $8.12
TX  GTE                          Duplex                              MRC      Yes         No            $9.00     $1.23       $7.77
                              Type 251
TX  GTE                          Half-duplex                         MRC      Yes         No           $22.20     $3.03      $19.17


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                          Duplex                              MRC      Yes         No           $21.65     $2.95      $18.70

                       Series 300 and 400
TX  GTE                    Local Channel, ea, per termination
                             on a premises
TX  GTE                       Type 314B                              NRC      Yes         No          $174.60       N/A     $174.60
TX  GTE                          First 1/4 mi                        MRC      Yes         No           $29.85     $4.07      $25.78
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $9.25     $1.26       $7.99
TX  GTE                       Type 314C                              NRC      Yes         No          $174.60       N/A     $174.60
TX  GTE                       Type 317A                              NRC      Yes         No          $174.60       N/A     $174.60
TX  GTE                          First 1/4 mi                        MRC      Yes         No           $10.20     $1.39       $8.81
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $5.10     $0.70       $4.40
TX  GTE                       Type 317B                              NRC      Yes         No          $174.60       N/A     $174.60
TX  GTE                          First 1/4 mi                        MRC      Yes         No           $10.20     $1.39       $8.81
TX  GTE                          Additional 1/4mi                    MRC      Yes         No            $5.10     $0.70       $4.40
TX  GTE                       Type 322                               NRC      Yes         No          $174.60       N/A     $174.60
TX  GTE                          First 1/4 mi                        MRC      Yes         No           $34.25     $4.67      $29.58
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No           $14.40     $1.96      $12.44
TX  GTE                       Type 342                               NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                          First 1/4 mi                        MRC      Yes         No            $8.95     $1.22       $7.73
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $3.90     $0.53       $3.37
TX  GTE                       Type 343                               NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                          First 1/4 mi                        MRC      Yes         No           $25.25     $3.44      $21.81
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $7.80     $1.06       $6.74
TX  GTE                       Type 420                               NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                          First 1/4 mi                        MRC      Yes         No           $17.10     $2.33      $14.77
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $7.35     $1.00       $6.35
TX  GTE                       Type 422                               NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                          First 1/4 mi                        MRC      Yes         No           $17.10     $2.33      $14.77
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $7.35     $1.00       $6.35
TX  GTE                       Type 423                               NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                          First 1/4 mi                        MRC      Yes         No            $7.00     $0.95       $6.05
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $3.60     $0.49       $3.11
TX  GTE                       Type 424                               NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                          First 1/4 mi                        MRC      Yes         No           $13.75     $1.87      $11.88
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $7.90     $1.08       $6.82


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                       Type 425                               NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                          First 1/4 mi                        MRC      Yes         No           $12.40     $1.69      $10.71
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $7.80     $1.06       $6.74
TX  GTE                       Type 428                               NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                          First 1/4 mi                        MRC      Yes         No            $8.90     $1.21       $7.69
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $3.90     $0.53       $3.37
TX  GTE                       Type 435                               NRC      Yes         No           $87.30       N/A      $87.30
TX  GTE                          First 1/4 mi                        MRC      Yes         No           $18.35     $2.50      $15.85
TX  GTE                          Additional 1/4 mi                   MRC      Yes         No            $7.80     $1.06       $6.74
TX  GTE                     Interoffice channel, ea 1/4 mi per
                              channel                                MRC      Yes         No            $2.85     $0.39       $2.46
                           Bridging charge (multipoint service)
TX  GTE                     Interoffice channel bridged              MRC      Yes         No           $10.85     $1.48       $9.37
TX  GTE                     IX channel bridged                       MRC      Yes         No           $11.70     $1.59      $10.11
                           IX channel
                              Schedule 2
TX  GTE                          0 to 200/4 mi for ea 1/4 mi         MRC      Yes         No            $1.45     $0.20       $1.25
TX  GTE                          201/4 to 600/4 plus $0.95 ea
                                   1/4 mi over 200/4 mi              MRC      Yes         No          $290.00    $39.53     $250.47
                              Schedule 3
TX  GTE                          0 to 200/4 mi for ea 1/4 mi         MRC      Yes         No            $1.75     $0.24       $1.51
TX  GTE                          201/4 to 600/4 plus $1.20 ea
                                   1/4 mi over 200/4 mi              MRC      Yes         No          $350.00    $47.71     $302.30
                           IXC terminal
TX  GTE                       Type 314B                              MRC      Yes         No            $7.80     $1.06       $6.74
TX  GTE                       Type 314C                              MRC      Yes         No           $50.15     $6.84      $43.31
TX  GTE                       Type 317A                              MRC      Yes         No           $18.20     $2.48      $15.72
TX  GTE                       Type 317B                              MRC      Yes         No           $18.20     $2.48      $15.72
TX  GTE                       Type 322                               MRC      Yes         No           $57.70     $7.86      $49.84
TX  GTE                       Type 342                               MRC      Yes         No            $2.25     $0.31       $1.94
TX  GTE                       Type 343                               MRC      Yes         No            $5.60     $0.76       $4.84
TX  GTE                       Type 420                               MRC      Yes         No            $3.70     $0.50       $3.20
TX  GTE                       Type 422                               MRC      Yes         No            $3.70     $0.50       $3.20
TX  GTE                       Type 423                               MRC      Yes         No            $4.65     $0.63       $4.02
TX  GTE                       Type 424                               MRC      Yes         No            $6.60     $0.90       $5.70
TX  GTE                       Type 425                               MRC      Yes         No            $4.20     $0.57       $3.63
TX  GTE                       Type 428                               MRC      Yes         No            $6.50     $0.89       $5.61
TX  GTE                       Type 435                               MRC      Yes         No            $2.65     $0.36       $2.29


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                FX Local Channel (ea)                         NRC      Yes         No          $186.00       N/A     $186.00
TX  GTE                FX Local Channel (ea)                         MRC      Yes         No           $12.00     $1.64      $10.36
TX  GTE                FX Point of Termination                       NRC      Yes         No          $174.00       N/A     $174.00
TX  GTE                FX Point of Termination                       MRC      Yes         No            $0.00                 $0.00
TX  GTE                FX Local Exchange Usage
TX  GTE                Per Minute                                    USAGE    Yes         No          $0.0210   $0.0029       $0.02
                           Conditioning options
                              Type C1
TX  GTE                          Two-point not arranged for
                                   switching, per sta                MRC      Yes         No           $10.15     $1.38       $8.77
TX  GTE                          Two-point not arranged for
                                   switching, per sta                NRC      Yes         No           $72.75       N/A      $72.75
TX  GTE                          Two-point arranged for
                                   switching chnnel, per sta         MRC      Yes         No           $18.35     $2.50      $15.85
TX  GTE                          Two-point arranged for
                                   switching chnnel, per sta         NRC      Yes         No           $72.75       N/A      $72.75
TX  GTE                          Multipoint channel, per sta         MRC      Yes         No           $20.30     $2.77      $17.53
TX  GTE                          Multipoint channel, per sta         NRC      Yes         No           $72.75       N/A      $72.75
                              Type C2
TX  GTE                          Two-point not arranged for
                                   switching, per sta                MRC      Yes         No           $40.50     $5.52      $34.98
TX  GTE                          Two-point not arranged for
                                   switching, per sta                NRC      Yes         No           $90.95       N/A      $90.95
TX  GTE                          Two-point arranged for
                                   switching, per sta                MRC      Yes         No           $60.85     $8.29      $52.56
TX  GTE                          Two-point arranged for
                                   switching, per sta                NRC      Yes         No           $90.95       N/A      $90.95
TX  GTE                          Multipoint channel, per sta         MRC      Yes         No           $60.85     $8.29      $52.56
TX  GTE                          Multipoint channel, per sta         NRC      Yes         No           $90.95       N/A      $90.95
                              Type C4
TX  GTE                          Two-point channel, per sta          MRC      Yes         No           $70.95     $9.67      $61.28
TX  GTE                          Two-point channel, per sta          NRC      Yes         No          $123.65       N/A     $123.65
TX  GTE                          Three-point channel, per sta        MRC      Yes         No           $91.20    $12.43      $78.77
TX  GTE                          Three-point channel, per sta        NRC      Yes         No          $123.65       N/A     $123.65
                              Type C5
TX  GTE                          On two-point channel not
                                   arranged  for switching           MRC      Yes         No          $101.35    $13.81      $87.54
TX  GTE                          On two-point channel not
                                   arranged for switching            NRC      Yes         No          $123.65       N/A     $123.65
                              Type D1   {2}
TX  GTE                          Two-point channel not arranged
                                   for switching                     MRC      Yes         No           $12.15     $1.66      $10.49
TX  GTE                          Two-point channel not arranged
                                   for switching                     NRC      Yes         No           $90.95       N/A      $90.95
                           Signaling
                              IX
TX  GTE                          Manual                              MRC      Yes         No           $35.85     $4.89      $30.96


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                          Manual                              NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                          Automatic                           MRC      Yes         No           $37.85     $5.16      $32.69
TX  GTE                          Automatic                           NRC      Yes         No           $58.20       N/A      $58.20
                                 E & M Type
TX  GTE                             Type 420 {2}                     MRC      Yes         No           $28.10     $3.83      $24.27
TX  GTE                             Type 420 {2}                     NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 422 {2}                     MRC      Yes         No           $39.35     $5.36      $33.99
TX  GTE                             Type 422 {2}                     NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 423 {2}                     MRC      Yes         No           $29.25     $3.99      $25.26
TX  GTE                             Type 423 {2}                     NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 424                         MRC      Yes         No           $13.55     $1.85      $11.70
TX  GTE                             Type 424                         NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 425 {2}                     MRC      Yes         No           $38.55     $5.25      $33.30
TX  GTE                             Type 425 {2}                     NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 428 {2}                     MRC      Yes         No           $28.80     $3.93      $24.87
TX  GTE                             Type 428 {2}                     NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 435 {2}                     MRC      Yes         No           $31.55     $4.30      $27.25
TX  GTE                             Type 435 {2}                     NRC      Yes         No           $58.20       N/A      $58.20
                                 Loop signaling capable of 900
                                   ohms or more
TX  GTE                             Type 420                         MRC      Yes         No           $46.00     $6.27      $39.73
TX  GTE                             Type 420                         NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 422                         MRC      Yes         No           $46.00     $6.27      $39.73
TX  GTE                             Type 422                         NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 423                         MRC      Yes         No           $48.30     $6.58      $41.72
TX  GTE                             Type 423                         NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 435                         MRC      Yes         No           $46.00     $6.27      $39.73
TX  GTE                             Type 435                         NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                          Loop signaling capable of less
                                   than 900 ohms
TX  GTE                             Type 420                         MRC      Yes         No           $47.95     $6.54      $41.41
TX  GTE                             Type 420                         NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 422                         MRC      Yes         No           $47.95     $6.54      $41.41
TX  GTE                             Type 422                         NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 423                         MRC      Yes         No           $49.90     $6.80      $43.10
TX  GTE                             Type 423                         NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type 435                         MRC      Yes         No           $47.95     $6.54      $41.41


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                             Type 435                         NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                          Loop signaling Type 428
TX  GTE                             Type A, 0-199 ohms               MRC      Yes         No           $10.60     $1.44       $9.16
TX  GTE                             Type A, 0-199 ohms               NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type B, 200-899 ohms             MRC      Yes         No           $10.60     $1.44       $9.16
TX  GTE                             Type B, 200-899 ohms             NRC      Yes         No           $58.20       N/A      $58.20
TX  GTE                             Type C, 900 ohms or more         MRC      Yes         No           $10.60     $1.44       $9.16
TX  GTE                             Type C, 900 ohms or more         NRC      Yes         No           $58.20       N/A      $58.20

                   INTRALATA/INTEREXCHANGE TARIFF
           4A
                       DS1 LOCAL LOOP (DS1 LL)
TX  GTE                    First DS1 Month/Month                     MRC      Yes         Yes         $298.00    $40.62     $257.38
TX  GTE                    First DS1                                 NRC      Yes         No          $800.00       N/A     $800.00
TX  GTE                    Public Service                            MRC      Yes         Yes         $253.30    $34.52     $218.78
TX  GTE                    12 Month Contract                         MRC      Yes         Yes         $283.00    $38.57     $244.43
TX  GTE                    36 Month Contract                         MRC      Yes         Yes         $255.00    $34.76     $220.24
TX  GTE                    60 Month Contract                         MRC      Yes         Yes         $226.00    $30.80     $195.20
                           Additional DS1 (Ea.) (Available
                             with all First DS1
TX  GTE                    offerings)                                MRC      Yes         Yes         $145.00    $19.76     $125.24
TX  GTE                    Add'l DS1                                 NRC      Yes         No          $150.00       N/A     $150.00
TX  GTE                    Public Service                            MRC      Yes         Yes         $253.30    $34.52     $218.78

                           DS1 Transport
TX  GTE                       Per Airline Mile                       MRC      Yes         Yes          $16.00     $2.18      $13.82
TX  GTE                       Public Service                         MRC      Yes         Yes           $0.00                 $0.00

                           DS1 Transport Termination
TX  GTE                       Per Termination                        MRC      Yes         Yes          $40.00     $5.45      $34.55
                                 Public Service                                                                     N/A
TX  GTE                             Per Termination                  MRC      Yes         Yes          $29.60     $4.03      $25.57
                                                                                                                    N/A
                       FRACTIONAL T1
           4A              Month-to-Month
TX  GTE                       2 x 56/64 kbps                         MRC      Yes         Yes         $103.78    $14.15      $89.63


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                       2 x 56/64 kbps                         NRC      Yes         No          $400.00       N/A     $400.00
TX  GTE                       4 x 56/64 kbps                         MRC      Yes         Yes         $111.59    $15.21      $96.38
TX  GTE                       4 x 56/64 kbps                         NRC      Yes         No          $400.00       N/A     $400.00
TX  GTE                       6 x 56/64 kbps                         MRC      Yes         Yes         $119.39    $16.27     $103.12
TX  GTE                       6 x 56/64 kbps                         NRC      Yes         No          $400.00       N/A     $400.00

                            12-Month Contract
TX  GTE                       2 x 56/64 kbps                         MRC      Yes         Yes         $100.00    $13.63      $86.37
TX  GTE                       4 x 56/64 kbps                         MRC      Yes         Yes         $110.00    $14.99      $95.01
TX  GTE                       6 x 56/64 kbps                         MRC      Yes         Yes         $119.00    $16.22     $102.78
                            36-Month Contract
TX  GTE                       2 x 56/64 kbps                         MRC      Yes         Yes          $90.00    $12.27      $77.73
TX  GTE                       4 x 56/64 kbps                         MRC      Yes         Yes          $99.00    $13.49      $85.51
TX  GTE                       6 x 56/64 kbps                         MRC      Yes         Yes         $107.10    $14.60      $92.50
                            60-Month Contract
TX  GTE                       2 x 56/64 kbps                         MRC      Yes         Yes          $80.00    $10.90      $69.10
TX  GTE                       4 x 56/64 kbps                         MRC      Yes         Yes          $88.00    $11.99      $76.01
TX  GTE                       6 x 56/64 kbps                         MRC      Yes         Yes          $95.20    $12.98      $82.22
                           Fractional T1 Transport (per
                             airline mile)
TX  GTE                       2 x 56/64 kbps                         MRC      Yes         Yes           $5.50     $0.75       $4.75
TX  GTE                       4 x 56/64 kbps                         MRC      Yes         Yes           $6.50     $0.89       $5.61
TX  GTE                       6 x 56/64 kbps                         MRC      Yes         Yes           $7.50     $1.02       $6.48
                           Fractional T1 Transport Term (per
                             airline mile)
TX  GTE                       2 x 56/64 kbps                         MRC      Yes         Yes          $12.00     $1.64      $10.36
TX  GTE                       4 x 56/64 kbps                         MRC      Yes         Yes          $18.00     $2.45      $15.55
TX  GTE                       6 x 56/64 kbps                         MRC      Yes         Yes          $24.00     $3.27      $20.73

           4B          FIBERCONNECT
                           Local Loop (Electrical Interface)
TX  GTE                       Month-to-Month                         MRC      Yes         Yes       $1,200.00   $163.56   $1,036.44
TX  GTE                       Month-to-Month                         NRC      Yes         No        $3,500.00       N/A   $3,500.00
TX  GTE                          12 Month                            MRC      Yes         Yes       $1,125.00   $153.34     $971.66
TX  GTE                          12 Month                            NRC      Yes         No        $1,000.00       N/A   $1,000.00
TX  GTE                          36 Month                            MRC      Yes         Yes         $800.00   $109.04     $690.96
TX  GTE                          36 Month                            NRC      Yes         No        $1,000.00       N/A   $1,000.00


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                          60 Month                            MRC      Yes         Yes         $700.00    $95.41     $604.59
TX  GTE                          60 Month                            NRC      Yes         No        $1,000.00       N/A   $1,000.00

                           FiberConnect Local Loop (Optical
                             Interface)

TX  GTE                    Month-to-Month                            MRC      Yes         Yes       $1,050.00   $143.12     $906.89
TX  GTE                    Month-to-Month                            NRC      Yes         No        $3,500.00       N/A   $3,500.00
TX  GTE                       12 Month                               MRC      Yes         Yes         $900.00   $122.67     $777.33
TX  GTE                       12 Month                               NRC      Yes         No        $1,000.00       N/A   $1,000.00
TX  GTE                       36 Month                               MRC      Yes         Yes         $600.00    $81.78     $518.22
TX  GTE                       36 Month                               NRC      Yes         No        $1,000.00       N/A   $1,000.00
TX  GTE                       60 Month                               MRC      Yes         Yes         $525.00    $71.56     $453.44
TX  GTE                       60 Month                               NRC      Yes         No        $1,000.00       N/A   $1,000.00

            5          DIGITAL DATA SERVICE

                           DDS Local Loop (DDS LL)

TX  GTE                       2.4 KBPS                               MRC      Yes         Yes          $85.00    $11.59      $73.41
TX  GTE                       2.4 KBPS                               NRC      Yes         No          $250.00       N/A     $250.00
TX  GTE                       4.8 KBPS                               MRC      Yes         Yes          $85.00    $11.59      $73.41
TX  GTE                       4.8 KBPS                               NRC      Yes         No          $250.00       N/A     $250.00
TX  GTE                       9.6 KBPS                               MRC      Yes         Yes          $85.00    $11.59      $73.41
TX  GTE                       9.6 KBPS                               NRC      Yes         No          $250.00       N/A     $250.00
TX  GTE                       19.2 KBPS                              MRC      Yes         Yes          $85.00    $11.59      $73.41
TX  GTE                       19.2 KBPS                              NRC      Yes         No          $250.00       N/A     $250.00
TX  GTE                       56 KBPS                                MRC      Yes         Yes          $95.00    $12.95      $82.05
TX  GTE                       56 KBPS                                NRC      Yes         No          $250.00       N/A     $250.00

                           DDS Transport (Per Airline Mile)

TX  GTE                       2.4 KBPS                               MRC      Yes         Yes           $1.60     $0.22       $1.38
                              2.4 KBPS                               NRC      Yes         No            $0.00                 $0.00
TX  GTE                       4.8 KBPS                               MRC      Yes         Yes           $1.60     $0.22       $1.38
                              4.8 KBPS                               NRC      Yes         No            $0.00                 $0.00


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                       9.6 KBPS                               MRC      Yes         Yes           $1.60     $0.22       $1.38
                              9.6 KBPS                               NRC      Yes         No            $0.00                 $0.00
TX  GTE                       19.2 KBPS                              MRC      Yes         Yes           $1.60     $0.22       $1.38
                              19.2 KBPS                              NRC      Yes         No            $0.00                 $0.00
TX  GTE                       56 KBPS                                MRC      Yes         Yes           $3.20     $0.44       $2.76
                              56 KBPS                                NRC      Yes         No            $0.00                 $0.00

TX  GTE                    DDS Transport Termination (per
                             Termination)                            MRC      Yes         Yes          $20.00     $2.73      $17.27

            6          PACKET SWITCHING NETWORK SERVICE

                           Usage - Transactional Plan
TX  GTE                       Each 15-second or shorter
                                transaction                          USAGE     Yes         Yes        $0.0100   $0.0014     $0.0086
TX  GTE                       Each 15-second or shorter
                                overtime transaction                 USAGE     Yes         Yes        $0.0100   $0.0014     $0.0086

                           Usage - Basic Plan
                              Day Rates
TX  GTE                          (1) Per minute or portion
                                     thereof                         USAGE     Yes         Yes        $0.0150   $0.0020     $0.0130
TX  GTE                          (2) Per kilosegment                 USAGE     Yes         Yes        $0.3000   $0.0409     $0.2591
                              Night/Holiday Rates
TX  GTE                          (1) Per minute or portion
                                     thereof                         USAGE     Yes         Yes        $0.0050   $0.0007     $0.0043
TX  GTE                          (2) Per kilosegment                 USAGE     Yes         Yes        $0.2000   $0.0273     $0.1727

                           Usage - High Volume Plan
                              Day Rates
TX  GTE                          Per minute or portion thereof       USAGE     Yes         Yes        $0.0150   $0.0020     $0.0130
                                 Per kilosegment
TX  GTE                             (a) 0001 to 2000 kilosegments    USAGE     Yes         Yes        $0.3000   $0.0409     $0.2591
TX  GTE                             (b) 2001 to 4000 kilosegments    USAGE     Yes         Yes        $0.2700   $0.0368     $0.2332
TX  GTE                             (c) 4001 to 6000 kilosegments    USAGE     Yes         Yes        $0.2300   $0.0313     $0.1987
TX  GTE                             (d) More than 6000
                                        kilosegments                 USAGE     Yes         Yes        $0.1800   $0.0245     $0.1555
                              Night/Holiday Rates
TX  GTE                          Per minute or portion thereof       USAGE     Yes         Yes        $0.0050   $0.0007     $0.0043
                                 Per kilosegment
TX  GTE                             (a) 0001 to 2000 kilosegments    USAGE     Yes         Yes        $0.3000   $0.0409     $0.2591


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                   RESALE PRODUCTS & SERVICES STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                             (b) 2001 to 4000 kilosegments    USAGE     Yes         Yes         $0.2700   $0.0368     $0.2332
TX  GTE                             (c) 4001 to 6000 kilosegments    USAGE     Yes         Yes         $0.2300   $0.0313     $0.1987
TX  GTE                             (d) More than 6000 kilosegments  USAGE     Yes         Yes         $0.1800   $0.0245     $0.1555

                           Usage Basic Permanent Virtual Circuit
                             Plan Per Kilosegment
TX  GTE                       Day Rates                              USAGE     Yes         Yes         $0.6000   $0.0818     $0.5182
TX  GTE                       Night/Holiday Rates                    USAGE     Yes         Yes         $0.4000   $0.0545     $0.3455
                           Usage - High Volume Premanent Virtual
                             Circuit Plan
                              Per kilosegment
TX  GTE                          (a) 0001 to 2000 kilosegments       USAGE     Yes         Yes         $0.6000   $0.0818     $0.5182
TX  GTE                          (b) 2001 to 4000 kilosegments       USAGE     Yes         Yes         $0.5000   $0.0682     $0.4319
TX  GTE                          (c) 4001 to 6000 kilosegments       USAGE     Yes         Yes         $0.4000   $0.0545     $0.3455
TX  GTE                          (d) More than 6000 kilosegments     USAGE     Yes         Yes         $0.3000   $0.0409     $0.2591

                           Call Detail
                              Per Month
TX  GTE                          1 to 49 lines                       MRC       Yes         Yes         $25.00     $3.41      $21.59
TX  GTE                          More than 49 lines                  MRC       Yes         Yes         $50.00     $6.82      $43.19

                           Fast Select
TX  GTE                       Per Virtual Connection                 USAGE     Yes         Yes         $0.0010   $0.0001     $0.0009

                           Priority
TX  GTE                       Per kilosegment                        USAGE     Yes         Yes         $0.3500   $0.0477     $0.3023

                           Dedicated Access
TX  GTE                       1.2 kbps                               MRC       Yes         Yes         $35.00     $4.77      $30.23
TX  GTE                       1.2 kbps                               NRC       Yes          No         $120.00       N/A     $120.00
TX  GTE                       2.4 kbps                               MRC       Yes         Yes         $35.00     $4.77      $30.23
TX  GTE                       2.4 kbps                               NRC       Yes          No         $120.00       N/A     $120.00
TX  GTE                       4.8 kbps                               MRC       Yes         Yes         $35.00     $4.77      $30.23
TX  GTE                       4.8 kbps                               NRC       Yes          No         $120.00       N/A     $120.00
TX  GTE                       9.6 kbps                               MRC       Yes         Yes         $35.00     $4.77      $30.23
TX  GTE                       9.6 kbps                               NRC       Yes          No         $120.00       N/A     $120.00


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                       56/64 kbps                             MRC      Yes         Yes          $35.00     $4.77      $30.23
TX  GTE                       56/64 kbps                             NRC      Yes         No          $120.00       N/A     $120.00


            7          MEGACONNECT SERVICE

                           SMDS Connection
TX  GTE                       SMDS Access (DSO-56 kbps), per port    MRC      Yes         Yes         $105.00    $14.31      $90.69
TX  GTE                       SMDS Access (DSO-56 kbps), per port    NRC      Yes         No           $95.00       N/A      $95.00
TX  GTE                       SMDS Access (DS1 - 1.17 kbps), per
                                port                                 MRC      Yes         Yes         $400.00    $54.52     $345.48
TX  GTE                       SMDS Access (DS1 - 1.17 kbps),
                                per port                             NRC      Yes         No           $25.00       N/A      $25.00
TX  GTE                       SMDS Access Class 1 (DS3 -4 kbps),
                                per port                             MRC      Yes         Yes       $2,000.00   $272.60   $1,727.40
TX  GTE                       SMDS Access Class 1 (DS3 -4 kbps),
                                per port                             NRC      Yes         No        $1,000.00       N/A   $1,000.00
TX  GTE                       SMDS Access Class 2 (DS3 -10 kbps),
                                per port                             MRC      Yes         Yes       $2,200.00   $299.86   $1,900.14
TX  GTE                       SMDS Access Class 2 (DS3 -10 kbps),
                                per port                             NRC      Yes         No        $1,000.00       N/A   $1,000.00
TX  GTE                       SMDS Access Class 3 (DS3 -16 kbps),
                                per port                             MRC      Yes         Yes       $2,400.00   $327.12   $2,072.88
TX  GTE                       SMDS Access Class 3 (DS3 -16 kbps),
                                per port                             NRC      Yes         No        $1,000.00       N/A   $1,000.00
TX  GTE                       SMDS Access Class 4 (DS3 -25 kbps),
                                per port                             MRC      Yes         Yes       $2,600.00   $354.38   $2,245.62
TX  GTE                       SMDS Access Class 4 (DS3 -25 kbps),
                                per port                             NRC      Yes         No        $1,000.00       N/A   $1,000.00
TX  GTE                       SMDS Access Class 5 (DS3 -34 kbps),
                                per port                             MRC      Yes         Yes       $2,800.00   $381.64   $2,418.36
TX  GTE                       SMDS Access Class 5 (DS3 -34 kbps),
                                per port                             NRC      Yes         No        $1,000.00       N/A   $1,000.00

                           Subsequent Activity Charge
TX  GTE                       per SNI affected on existing service   NRC      Yes         No           $25.00       N/A      $25.00

                           Optional Feature
TX  GTE                       Group Address Creation, per list       MRC      Yes         Yes          $25.00     $3.41      $21.59
TX  GTE                       Group Address Creation, per list       NRC      Yes         No           $25.00       N/A      $25.00
TX  GTE                    Customer Network Management               MRC      Yes         Yes          $19.00     $2.59      $16.41
TX  GTE                    Customer Network Management               NRC      Yes         No           $40.00       N/A      $40.00

            8          MULTIMEDIA DATA SERVICE (MMDS)

                          MMDS First Data Link
TX  GTE                    12 Month Contract                         MRC      Yes         Yes         $750.00   $102.23     $647.78


                      GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

         LOCAL                                                     BILLING   RESALE   DISCOUNT      RETAIL      AVOIDED     RESALE
ST  CO   TARIFF                SERVICE DESCRIPTION                   TYPE   POSITION  POSITION       RATE        COST        RATE
--  --   ------                -------------------                   ----   --------  --------       ----        ----        ----
TX  GTE                    12 Month Contract                         NRC      Yes         No        $3,300.00       N/A   $3,300.00
TX  GTE                    36 Month Contract                         MRC      Yes         Yes         $700.00    $95.41     $604.59
TX  GTE                    36 Month Contract                         NRC      Yes         No        $3,300.00       N/A   $3,300.00
TX  GTE                    60 Month Contract                         MRC      Yes         Yes         $650.00    $88.60     $561.41
TX  GTE                    60 Month Contract                         NRC      Yes         No        $3,300.00       N/A   $3,300.00
                         MMDS Additional Data Link
TX  GTE                    12 Month Contract                         MRC      Yes         Yes         $115.00    $15.67      $99.33
TX  GTE                    12 Month Contract                         NRC      Yes         No          $200.00       N/A     $200.00
TX  GTE                    36 Month Contract                         MRC      Yes         Yes         $100.00    $13.63      $86.37
TX  GTE                    36 Month Contract                         NRC      Yes         No          $200.00       N/A     $200.00
TX  GTE                    60 Month Contract                         MRC      Yes         Yes          $90.00    $12.27      $77.73
TX  GTE                    60 Month Contract                         NRC      Yes         No          $200.00       N/A     $200.00
                         MMDS Video Link
TX  GTE                    12 Month Contract                         MRC      Yes         Yes         $415.00    $56.56     $358.44
TX  GTE                    12 Month Contract                         NRC      Yes         No        $3,000.00       N/A   $3,000.00
TX  GTE                    36 Month Contract                         MRC      Yes         Yes         $400.00    $54.52     $345.48
TX  GTE                    36 Month Contract                         NRC      Yes         No        $3,000.00       N/A   $3,000.00
TX  GTE                    60 Month Contract                         MRC      Yes         Yes         $380.00    $51.79     $328.21
TX  GTE                    60 Month Contract                         NRC      Yes         No        $3,000.00       N/A   $3,000.00

TX  GTE                  Interoffice Transport (Per
                           Airline Mile)                             MRC      Yes         Yes          $10.00     $1.36       $8.64
                                                                                                                    N/A
TX  GTE                    Termination Charge (Per Termination)      MRC      Yes         Yes         $100.00    $13.63      $86.37
TX  GTE     8              Termination Charge (Per Termination)      NRC      Yes         No          $300.00       N/A     $300.00

            9          FRAME RELAY SERVICE
                                    MONTH TO MONTH RATES
                           Frame Relay Service
TX  GTE                       w/56 kbps Access Line                  MRC      Yes         Yes          $95.00    $12.95      $82.05
TX  GTE                       w/56 kbps Access Line                  NRC      Yes         No           $95.00       N/A      $95.00
                           Frame Relay Service
TX  GTE                       w/o 56 kbps Access Line                MRC      Yes         Yes          $20.00     $2.73      $17.27
TX  GTE                       w/o 56 kbps Access Line                NRC      Yes         No           $95.00       N/A      $95.00
                           Frame Relay Service
TX  GTE                       w/128 kbps Access Line                 MRC      Yes         Yes         $150.00    $20.45     $129.56

                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED


                LOCAL                                            BILLING     RESALE     DISCOUNT    RETAIL    AVOIDED     RESALE
 ST    CO       TARIFF       SERVICE DESCRIPTION                  TYPE      POSITION    POSITION     RATE      COST        RATE
 --    --       ------       -------------------                 -------    --------    --------    ------    -------     ------
 TX    GTE                  w/128 kbps Access Line                  NRC        Yes         No      $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                  w/o 128 kbps Access Line                MRC        Yes         Yes      $40.00     $5.45      $34.55
 TX    GTE                  w/o 128 kbps Access Line                NRC        Yes         No      $250.00       N/A     $250.00
                             Frame Relay Service
 TX    GTE                  w/256 kbps Access Line                  MRC        Yes         Yes     $250.00    $34.08     $215.93
 TX    GTE                  w/256 kbps Access Line                  NRC        Yes         No      $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                  w/o 256 kbps Access Line                MRC        Yes         Yes      $60.00     $8.18      $51.82
 TX    GTE                  w/o 256 kbps Access Line                NRC        Yes         No      $250.00       N/A     $250.00
                            Frame Relay Service
 TX    GTE                  w/384 kbps Access Line                  MRC        Yes         Yes     $350.00    $47.71     $302.30
 TX    GTE                  w/384 kbps Access Line                  NRC        Yes         No      $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                  w/o 384 kbps Access Line                MRC        Yes         Yes      $80.00    $10.90      $69.10
 TX    GTE                  w/o 384 kbps Access Line                NRC        Yes         No      $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                  w/1.544 kbps Access Line                MRC        Yes         Yes     $500.00    $68.15     $431.85
 TX    GTE                  w/1.544 kbps Access Line                NRC        Yes         No      $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                  w/o 1.544 kbps Access Line              MRC        Yes         Yes     $400.00    $54.52     $345.48
 TX    GTE                  w/o 1.544 kbps Access Line              NRC        Yes         No      $250.00       N/A     $250.00
                           PERMANENT VIRTUAL CONNECTIONS
 TX    GTE                  2-10                                    MRC        Yes         Yes       $8.00     $1.09       $6.91
 TX    GTE                  2-10                                    NRC        Yes         No       $10.00       N/A      $10.00
 TX    GTE                  11-20                                   MRC        Yes         Yes       $7.00     $0.95       $6.05
 TX    GTE                  11-20                                   NRC        Yes         No       $10.00       N/A      $10.00
 TX    GTE                  21+                                     MRC        Yes         Yes       $6.00     $0.82       $5.18
 TX    GTE                  21+                                     NRC        Yes         No       $10.00       N/A      $10.00

                                       TWELVE MONTH CONTRACT
                           Frame Relay Service
 TX    GTE                  w/56 kbps Access Line                   MRC        Yes         Yes      $90.00    $12.27      $77.73
 TX    GTE                  w/56 kbps Access Line                   NRC        Yes         No       $95.00       N/A      $95.00
                           Frame Relay Service

                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED

                LOCAL                                            BILLING     RESALE     DISCOUNT    RETAIL     AVOIDED     RESALE
 ST    CO       TARIFF       SERVICE DESCRIPTION                  TYPE      POSITION    POSITION     RATE       COST        RATE
 --    --       ------       -------------------                 -------    --------    --------    ------     -------     ------

 TX    GTE                   w/o 56 kbps Access Line              MRC         Yes          Yes       $15.00     $2.04      $12.96
 TX    GTE                   w/o 56 kbps Access Line              NRC         Yes          No        $95.00       N/A      $95.00
                          Frame Relay Service
 TX    GTE                   w/128 kbps Access Line               MRC         Yes          Yes      $145.00    $19.76     $125.24
 TX    GTE                   w/128 kbps Access Line               NRC         Yes          No       $250.00       N/A     $250.00
                          Frame Relay Service
 TX    GTE                   w/o 128 kbps Access Line             MRC         Yes          Yes       $35.00     $4.77      $30.23
 TX    GTE                   w/o 128 kbps Access Line             NRC         Yes          No       $250.00       N/A     $250.00
                          Frame Relay Service
 TX    GTE                   w/256 kbps Access Line               MRC         Yes          Yes      $245.00    $33.39     $211.61
 TX    GTE                   w/256 kbps Access Line               NRC         Yes          No       $250.00       N/A     $250.00
                          Frame Relay Service
 TX    GTE                   w/o 256 kbps Access Line             MRC         Yes          Yes       $55.00     $7.50      $47.50
 TX    GTE                   w/o 256 kbps Access Line             NRC         Yes          No       $250.00       N/A     $250.00
                          Frame Relay Service
 TX    GTE                   w/384 kbps Access Line               MRC         Yes          Yes      $345.00    $47.02     $297.98
 TX    GTE                   w/384 kbps Access Line               NRC         Yes          No       $250.00       N/A     $250.00
                          Frame Relay Service
 TX    GTE                   w/o 384 kbps Access Line             MRC         Yes          Yes       $75.00    $10.22      $64.78
 TX    GTE                   w/o 384 kbps Access Line             NRC         Yes          No       $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                   w/1.544 kbps Access Line             MRC         Yes          Yes      $465.00    $63.38     $401.62
 TX    GTE                   w/1.544 kbps Access Line             NRC         Yes          No       $250.00       N/A     $250.00
                          Frame Relay Service
 TX    GTE                   w/o 1.544 kbps Access Line           MRC         Yes          Yes      $375.00    $51.11     $323.89
 TX    GTE                   w/o 1.544 kbps Access Line           NRC         Yes          No       $250.00       N/A     $250.00
                          PERMANENT VIRTUAL CONNECTIONS
 TX    GTE                   2-10                                 MRC         Yes          Yes        $8.00     $1.09       $6.91
 TX    GTE                   2-10                                 NRC         Yes          No        $10.00       N/A      $10.00
 TX    GTE                   11-20                                MRC         Yes          Yes        $7.00     $0.95       $6.05
 TX    GTE                   11-20                                NRC         Yes          No        $10.00       N/A      $10.00
 TX    GTE                   21+                                  MRC         Yes          Yes        $6.00     $0.82       $5.18
 TX    GTE                   21+                                  NRC         Yes          No        $10.00       N/A      $10.00
                                    THIRTY-SIX MONTH CONTRACT

                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED

                LOCAL                                            BILLING     RESALE     DISCOUNT     RETAIL    AVOIDED     RESALE
 ST    CO       TARIFF       SERVICE DESCRIPTION                  TYPE      POSITION    POSITION      RATE      COST        RATE
 --    --       ------       -------------------                 -------    --------    --------     ------    -------     ------

                           Frame Relay Service
 TX    GTE                    w/56 kbps Access Line               MRC         Yes          Yes       $85.00    $11.59      $73.41
 TX    GTE                    w/56 kbps Access Line               NRC         Yes          No        $95.00       N/A      $95.00
                           Frame Relay Service
 TX    GTE                    w/o 56 kbps Access Line             MRC         Yes          Yes       $12.00     $1.64      $10.36
 TX    GTE                    w/o 56 kbps Access Line             NRC         Yes          No        $95.00       N/A      $95.00
                           Frame Relay Service
 TX    GTE                    w/128 kbps Access Line              MRC         Yes          Yes      $135.00    $18.40     $116.60
 TX    GTE                    w/128 kbps Access Line              NRC         Yes          No       $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                    w/o 128 kbps Access Line            MRC         Yes          Yes       $30.00     $4.09      $25.91
 TX    GTE                    w/o 128 kbps Access Line            NRC         Yes          No       $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                    w/256 kbps Access Line              MRC         Yes          Yes      $235.00    $32.03     $202.97
 TX    GTE                    w/256 kbps Access Line              NRC         Yes          No       $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                    w/o 256 kbps Access Line            MRC         Yes          Yes       $50.00     $6.82      $43.19
 TX    GTE                    w/o 256 kbps Access Line            NRC         Yes          No       $250.00       N/A     $250.00
       GTE                 Frame Relay Service
 TX    GTE                    w/384 kbps Access Line              MRC         Yes          Yes      $335.00    $45.66     $289.34
 TX    GTE                    w/384 kbps Access Line              NRC         Yes          No       $250.00       N/A     $250.00
                           Frame Relay Service                                                                    N/A
 TX    GTE                    w/o 384 kbps Access Line            MRC         Yes          Yes       $70.00     $9.54      $60.46
 TX    GTE                    w/o 384 kbps Access Line            NRC         Yes          No       $250.00       N/A     $250.00
                           Frame Relay Service                                                                    N/A
 TX    GTE                    w/1.544 kbps Access Line            MRC         Yes          Yes      $435.00    $59.29     $375.71

 TX    GTE                    w/1.544 kbps Access Line            NRC         Yes          No       $250.00       N/A     $250.00
                           Frame Relay Service                                                                    N/A
 TX    GTE                    w/o 1.544 kbps Access Line          MRC         Yes          Yes      $375.00    $51.11     $323.89
 TX    GTE                    w/o 1.544 kbps Access Line          NRC         Yes          No       $250.00       N/A     $250.00
                           PERMANENT VIRTUAL CONNECTIONS                                                          N/A
 TX    GTE                    2-10                                MRC         Yes          Yes        $8.00     $1.09       $6.91
 TX    GTE                    2-10                                NRC         Yes          No        $10.00       N/A      $10.00
 TX    GTE                    11-20                               MRC         Yes          Yes        $7.00     $0.95       $6.05
 TX    GTE                    11-20                               NRC         Yes          No        $10.00       N/A      $10.00

                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED

                LOCAL                                            BILLING     RESALE     DISCOUNT      RETAIL    AVOIDED     RESALE
 ST    CO       TARIFF       SERVICE DESCRIPTION                  TYPE      POSITION    POSITION       RATE      COST        RATE
 --    --       ------       -------------------                 -------    --------    --------      ------    -------     ------

 TX    GTE                    21+                                 MRC         Yes          Yes         $6.00     $0.82       $5.18
 TX    GTE        9           21+                                 NRC         Yes          No         $10.00       N/A      $10.00
                                  SIXTY MONTH CONTRACT
                           Frame Relay Service
 TX    GTE                    w/56 kbps Access Line               MRC         Yes          Yes        $75.00    $10.22      $64.78
 TX    GTE                    w/56 kbps Access Line               NRC         Yes          No         $95.00       N/A      $95.00
                           Frame Relay Service
 TX    GTE                    w/o 56 kbps Access Line             MRC         Yes          Yes        $10.00     $1.36       $8.64
 TX    GTE                    w/o 56 kbps Access Line             NRC         Yes          No         $95.00       N/A      $95.00
                           Frame Relay Service
 TX    GTE                    w/128 kbps Access Line              MRC         Yes          Yes       $120.00    $16.36     $103.64
 TX    GTE                    w/128 kbps Access Line              NRC         Yes          No        $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                    w/o 128 kbps Access Line            MRC         Yes          Yes        $20.00     $2.73      $17.27
 TX    GTE                    w/o 128 kbps Access Line            NRC         Yes          No        $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                    w/256 kbps Access Line              MRC         Yes          Yes       $220.00    $29.99     $190.01
 TX    GTE                    w/256 kbps Access Line              NRC         Yes          No        $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                    w/o 256 kbps Access Line            MRC         Yes          Yes        $40.00     $5.45      $34.55
 TX    GTE                    w/o 256 kbps Access Line            NRC         Yes          No        $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                    w/384 kbps Access Line              MRC         Yes          Yes       $320.00    $43.62     $276.38
 TX    GTE                    w/384 kbps Access Line              NRC         Yes          No        $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                    w/o 384 kbps Access Line            MRC         Yes          Yes        $60.00     $8.18      $51.82
 TX    GTE                    w/o 384 kbps Access Line            NRC         Yes          No        $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                    w/1.544 kbps Access Line            MRC         Yes          Yes       $400.00    $54.52     $345.48
 TX    GTE                    w/1.544 kbps Access Line            NRC         Yes          No        $250.00       N/A     $250.00
                           Frame Relay Service
 TX    GTE                    w/o 1.544 kbps Access Line          MRC         Yes          Yes       $350.00    $47.71     $302.30
 TX    GTE                    w/o 1.544 kbps Access Line          NRC         Yes          No        $250.00       N/A     $250.00
                           PERMANENT VIRTUAL CONNECTIONS

                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED

          LOCAL                                                       BILLING     RESALE     DISCOUNT    RETAIL    AVOIDED   RESALE
ST   CO   TARIFF    SERVICE DESCRIPTION                                TYPE      POSITION    POSITION     RATE      COST      RATE
--   --   ------    -------------------                               -------    --------    --------    ------    -------   ------
TX   GTE                  2-10                                          MRC        Yes          Yes       $8.00     $1.09     $6.91
TX   GTE                  2-10                                          NRC        Yes          No       $10.00       N/A    $10.00
TX   GTE                  11-20                                         MRC        Yes          Yes       $7.00     $0.95     $6.05
TX   GTE                  11-20                                         NRC        Yes          No       $10.00       N/A    $10.00
TX   GTE                  21+                                           MRC        Yes          Yes       $6.00     $0.82     $5.18
TX   GTE    9             21+                                           NRC        Yes          No       $10.00       N/A    $10.00
                   GTESW TOLL TARIFFS
                1  GTE Long Distance Telecommunications Services:
                   IntraLata Two Point Service:
                     Day Rate:
                        Initial Minute:
TX   GTE                  1 to 17 Miles                                USAGE       Yes          Yes       $0.10   $0.0136     $0.09
TX   GTE                  18 to 22 Miles                               USAGE       Yes          Yes       $0.15   $0.0204     $0.13
TX   GTE                  23 to 28 Miles                               USAGE       Yes          Yes       $0.21   $0.0286     $0.18
TX   GTE                  29 to 34 Miles                               USAGE       Yes          Yes       $0.25   $0.0341     $0.22
TX   GTE                  35 to 41 Miles                               USAGE       Yes          Yes       $0.31   $0.0423     $0.27
TX   GTE                  42 to 51 Miles                               USAGE       Yes          Yes       $0.37   $0.0504     $0.32
TX   GTE                  52 to 66 Miles                               USAGE       Yes          Yes       $0.41   $0.0559     $0.35
TX   GTE                  67 to 81 Miles                               USAGE       Yes          Yes       $0.44   $0.0600     $0.38
TX   GTE                  82 to 105 Miles                              USAGE       Yes          Yes       $0.46   $0.0627     $0.40
TX   GTE                  Over 105 Miles                               USAGE       Yes          Yes       $0.49   $0.0668     $0.42
                        Each Additioanl Minute:
TX   GTE                  1 to 17 Miles                                USAGE       Yes          Yes       $0.08   $0.0109     $0.07
TX   GTE                  18 to 22 Miles                               USAGE       Yes          Yes       $0.12   $0.0164     $0.10
TX   GTE                  23 to 28 Miles                               USAGE       Yes          Yes       $0.18   $0.0245     $0.16
TX   GTE                  29 to 34 Miles                               USAGE       Yes          Yes       $0.24   $0.0327     $0.21
TX   GTE                  35 to 41 Miles                               USAGE       Yes          Yes       $0.31   $0.0423     $0.27
TX   GTE                  42 to 51 Miles                               USAGE       Yes          Yes       $0.36   $0.0491     $0.31
TX   GTE                  52 to 66 Miles                               USAGE       Yes          Yes       $0.40   $0.0545     $0.35
TX   GTE                  67 to 81 Miles                               USAGE       Yes          Yes       $0.43   $0.0586     $0.37
TX   GTE                  82 to 105 Miles                              USAGE       Yes          Yes       $0.45   $0.0613     $0.39
TX   GTE                  Over 105 Miles                               USAGE       Yes          Yes       $0.47   $0.0641     $0.41
                     Evening Rate:
                         Initial Minute:


                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED


                LOCAL                                      BILLING     RESALE     DISCOUNT     RETAIL    AVOIDED   RESALE
 ST    CO       TARIFF       SERVICE DESCRIPTION            TYPE      POSITION    POSITION      RATE      COST      RATE
 --    --       ------       -------------------           -------    --------    --------     ------    -------   ------


TX    GTE                         1 to 17 Miles             USAGE       Yes          Yes      $0.08     $0.0109    $0.07
TX    GTE                         18 to 22 Miles            USAGE       Yes          Yes      $0.11     $0.0150    $0.10
TX    GTE                         23 to 28 Miles            USAGE       Yes          Yes      $0.16     $0.0218    $0.14
TX    GTE                         29 to 34 Miles            USAGE       Yes          Yes      $0.19     $0.0259    $0.16
TX    GTE                         35 to 41 Miles            USAGE       Yes          Yes      $0.23     $0.0313    $0.20
TX    GTE                         42 to 51 Miles            USAGE       Yes          Yes      $0.28     $0.0382    $0.24
TX    GTE                         52 to 66 Miles            USAGE       Yes          Yes      $0.31     $0.0423    $0.27
TX    GTE                         67 to 81 Miles            USAGE       Yes          Yes      $0.33     $0.0450    $0.29
TX    GTE                         82 to 105 Miles           USAGE       Yes          Yes      $0.35     $0.0477    $0.30
TX    GTE                         Over 105 Miles            USAGE       Yes          Yes      $0.37     $0.0504    $0.32
TX    GTE                      Each Additional Minute:
TX    GTE                         1 to 17 Miles             USAGE       Yes          Yes      $0.06     $0.0082    $0.05
TX    GTE                         18 to 22 Miles            USAGE       Yes          Yes      $0.09     $0.0123    $0.08
TX    GTE                         23 to 28 Miles            USAGE       Yes          Yes      $0.14     $0.0191    $0.12
TX    GTE                         29 to 34 Miles            USAGE       Yes          Yes      $0.18     $0.0245    $0.16
TX    GTE                         35 to 41 Miles            USAGE       Yes          Yes      $0.23     $0.0313    $0.20
TX    GTE                         42 to 51 Miles            USAGE       Yes          Yes      $0.27     $0.0368    $0.23
TX    GTE                         52 to 66 Miles            USAGE       Yes          Yes      $0.30     $0.0409    $0.26
TX    GTE                         67 to 81 Miles            USAGE       Yes          Yes      $0.32     $0.0436    $0.28
TX    GTE                         82 to 105 Miles           USAGE       Yes          Yes      $0.34     $0.0463    $0.29
TX    GTE                         Over 105 Miles            USAGE       Yes          Yes      $0.35     $0.0477    $0.30
                           Night/Weekend Rate:
                               Initial Minute:
TX    GTE                         1 to 17 Miles             USAGE       Yes          Yes      $0.06     $0.0082    $0.05
TX    GTE                         18 to 22 Miles            USAGE       Yes          Yes      $0.09     $0.0123    $0.08
TX    GTE                         23 to 28 Miles            USAGE       Yes          Yes      $0.13     $0.0177    $0.11
TX    GTE                         29 to 34 Miles            USAGE       Yes          Yes      $0.15     $0.0204    $0.13
TX    GTE                         35 to 41 Miles            USAGE       Yes          Yes      $0.19     $0.0259    $0.16
TX    GTE                         42 to 51 Miles            USAGE       Yes          Yes      $0.22     $0.0300    $0.19
TX    GTE                         52 to 66 Miles            USAGE       Yes          Yes      $0.25     $0.0341    $0.22
TX    GTE                         67 to 81 Miles            USAGE       Yes          Yes      $0.26     $0.0354    $0.22
TX    GTE                         82 to 105 Miles           USAGE       Yes          Yes      $0.28     $0.0382    $0.24
TX    GTE                         Over 105 Miles            USAGE       Yes          Yes      $0.29     $0.0395    $0.25
                               Each Additional Minute:
TX    GTE                         1 to 17 Miles             USAGE       Yes          Yes      $0.05     $0.0068    $0.04


                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED

          LOCAL                                                      BILLING     RESALE      DISCOUNT   RETAIL    AVOIDED  RESALE
ST   CO   TARIFF           SERVICE DESCRIPTION                        TYPE      POSITION     POSITION    RATE      COST     RATE
--   --   ------           -------------------                       -------    --------     --------   ------    ------   ------
TX   GTE                  18 to 22 Miles                              USAGE       Yes           Yes      $0.07   $0.0095    $0.06
TX   GTE                  23 to 28 Miles                              USAGE       Yes           Yes      $0.11   $0.0150    $0.10
TX   GTE                  29 to 34 Miles                              USAGE       Yes           Yes      $0.14   $0.0191    $0.12
TX   GTE                  35 to 41 Miles                              USAGE       Yes           Yes      $0.19   $0.0259    $0.16
TX   GTE                  42 to 51 Miles                              USAGE       Yes           Yes      $0.22   $0.0300    $0.19
TX   GTE                  52 to 66 Miles                              USAGE       Yes           Yes      $0.24   $0.0327    $0.21
TX   GTE                  67 to 81 Miles                              USAGE       Yes           Yes      $0.26   $0.0354    $0.22
TX   GTE                  82 to 105 Miles                             USAGE       Yes           Yes      $0.27   $0.0368    $0.23
TX   GTE                  Over 105 Miles                              USAGE       Yes           Yes      $0.28   $0.0382    $0.24
TX   GTE           Service Charge - Dial Calling Card -
                          Station to Station                          USAGE       Yes           No       $0.40       N/A    $0.40
TX   GTE           Service Charge - Operator - Station to Station     USAGE       Yes           No       $1.15       N/A    $1.15
TX   GTE           Service Charge - Person to Person                  USAGE       Yes           No       $2.80       N/A    $2.80
TX   GTE           Service Charge - Line Status Verification          USAGE       Yes           No       $1.35       N/A    $1.35
TX   GTE           Service Charge - Busy Interrupt                    USAGE       Yes           No       $2.20       N/A    $2.20
TX   GTE           Service Charge - Directory Assistance              USAGE       Yes           No       $0.30       N/A    $0.30
TX   GTE           Service Charge - Operator Completed
                          Directory Assistance                        USAGE       Yes           No       $0.60       N/A    $0.60

TX   GTE           Enterprise Service                                  MRC        Yes           Yes      $3.20     $0.44    $2.76
                  Conference Connection Services (CCS):
                    Unassisted CCS:
                       Standard Rate Period:
TX   GTE                  First 15 Minutes (per port, per minute)     USAGE       Yes           Yes      $0.50   $0.0682    $0.43
TX   GTE                  Each Additional Minute (per port)           USAGE       Yes           Yes      $0.08   $0.0109    $0.07
                       Economy Rate Period:
TX   GTE                  First 15 Minutes (per port, per minute)     USAGE       Yes           Yes      $0.36   $0.0491    $0.31
TX   GTE                  Each Additional Minute (per port)           USAGE       Yes           Yes      $0.06   $0.0082    $0.05
                   Operator Assisted CCS:
                       Standard Rate Period:
TX   GTE                  First 15 Minutes (per port, per minute)     USAGE       Yes           Yes      $0.66   $0.0900    $0.57
TX   GTE                  Each Additional Minute (per port)           USAGE       Yes           Yes      $0.08   $0.0109    $0.07
                       Economy Rate Period:

                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED

           LOCAL                                                       BILLING     RESALE     DISCOUNT    RETAIL   AVOIDED    RESALE
ST   CO    TARIFF     SERVICE DESCRIPTION                               TYPE      POSITION    POSITION     RATE     COST       RATE
--   --    ------     -------------------                              -------    --------    --------    ------   -------    ------
TX   GTE                    First 15 Minutes (per port, per minute)     USAGE       Yes          Yes       $0.46   $0.0627     $0.40
TX   GTE                    Each Additional Minute (per port)           USAGE       Yes          Yes       $0.06   $0.0082     $0.05
TX   GTE             Broadcast Conference (per port, per minute)        USAGE       Yes          Yes       $0.08   $0.0109     $0.07
                     Supplemental CCS Services:
                         Notification (per participant notified):
TX   GTE                    U.S., Canada, Caribbean, Mexico             USAGE       Yes          Yes       $1.70   $0.2317     $1.47
TX   GTE                    Other International                         USAGE       Yes          Yes      $11.00   $1.4993     $9.50
                         Monitoring (per call):
TX   GTE                    Each 15 Minute Period                       USAGE       Yes          Yes      $15.00   $2.0445    $12.96
TX   GTE                 Dial Out Operator Assistance (per port)        USAGE       Yes          Yes       $3.00   $0.4089     $2.59
                         Tape Recording:
TX   GTE                    Regular Mail (per 90 minute tape)           USAGE       Yes          Yes       $5.00    $06815     $4.32
TX   GTE                    Express Mail (domestic)                     USAGE       Yes          Yes      $10.00   $1.3630     $8.64
TX   GTE                    Express Mail (international)                USAGE       Yes          Yes       $5.00    $06815     $4.32
                         Time and Charges (per call):
TX   GTE                    U.S., Canada, Caribbean, Mexico             USAGE       Yes          Yes       $5.00    $06815     $4.32
TX   GTE                    Other International                         USAGE       Yes          Yes      $15.00   $2.0445    $12.96
TX   GTE                 Polling                                        USAGE       Yes          Yes      $40.00   $5.4520    $34.55
TX   GTE                 Question and Answer                            USAGE       Yes          Yes      $50.00   $6.8150    $43.19
             2       IntraLATA Optional Toll Calling Plans: LATAwide
                     Calling:
                         Residence:
                            Discount Plan:
TX   GTE                       15% Discount                              MRC        Yes          Yes       $3.00     $0.41     $2.59
TX   GTE                       Service Charge                            NRC        Yes          No        $5.00       N/A     $5.00
                            Block of Time Plan:
TX   GTE                       Monthly Rate for First Hour              USAGE       Yes          Yes      $10.80   $1.4720     $9.33
TX   GTE                       Additinal Hour                           USAGE       Yes          Yes      $10.00   $1.3630     $8.64
TX   GTE                       Service Charge                            NRC        Yes          No        $5.00       N/A     $5.00
                         Business:
                            Discount Plan:

                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED

           LOCAL                                                     BILLING    RESALE     DISCOUNT     RETAIL     AVOIDED    RESALE
ST    CO   TARIFF     SERVICE DESCRIPTION                             TYPE     POSITION    POSITION      RATE       COST       RATE
--    --   ------     -------------------                            -------   --------    --------     ------     -------    ------
TX    GTE                        10% Discount                          MRC        Yes         Yes        $3.00     $0.41      $2.59
TX    GTE                        Service Charge                        NRC        Yes         No         $5.00       N/A      $5.00
                              Discount Plan:
TX    GTE                        15% Discount                          MRC        Yes         Yes        $8.00     $1.09      $6.91
TX    GTE                        Service Charge                        NRC        Yes         No         $5.00       N/A      $5.00
                              Discount Plan:
TX    GTE                        20% Discount                          MRC        Yes         Yes       $20.00     $2.73     $17.27
TX    GTE                        Service Charge                        NRC        Yes         No         $5.00       N/A      $5.00
             5     Wide Area Telecommunications Services:
                       800 Service:
TX    GTE                  Access Line                                 MRC        Yes         Yes       $40.50     $5.52     $34.98
TX    GTE                  Service Charge - Installation or Move       NRC        Yes         No       $119.00       N/A    $119.00
TX    GTE                  Service Charge - Number Change              NRC        Yes         No        $60.00       N/A     $60.00
                           Usage Rates (per Hour):
TX    GTE                     Day - First 15 Hours                    USAGE       Yes         Yes       $18.00   $2.4534     $15.55
TX    GTE                     Day - Next 25 Hours                     USAGE       Yes         Yes       $16.20   $2.2081     $13.99
TX    GTE                     Day - Next 40 Hours                     USAGE       Yes         Yes       $14.58   $1.9873     $12.59
TX    GTE                     Day - Over 80 Hours                     USAGE       Yes         Yes       $13.12   $1.7883     $11.33
TX    GTE                     Evening- First 15 Hours                 USAGE       Yes         Yes       $13.50   $1.8401     $11.66
TX    GTE                     Evening - Next 25 Hours                 USAGE       Yes         Yes       $12.15   $1.6560     $10.49
TX    GTE                     Evening - Next 40 Hours                 USAGE       Yes         Yes       $10.94   $1.4911      $9.45
TX    GTE                     Evening - Over 80 Hours                 USAGE       Yes         Yes        $9.84   $1.3412      $8.50
TX    GTE                     Night/Weekend - First 15 Hours          USAGE       Yes         Yes       $10.80   $1.4720      $9.33
TX    GTE                     Night/Weekend - Next 25 Hours           USAGE       Yes         Yes        $9.72   $1.3248      $8.40
TX    GTE                     Night/Weekend - Next 40 Hours           USAGE       Yes         Yes        $8.75   $1.1926      $7.56
TX    GTE                     Night/Weekend - Over 80 Hours           USAGE       Yes         Yes        $7.87   $1.0727      $6.80
                       Outward WATS:
TX    GTE                  Access Line                                 MRC        Yes         Yes       $40.50     $5.52     $34.98
TX    GTE                  Service Charge - Installation or Move       NRC        Yes         No       $119.00       N/A    $119.00

                    GTE TELEPHONE OPERATIONS HEADQUARTERS
                 RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                          GTE SOUTHWEST INCORPORATED

          LOCAL                                                   BILLING    RESALE     DISCOUNT    RETAIL     AVOIDED    RESALE
ST   CO   TARIFF          SERVICE DESCRIPTION                       TYPE     POSITION   POSITION     RATE       COST       RATE
--   --   ------          -------------------                       ----     --------   --------     ----       ----       ----
TX   GTE              Service Charge - Number Change                NRC        Yes          No      $60.00         N/A      $60.00
                      Usage Rates (per Hour):
TX   GTE                 Day - First 15 Hours                      USAGE       Yes          Yes     $13.50     $1.8401      $11.66
TX   GTE                 Day - Next 25 Hours                       USAGE       Yes          Yes     $12.15     $1.6560      $10.49
TX   GTE                 Day - Next 40 Hours                       USAGE       Yes          Yes     $10.94     $1.4911       $9.45
TX   GTE                 Day - Over 80 Hours                       USAGE       Yes          Yes      $9.85     $1.3426       $8.51
TX   GTE                 Evening- First 15 Hours                   USAGE       Yes          Yes     $10.13     $1.3807       $8.75
TX   GTE                 Evening - Next 25 Hours                   USAGE       Yes          Yes      $9.12     $1.2431       $7.88
TX   GTE                 Evening - Next 40 Hours                   USAGE       Yes          Yes      $8.21     $1.1190       $7.09
TX   GTE                 Evening - Over 80 Hours                   USAGE       Yes          Yes      $7.39     $1.0073       $6.38
TX   GTE                 Night/Weekend - First 15 Hours            USAGE       Yes          Yes      $8.10     $1.1040       $7.00
TX   GTE                 Night/Weekend - Next 25 Hours             USAGE       Yes          Yes      $7.29     $0.9936       $6.30
TX   GTE                 Night/Weekend - Next 40 Hours             USAGE       Yes          Yes      $6.56     $0.8941       $5.67
TX   GTE                 Night/Weekend - Over 80 Hours             USAGE       Yes          Yes      $5.90     $0.8042       $5.10
                  Business Line 800/Residence Line 800:
TX   GTE          Access Line Initial                               MRC        Yes          Yes      $5.00     $  0.68       $4.32
TX   GTE          Access Line Initial                               NRC        Yes          No       $8.00         N/A       $8.00
TX   GTE          Access Line Subsequent                            MRC        Yes          Yes      $5.00     $  0.68       $4.32
TX   GTE          Access Line Subsequent                            NRC        Yes          No       $8.00         N/A       $8.00
TX   GTE          Variable Call Destination (per location)          MRC        Yes          Yes      $2.00     $  0.27       $1.73
TX   GTE          Variable Call Destination (per location)          NRC        Yes          No       $8.00         N/A       $8.00
                  Usage Rates (per hour):
                      Month-to-Month (No Contract):
TX   GTE                 First 10 Hours                            USAGE       Yes          Yes     $11.00     $1.4993       $9.50
TX   GTE                 Over 10 Hours                             USAGE       Yes          Yes      $9.90     $1.3494       $8.55
                      One Year Contract:
TX   GTE                 First 10 Hours                            USAGE       Yes          Yes     $10.13     $1.3807       $8.75
TX   GTE                 Over 10 Hours                             USAGE       Yes          Yes      $9.00     $1.2267       $7.77


                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED


           LOCAL                                                    BILLING     RESALE     DISCOUNT    RETAIL    AVOIDED   RESALE
ST   CO    TARIFF       SERVICE DESCRIPTION                          TYPE      POSITION    POSITION     RATE      COST      RATE
--   --    ------       -------------------                         -------    --------    --------    ------    -------   ------
                            Two Year Contract:
TX   GTE                      First 10 Hours                          USAGE       Yes          Yes      $9.35     $1.2744     $8.08
TX   GTE                      Over 10 Hours                           USAGE       Yes          Yes      $8.42     $1.1476     $7.27
                             Three Year Contract:
TX   GTE                      First 10 Hours                          USAGE       Yes          Yes      $8.80     $1.1994     $7.60
TX   GTE                      Over 10 Hours                           USAGE       Yes          Yes      $7.43     $1.0127     $6.42
                    GRANDFATHERED PRODUCTS AND SERVICES
                    Obsolete Services and Equipment
               40      Conference Fire Reporting Systems
TX   GTE       40          Fire Reporting System                       MRC        Yes          Yes     $18.75       $2.56    $16.19
TX   GTE       40          Stations, each                              MRC        Yes          Yes      $3.75       $0.51     $3.24
TX   GTE       40          Common equipment (inclduing
                              1 to 5 stations)                         MRC        Yes          Yes     $69.75       $9.51    $60.24
TX   GTE       40          Initial Common Equipment                    MRC        Yes          Yes     $24.25       $3.31    $20.94
TX   GTE       40          Additional Common Equipment                 MRC        Yes          Yes     $18.75       $2.56    $16.19
TX   GTE       40      4-Wire Local Channel                            MRC        Yes          Yes     $19.75       $2.69    $17.06
TX   GTE       40      Direct Inward Dialing Trunk                     MRC        Yes          Yes     $19.75       $2.69    $17.06
TX   GTE       40      Conference Bridge 24-Port                       MRC        Yes          Yes     $68.50       $9.34    $59.16
TX   GTE       40      IXC Mileage - Special Bill                      MRC        Yes          Yes      $6.25       $0.85     $5.40


Footnote:  (1) The retail rates above do not include the End User Subscriber
               Line Charge (ECSLC). The ALEC will be responsible for the business or residential charge, $6.00 and $3.50, respectively.
Footnote:  (2) This foot note intentionally left blank.
Footnote:  (3) This matrix is subject to Legal and/or Regulatory constraints.
Footnote:  (4) Prices contained in this price list have been calculated according to the formula: (1) retail price, less (2) avoided retail costs.
Footnote:  (5) Resale with discount to Business Customers only.  No Resale and
               No Discount to Residential Customers

                     GTE TELEPHONE OPERATIONS HEADQUARTERS
                  RESALE PRODUCTS & SERVICES - STATE OF TEXAS
                           GTE SOUTHWEST INCORPORATED


           LOCAL                                                    BILLING     RESALE     DISCOUNT    RETAIL    AVOIDED   RESALE
ST   CO    TARIFF       SERVICE DESCRIPTION                          TYPE      POSITION    POSITION     RATE      COST      RATE
--   --    ------       -------------------                         -------    --------    --------    ------    -------   ------






                                   APPENDIX G
                          PRICES FOR UNBUNDLED ELEMENTS


General.  The rates  contained  in this  Appendix  G are the rates as defined in
Article VII and are subject to change resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's interim Service Support Surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation.

(1)      Local Loops
             Local Loop
             2 Wire Loop                                                           $ 30.00
             4 Wire Loop                                                           $ 48.00
         Network Interface Device
             Basic NID                                                             $  1.40
             12x NID                                                               $  1.90

(2)      Local Switching (Must purchase Port)
         Ports
             2 Wire Basic Port                                                     $  6.10
             DS-1 Port                                                             $104.70

         Local Switching
             Originating MOU                                                       $ 0.0056438
             Terminating MOU                                                       $ 0.0056438

         Intrastate End Office Switching
             Originating MOU                                                       $ 0.0056438
             Terminating MOU                                                       $ 0.0056438
             Interconnection Charge                                                $ 0.0000000
             CCL
               -Originating                                                        $ 0.0278000
               -Terminating                                                        $ 0.0669000

         Interstate End Office Switching
             Originating MOU                                                       $ 0.0056438
             Terminating MOU                                                       $ 0.0056438
             Interconnection Charge                                                $ 0.0047013
             CCL
               -Originating                                                        $ 0.0100000
               -Terminating                                                        $ 0.0251900

(3)      Features                                                                  SEE ATTACHED

(4)      Dedicated Transmission Links
         Entrance Facility
             2 Wire Voice                                                          $   30.00
             4 Wire Voice                                                          $   48.00
             DS1 Standard 1st System                                               $  253.00
             DS1 Standard Add'l System                                             $  130.00
             DS3 Protected, Electrical                                             $1,089.00
             DS1 to Voice Multiplexing                                             $  190.00

             DS3 to Voice Multiplexing                                             $  400.00
         Direct Trunked Transport
             Voice Facility Per ALM                                                $    5.00
             DS1 Facility Per ALM                                                  $    5.00
             DS1 Per Termination                                                   $   30.00
             DS3 Facility Per ALM                                                  $   50.00
             DS3 Per Termination                                                   $  300.00
(5)      Common/Shared Transmission Links
         Transport Termination MOU/Term                                            $ 0.0009636
         Transport Facility MOU/Mile                                               $ 0.0000028
(6)      Tandem Switching MOU                                                      $ 0.0012971
(7)      Databases and Signaling Systems
         Signaling Links and STP
             56 Kbps Links -                                                       $  76.02
             DS-1 Link                                                             $ 297.71
             Signal Transfer Point (STP) Port Term                                 $ 537.00
         Call Related Databases
             Line Information Database (ABS-Queries)                               $  0.035
             Line Information Database Transport (ABS-Queries)                     $ 0.0046
             Toll Free Calling Database (DB800 Queries)                            $ 0.0087530
Non-Recurring Charges for Unbundled Services

Service Ordering (loop or port)
         Initial Service Order, per order                                          $  47.25
         Transfer of Service Charges, per order                                    $  16.00
         Subsequent Service Order, per order                                       $  24.00
         Customer Service Record Research, per request                             $   5.25
Installation
         Unbundled Loop, per loop                                                  $  11.00
         Unbundled Port, per port                                                  $  11.00
Loop Facility Charge, per order                                                    $  64.00
         This charge will apply when field work is required for establishment of new unbundled loop service.
Monthly Recurring Charge for EIS
         DS0 Level Connection                                                      $   2.31
         DS1 Level Connection                                                      $   5.31


                                 TEXAS FEATURES
                                 --------------

FEATURE NAME:                                                              GTE PROPOSED RATE:
------------                                                               -----------------
1.       Speed Call 8 (Changeable)                                                  $ 0.25
2.       Speed Call 30 (Changeable)                                                 $ 0.25
3.       Cancel Call Waiting                                                        $ 0.25
4.       Call Forward Variable                                                      $ 0.25
5.       Call Waiting                                                               $ 0.25
6.       Dual Tone Multifrequency (DTMF)                                            $ 0.25
7.       Teen Service/Distinctive Ringing                                           $ 0.25
8.       Three-Way Calling                                                          $ 0.75
9.       Account Codes For AFR                                                      $ 0.25
10.      Add On - Consultation Hold - Incoming Only                                 $ 0.25
11       Attendant BL Verification                                                  $ 1.00
12.      Attendant camp-on (NonDL Console)                                          $ 0.25
13.      Attendant Conference                                                       $ 4.75
14.      Attendant Position Busy                                                    $ 2.75
15.      Attendant Recall from Satellite                                            $ 2.00
16.      Authorization Codes for AFR                                                $ 0.50
17.      Basic Business Group                                                       $ 1.50
18.      Dual Tone Multifrequency (DTMF)                                            $ 0.25
19.      Station-to-Station Dialing (Intercom)                                      $ 3.25
20.      Business Group Automatic Callback (BGAC)                                   $ 0.25
21.      Call Forwarding Variable                                                   $ 0.25
22.      Business Group - Speed Call - 8                                            $ 0.25
23.      Business Group - Speed Call - 30                                           $ 0.25
24.      Business Group-Three Way Calling (TWC)                                     $ 0.75
25.      Business Set Access To Paging                                              $ 2.25
26.      Business Set Call Grp Intercom                                             $203.25
27.      Code Calling                                                               $ 0.25
28.      Call Forward Busy Line                                                     $ 0.25
29.      Call Forward Don't Answer                                                  $ 0.25
30.      Call Forward Fixed                                                         $ 0.25
31.      Call Forwarding - Incoming Only                                            $ 0.25
32.      Call Flip/Flop                                                             $ 0.25
33.      Call Forwarding-Withing Group                                              $ 0.25
34.      Call Hold                                                                  $ 0.25
35.      Circular Hunting                                                           $ 0.25
36.      Control of Facilities                                                      $ 0.25
37.      Conference Calling 6 Way                                                   $ 4.00
38.      Call Park                                                                  $ 0.25
39.      Call Pick-Up                                                               $ 0.25
40.      Code Restrictions and Diversion                                            $ 1.75
41.      Call Transfer Individual - All Calls                                       $ 0.25
42.      Call Waiting Originating                                                   $ 0.25
43.      Call Waiting Terminating                                                   $ 0.25
44.      Direct Connect                                                             $ 0.25
45.      Directed Call Pickup W/BI                                                  $ 0.25
46.      Directed Call Pickup WO/BI                                                 $ 0.25
47.      Dial Call Waiting                                                          $ 0.25


                                 TEXAS FEATURES
                                 --------------

FEATURE NAME:                                                              GTE PROPOSED RATE:
------------                                                               -----------------
48.      Remote Access to (Business Group) Features                                 $ 0.25
49.      Distinctive Ringing                                                        $ 0.25
50.      Executive Busy Override                                                    $ 0.25
51.      Fixed Night Service - Call Fwd                                             $ 0.25
52.      Fixed Night Service- Key                                                   $ 0.75
53.      Fully Restricted (Orig/Term)                                               $ 0.50
54.      Facility Restriction Level                                                 $ 1.75
55       Foreign Exchange Facilities                                                $ 0.50
56.      Last Number Redial                                                         $ 0.25
57.      Loud Speaker Paging                                                        $ 0.50
58.      Make Busy Key                                                              $ 1.25
59.      Music on Hold                                                              $ 0.25
60.      Off-Hook Queuing                                                           $ 0.25
61.      On-Hook Queuing                                                            $ 0.25
62.      Preferential Multiline Hunting                                             $ 0.25
63.      Queuing                                                                    $ 4.75
64.      Recorded Telephone Dictation                                               $ 0.50
65.      Speed Calling Individual 1 Digit                                           $ 0.25
66.      Speed Calling Individual 2 Digit                                           $ 0.25
67.      Stop Hunt Key                                                              $ 1.25
68.      Special Intercept Announcements                                            $ 6.00
69.      SMDR To Customer Premise                                                   $ 22.75
70.      Station Message Detail Recording - RAO                                     $ 1.25
71.      Station Restricted (Orig/Term)                                             $ 0.50
72.      Time of Day Routing Control                                                $ 0.50
73.      Toll Restricted Service                                                    $ 1.50
74.      Two-way Splitting                                                          $ 0.25
75.      Uniform Call Distribution (UCD) Hunting                                    $ 0.25
76.      Auto Alt Rt                                                                $ 1.00
77.      Auto Rt Sel                                                                $ 0.75
78.      Meet Me Conf                                                               $ 51.25
79.      Auto Call Back                                                             $ 0.25
80.      Anon Call Rej                                                              $ 0.25
81.      Auto Recall                                                                $ 0.25
82.      Call Num Deliver                                                           $ 0.25
83.      Call Num DeliverBlk                                                        $ 0.25
84.      Cust Ord Trace                                                             $ 0.25
85.      Dist Ring/VIP                                                              $ 0.25
86.      Select Call Accept                                                         $ 0.25
87.      Select Call Frwd                                                           $ 0.25
88.      Select Call Reject                                                         $ 0.25
89.      Select Call Wait                                                           $ 0.25
         ----------------                                                           ------
         TOTAL                                                                      $340.25


                                   APPENDIX H
                   RATES AND CHARGES FOR 911/E911 ARRANGEMENTS

The following services are offered by GTE for purchase by DTI, where an individual item is not superseded by a tariffed offering.


                                                                                      NRC              MRC
                                                                                      ---              ---
1.     9-1-1 Selective Router Map                                                   $125.00            n/a
       Provided is a color map showing a selective router's
       location and the GTE central offices that send their 9-1-1 call to it.  The selective router and central office information will include CLLI codes and NPA/NXXs served.  The map
       will include boundaries of each central office and show major streets and the county boundary.  Permission to reproduce
       within DTI for its internal use is granted without further fee.
       Non-tariffed price.

2.     9-1-1 Selective Router Pro-Rata Fee/trunk                                       $0           $100.77
       This fee covers the cost of selective routing switch capacity per trunk to cover investment to handle the additional capacity without going to the 9-1-1 districts for additional funding.

3.     PS ALI Software                                                              $790.80
       a personal computer software program running on Windows
       3.1(TM)for formatting subscriber records into NENA Verison #2 format to create files for uploading to GTE's ALI Gateway.
       Fee includes software, warranty and 1 800 872-3356 support at no additional cost.

4.     ALI Gateway Service                                                          $135.00          $36.12
       Interface for delivery of ALI records to GTE's Data Base
       Management System.  This provides a computer access port for
       DTI to transmit daily subscriber record updates to GTE for loading into ALI databases.  It includes support at
       1 800 872-3356 at no additional cost.

5.     9-1-1 Interoffice Trunk                                                      Tariff          Tariff
       This is a tariffed offering, to be found in each state's
       Emergency Number Service Tariff.

6.     ALI Database                                                                 Tariff          Tariff
       This is a tariffed offering, to be found in each state's
       Emergency Number Service Tariff.

7.     Selective Router Database per Record Charge                                  Tariff          Tariff
       Fee for each ALI record used in a GTE selective router.
       This is a tariffed offering, to be found in each state's
       Emergency Number Service Tariff.

                                                                                      NRC            MRC
                                                                                      ---            ---
8.     MSAG Copy
       Production of one copy of a 9-1-1 Customer's Master Street Address Guide, postage paid.
       a.    Copy provided in paper format                                          $238.50          $54.00
       b.    Copy provided in flat ASCII file on a 3 1/2" diskette                  $276.00          $36.00

                                   APPENDIX I
             SERVICE ORDERING, PROVISIONING, BILLING AND MAINTENANCE


1.       Service  Ordering,  Provisioning,  and Billing  Systems
         Generally. The following describes generally the operations support systems that GTE will use and the related functions that are available for ordering, provisioning and billing for resold services, interconnection facilities and services and unbundled network elements. Except as specifically provided otherwise in this Agreement, service ordering, provisioning, billing and maintenance shall be governed by the GTE Guide. Before orders can be taken, DTI will provide GTE with its Operating Company Number ("OCN") and Company Code ("CC") as follows:

         (a) The ALEC must provide their OCN (four-digit alpha-numeric assigned by Bellcore or number administrator) on the ALEC Profile. The GTE Guide provides the necessary information for the ALEC to contact Bellcore to obtain the OCN. There are no optional fields on the Profile.

         (b) Before the Local Service Request ("LSR") and Directory Service Request ("DSR") order forms can be processed DTI must provide the OCN and Customer Carrier Name Abbreviation ("CCNA").

1.1      Operations Support Systems for Trunk-Side Interconnection

         1.1.1 DTI will be able to order trunk-side interconnector services and facilities from GTE through a direct electronic interface over the GTE Network Data Mover ("NDM") in a nondiscriminatory manner. Orders for trunk-side interconnection will be initiated by an Access Service Request ("ASR") sent electronically by DTI over the NDM. ASRs for trunk-side interconnection will be entered electronically into GTE's Carrier Access Management System ("CAMS") to validate the request, identify any errors, and resolve any errors back to DTI. CAMS is a family of GTE systems comprised primarily of EXACT/TUF, SOG/SOP, and CABS.

         1.1.2 The use of CAMS to support DTI's requests for trunk-side interconnection will operate in the following manner: GTE will route the ASR through its data center to one of two National Access Ordering Centers ("NACC"). The ASR will be entered electronically into the EXACT/TUF system for validation and correction of errors. Errors will be referred back to DTI. DTI then will correct any errors that GTE has identified and resubmit the request to GTE electronically through a supplemental ASR, without penalty or charge (e.g., order modification charge) to DTI. Similarly, errors committed by GTE subsequent to the receipt of a valid ASR from DTI will be expeditiously identified and corrected by GTE without the need for DTI's submission of a supplemental ASR. GTE then will translate the ASR into a service order for provisioning and billing. In order to convert the ASR into a service order, GTE personnel must apply the necessary elements to provision the service and include the billable elements necessary for GTE to bill DTI for the services provided. This application also requires a determination of the access tandem to end office relationships with the service requested.

         1.1.3 At the next system level, translated service orders will be distributed electronically through the SOG/SOP systems to several destinations. The SOG/SOP system will begin the actual provisioning of the service for DTI. Other GTE provisioning systems are CNAS and ACES. The GTE Database Administrative Group ("DBA") and the Special Services Control Center ("SSCC") will be the two most important destinations at this level. The DBA location will identify codes for the appropriate GTE switch in order to provide the functions required by the ASR. The SSCC will provide the engineering for the facilities over which the services will be handled. Information from these two groups (and others) then will be transmitted electronically to GTE's field service personnel (Customer Zone Technicians or "CZTs") who will establish the trunks and facilities, thus connecting the GTE facilities to a connecting company, if one is required, and to DTI. GTE's CZTs also will contact DTI directly to perform testing, and upon acceptance by DTI, will make the necessary entries into the GTE system to complete the order. The completed orders then will pass to GTE's Carrier Access Billing System ("CABS") which will generate the bill to DTI. The billing process under CABS requires coordination with several other systems.

         1.1.4 Billing for transport and termination services cannot be accomplished without call records from GTE's central office switches. Records of usage will be generated at GTE's end office switches or the access tandems. Call usage records will be transmitted electronically from GTE's switches through GTE's Billing Intermediate Processor ("BIP"). This system will collect the call records, perform limited manipulations to the record and transfer them to a centralized data center where they will be processed through the Universal Measurement System ("UMS") to determine the validity and accuracy of the records. UMS also will sort the records and send them to the CABS billing system, from which GTE will produce a bill and send it to DTI.

1.2      Operations Support Systems for Resold Services and Unbundled Elements

         1.2.1 DTI will also be able to order services for resale and unbundled network elements, as well as interim number portability, directly from GTE through an electronic interface. To initiate an order for these services or elements, DTI will submit a Local Service Request ("LSR") from its data center to GTE's Data Center using the same electronic NDM interface used for trunk-side interconnection. If no NDM interface exists or if DTI chooses to establish a separate NDM interface, DTI must request an NDM facility. For new entrants that elect not to interface electronically, GTE will accommodate submission of LSR orders by facsimile, E-mail, Internet or a dial NDM arrangement. An LSR is very similar to an ASR, except that it will be used exclusively for line-side interconnection requests. GTE will transfer LSRs to GTE's NOMC centralized service order processing center electronically.

         1.2.2     Most LSRs will be used either to transfer an existing
                   GTE customer to DTI or to request service for a new customer who is not an existing GTE customer. Depending on the situation, different information will be required on the LSR. LSRs for a conversion of a GTE local customer to DTI must include information relating to all existing, new and disconnected services for that customer, including the customer's name, type of service desired, location of service and features or options the customer desires. DTI will be able to obtain this customer information after GTE has received the customer's written consent as specified in
                   Article VI.3.3. For service to a new customer who is not an existing GTE customer, the LSR must contain the customer's name, service address, service type, services, options, features and ALEC data. If known, the LSR should include the telephone number and due date/desired due date.

         1.2.3 While DTI would have its own customer information and may have the SAG/GTE products on tape from GTE, DTI would not have the due date or new telephone number for new customers since that information is contained in GTE's systems. Therefore, a process is required to provide this information to DTI. GTE itself does not have uniform access to this information electronically. Until GTE and DTI have agreed and established electronic interfaces, DTI agrees that an 800 number is the method that will be used. The 800 telephone number will connect DTI directly to GTE's NOMC service representatives. When DTI receives a request for basic services from a new local service customer, DTI will call GTE's NOMC through the 800 number, and, while the new customer is on hold, GTE will provide the due date for service and the new telephone number for that customer. At the same time, DTI will give GTE the new customer's name, service address and type of requested service (i.e., R1, B1). GTE will enter that information into its SORCES or SOLAR service ordering systems to be held in suspense until DTI sends the confirming LSR. DTI will then return to its customer holding on the line and provide the due date and new telephone number.

         1.2.4 After concluding the telephone call with the new customer, DTI will complete a confirming LSR for the new service and send it electronically to GTE's data center for processing. Upon receipt, GTE will match the LSR with the service order suspended in GTE's system, and if there is a match, GTE will process the LSR. After the LSR is processed, GTE will transmit confirmation electronically to DTI through the NDM that the LSR has been processed, providing a record of the telephone number and due date. DTI will be required to submit the confirming LSR by 12:00 p.m. each day local time, as defined by the location of the service address. If DTI fails to submit the LSR in a timely manner, the suspended LSR will be considered in jeopardy, at which time GTE will assign a new due date upon receipt of the delayed LSR for such customer requests and notify DTI of the change.

         1.2.5 Number assignments and due date schedules for services other than single line service and hunt groups up to 12 lines will be assigned within approximately twenty-four (24) hours after GTE's receipt of the LSR using the standard Local Confirmation ("LSC") report sent electronically to DTI over the NDM, thereby providing a record of the newly established due date. An exception would be a multi-line hunt group for 12 lines or fewer. The other numbers then will be provided through the normal electronic confirmation process.

         1.2.6 The processing of specifically requested telephone numbers (called "vanity numbers") is as follows. GTE will work with DTI on a real time interface to process vanity numbers while DTI's customer is still on the line. If a number solution can be established expeditiously, it will be done while the customer is still on the line. If extensive time will be required to find a solution, GTE service representatives will work with DTI representatives off line as GTE would for its own customers. For all of this, the basic tariff guidelines for providing telephone numbers will be followed.

         1.2.7 Once the order for line-side interconnection service is established, it is moved for provisioning to the next system level. Here, GTE will validate and process the LSR to establish an account for DTI and, if GTE continues to provide some residual services to the customer, GTE will maintain a GTE account. In GTE's system, GTE's account is called the Residual Account and DTI's account is referred to as DTI Account. If any engineering for the service is necessary, the account would be distributed to the SSCC. Otherwise, it will be distributed for facility assignment.

         1.2.8 With the account established and any engineering and facility assignment complete, GTE then will transmit electronically a record to GTE's CZT field personnel if physical interconnection or similar activity is required. The CZTs will provision the service and then electronically confirm such provision in the SOLAR/SORCES system when completed. The accounts then will be transmitted to GTE's Customer Billing Services System ("CBSS"). GTE shall provide to DTI a service completion report. Call records for actual service provided to DTI's customers on GTE facilities will be transmitted from GTE's switches through some usage rating systems (BIP, UMS), screened and eventually delivered to CBSS for the generation of bills.

         1.2.9 CBSS is a different system than CABS, and it is the one that GTE will utilize to produce the required bills for resold services, unbundled elements and local number portability. CBSS will create a bill to DTI for resold services and unbundled elements along with a summary bill master. Daily unrated records for intraLATA toll usage and local usage (in collect usage data will be provided on rated basis) on DTI's accounts will be generated and transmitted electronically to DTI.

         1.2.10 On resold accounts, GTE will provide usage in EMR format per existing file exchange schedules. The usage billing will be in agreed upon level of detail for DTI to issue a bill to its end users.

         1.2.11 GTE will provide DTI with detailed monthly billing information in a paper format until an agreed upon Electronic Data Interchange 811 electronic bill format is operational.

         1.2.12    State or sub-state level billing will include up to ten
                   (10) summary bill accounts.

         1.2.13 GTE accepts DTI's control reports and agrees to utilize industry standard return codes for unbillable messages. Transmission will occur via the NDM. Tape data will conform to Attachment "A" of the LRDTR. Data will be delivered Monday through Friday except for Holidays as agreed. Data packages will be tracked by invoice sequencing criteria. GTE contacts will be provided for sending/receiving usage files.

         1.2.14 GTE will retain data backup for 45 Business Days. To the extent this retention is exclusively for DTI, DTI shall reimburse GTE for all expenses related to this retention.

         1.2.15 In addition to the LSR delivery process, DTI will distribute directory assistance and directory listing information (together sometimes referred to hereafter as "DA/DL information") to GTE via the LSR ordering process over the NDM. GTE will provide listings service via its "listing continuity" offering.

         1.2.16 Charges and credits for PIC changes ordered via an LSR will appear on the wholesale bill. As DTI places a request for a PIC change via LSR, the billing will be made on DTI account associated with each individual end user. GTE will process all PIC changes from IXCs that are received for DTI end users by rejecting back to the IXC with DTI OCN. Detail is provided so that DTI can identify the specific charges for rebilling to their end user.

         1.2.17 CMDS. The parties provide for the distribution of intraLATA CMDS incollect messages and/or selected local measured service messages as follows:

                   1.2.17.1 Messages to be Screened. GTE receives CMDS I transmissions containing intraLATA incollect messages from the state RBOC CMDS host each business day. Per DTI's request, GTE will screen the incollects by NPA and line number and accumulate the Collect, Third Number Billed and Credit Card (collectively called incollects) messages in a data file. The screening will be for end users who have chosen DTI as their local service provider through a Resale or Unbundled Network arrangement. The screened incollect messages and any Local Measured Service (LMS) usage will be accumulated and forwarded to DTI. The Parties will mutually agree on the frequency of the data exchange and the method of transmission (i.e., magnetic tape or direct electronic transmission). GTE will forward the screened messages in the industry standard EMR format. GTE intraLATA toll messages that are recorded by GTE and dialed on a one plus or zero plus basis are not part of this section and will not be screened.

                   1.2.17.2 Compensation. GTE will bill DTI monthly for all services related to the screening, accumulating, processing and transmitting of incollect messages and LMS usage, if applicable, at a reasonable and mutually agreeable charge. In addition, any message processing fee associated with DTI's incollect messages that are charged to GTE by the CMDS Host will be passed on to DTI on the monthly statement. All revenue, surcharges, taxes and any other amounts due to the CMDS Host for DTI's incollect messages will be billed on the monthly statement. It is DTI's responsibility to bill and collect all incollect and LMS amounts due from its end users. The incollect and LMS revenue amounts that are listed on the monthly invoice are payable to GTE in total. The Parties agree that the arrangement for invoicing the incollect and LMS revenue amounts due GTE is not a settlement process with DTI.


                   1.2.17.3 Administration. The Parties agree to develop a process whereby DTI's end user information is available in a timely manner to allow GTE to build tables to screen the CMDS incollect files and LMS files on behalf of DTI.

         1.2.18 Backbilling. GTE shall bill DTI on a timely basis. In no case shall GTE bill DTI for previously unbilled charges that are for more than one year prior to the current bill date.

1.3      Order Processing.

         1.3.1 Order Expectations. DTI agrees to warrant to GTE that it is a certified provider of telecommunications service. DTI will document its Certificate of Operating Authority on DTI Profile and agrees to update this DTI Profile as required to reflect its current certification. The Parties agree to exchange and to update end user contact and referral numbers for order inquiry, trouble reporting, billing inquiries, and information required to comply with law enforcement and other security agencies of the government. The Parties also agree to exchange and to update internal order, repair and billing point of contacts. Prior to submitting an order under this Agreement, DTI shall obtain such documentation as may be required by state and federal laws and regulations.

         1.3.2 GTE shall provide DTI with a specified customer contact center for purposes of placing service orders and coordinating the installation of services. These activities shall be accomplished by telephone call or facsimile until electronic interface capability has been established. The Parties adopt the OBF LSR and DSR forms for the ordering, confirmation and billing of resale and unbundled services. The Parties adopt the OBF ASR forms for the ordering, confirmation and billing of trunk-side interconnection.

         1.3.3 GTE will process such service orders during normal operating hours, at a minimum on each Business Day between the hours of 8 a.m. to 8 p.m. Eastern Time and shall implement service orders within the same time intervals used to implement service orders for similar services for its own users.

         1.3.4 GTE will provide current GTE customer proprietary network information (name, address, telephone number and description of services provided by GTE including PIC and white page directory listing information) as provided in
                   Article VI, Section 3. The return of customer information will be via facsimile or via electronic transmission.

         1.3.5 Transfer Between Local Service Providers - GTE will provide a displacement/out service report to a Local Service Provider (LSP) whenever an end user leaves that LSP and procures service from another LSP. When DTI end user changes to another LSP, GTE will notfiy DTI when such activity occurs the day after completion or within 48 hours of such disconnect.

2.       Maintenance Systems.

2.1      General Overview

         2.1.1 If DTI requires maintenance for its local service customers, DTI will initiate a request for repair (sometimes referred to as a "trouble report") by calling GTE's Customer Care Repair Center. During this call, GTE service representatives will verify that the end-user is DTI customer and will then obtain the necessary information from DTI to process the trouble report. While DTI representatives are still on the line, GTE personnel will perform an initial analysis of the problem and remote line testing for resale services. If engineered services are involved, the call will be made to the GTE SSCC for handling. If no engineering is required and the line testing reveals that the trouble can be repaired remotely, GTE personnel will correct the problem and close the trouble report while DTI representatives are still on the line. If on-line resolution is not possible, GTE personnel will provide DTI representatives a commitment time for repair, and the GTE personnel then will enter the trouble ticket into the GTE service dispatch queue. DTI's repair service commitment times will be within the same intervals as GTE provides to its own end users. Maintenance and repair of GTE facilities is the responsibility of GTE and will be performed at no incremental charge to DTI. If, as a result of DTI-initiated trouble report, trouble is found to be the responsibility of DTI (e.g., non-network cause) GTE will charge DTI for trouble isolation. DTI will have the ability to report trouble for its end users to appropriate trouble reporting centers 24 hours a day, 7 days a week. DTI will be assigned a customer contact center when initial service agreements are made.

         2.1.2 Repair calls to the SSCC for engineered services will be processed in essentially the same manner as those by the GTE Customer Care Center. GTE personnel will analyze the problem, provide DTI representative with a commitment time while they are still on the line, and then place the trouble ticket in the dispatch queue.

         2.1.3 GTE then will process all DTI trouble reports in the dispatch queue along with GTE trouble reports in the order they were filed (first in, first out), with priority given to out-of-service conditions. If, at any time, GTE would determine that a commitment time given to DTI becomes in jeopardy, GTE service representatives will contact DTI by telephone to advise of the jeopardy condition and provide a new commitment time.

         2.1.4 Trouble reports in the dispatch queue will be transmitted electronically to GTE CZT service technicians who will repair the service problems and clear the trouble reports. For cleared DTI trouble reports, GTE service technicians will make a telephone call to DTI directly to clear the trouble ticket. GTE service technicians will make the confirmation call to the telephone number provided by DTI. If DTI is unable to process the call or places the GTE technician on hold, the call will be terminated. To avoid disconnect, DTI may develop an answering system, such as voice mail, to handle the confirmation calls expeditiously.

         2.1.5 GTE will provide electronic interface access to operation support systems functions which provide the capability to initiate, status and close a repair trouble ticket. GTE will not provide to DTI real time testing capability on DTI end user services. GTE will not provide to DTI an interface for network surveillance (performance monitoring).

         2.1.6 GTE will resolve repair requests by or for DTI local service customers using GTE's existing repair system in parity with repair requests by GTE end users. GTE will respond to service requests for DTI using the same time parameters and procedures that GTE uses. DTI then would call GTE's Customer Care Center or SSCC while the customers were on hold.

2.2      Network Management Controls.

         2.2.1 Network Maintenance and Management. The Parties will work cooperatively to install and maintain a reliable network.

         2.2.2 Neither Party shall be responsible to the other if necessary changes in network configurations render any facilities of the other obsolete or necessitate equipment changes.

         2.2.3 Network Management Controls. Each Party shall provide a 24-hour contact number for Network Traffic Management issues to the other's network surveillance management center. A fax number must also be provided to facilitate event notifications for planned mass calling events. Additionally, both Parties agree that they shall work cooperatively that all such events shall attempt to be conducted in such a manner as to avoid degradation or loss of service to other end users. Each

                   Party shall maintain the capability of respectively implementing basic protective controls such as "Cancel To" and "Call Gap."

3. Electronic Interface. The Parties shall work cooperatively in the implementation of electronic gateway access to GTE operational support systems functions in the long-term in accordance with established industry standards. DTI shall compensate GTE for the full costs including but not limited to design, development, testing, implementation and deployment, for access to GTE's Operational Support System functions. Where subsequent parties request use of GTE's operation support systems, cost recovery for such electronic interface systems shall be allocated among all requesting users.

3.1 DTI shall have immediate access to the following OSS electronic interfaces that will provide functionality to enable DTI to service customers in an equal and non-discriminatory manner:

         3.1.1 Pre-Order functions, e.g., TN Assignment, DD Reservation, Address Validation, Product Availability, that are available on a dial-up or dedicated basis using the Secure Integrated Gateway System (SIGS).

         3.1.2 Order functions that are available on a dial-up or dedicated basis using CONNECT: Mail file transfer.

         3.1.3 Repair functions, e.g., trouble report repair functions, to allow DTI to determine status and close trouble reports.

         3.1.4 Electronic transfer of DTI bill in electronic data 811 format.

3.2 DTI may migrate to fully interactive system to system interconnectivity. GTE, with input from DTI and other carriers, shall provide general interface specifications for electronic access to this functionality. These specifications will be provided to enable DTI to design system interface capabilities. Development will be in accordance with applicable national standards committee guidelines. Such interfaces will be available as expeditiously as possible.

3.3 All costs and expenses for any new or modified electronic interfaces exclusively to meet DTI requirements that GTE determines are technically feasible and GTE agrees to develop will be paid by DTI. Costs for development of systems intended for common use by competing carriers will be assessed based on a mutually agreed method of cost recovery.

3.4 DTI shall be responsible for modifying and connecting any of its pre-ordering and ordering systems with GTE provided interfaces as described in this Appendix.

4. GTE Initiated Electronic System Redesigns. GTE will not charge DTI when GTE initiates its own electronic system redesigns/reconfigurations.

                                   APPENDIX J
                                  SS7 SERVICES


                                   ARTICLE 1.
                                   DEFINITIONS

In addition to the definitions contained elsewhere in the Agreement to which this Appendix J is attached and made a part, for purposes of this Appendix J the following terms shall have the following meanings.

1.1 "A" Link: An access signaling link that connects SPs and/or SSPs to STPs.

1.2 "B" Link: A bridge signaling link that connects two (2) sets or pairs of STPs, not the STPs within a mated pair, but on the same hierarchical level.

1.3 Compatibility Testing: Certification testing performed by representatives of GTE and DTI to ensure proper interconnection of CCS network facilities for accurate transmission of system signals and messages. This certification testing shall be performed in accordance with the following ANSI documents:

              T1.234 Telecommunications - Signaling System Number 7 (SS7) - MTP Levels 2 and 3 Compatibility Testing (ATIS)
              T1.235 Telecommunications - Signaling System Number 7 (SS7) - SCCP Class 0 Compatibility Testing (ATIS)
              T1.236 Telecommunications - Signaling System Number 7 (SS7) - ISDN User Part Compatibility
              Testing (ATIS)

1.4      Service:  The service described in Article 2 of this Appendix.

1.5 Signaling Link: An end-to-end high-capacity data link (56 kbps) that transmits supervision and control signals from one network SS7 node to another in a CCS network. The link type identifies the functionality of the signaling link sets. The two link types associated with the Service are "a" Links and "B" Links.

1.6      Signaling Point Code (SPC): A code that identifies the
         Signaling Point address in the CCS network. Signaling Point Codes consist of three (3) segments of three (3) digits each, identifying the network ID, network cluster, and cluster member, respectively.

1.7 Signaling Point of Interface (SPOI): The point at which GTE hands off signaling information to DTI.

                                   ARTICLE 2.
                               SERVICE DESCRIPTION

2.1 Provision. Subject to the terms and conditions of this Appendix, GTE agrees to provide the Service to DTI.

2.2 Interconnection. This Agreement is for DTI's interconnection with GTE at GTE's _____________ STPs to support local exchange services. DTI shall not submit signaling messages in support of interexchange services.

2.3      Service.  The "Service" consists of the following:

         (a) Interconnection of GTE's CCS/SS7 network to DTI's CCS/SS7 network is via an "a" Link connection between DTI's SP or SSP and GTE's STP. The "a" Link connection is made by a dedicated 56 kbps channel between the SP or SSP and the STP.
              Any connection from an SSP or an SP to an STP pair will have a link to each individual STP (i.e., two (2) links). DTI and GTE shall mutually agree upon the location of the SPOI.

         (b) Interconnection of GTE's CCS/SS7 network to DTI's CCS/SS7 network via a "B" Link connection between DTI's STPs and GTE's STPs. The "B" Link connection is a dedicated 56 kbps channel. Connections between two (2) pairs of STPs will have four (4) connections; i.e., one (1) link from each individual STP to each individual STP. DTI and GTE shall mutually agree upon the location of the SPOI.

         (c) Local and IntraLATA call set-up signaling, allowing DTI to use the out-of-band trunk signaling provided by GTE's CCS/SS7 network to carry its calls on the intraLATA toll network.

         (d) The Service shall include access to: (1) all switching systems served by a given STP which have been converted to SS7 signaling, including switching systems owned by other local service providers; (2) databases directly connected to a given STP, with the exception of 800/888 databases which can be accessed through any STP; (3) other local service provider STPs on an intraLATA basis; and (4) other Third Party local service provider STPs on an intraLATA basis.

         (e) It is the responsibility of DTI to populate the "privacy indicator" portion of all SS7 signaling messages forwarded to GTE's network. GTE agrees to deliver the information forwarded by DTI in the SS7 signaling message. DTI, by entering into this Agreement, agrees to deliver "privacy indicator" information forwarded by GTE in its signaling message.

         (f) DTI acknowledges that call set-up times may be greater when DTI employs intermediate access tandems (IATs) in its network.

         (g) If selected on the order form attached to this Appendix, the Service shall also include IXC call set-up signaling service
              (ISUP) as described in Article 2.4 of this Appendix. Additional charges as set forth in Exhibit A shall apply.

2.4      ISUP Service Charge. This is an optional service that allows
         DTI to utilize SS7 signaling to an SS7 capable interexchange carrier
         (IXC) for Feature Group D access service and other intraLATA interexchange services. The ISUP service is a monthly charge.

         (a) The rate for ISUP signaling is per connection in situations when GTE does not provide any underlying call messages for DTI on GTE's network trunks. The rate for ISUP signaling is shown in Exhibit a.

         (b) Where GTE has a mated pair of STPs and has CCS/SS7 interconnection facilities to an IXC within the same LATA, for interexchange telecommunications services, GTE shall provide call set-up signaling between DTI and the IXC.

         (c) DTI agrees to provide to GTE such information as deemed necessary by GTE for network planning in connector with this offering and as may be requested by GTE from time to time.

         (d) DTI must provide the Signaling Point Codes of the IXCs for which it is providing call setup via GTE's SS7 signaling network, so that GTE screening and translation tables can be updated.

2.5 Technical Specifications. The technical specifications for the Services described above are defined in Bellcore TR-TSV-000905. GTE will provide SS7 via OR-394-SS7 and/or OR-317-SS7 format(s).

2.6 Other Services. If DTI desires to order SS7-related services other than the Service, such services will be governed by separate agreements.

2.7
         Applicable Traffic. The Service applies to the traffic of DTI and its subtending LECs only. DTI must provide GTE with thirty (30) calendar days' written notice and a letter of agency before the traffic of any party other than DTI or its subtending LECs may be transmitted through DTI's facilities on to GTE's SS7 network.

                                   ARTICLE 3.
                             MANNER OF PROVISIONING

3.1 Link Facilities. The link facilities to GTE STPs in the same LATA can be either:

         (a) "a" Link sets from DTI's SP or SSP. A minimum of two (2) links is required, one (1) from the SP or SSP to each STP; or,

         (b) "B" Link sets from DTI's STPs that are connected to GTE's mated pairs of STPs. A minimum of four (4) links is required between the two (2) pairs of STPs.

3.2 Port Termination. An STP port termination is required for each 56 kbps access link utilized for the Service. STP locations are set forth in the National Exchange Carrier Association, Inc. (NECA) Tariff, F.C.C. No. 4.

3.3 Signaling Point Codes. GTE shall install all applicable Signaling Point codes for each signaling link at each of GTE's interconnecting STPs.

3.4 Protocol. GTE shall provision the Service in accordance with ANSI T1.226 Telecommunications Operations, Administration, Maintenance, and Provisioning (OAM&P) -Management of functions for Signaling System No. 7 (SS7) Network Interconnections (ATIS) with the exception of references to OMAP protocol elements. The Service cannot be established until Compatibility Testing has been successfully completed between DTI and GTE.

3.5 56 kbps Channel. Unless DTI elects to provide such links, GTE shall provide two (2) or four (4) 56 kbps circuits as link facilities at rates set forth in Article 4 herein. If approved by GTE, DTI may utilize a 56 kbps channel of an intraLATA DS1 (1.544 mbps) facility, which is in place at the time of ordering, as an "A" Link or a "B" Link, for the STP access connection between the SPOI and GTE's STP. WHEN THIS OPTION IS CHOSEN, DTI UNDERSTANDS AND ACCEPTS THAT THE SERVICE PERFORMANCE STANDARDS AS OUTLINED IN BELLCORE DOCUMENT TR-TSV-000905 MAY NOT BE MET IN THE PROVISION OF THE TOTAL SERVICE. If such a channel is not utilized, DTI must order DS1 (1.544 Mbps) service.

3.6 Multiplexing. Where technically required, GTE shall provide multiplexing arrangements to DTI at no charge.

3.7 Diversity. Where technically feasible and not unreasonably economically burdensome, GTE agrees to allow interoffice and intraoffice diversity.

                                   ARTICLE 4.
                                RATES AND CHARGES

4.1 Payment. DTI agrees to pay to GTE for the Service at the rates and charges set forth in Exhibit A attached to this Appendix and made a part hereof.

4.2 Period. Subject to Article 4.3 below, the rates and charges shall remain in effect and are firm for a period of twelve (12) months from the effective date of this Appendix. Thereafter, GTE shall give DTI sixty (60) calendar days' notice of any price change. If the new prices are not acceptable to DTI, DTI may terminate this Appendix upon thirty (30) calendar days' advance written notice without penalties for either Party.

4.3 Rate Basis. The rates are based upon rates and charges reflected in GTE's approved CCS/SS7 interconnection tariffs. To the extent that tariff rates are adjusted, rates and charges for similar rate elements in this Appendix will be adjusted accordingly on the date the new tariff rates become effective. If a state or federal regulatory agency requires, or GTE elects, to offer the Service by tariff, the tariff shall supersede this Appendix. If the Service becomes tariffed, DTI has the right to terminate this Appendix upon sixty (60) calendar days' advance written notice effective on the effective date of such tariff, without penalty to either Party.

4.4 Mileage. Mileage is calculated on the airline distance between the locations involved, using the V&H coordinates method, as set forth in the National Exchange Carrier Association, Inc. Tariff, F.C.C. No. 4.

4.5 Rates and Charges. Rates and charges for each component of the Service are described as follows:

         (a) "A" Link connection - Charges for the "a" Link connection to GTE's CCS/SS7 network consist of the STP port termination charges.

              (1) The STP port termination charges are for the termination of a 56 kbps channel at each STP from DTI's SSP or SP.

              (2)  DTI will lease facilities between its SSPs/SPs and GTE's
                   STPs.

         (b) "B" Link connection - Charges for the "B" Link connection to GTE's CCS/SS7 network consist of the STP port termination charges.

              (1) The STP port termination charges are for the termination of a 56 kbps channel at each STP from DTI's STPs.

              (2) DTI and GTE shall mutually agree upon the rates for "B" Link interconnections within thirty (30) calendar days of the execution of this Agreement.

         (c) STP Interconnection nonrecurring charge - STP interconnection nonrecurring charge shall apply for each "A" Link and "B" Link interconnection to GTE's SS7 network.

4.6 Rearrangement. Charges for rearrangement of the Service that are not specifically addressed will be determined by GTE on an individual case basis.

4.7 Applicable Traffic. The rates apply only to the traffic of DTI and its subtending LECs. Any traffic from any other party will be subject to additional charges.


                                   ARTICLE 5.
                              ORDERING THE SERVICE

5.1      Order. To order the Service, DTI shall submit a completed
         CCS/SS7 Order Form to GTE. DTI may change its Service order by submitting a new Order Form which shall be effective when executed by both Parties. Service shall be implemented for DTI thirty (30) calendar days after the execution of this Agreement by both Parties.

5.2 Port Terminations. GTE shall reserve STP port terminations only upon receipt of a fully executed copy of this Agreement and the Order Form referred to in this Appendix. GTE shall reserve ports on a first come, first served basis. Should DTI fail to use a port within sixty
         (60) Business Days of availability, GTE may reassign the port and, DTI must resubmit an Order Form for interconnection.

                                   ARTICLE 6.
                             RESPONSIBILITIES OF GTE

6.1 Managing the Network. GTE is responsible for managing the network provided by GTE as part of the Service and applying protective controls which it can invoke as a result of occurrences including, but not limited to, failure or overload of GTE or DTI facilities due to natural disasters, mass calling or national security demands.

6.2 Performance Standards. GTE is responsible for meeting service performance standards as outlined in Bellcore TR-TSV-000905 except as otherwise provided herein.

6.3      Invoice. GTE shall include with the monthly invoice such data
         GTE and DTI mutually agree is necessary for DTI to verify the accuracy of the billing it receives from GTE for the Service.

                                   ARTICLE 7.
                            RESPONSIBILITIES OF DTI

7.1 Signaling Link. DTI shall provision the signaling links from its premises to the SPOIs in a manner technically compatible to the GTE network.

7.2 Privacy Indicator. DTI shall populate the "privacy indicator" portion of the CCS/SS7 initial address message forwarded to GTE's network for call processing.

7.3 Accuracy of Information. DTI shall verify the accuracy of information provided by DTI concerning the Service ordered by DTI.

7.4 Forecast. DTI shall furnish to GTE, at the time the Service is ordered and annually thereafter, an updated three year forecast of usage for the 56 kbps channel and the STP port termination for each STP pair. The forecast shall include total annual volume and busy hour busy month volume. GTE shall utilize the forecast in its own efforts to project further facility requirements.

7.5      Changes. DTI agrees to inform GTE in writing at least thirty
         (30) Business Days in advance of any change in its use of the Service that alters by ten percent (10%) or more for any thirty (30) day period the volume of signaling transactions to be forwarded to GTE's CCS/SS7 network. DTI will provide the reason for the change in volume by individual SS7 service.

                                   ARTICLE 8.
                             SIGNALING POINT CODES

8.1      Interconnection. DTI may utilize either the GTE CCS/SS7 network
         SPC or its own SPC for interconnection purposes when interconnecting its SPs or SSPs at the "A" Link level. DTI shall utilize its own SPC when interconnecting its STP at the "B" Link level. DTI agrees to obtain its own initial SPC if it has short or long range plans to provide its own STPs.

8.2 SPC. When the SPC is utilized, GTE shall be responsible for DTI code assignment. When DTI obtains its own SPC, DTI shall be responsible for code assignments and shall be responsible for notifying GTE and other CCS/SS7 network providers of such assignments.

8.3 SPC Change. Due to the complexities and potential DTI signaling network downtime required for changing working SPCs, DTI agrees to give GTE a written notice of an SPC change as soon as possible but no later than thirty (30) Business Days prior to the effective date of the SPC change.

                                   ARTICLE 9.
                                MONTHLY BILLING

Billing statements shall be rendered monthly by GTE to DTI. The monthly charge shall be the total of all monthly rate element charges associated with the Service. Payment to GTE for bills rendered to DTI shall be due thirty (30) calendar days after receipt of the invoice and DTI agrees to pay all billed amounts. Beginning the day after the due date of the bill, interest charges of twelve per cent (12%) per annum or the maximum allowed by law, whichever is less, shall be added to DTI's bill. Payments shall be applied to the oldest outstanding amounts first.

                                  ARTICLE 10.
                         LIABILITY AND INDEMNIFICATION

10.1 Release from Liability. Each Party releases the other from any liability for loss or damage arising out of errors, interruptions, defects, failures, delays, or malfunctions of the Service, including any and all associated equipment and data processing systems, not caused by gross negligence or willful misconduct. Any losses or damages for which either Party is held liable under this Agreement shall in no event exceed the amount of the charges for the Service during the period beginning at the time notice of the error, interruption, defect, failure, or malfunction is received, to the time Service is restored.

10.2     Limitation of Liability. IN ADDITION TO THE LIMITATION OF
         LIABILITY SET FORTH AT SECTION 24.4 OF ARTICLE III OF THE AGREEMENT, NEITHER PARTY SHALL BE LIABLE FOR ANY LOSS OF REVENUE OR PROFIT OR FOR ANY LOSS OR DAMAGE ARISING OUT OF THIS AGREEMENT OR OUT OF THE USE OF THE CCS OR ANY OF THE SERVICES PROVIDED UNDER THIS AGREEMENT THAT IS SUFFERED BY THE OTHER PARTY, WHETHER ARISING IN CONTRACT, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE AND WHETHER OR NOT INFORMED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE. NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES.

10.3 Third Parties. Each Party agrees to release, defend, indemnify, and hold harmless the other Party from and against any and all losses, damages, or other liability, including reasonable attorneys' fees, that it may incur as a result of claims, demands, wrongful death actions, or other suits brought by third parties, arising out of the use of the Service and resulting from the gross negligence or willful misconduct by the indemnifying Party, its employees, agents, or contractors in the performance of this Agreement. In addition, to the extent that the Parties' interests do not conflict, DTI shall defend GTE against all end users' claims just as if DTI had provided such service to its end users with its own employees. In any event, DTI shall assert its tariff limitation of liability for the benefit of both GTE and DTI.

10.4 Infringement. Each Party agrees to release, defend, indemnify, and hold harmless the other Party from and against any claim, demands or suit that asserts any infringement or invasion of privacy or confidentiality of any person(s), caused or claimed to be caused, directly or indirectly, by the indemnifying Party's employees or equipment associated with provision of the Service. This includes, but is not limited to, suits arising from disclosure of any customer-specific information associated with either the originating or terminating numbers used to provision the Service.

10.5     No Warranties. IN ADDITION TO THE DISCLAIMER SET FORTH AT
         SECTION 24.3 OF ARTICLE III OF THE AGREEMENT, NEITHER GTE NOR DTI MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER OR TO ANY THIRD PARTY CONCERNING THE SPECIFIC QUALITY OF ANY SERVICES PROVIDED UNDER OR IN CONNECTION WITH THIS APPENDIX, THAT THE SERVICES PROVIDED UNDER THIS APPENDIX WILL BE ERROR FREE OR THAT THE FACILITIES WILL OPERATE WITHOUT INTERRUPTION. GTE AND DTI DISCLAIM, WITHOUT LIMITATION, ANY WARRANTY OR GUARANTEE OF MERCHANTABILITY OR FITNESS FOR a PARTICULAR PURPOSE, ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR FROM USAGES OF TRADE.

                                   ARTICLE 11.
                              RESERVATION OF RIGHTS

11.1 Rights Reserved. By entering into this Appendix to the Agreement, neither Party waives, releases or compromises any rights it may have to argue, in any federal or state regulatory proceeding (or in any judicial appeal following such a proceeding), in support of, or in opposition to any position, including but not limited to: (a) Accounting for deregulated (or detariffed) data base services; (b) removal from regulated accounts of expenses and investment associated with deregulated (or detariffed) data base services; and (c) any other issue pertinent to regulation or deregulation of costs which were, are now, or may in the future be, associated with the provisions of data base services. Each Party expressly reserves all its rights in connection with such matters.

                                    EXHIBIT A

                                RATES AND CHARGES

                             for Interconnection at
                         GTE's ________-_______,____ STP

                                                                          Rates & Charges
                        Rate Element                                Nonrecurring                Monthly
-------------------------------------------------------------------------------------------------------

1.        STP Port Termination for an "A" Link Per Port               $ 57.00                   $537.00
2.        STP Port Termination for a "B" Link Per Port                $ 57.00                   $537.00
3.        56 Kbps Digital Facility                                                              $2.25
          Dedicated Switched Access Transport
          Per Airline Mile
4.        56 Kbps Dedicated Switched Access Line                      $100.00                   $76.02
5.1.      544 Mbps (DS1) High Capacity Digital                                                  $20.12
          Facility
          Dedicated Switched Access Transport
          Per Airline Mile
6.        1.544 Mbps (DS1) Dedicated Switched Access                  $1500.00                  $297.71
          Line
7.        Facility Charge for "B" Links                               Depends negotiated
                                                                      interconnection agreement
8.        ISUP Charge per Interconnection                                                       $500.00
8.1       For ISUP Service an additional SCP charge shall apply per interconnection.

                                                APPENDIX K
                                        POLE ATTACHMENT AGREEMENT
1.       Parties.

         This agreement (Agreement) is between GTE SOUTHWEST INCORPORATED, a State of ______ corporation having its principal office at _______ ("GTE"), and DIGITAL TELEPORT, INC., a corporation of the State of ________, having its principal office at______________ ("Licensee").

2.       Definitions.

2.1 "GTE's poles" or "GTE pole(s)" means a pole or poles solely owned by GTE, jointly owned by GTE and another entity, and space on poles obtained by GTE through arrangements with the owner(s) thereof.

2.2 "Telecommunications Services" means the offering of telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

2.3 "Cable Television Services" means the transmission to subscribers of off-the-air pickup of broadcast signals or the transmission, without separate charge, of locally originated closed circuit television to the subscribers of off-the-air service.

2.4 "Attachments" means the equipment reasonably required by Licensee to provide its Telecommunications Services or Cable Television Services that is placed on GTE's poles.

2.5 "Make-Ready Work" means all work, including, but not limited to, rearrangement, removal, or transfer of existing attachments, placement, repair, or replacement of poles, or any other changes required to accommodate the Licensee's Attachments on a pole.

2.6 "Hazardous Materials" means (i) any substance, material or waste now or hereafter defined or characterized as hazardous, extremely hazardous, toxic or dangerous within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar law, ordinance, statute, rule or regulation of any governmental body or authority, (ii) any substance, material or waste now or hereafter classified as a contaminant or pollutant under any law, ordinance, statute, rule or regulation of any governmental body or authority or (iii) any other substance, material or waste, the manufacture, processing, distribution, use, treatment, storage, placement, disposal, removal or transportation of which is now or hereafter subject to regulation under any law, ordinance, statute, rule or regulation of any governmental body or authority.

2.7 "Attachment Fee" means the fee assessed per pole and paid by Licensee to place Attachments on GTE's poles.

3.       Purpose.

3.1 Licensee represents to GTE that Licensee has a need to occupy, place and maintain Attachments on GTE's poles for the purpose of providing Telecommunications Services.

3.2 GTE agrees to permit Licensee to occupy, place and maintain its Attachments on such GTE poles as GTE may allow pursuant to the terms of this Agreement.

4.       Grant of License.

         GTE grants to Licensee and Licensee accepts from GTE a non-exclusive revocable license to occupy, place and maintain in a designated space on specified GTE poles Licensee's Attachments on the terms and conditions set forth herein. Licensee shall have no further right, title, or other interest in connection with GTE's poles. GTE shall have the right to grant, renew or extend privileges to others not parties to this Agreement to occupy, place or maintain Attachments on or otherwise use any or all GTE poles. Nothing herein is intended to, nor should it be construed to require GTE to construct or modify any facilities not needed for its own service requirements. GTE grants this license in reliance on the representation of Licensee that Licensee intends to provide Telecommunications Services with the Attachments covered by this Agreement.

5.       Term.

         Subject to the termination provisions contained in this Agreement, the term of this Agreement shall be two (2) years from the effective date referenced in the first paragraph of this Agreement and shall continue in effect for consecutive one (1) year terms until either Party gives the other Party at least ninety (90) calendar days written notice of termination, which termination shall be effective at the end of the then-current term. In the event notice is given less than ninety (90) calendar days prior to the end of the current term, this Agreement shall remain in effect for ninety (90) calendar days after such notice is received, provided, that in no case shall the term be extended beyond ninety (90) calendar days after the end of the current term.

6.       Pole Attachment Requests (PARs).

6.1 Licensee shall submit a written Pole Attachment Request ("PAR") to GTE identifying the GTE poles upon which it desires to place Attachments. Each PAR shall be in a form specified by GTE and may be revised from time to time by GTE. All PARs submitted to GTE shall be processed on a first come, first served basis. GTE, in its sole judgment, will determine the availability of space on the GTE pole(s) specified in the PAR and will provide its response to the PAR within thirty (30) Business Days of its submission. Upon approval of the PAR, GTE shall return one copy thereof to Licensee bearing an endorsement acknowledging GTE's authorization. All Attachments placed on GTE's poles pursuant to an approved PAR shall become subject to all of the terms and conditions of this Agreement. Licensee may submit subsequent PARs for approval by GTE as needed. GTE is under no obligation to provide general information respecting the location and availability of GTE poles, except as may be necessary to process a PAR. No Attachment shall be placed on any GTE pole identified in a PAR until that PAR has been approved by GTE.

6.2      Licensee shall pay GTE a fee for processing a PAR to compensate
         GTE for the general administrative costs as well as the actual engineering costs reasonably incurred. The fee for engineering costs shall be computed by multiplying the fully loaded hourly rate for an engineer times the number of hours reasonably required by each engineer to inspect the GTE poles included in the PAR. GTE will charge its then current rates for administrative and engineering costs, as may be changed from time to time by GTE to remain consistent with prevailing costs.

6.3 Upon receiving an approved PAR, Licensee shall have the right, subject to the terms of this License, to place and maintain the facilities described in the PAR in the space designated on the GTE poles identified therein.

6.4      In the event Make-Ready Work is necessary to accommodate
         Licensee's Attachments, GTE shall notify Licensee of such fact and provide Licensee with a good faith estimate of the total cost of such Make-Ready Work needed to accommodate Licensee's Attachments. Within fifteen (15) days after receiving such notice from GTE, Licensee shall notify
         GTE either (1) that Licensee shall pay all of the costs actually incurred to perform the Make-Ready Work and shall pay the total estimated amount to GTE at least ten (10) days prior to the date the Make-Ready Work is to begin or (2) that it desires to cancel its PAR.

6.5 GTE shall not be responsible to Licensee for any loss sustained by Licensee by reason of the refusal or failure of any other party with attachments on GTE's poles to rearrange or modify its attachments as may be required to accommodate Licensee's Facilities.

6.6 Licensee is not authorized and shall have no right to place facilities on any GTE pole unless that GTE pole is identified in an approved PAR.

7. Availability of Information Regarding Space on Poles. GTE will provide information regarding the availability of pole space within thirty (30) Business Days of a written request by Licensee. Because GTE will endeavor to determine available space as quickly as possible, a shorter interval may be experienced for requests of a limited scope where physical field verification is not necessary. In the event the thirty (30) Business Day time frame cannot be met, GTE shall so advise Licensee and shall seek a mutually satisfactory alternative response date. No representation regarding the availability of space shall be made in the absence of a physical field verification.

8.       Authority to Place Attachments.

8.1 Before Licensee places any Attachments on GTE's poles pursuant to an approved PAR, Licensee shall submit evidence satisfactory to GTE of its authority to erect and maintain the facilities to be placed on GTE's poles within the public streets, highways and other thoroughfares or on private property. Licensee shall be solely responsible for obtaining all rights-of-way, easements, licenses, authorizations, permits and consents from federal, state and municipal authorities or private property owners that may be required to place Attachments on GTE's poles. In the event Licensee must obtain any additional easements, permits, approvals, licenses and/or authorizations from any governmental authority or private individual or entity in order to utilize GTE's poles under an approved PAR, GTE shall, upon Licensee's request, provide written confirmation of its consent to Licensee's utilization of poles in a particular location in accordance with this Agreement, if needed by Licensee to obtain such additional approvals or authorizations. GTE shall also provide maps or drawings of its facilities' locations to the extent reasonably required by such governmental authority or private individual or entity for purposes of considering or granting Licensee's request to it for authority or approval.

8.2 GTE shall not unreasonably intervene in or attempt to delay the granting of any rights-of-way, easements, licenses, authorizations, permits and consents from federal, state or municipal authorities or private property owners that may be required for Licensee to place its Attachments on GTE's poles.

8.3 If any right-of-way, easement, license, authorization, permit or consent obtained by Licensee is subsequently revoked or denied for any reason, Licensee's permission to attach to GTE's poles shall terminate immediately and Licensee shall promptly remove its Attachments. Should Licensee fail to remove its Attachments within one hundred twenty (120) days of receiving notice to do so from GTE, GTE shall have the option to remove all such Attachments and store them in a public warehouse or elsewhere at the expense of and for the account of Licensee without GTE being deemed guilty of trespass or conversion, and without GTE becoming liable for any loss or damages to Licensee occasioned thereby. All costs incurred by GTE to remove Licensee's Attachments shall be reimbursed to GTE by Licensee upon demand.

8.4 Upon notice from GTE to Licensee that the cessation of the use of any one or more of GTE's poles is necessary for reasons of safety or has been directed by any federal, state or municipal authority, or private property owner, permission to attach to such pole or poles shall terminate immediately and Licensee promptly shall remove its Attachments. Should Licensee fail to remove its Attachments within the time frame provided by the requesting or directing party or one hundred twenty (120) days of receiving notice to do so from GTE, whichever is less, GTE shall have the option to remove all such Attachments and store them in a public warehouse or elsewhere at the expense of and for the account of Licensee without GTE being deemed guilty of trespass or conversion, and without GTE becoming liable for any loss or damages to Licensee occasioned thereby. All costs incurred by GTE to remove Licensee's Attachments shall be reimbursed to GTE by Licensee upon demand by GTE.

9.       Placement of Attachments.

9.1 Licensee shall, at its own expense, place and maintain its Attachments on GTE's poles in accordance with (I) such requirements and specifications as GTE shall from time to time prescribe in writing, (ii) all rules or orders now in effect or that hereafter may be issued by any regulatory agency or other authority having jurisdiction, and (iii) all currently applicable requirements and specifications of the National Electrical Safety Code, and the applicable rules and regulations of the Occupational Safety and Health Act. Licensee agrees to comply, at its sole risk and expense, with all specifications included in Exhibits __ through __ hereto, as may be revised from time to time by GTE.

9.2 Licensee's Facilities shall be tagged at maximum intervals of 300 feet so as to identify Licensee as the owner of the Facilities. The tags shall be of sufficient size and lettering so as to be easily read from ground level.

10.      Failure of Licensee to Place Attachments.
         Once Licensee has obtained an approved PAR, Licensee shall have sixty
         (60) days from the date the PAR is approved to begin the placement of its Attachments on the GTE poles covered by the PAR. If Licensee has not begun placing its Attachments within that sixty (60) day period, Licensee shall so advise GTE with a written explanation for the delay. If Licensee fails to advise GTE of its delay, with a written explanation therefor, or if Licensee fails to act in good faith by not making a bona fide effort to begin placing its Attachments within the sixty (60) days prescribed by this Section, the previously approved PAR shall be deemed rescinded by GTE and Licensee shall have no further right to place Attachments pursuant to that PAR.

11.      Attachment Fees.

11.1     Licensee shall pay to GTE an Attachment Fee, as specified in
         Exhibit ___    hereto, for each GTE pole upon which Licensee obtains
         authorization to place an Attachment. The Attachment Fee may be increased by GTE from time to time as permitted by law upon sixty (60) days written notice to Licensee.

11.2 Attachments Fees shall become due and payable on the date a PAR is approved by GTE for all GTE poles identified in that PAR on a pro rata basis until the end of the then current year and thereafter on an annual basis within thirty (30) days of the date of a statement from GTE specifying the fees to be paid. Any payment after thirty (30) days shall bear interest at the rate of eighteen percent (18%) per annum or the maximum rate allowed by law, whichever is less.

11.3 GTE shall maintain an inventory of the total number of GTE poles occupied by Licensee based upon the cumulative number of poles specified in all PARs approved by GTE. GTE may, at its option, conduct a physical inventory of Licensee's Attachments under this Section. It shall be Licensee's sole responsibility to notify GTE of any and all removals of Attachments from GTE's poles. Except as provided in Section 18 of this Agreement in connection with the termination of this Agreement, such notice shall be provided to GTE at least thirty (30) days prior to the removal of the Attachments. Each Notice of Removal shall be in a form specified by GTE and may be revised from time to time at GTE's sole discretion. Licensee shall remain liable for Attachment Fees until Licensee's Attachments have been physically removed from GTE's poles.

12.      Modifications, Additions or Replacements to Existing Attachments.

12.1 Licensee shall not modify, add to or replace Facilities on any pre-existing Attachment without first notifying GTE in writing of the intended modification, addition or replacement at least thirty
         (30) days prior to the date the activity is scheduled to begin. The required notification shall include: (1) the date the activity is scheduled to begin, (2) a description of the planned modification, addition or replacement, (3) a representation that the modification, addition or replacement will not require any space other than the space previously designated for Licensee's Attachments, and (4) a representation that the modification, addition or replacement will not impair the structural integrity of the poles involved.

12.2 Should GTE determine that the modification, addition or replacement specified by Licensee in its notice will require more space than that allocated to Licensee or will require the reinforcement of, replacement of or an addition of support equipment to the poles involved in order to accommodate Licensee's modification, addition or replacement, GTE will so notify Licensee, whereupon Licensee will be required to submit a PAR in compliance with this Agreement in order to obtain authorization for the modification, addition or replacement of its Attachments.

12.3 Access to GTE's poles for repairs, modifications, additions, or replacements required in emergency situations shall be governed by
         Section 22 of this Agreement.

12.4 Should Licensee request GTE to expand capacity or purchase additional plant, Licensee agrees to pay all costs.

13.      Rearrangements to Accommodate Other Licensees.

         Licensee acknowledges that at some point in the future it may become necessary to rearrange Licensee's Facilities in order to create space to accommodate the facilities of another licensee. Licensee agrees that in such event Licensee will cooperate in good faith with such other licensee to come to a mutually agreeable understanding regarding the manner in which the rearrangement of Licensee's Facilities will be achieved.

14.      Unauthorized Attachments.

14.1 The parties agree that because it would be impracticable and extremely difficult to determine the actual amount of damages resulting from Licensee's unauthorized Attachment(s), a charge equal to five (5) times the amount of the then current Attachment Fee shall be paid by Licensee to GTE for each unauthorized Attachment to a GTE pole. Such payment shall be deemed liquidated damages and not a penalty. Licensee also shall pay GTE an Attachment Fee for each unauthorized Attachment accruing from the date the unauthorized Attachment was first placed on the GTE pole. In the event that the date the unauthorized Attachment was first placed on a GTE pole cannot be determined, such date shall be deemed the date of the last physical inventory made in accordance with this Agreement or, if no physical inventory has been conducted, the date the first PAR from Licensee was approved in accordance with this Agreement. Licensee also shall pay to GTE all costs incurred by GTE to rearrange any unauthorized Attachment(s) of Licensee if such rearrangement is required to safeguard GTE's Attachment(s) or to accommodate the Attachment(s) of another party whose Attachment(s) would not have required a rearrangement but for the presence of Licensee's unauthorized Attachment(s). Licensee shall also pay to GTE all costs incurred by GTE to reinforce, replace or modify any GTE pole, which reinforcement, replacement or modification was required as a result of the unauthorized Attachment of Licensee. The Attachment Fee referenced in this subsection 14.1 shall be determined in the same manner as such fee would have been determined if the attachment had been authorized by GTE.

14.2 For purposes of this section, an unauthorized Attachment shall include, but not be limited to:

         14.2.1 An Attachment to a GTE pole which pole is not identified in any PAR approved in accordance with this Agreement;

         14.2.2 An Attachment that occupies more space than that allocated to Licensee by GTE;

         14.2.3 An Attachment that is not placed in accordance with the provisions of this Agreement or the appropriate PAR issued pursuant to this Agreement;

         14.2.4 An addition or modification by Licensee to its pre-existing Attachment(s) that impairs the structural integrity of the involved GTE pole(s).

         14.2.5 An Attachment that consists of facilities owned or controlled by, and for the use of a party other than Licensee.

15.      Surveys and Inspections of Pole Attachments.

15.1 Upon written notice to Licensee, the total number and exact location of Licensee's Attachments on GTE's poles may be determined, at GTE's discretion, through a survey to be made not more than once per calendar year by GTE. If so requested, Licensee and/or any other entity owning or jointly owning the poles with GTE may participate in the survey. The costs incurred by GTE to conduct the survey shall be reimbursed to GTE by Licensee upon demand by GTE. If the Attachments of more than one Licensee are surveyed, each such Licensee shall contribute a proportionate share of the costs reimbursed to GTE.

15.2 Apart from surveys conducted in accordance with this section, GTE shall have the right to inspect any Attachment of Licensee on GTE's poles as conditions may warrant upon written notice to Licensee. Licensee shall, upon demand by GTE, reimburse GTE all costs incurred to conduct its inspection. No joint survey or inspector, or lack thereof, by GTE shall operate to relieve Licensee of any responsibility, obligation or liability assumed under this Agreement.

16.      Notice of Modification or Alteration of Poles by GTE.

16.1 In the event GTE plans to modify or alter any GTE pole(s) upon which Licensee has Attachments, GTE shall provide Licensee notice of the proposed modification or alteration at least thirty (30) days prior to the time the proposed modification or alteration is scheduled to take place. Should Licensee decide to modify or alter its Attachments on the GTE poles to be modified or altered by GTE, Licensee shall so notify GTE in writing. In such event, Licensee shall bear a proportionate share of the total costs incurred by GTE to make such poles accessible to Licensee.

16.2 In the event GTE is required by a federal, state, or local authority to move, replace or change the location of any GTE pole(s), Licensee shall concurrently relocate Licensee's Attachments. GTE and each Licensee required to relocate its Attachments shall bear its own costs for such relocation.

17.      Disclaimer of Warranties.

         EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, GTE MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR a PARTICULAR PURPOSE.

18.      Default and Remedies.

18.1 The occurrence of any one of the following shall be deemed a Material Default by Licensee under this Agreement:

         18.1.1 Failure by Licensee to pay any fee or other sum required to be paid under the terms of this Agreement and such default continues for a period of ten (10) days after written notice thereof to Licensee;

         18.1.2 Failure by Licensee to perform or observe any other term, condition, covenant, obligation or provision of this Agreement and such default continues for a period of thirty
                   (30) days after written notice thereof from GTE
                   (provided that if such default is not curable within such thirty (30) day period, the period will be extended if Licensee commences to cure such default within such thirty
                   (30) day period and proceeds diligently thereafter to effect such cure);


         18.1.3 The filing of any tax or mechanic's lien against GTE's poles which is not bonded or discharged within thirty (30) days of the date Licensee receives notice that such lien has been filed;

         18.1.4    Licensee's voluntary or involuntary bankruptcy;

         18.1.5 Licensee's knowing use or maintenance of its Attachments in violation of any law or regulation, or in aid of any unlawful act or undertaking;

         18.1.6 If any authorization which may be required of the Licensee by any governmental or private authority for the placement, operation or maintenance of Licensee's Attachments is denied or revoked.

18.2 In the event of a Material Default, GTE, without any further notice to the Licensee (except where expressly provided for below or required by applicable law) may do any one or more of the following:

         18.2.1 Perform, on behalf and at the expense of Licensee, any obligation of Licensee under this Agreement which Licensee has failed to perform and of which GTE shall have given Licensee notice, the cost of which performance shall be paid by Licensee to GTE upon demand;

         18.2.2 Terminate this Agreement by giving notice of such termination to Licensee and remove Licensee's Attachments and store them in a public warehouse or elsewhere at the expense of and for the account of Licensee without GTE being deemed guilty of trespass or conversion, and without GTE becoming liable for any loss or damages to Licensee occasioned thereby; or

         18.2.3 Exercise any other legal or equitable right or remedy which GTE may have.

18.3 Any costs and expenses incurred by GTE (including, without limitation, reasonable attorneys' fees) in enforcing this Agreement shall be repaid to GTE by Licensee upon demand.

18.4 Upon termination of this Agreement by GTE because of a material default by Licensee, Licensee shall remain liable to GTE for any and all fees, other payments and damages which may be due or sustained prior to such termination, all reasonable costs, fees and expenses, including, without limitation, reasonable attorneys' fees incurred by GTE in pursuit of its remedies hereunder, and additional liquidated damages which shall be an amount equal to one full year of Pole Attachment fees.

18.5 All rights and remedies of each party set forth in this Agreement shall be cumulative and none shall exclude any other right or remedy, now or hereafter allowed by or available under any statute, ordinance, rule of court, or the common law, either at law or in equity, or both.

19.      Indemnification.

19.1 Licensee shall compensate GTE for the full actual loss, damage or destruction of GTE's property that in any way arises from or is related to this Agreement or activities undertaken pursuant to this Agreement (including, without limitation, the installation, construction, operation or maintenance of Licensee's Attachments).

19.2 Licensee will further indemnify, defend and hold harmless GTE and GTE's agents, officers, employees and assigns, from any and all losses, damages, costs, expenses (including, without limitation, reasonable attorneys' fees), statutory fines or penalties, actions or claims for personal injury (including death), damage to property, or other damage or financial loss of whatever nature in any way arising out of or connected with this Agreement or activities undertaken pursuant to this Agreement (including, without limitation, the installation, construction, operation or maintenance of Licensee's Attachments), except to the extent caused by the gross negligence or willful misconduct on the part of GTE or GTE's agents, officers, employees and assigns. Licensee further indemnifies GTE from subsequent taxes and fees that may be levied by municipalities ROWs in association with these agreements. Such fees that are levied would be in addition to the attachment/occupancy fees reflected in this Agreement. Licensee expressly assumes all liability for actions brought against GTE and GTE's agents, officers, employees and assigns, by Licensee's agents, officers or employees and Licensee expressly waives any immunity from the enforcement of this indemnification provision that might otherwise be provided by workers' compensation law or by other state or federal laws.

19.3 Without limiting any of the foregoing, Licensee assumes all risk of, and agrees to relieve GTE of any and all liability for, loss or damage (and the consequences of loss or damage) to any Attachments placed on GTE's poles and any other financial loss sustained by Licensee, whether caused by fire, extended coverage perils, or other casualty, except to the extent caused by the gross negligence or willful misconduct on the part of GTE or GTE's agents, officers, employees and assigns.

19.4 Without limiting the foregoing, Licensee expressly agrees to indemnify, defend and hold harmless GTE and GTE's agents, officers, employees and assigns from any and all claims asserted by customers of Licensee in any way arising out of or in connection with this Agreement or Licensee's Attachments, except to the extent caused by the gross negligence or willful misconduct on the part of GTE or GTE's agents, officers, employees and assigns.

19.5 Notwithstanding anything to the contrary in this Agreement, Licensee further shall indemnify and hold harmless GTE, its agents, officers, and assigns from and against any claims, liabilities, losses, damages, fines, penalties and costs (including, without limitation, reasonable attorneys' fees) whether foreseen or unforeseen, which the indemnified parties suffer or incur because of: (I) any discharge of Hazardous Waste resulting from acts or omissions of Licensee or the Licensee's predecessor in interest; (ii) acts or omissions of the Licensee, it agents, employees, contractors or representatives in connection with any cleanup required by law, or (iii) failure of Licensee to comply with Environmental, Safety and Health Laws.

19.6 In no event shall either party be liable to the other party for any special, consequential or indirect damages (including, without limitation, lost revenues and lost profits) arising out this Agreement or any obligation arising hereunder, whether in an action for or arising out of breach of contract, tort or otherwise.

19.7 Licensee shall indemnify, protect and hold harmless GTE from and against any and all claims for libel and slander, copyright and/or patent infringement arising directly or indirectly by reason of installation of Licensee's equipment on GTE's poles pursuant to this Agreement.

20.      Insurance.

         20.1 Licensee shall carry insurance, at its sole cost and expense, sufficient to cover its indemnification obligations as set forth in Section 19 of this Agreement. Such insurance shall include, but not be limited to, coverage against liability due to personal injury or death of persons in the amount of $500,000 as to any one person and $1,000,000 as to any one accident; coverage against liability due to property damage in the amount of $500,000 as to each accident and $500,000 aggregate; and coverage necessary to fully protect both it and GTE from all claims under any worker's compensation laws that may be applicable.

         20.2 All insurance required of Licensee under this Agreement shall remain in force for the entire life of this Agreement. The company or companies issuing such insurance shall be approved by GTE and GTE shall be named as an additional insured in each such policy. Licensee shall submit to GTE certificates by each insurer to the effect that the insurer has insured Licensee for all potential liabilities of Licensee under this Agreement, and that it will not cancel or change any policy of insurance issued to Licensee except upon thirty (30) days notice to GTE. In the event Licensee's insurance coverage is to be canceled by reason of non-payment of premiums due, GTE shall have the option of paying any amount due and Licensee shall forthwith reimburse GTE the full amount paid by GTE.

         20.3 Licensee shall promptly advise GTE in writing of any and all claims for damages, including, but not limited to, damage to property or injury to or death of persons, allegedly arising out of or in any manner related, directly or indirectly, to the presence or use of Licensee's Attachments.

         20.4 Licensee shall furnish bond or satisfactory evidence of contractual insurance coverage, the terms of which shall be subject to GTE's approval, in the amount of ten thousand dollars ($10,000) to guarantee the payment of any sums which may become due to GTE for rentals, inspections or for work performed by GTE for the benefit of Licensee under this Agreement, including the removal of Licensee's equipment pursuant to any of the provisions hereof. All bonds must specify that GTE be notified thirty (30) days prior to the expiration or cancellation of the policy.

21.      Taxes.

         Any state or local excise, sales, or use taxes (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party. The collecting Party shall charge and collect from the obligated Party, and the obligated Party agrees to pay to the collecting Party, all applicable taxes, except to the extent that the obligated Party notifies the collecting Party and provides to the collecting Party appropriate documentation as GTE requires that qualifies the obligated Party for a full or partial exemption. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The obligated Party may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The collecting Party shall cooperate in any such contest by the other Party. The other Party will indemnify the collecting Party from any sales or use taxes that may be subsequently levied on payments by the other Party by the collecting Party.

22.      Emergency Restoration Procedures.

         In the event of an emergency, restoration procedures may be affected by the presence of Licensee's Attachments. While GTE shall not be responsible for the repair of Licensee's Attachments that are damaged (except by mutual written agreement), GTE shall nonetheless control access to its poles if the restoration is to be achieved in an orderly fashion.

         22.1 Where GTE and Licensee are involved in emergency restorations, access to GTE's poles will be controlled by GTE's Maintenance District Manager or his/her on-site representative according to the following guidelines:

                   22.1.1    Service Disruptions/Outages

                        (a) In the event of service disruptions and/or outages, while exercising its right to first access, GTE shall make all reasonable efforts to grant access to as many other entities with Attachments as is reasonably safe.

                        (b) Where simultaneous access is not possible, access will be granted by GTE on a first come, first served basis.

                   22.1.2    Service Affecting Emergencies

                        (a) In the event of service affecting emergencies not resulting in service disruptions or outages, while exercising its right to first access, GTE shall make all reasonable efforts to grant access to as many other entities with Attachments as is reasonably safe.

                        (b) Where GTE is unable to grant simultaneous access to all other entities with Attachments, access will granted according to the level of damage to the Attachments of each entity and the likelihood that a given level of damage will result in service disruption. Where the likelihood that a service disruption will result is not clearly discernible, access will be on a first come, first served basis.

         22.2 Without limiting any other indemnification or hold harmless provisions of this Agreement, Licensee agrees that any decision by GTE regarding access to Attachments, or any action or failure to act by GTE, under this Section 22 shall not constitute a basis for any claim by Licensee against GTE for any damage to Licensee's Attachments or disruption of Licensee's services, or any other direct or indirect damages of any kind whatsoever incurred by Licensee.

23.      Damage Suspected to Licensee's Facilities Only.

         23.1 In the event Licensee receives information that Licensee's Attachments are damaged, Licensee shall notify GTE of said damage at a number to be provided later by GTE. This is a
                   24-hour, 7   days per week notification number. Licensee
                   shall provide GTE all information known to it regarding the damage to Licensee's Attachments.

         23.2 In the event GTE receives notice that Licensee's Facilities are damaged, GTE will notify Licensee of said damage by telephone at the Licensee's emergency telephone number. GTE shall provide Licensee all information known to it regarding the damage to Licensee's Attachments.

         23.3 After the giving of such notice by either Licensee or GTE, Licensee shall be authorized to perform emergency restoration maintenance activities in connection with Licensee's Attachments, subject to the provisions of this Agreement.

         23.4 Without limiting any other indemnification or hold harmless provisions of this Agreement, Licensee agrees that any decision by GTE regarding access to Licensee's Attachments, or any action or failure to act by GTE, appropriately or inappropriately, under this Section shall not be the basis for any claim by Licensee against GTE for any damage to Licensee's Attachments or disruption of Licensee's services, or any other direct or indirect damages of any kind whatsoever incurred by Licensee and Licensee shall indemnify and hold GTE harmless from any such claim.

24.      Abandonment.

         Nothing in this Agreement shall prevent or be construed to prevent GTE from abandoning, selling, assigning or otherwise disposing of any poles or other GTE property used for Licensee's Attachments; provided, however, that GTE shall condition any such sale, assignment or other disposition subject to the rights granted to Licensee pursuant to this Agreement. GTE shall promptly notify Licensee of any proposed sale, assignment or other disposition of any poles or other GTE property used for Licensee's Attachments.

25.      Notices.

         Any written notice to be given to a party to this Agreement shall be
         in     writing and given or made by means of telegram, facsimile
         transmission, certified or registered mail, express mail or other overnight delivery service, or hand delivery, proper postage or other charges prepaid, and addressed or directed to the respective parties as follows:

               To Licensee:   _________________________
                              _________________________
                              _________________________


               To GTE:        _________________________
                              _________________________
                              _________________________

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

         Any notice given by personal delivery shall be deemed to have been given on the day of actual delivery and, if given by registered or certified mail, return receipt requested, on the date of receipt thereof and, if given by facsimile transmission, on the day of transmittal thereof if given during the normal business hours of the recipient and on the next business day if not given during normal business hours.

26.      Non-Waiver of Terms and Conditions.

         No course of dealing, course of performance or failure to enforce any of term, right, condition or other provision of this Agreement shall constitute or be construed as a waiver of any term, right or condition or other provision of this Agreement.

27.      Dispute Resolution.

         27.1 Except in the case of (i) a suit, action or proceeding by GTE to compel Licensee to comply with its obligations to indemnify GTE pursuant to this Agreement or (ii) a suit, action or proceeding to compel either party to comply with the dispute resolution procedures set forth in this section, the parties agree to use the following procedure to resolve any dispute, controversy or claim arising out of or relating to this Agreement or its breach.

         27.2 At the written request of a party, each party shall designate a knowledgeable, responsible representative to
                   meet and negotiate   in good faith to resolve any dispute,
                   controversy or claim arising under this Agreement. The parties intend that these negotiations be conducted by non-lawyer, business representatives. The substance of the negotiations shall be left to the discretion of the representatives. Upon mutual agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence between the representatives for purposes of these negotiations shall be treated as confidential, undertaken for purposes of settlement, shall be exempt from discovery and production, and shall not be admissible in the arbitration described below or in any subsequent lawsuit without the concurrence of all parties. Documents identified in or provided during such negotiations, which are not prepared for purposes of the negotiations, shall not be so exempt and may, if otherwise admissible, be admitted as evidence in any subsequent proceeding.

         27.3 If a resolution of the dispute, controversy or claim is not reached within sixty (60) days of the initial written request, the dispute, controversy or claim shall be submitted to binding arbitration by a single arbitrator pursuant to the rules of the American Arbitration Association (AAA), except as hereinafter provided. Discovery in any proceeding before the AAA shall be controlled by the arbitrator and shall be permitted to the extent set forth in this section. Parties may exchange, in any combination, up to thirty-five (35) (none of which may contain subparts) written interrogatories, demands to produce documents and requests for admission. Each party may also to take the oral deposition of one (1) witness. Additional discovery may be permitted upon mutual agreement of the parties. The arbitration hearing shall be commenced within sixty (60) days of the demand for arbitration and shall be held in the city where GTE's local offices are located. The arbitrator shall rule on the dispute, controversy or claim by issuing a written opinion within thirty (30) days after the close of hearings. The times specified in this section may be extended upon mutual agreement of the parties or by the arbitrator upon a showing of good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

         27.4 Each party shall bear its own costs, including attorneys' fees, incurred in connection with any of the foregoing procedures. A party seeking discovery shall reimburse the responding party the cost of reproducing documents (to include search time and reproduction time costs). The fees associated with any arbitration, including the fees of the arbitrator, shall be divided equally between the parties.

28.      Compliance With Laws.

         Notwithstanding anything to the contrary in this Agreement, each party shall ensure that any and all activities it undertakes pursuant to
         this   Agreement shall comply with all applicable laws, including, without limitation, all applicable provisions of (i) workers' compensation laws, (ii) unemployment compensation laws, (iii) the Federal Social Security Law, (iv) the Fair Labor Standards Act, and
         (v) all laws, regulations, rules, guidelines, policies, orders, permits and approvals of any governmental authority relating to environmental matters and/or occupational safety.

29.      Force Majeure.

         Neither party shall have any liability for its delays or its failure in performance due to fire, flood, explosion, pest damage, power failures, strikes or labor disputes, acts of God, the Elements, war, civil disturbances, acts of civil or military authorities or the public enemy, inability to secure raw materials, transportation facilities, fuel or energy shortages, or other cause beyond its control.

30.      Assignment.

         30.1 The rights and obligations of Licensee under this Agreement shall not be assigned, transferred or sub-licensed, in whole or in part, without the prior written consent of GTE.
                   An assignment, transfer or sub-license of this Agreement by Licensee shall not relieve Licensee of its obligations under this Agreement. Any assignment attempted without the prior written consent of GTE shall be void.

         30.2 GTE shall have the right to assign this Agreement and to assign its rights and delegate its obligations and liabilities under this Agreement, either in whole or in part. GTE shall provide notice to Licensee of any assignment which shall state the effective date thereof. Upon the effective date and to the extent of the assignment, GTE shall be released and discharged from all obligations and liabilities under this Agreement.

         30.3 Neither this Agreement nor any term or provision hereof, nor any inclusion by reference shall be construed as being for the benefit of any person or entity not a signatory hereto.

         30.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

31.      Applicable Law.
         This Agreement, and the rights and obligations contained in it, shall
         be     governed and construed under the laws of the State of
         ____________ without  regard to its conflicts of laws provisions.

32.      Subsequent Law.

         The terms and conditions of this Agreement shall be subject to any and all applicable laws, rules, regulations, guidelines, orders, or tariffs that are currently in force or that may be prescribed by any federal, state or local governmental authority. The parties agree to modify, in writing, the affected term(s) and condition(s) of this Agreement to bring them into compliance with such law, rule, regulation, guideline, order, or tariff. Should any term of this Agreement be determined by a court or other entity with competent jurisdiction to be unenforceable, all other terms of this Agreement shall remain in full force and effect.

33.      Headings.

         All headings contained in this Agreement are for convenience only and are not intended to affect the meaning or interpretation of any part of this Agreement.

34.      Entire Agreement.

         The terms and conditions of this Agreement supersede all prior oral or written understandings between the parties and constitute the entire agreement between them concerning the subject matter of this Agreement. There are no understandings or representations, express or implied, not expressly set forth in this Agreement. This Agreement shall not be modified or amended except by a writing signed by the party to be charged.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their authorized representatives.


For GTE:                                     For Licensee:

GTE

__________________________________           __________________________________
(Signature of Authorized Agent)              (Signature of Officer)
(Printed Name of Authorized Agent)           (Printed Name of Officer)
(Title)                                      (Title)
(Date)                                       (Date)


                                             ATTEST:

                                             Corporate Seal (If Applicable)

                                  EXHIBIT __
                                 ATTACHMENT FEES

                                   APPENDIX L
                           CONDUIT OCCUPANCY AGREEMENT


1.       Parties.
         This agreement (Agreement) is between GTE SOUTHWEST INCORPORATED, a State of _______ corporation having its principal office at________ ("GTE"), and DIGITAL TELEPORT, INC., a corporation of the State of _________ , having its principal office at_________ ("Licensee").

2.       Definitions.

         2.1 "GTE's conduit(s)" or "GTE conduit(s)" means any reinforced passage or opening in, on, under/over or through the ground capable of containing communications facilities.

         2.2 "Telecommunications Services" means the offering of telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

         2.3 "Cable Television Services" means the transmission to subscribers of off-the-air pickup of broadcast signals or the transmission, without separate charge, of locally originated closed circuit television to the subscribers of off-the-air service.

         2.4 "Conduit" or "Duct" means a single enclosed raceway used to house Innerduct.

         2.5 "Innerduct," unless otherwise specified or approved by GTE, shall mean a single enclosed raceway 1" or 1-1/4" in diameter, placed within duct and used for housing communications facilities.

         2.6 "Facilities" means all facilities, including, but not limited to, cables, equipment and associated hardware, owned and utilized by the Licensee which occupy an innerduct.

         2.7 "Make-Ready Work" means all work, including, but not limited to, rearrangement, removal, or transfer of existing facilities, placement, repair, or replacement of duct or innerduct, or any other changes required to accommodate the Licensee's Facilities in a conduit.

         2.8 "Manholes" and "handholes" mean subsurface enclosures which personnel may enter and use for the purpose of installing, operating and maintaining communications facilities.

         2.9 "Hazardous Materials" means (I) any substance, material or waste now or hereafter defined or characterized as hazardous, extremely hazardous, toxic or dangerous within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar law, ordinance, statute, rule or regulation of any governmental body or authority, (ii) any substance, material or waste now or hereafter classified as a contaminant or pollutant under any law, ordinance, statute, rule or regulation of any governmental body or authority or (iii) any other substance, material or waste, the manufacture, processing, distribution, use, treatment, storage, placement, disposal, removal or transportation of which is now or hereafter subject to regulation under any law, ordinance, statute, rule or regulation of any governmental body or authority.

         2.10 "Occupancy Fee" means the fee paid by Licensee to GTE per linear foot for each innerduct occupied by Licensee's Facilities in GTE's Conduit(s).


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


3.       Purpose.

         Licensee represents to GTE that Licensee has a need to occupy, place and maintain communications facilities within GTE's conduit(s) for the purpose of providing Telecommunications Service. GTE agrees to permit Licensee to occupy, place and maintain communications facilities within GTE's conduit(s) as GTE may allow pursuant to the terms of this Agreement.

4.       Grant of License.

         GTE grants to Licensee and Licensee accepts from GTE a non-exclusive revocable license to occupy, place and maintain in a designated space in specified GTE conduits Licensee's Facilities on the terms and conditions set forth herein. Licensee shall have no further right, title, or other interest in connection with GTE's conduit(s). GTE shall have the right to grant, renew or extend privileges to others not parties to this Agreement to occupy, place and maintain facilities in or otherwise use any or all of GTE's conduit(s). Nothing herein is intended to, nor should it be construed to require GTE to construct or modify any facilities not needed for its own service requirements. GTE grants this license in reliance on the representation of Licensee that Licensee intends to provide Telecommunications Service with Licensee's Facilities covered by this Agreement.

5.       Term.

         Subject to the termination provisions contained in this Agreement, the term of this Agreement shall be two (2) years from the effective date referenced in the first paragraph of this Agreement and shall continue in effect for consecutive one (1) year terms until either Party gives the other Party at least ninety (90) calendar days written notice of termination, which termination shall be effective at the end of the then-current term. In the event notice is given less than ninety (90) calendar days prior to the end of the current term, this Agreement shall remain in effect for ninety (90) calendar days after such notice is received, provided, that in no case shall the term be extended beyond ninety (90) calendar days after the end of the current term.

6.       Conduit Occupancy Requests.

         6.1 Upon execution of this Agreement, Licensee shall have the right to submit a written Conduit Occupancy Request ("COR")
                   to   GTE specifying the GTE conduits in which it desires to
                   place its Facilities. Each COR shall be in a form specified by GTE, which form may be revised from time to time by GTE. CORs received by GTE shall be processed on a first come, first served basis. GTE will determine the availability of space for Licensee's Facilities in the GTE conduit(s) specified in the COR within thirty (30) Business Days of its submission. Upon approval of the COR, GTE shall return a copy thereof to Licensee bearing an endorsement acknowledging GTE's authorization. All of Licensee's Facilities placed in GTE's conduit(s) pursuant to an approved COR shall become subject to all of the terms and conditions of this Agreement. Licensee may submit subsequent CORs for approval by GTE as needed. All of Licensee's Facilities shall be placed in innerduct unless otherwise approved by GTE. No facilities of any kind shall be placed in any GTE conduit(s) identified in a COR until that COR has been approved by GTE.

         6.2 Licensee shall pay GTE a fee for processing a COR to compensate GTE for the general administrative costs as well as the actual engineering costs reasonably incurred. The fee for engineering costs shall be computed by multiplying the fully loaded hourly rate for an engineer times the number of hours reasonably required by each engineer to inspect the GTE conduits included in the COR. GTE will charge its then current rates for administrative and engineering costs, as may be changed from time to time by GTE to remain consistent with prevailing costs.

         6.3 Upon receiving an approved COR, Licensee shall have the right, subject to the terms of this Agreement, to place and maintain Licensee's Facilities described in the COR in the innerducts of the GTE conduit(s) identified therein.

         6.4 In the event Make-Ready Work is necessary to accommodate Licensee's Facilities, GTE shall notify Licensee of such fact and provide Licensee with an estimate of the total cost of such Make-Ready Work. Within fifteen (15) days after receiving such notice from GTE, Licensee shall notify GTE either (1) that Licensee shall pay all of the costs actually incurred to perform the Make-Ready Work and shall pay the total estimated amount to GTE at least ten (10) days prior to the date the Make-Ready Work is to begin or (2) that it desires to cancel its COR.

         6.5 Nothing herein shall confer any right upon Licensee to place power cables or related power equipment in GTE conduit(s) or Manholes. Licensee shall place equipment of this nature in its own pull boxes outside of GTE's Conduit(s) or Manholes. Cable connectors or splicing devices shall not be used by Licensee in GTE's conduit(s) or innerducts.

7.       Availability of Conduit Maps.

         Existing conduit maps will be made available for viewing by Licensee for the purpose of pre-order planning at the GTE area engineering offices during normal business hours, subject to reasonable advance notification. While a formal written request will not be required in connection with the first request by Licensee to view conduit maps, GTE reserves the right to refuse any subsequent viewing request or require written justification for the request if Licensee has demonstrated that it does not have a good faith intention to submit a COR. If the availability of specific point-to-point conduits can be determined at the time of viewing conduit maps, maps reflecting such point-to-point conduits may be made available for copying. Licensee shall pay to GTE a fee for making such copies available sufficient to cover the general administrative costs incurred. IN MAKING CONDUIT MAPS AVAILABLE, GTE WILL BE MAKING NO EXPRESS OR IMPLIED WARRANTY REGARDING THEIR ACCURACY OTHER THAN THAT THEY ARE THE SAME CONDUIT MAPS USED BY GTE IN ITS DAY-TO-DAY OPERATIONS.

8.       Availability of Information Regarding Space In Conduits.

         GTE will provide information regarding the availability of conduit space within thirty (30) Business Days of a written request by Licensee. Because GTE will endeavor to determine available space as quickly as possible, a shorter interval may be experienced for requests of a limited scope where physical field verification is not necessary. In the event the thirty (30) Business Day time frame cannot be met, GTE shall so advise Licensee and shall seek a mutually satisfactory alternative response date. No representation regarding the availability of space shall be made in the absence of a physical field verification.

9.       Authority to Place Licensee's Facilities.

         9.1 Before Licensee places any of Licensee's Facilities in GTE's conduit(s) pursuant to an approved COR, Licensee, upon request, shall submit sufficient evidence to GTE of its authority to maintain the Facilities to be placed in GTE's conduit(s) within the public streets, highways and other thoroughfares or on private property. Licensee shall be solely responsible for obtaining all licenses, authorizations, permits and consents from federal, state and municipal authorities or private property owners that may be required to place and
                   maintain   Licensee's Facilities in GTE's conduit(s).

         9.2 GTE shall not attempt to prevent or delay the granting of any rights-of-way, easements, licenses, authorizations, permits and consents from any federal, state or municipal authorities, or private property owners that may be required by Licensee to place Licensee's Facilities in GTE's conduit(s).

         9.3 If any right-of-way, easement, license, authorization, permit or consent obtained by Licensee is subsequently revoked or denied for any reason, Licensee's permission to occupy GTE's conduit(s) shall terminate immediately and Licensee shall promptly remove Licensee's Facilities. Should Licensee fail to remove Licensee's Facilities within thirty
                   (30) days of receiving notice to do so from GTE, GTE shall have the option to remove Licensee's Facilities and store them in a public warehouse or elsewhere at the expense of and for the account of Licensee without GTE being deemed guilty of trespass or conversion, and without GTE becoming liable for any loss or damages to Licensee occasioned thereby. All costs incurred by GTE to remove Licensee's Facilities shall be reimbursed to GTE by Licensee upon demand.

         9.4 Upon notice from GTE to Licensee that the cessation of the use of any portion of GTE's conduit(s) has been ordered or directed by any federal, state or municipal authority, or private property owner, Licensee's permission to occupy such GTE conduit(s) shall terminate immediately and Licensee promptly shall remove Licensee's Facilities. Should Licensee fail to remove Licensee's Facilities within thirty (30) days of receiving notice to do so from GTE, GTE shall have the option to remove Licensee's Facilities and store them in a public warehouse or elsewhere at the expense of and for the account of Licensee without GTE being deemed guilty of trespass or conversion, and without GTE becoming liable for any loss or damages to Licensee occasioned thereby. All costs incurred by GTE to remove Licensee's Facilities shall be reimbursed to GTE by Licensee upon demand by GTE.

10.      Placement of Licensee's Facilities.

         10.1 Licensee shall, at its sole expense, place and maintain Licensee's Facilities in GTE's conduit(s) in accordance with
                   (I) such requirements and specifications as GTE shall from time to time prescribe in writing, (ii) all rules or orders now in effect or that hereafter may be issued by any regulatory agency or other authority having jurisdiction, and (iii) all currently applicable requirements and specifications of the National Electrical Safety Code, and the applicable rules and regulations of the Occupational Safety And Health Act. Licensee agrees to comply, at its sole risk and expense, with all specifications included in Exhibits __ through __ hereto, as may be revised from time to time by GTE.

         10.2 Licensee's Facilities shall be tagged at each manhole so as to identify Licensee as the owner of the Facilities. The tags shall be of sufficient size and lettering so as to be easily read.

11.      Failure of Licensee to Occupy Conduit Space.

         Upon approval of a COR, Licensee shall have sixty (60) days in which to begin the placement of Licensee's Facilities in the GTE conduit(s) covered by the COR. If Licensee has not begun placing its Facilities within that sixty (60) day period, Licensee shall so advise GTE with a written explanation for the delay. If Licensee fails to advise GTE of its delay, with a written explanation therefor, or if Licensee fails to act in good faith by not making a bona fide effort to begin placing its Facilities within the sixty (60) days prescribed by this Section, the previously approved COR shall be deemed rescinded by GTE and Licensee shall have no further right to place Licensee's Facilities pursuant to that COR.

12.      Occupancy Fees.

         12.1 Licensee shall pay to GTE an Occupancy Fee, as specified in Exhibit ___ hereto, for each linear foot of innerduct occupied by Licensee's Facilities in GTE's conduit(s). If Licensee's Facilities occupy more than one innerduct, a separate Occupancy Fee shall be paid by Licensee for each innerduct occupied. The Occupancy Fee specified in Exhibit ___ hereto is the fee applicable to 1" or 1-1/4" diameter innerduct. GTE reserves the right to charge a higher fee for innerduct of greater diameter. The Occupancy Fee may be increased by GTE from time to time as permitted by law upon sixty (60) days written notice to Licensee.

         12.2 Occupancy Fees shall become due and payable on the date a COR is approved by GTE for all GTE innerducts identified in that COR on a pro rata basis until the end of the calendar year and thereafter on an annual basis within thirty (30) days of the receipt of a statement from GTE specifying the fees to be paid. Any payment after thirty (30) days shall bear interest at the rate of eighteen percent (18%) per annum or the maximum rate allowed by law, whichever is less.

         12.3 GTE shall maintain an inventory of the total linear footage of innerduct occupied by Licensee's Facilities in GTE's conduit(s) based upon the cumulative linear footage per innerduct from all CORs approved by GTE. GTE may, at its option, conduct a physical inventory of Licensee's Facilities for purposes of determining the Occupancy Fees to be paid by Licensee under this section. It shall be Licensee's sole responsibility to notify GTE of any and all removals of Licensee's Facilities from GTE's conduit(s). Written notice of such removals (unless they are covered by Section 17 of this Agreement) shall be provided to GTE at least thirty (30) days prior to the removal. Each Notice of Removal shall be in a form specified by GTE. Licensee shall remain liable for all Occupancy Fees until Licensee's Facilities have been physically removed from GTE's conduits.

13.      Modifications, Additions or Replacements of Licensee's Facilities.

         13.1 Licensee shall not modify, add to or replace Licensee's Facilities in any GTE conduit(s) without first notifying GTE in writing of the intended modification, addition or replacement at least thirty (30) days prior to the date the activity is scheduled to begin. The required notification shall include: (1) the date the activity is scheduled to begin, (2) a description of the planned modification, addition or replacement, (3) a representation that the modification, addition or replacement will not require any space other than the space previously designated for Licensee's Facilities, and (4) a representation that the modification, addition or replacement will not impair the structural integrity of the GTE conduit(s) involved.

         13.2 Should GTE determine that the modification, addition or replacement specified by Licensee in its notice will require more space than that allocated to Licensee or will require any modification, replacement or reinforcement of the GTE conduit(s) involved in order to accommodate Licensee's modification, addition or replacement, GTE will so notify Licensee, whereupon Licensee shall be required to submit a COR in compliance with this Agreement in order to obtain authorization for the modification, addition or replacement of Licensee's Facilities.

         13.3 Access to GTE's conduit(s) for repairs, modifications, additions, or replacements required in emergency situations shall be governed by the provisions of Section 21 of this Agreement.

14.      Unauthorized Occupancy of GTE Conduit.

         14.1 It is agreed that a charge equal to five (5) times the amount of the then current Occupancy Fee shall be paid by Licensee to GTE for each unauthorized occupancy of GTE's conduit(s) by Licensee. Such payment shall be deemed liquidated damages and not a penalty. Licensee also shall pay GTE an Occupancy Fee for each unauthorized occupancy accruing from the date the unauthorized occupancy first began. In the event that the date the unauthorized occupancy first began cannot be determined, such date shall be deemed the date of the last physical inventory made in accordance with this Agreement or, if no physical inventory has been conducted, the date the first COR from Licensee was approved in accordance with this Agreement. Licensee also shall pay to GTE all costs incurred by GTE to rearrange Licensee's Facilities that are unauthorized if such rearrangement is required to safeguard GTE's facilities or to accommodate the facilities of another party whose facilities would not have required a rearrangement but for the presence of Licensee's unauthorized facilities. Licensee also shall pay to GTE all costs incurred by GTE to reinforce, replace or modify any GTE conduit(s), which reinforcement, replacement or modification is required as a result of the unauthorized occupancy by Licensee. The Occupancy Fee referenced in this subsection 14.1 shall be determined in the same manner as such a fee would have been determined if the occupancy had been authorized by GTE.

         14.2 For purposes of this section, an unauthorized occupancy shall include, but not be limited to:

                   14.2.1 The presence of Licensee's Facilities in any GTE conduit which conduit is not identified in any COR approved in accordance with this Agreement;

                   14.2.2    The presence of Licensee's Facilities
                             in any GTE conduit that occupies more space than that allocated to Licensee by GTE;

                   14.2.3 Licensee's Facilities that are not placed in accordance with the provisions of this Agreement or the appropriate COR issued pursuant to this Agreement;

                   14.2.4 An addition or modification by Licensee to its pre-existing Facilities in any GTE conduit that impairs the structural integrity of that GTE conduit.

                   14.2.5 The presence of facilities in GTE's conduit(s) placed by Licensee that are owned or controlled by and for the use of a party other than Licensee.

15.      Modification or Alteration GTE Conduits.

         15.1 In the event GTE plans to modify or alter any GTE conduit(s) that house Licensee's Facilities, GTE shall provide Licensee notice of the proposed modification or alteration at least fourteen (14) days prior to the time the proposed modification or alteration is scheduled to take place. Should Licensee decide to modify or alter Licensee's Facilities in the GTE conduit(s) to be modified or altered by GTE, Licensee shall so notify GTE in writing. In such event, Licensee shall bear a proportionate share of the total costs incurred by GTE to make the GTE conduit(s) accessible. Licensee's proportionate share of the total cost shall be based on the ratio of the amount of new space occupied by Licensee to the total amount of new space occupied by all of the parties joining in the modification.

         15.2 In the event GTE moves, replaces or changes the location, alignment or grade of GTE's conduit(s) ("relocation") for reasons beyond GTE's control, Licensee concurrently shall relocate Licensee's Facilities. Licensee shall be solely responsible for the costs of the relocation of Licensee's Facilities.

16.      Disclaimer of Warranties.

         EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, GTE MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR a PARTICULAR PURPOSE.

17.      Default and Remedies.

         17.1 The occurrence of any one of the following shall be deemed a Material Default by Licensee under this Agreement:

                   17.1.1 Failure by Licensee to pay any fee or other sum required to be paid under the terms of this Agreement and such default continues for a period of five (5) days after written notice thereof to Licensee;

                   17.1.2 Failure by Licensee to perform or observe any other term, condition, covenant, obligation or provision of this Agreement and such default continues for a period of thirty (30) days after written notice thereof from GTE (provided that if such default is not curable within such thirty
                             (30) day period, the period will be extended if Licensee commences to cure such default within such thirty (30) day period and proceeds diligently thereafter to effect such cure);

                   17.1.3 The filing of any tax or mechanic's lien against any GTE conduit(s) which is not bonded or discharged within thirty (30) days of the date Licensee receives notice that such lien has been filed;

                   17.1.4    Licensee's voluntary or involuntary bankruptcy;

                   17.1.5 Licensee's knowing use or maintenance of Licensee's Facilities in violation of any law or regulation, or in aid of any unlawful act or undertaking;

                   17.1.6 If any authorization which may be required of the Licensee by any governmental or private authority for the placement, operation or maintenance of Licensee's Facilities is denied or revoked.

         17.2 In the event of a Material Default, GTE, without any further notice to the Licensee (except where expressly provided for below or required by applicable law) may do any one or more of the following:


                   17.2.1 Perform, on behalf and at the expense of Licensee, any obligation of Licensee under this Agreement which Licensee has failed to perform and of which GTE shall have given Licensee notice, the cost of which performance shall be paid by Licensee to GTE upon demand;

                   17.2.2 Terminate this Agreement by giving notice of such termination to Licensee and remove Licensee's Facilities and store them in a public warehouse or elsewhere at the expense of and for the account of Licensee without GTE being deemed guilty of trespass or conversion, and without GTE becoming liable for any loss or damages to Licensee occasioned thereby; or

                   17.2.3 Exercise any other legal or equitable right or remedy which GTE may have.

         17.3 Any costs and expenses incurred by GTE (including, without limitation, reasonable attorneys' fees) in enforcing this Agreement shall be paid to GTE by Licensee upon demand.

         17.4 Upon termination of this Agreement by GTE, Licensee shall remain liable to GTE for any and all fees, other payments and damages which may be due or sustained prior to such termination, all reasonable costs, fees and expenses, including, without limitation, reasonable attorneys' fees incurred by GTE in pursuit of its remedies hereunder, and additional liquidated damages which shall be an amount equal to one full year of Occupancy Fees.

         17.5 All rights and remedies of GTE set forth in this Agreement shall be cumulative and none shall exclude any other right or remedy, now or hereafter allowed by or available under any statute, ordinance, rule of court, or the common law, either at law or in equity, or both.

18.      Indemnification.

         18.1 Licensee shall compensate GTE for the full actual loss, damage or destruction of GTE's property that in any way arises from or is related to this Agreement or activities undertaken pursuant to this Agreement (including, without limitation, the installation, construction, operation or maintenance of Licensee's Facilities).

         18.2 Licensee will further indemnify, defend and hold harmless GTE and GTE's agents, officers, employees and assigns, from any and all losses, damages, costs, expenses (including, without limitation, reasonable attorneys' fees), statutory fines or penalties, actions or claims for personal injury (including death), damage to property, or other damage or financial loss of whatever nature in any way arising out of or connected with this Agreement or activities undertaken pursuant to this Agreement (including, without limitation, the installation, construction, operation or maintenance of Licensee's Facilities), except to the extent caused by the negligence or willful misconduct on the part of GTE or GTE's agents, officers, employees and assigns. Licensee further indemnifies GTE from subsequent taxes and fees that may be levied by municipalities ROWs in association with these agreements. Such fees that are levied would be in addition to the attachment/occupancy fees reflected in this Agreement. Licensee expressly assumes all liability for actions brought against GTE and GTE's agents, officers, employees and assigns, by Licensee's agents, officers or employees and Licensee expressly waives any immunity from the enforcement of this indemnification provision that might otherwise be provided by workers' compensation law or by other state or federal laws.

         18.3 Without limiting any of the foregoing, Licensee assumes all risk of, and agrees to relieve GTE of any and all liability for, loss or damage (and the consequences of loss or damage) to any of Licensee's Facilities placed in any GTE conduit(s) and any other financial loss sustained by Licensee, whether caused by fire, extended coverage perils, or other casualty, except to the extent caused by the negligence or willful misconduct on the part of GTE or GTE's agents, officers, employees and assigns.

         18.4 Without limiting the foregoing, Licensee expressly agrees to indemnify, defend and hold harmless GTE and GTE's agents, officers, employees and assigns from any and all claims asserted by customers of Licensee in any way arising out of or in connection with this Agreement or Licensee's Attachments, except to the extent caused by the negligence or willful misconduct on the part of GTE or GTE's agents, officers, employees and assigns.

         18.5 Notwithstanding anything to the contrary in this Agreement, Licensee further shall indemnify and hold harmless GTE, its agents, officers, employees and assigns from and against any claims, liabilities, losses, damages, fines, penalties and costs (including, without limitation, reasonable attorneys' fees) whether foreseen or unforeseen, which the indemnified parties suffer or incur because of: (I) any discharge of Hazardous Waste resulting from acts or omissions of Licensee or the Licensee's predecessor in interest; (ii) acts or omissions of the Licensee, its agents, employees, contractors or representatives in connector with any cleanup required by law, or (iii) failure of Licensee to comply with Environmental, Safety and Health Laws.

         18.6 In no event shall GTE be liable to Licensee for any special, consequential or indirect damages (including, without limitation, lost revenues and lost profits) arising out this Agreement or any obligation arising hereunder, whether in an action for or arising out of breach of contract, tort or otherwise.

         18.7 Licensee shall indemnify, protect and hold harmless GTE from and against any and all claims for libel and slander, copyright and/or patent infringement arising directly or indirectly by reason of installation of Licensee's equipment in GTE's Ducts pursuant to this Agreement.

19.      Insurance.

         19.1 Licensee shall carry insurance, at its sole cost and expense, sufficient to cover its indemnification obligations as set forth in Section 18 of this Agreement. Such insurance shall include, but not be limited to, coverage against liability due to personal injury or death of persons in the amount of $500,000 as to any one person and $1,000,000 as to any one accident; coverage against liability due to property damage in the amount of $500,000 as to each accident and $500,000 aggregate; and coverage necessary to fully protect both it and GTE from all claims under any worker's compensation laws that may be applicable.

         19.2 All insurance required of Licensee under this Agreement shall remain in force for the entire life of this Agreement. The company or companies issuing such insurance shall be approved by GTE and GTE shall be named as an additional insured in each such policy. Licensee shall submit to GTE certificates by each insurer to the effect that the insurer has insured Licensee for all potential liabilities of Licensee under this Agreement, and that it will not cancel or change any policy of insurance issued to Licensee except upon thirty (30) days notice to GTE. In the event Licensee's insurance coverage is to be canceled by reason of non-payment of premiums due, GTE shall have the option of paying any amount due and Licensee shall forthwith reimburse GTE the full amount paid by GTE.

         19.3 Licensee shall promptly advise GTE in writing of any and all claims for damages, including, but not limited to, damage to property or injury to or death of persons, allegedly arising out of or in any manner related, directly or indirectly, to the presence or use of Licensee's Facilities.

         19.4 Licensee shall furnish bond or satisfactory evidence of contractual insurance coverage, the terms of which shall be subject to GTE's approval, in the amount of ten thousand dollars ($10,000) to guarantee the payment of any sums which may become due to GTE for rentals, inspections or for work performed by GTE for the benefit of Licensee under this Agreement, including the removal of Licensee's equipment pursuant to any of the provisions hereof. All bonds must specify that the GTE be notified thirty (30) days prior to the expiration or cancellation of the policy.

20.      Taxes.

         Any state or local excise, sales, or use taxes (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party. The collecting Party shall charge and collect from the obligated Party, and the obligated Party agrees to pay to the collecting Party, all applicable taxes, except to the extent that the obligated Party notifies the collecting Party and provides to the collecting Party appropriate documentation as GTE requires that qualifies the obligated Party for a full or partial exemption. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The obligated Party may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The collecting Party shall cooperate in any such contest by the other Party. The other Party will indemnify the collecting Party from any sales or use taxes that may be subsequently levied on payments by the other Party by the collecting Party.

21.      Emergency Restoration Procedures.

         In the event of an emergency, restoration procedures may be affected by the presence of Licensee's Facilities in GTE's conduit(s). While GTE shall not be responsible for the repair of Licensee's Facilities that are damaged (except by mutual written agreement), GTE shall nonetheless control access to its Conduits if the restoration is to be achieved in an orderly fashion.


         21.1 Where GTE and Licensee are involved in emergency restorations, access to GTE's conduit(s) will be controlled by GTE's Maintenance District Manager or his/her on-site representative according to the following guidelines:

                   21.1.1    Service Disruptions/Outages

                        (a) In the event of service disruptions and/or outages, while exercising its right to first access, GTE shall make all reasonable efforts to grant access to as many other entities with facilities in GTE's conduit(s) as is reasonably safe.

                        (b) Where simultaneous access is not possible, access will be granted by GTE on a first come, first served basis.

                   21.1.2    Service Affecting Emergencies

                        (a) In the event of service affecting emergencies not resulting in service disruptions or outages, while exercising its right to first access, GTE shall make all reasonable efforts to grant access to as many other entities with facilities in GTE's conduit(s) as is reasonably safe.

                        (b) Where GTE is unable to grant simultaneous access to all other entities with facilities in GTE's conduit(s), access will granted according to the level of damage to the facilities of each entity and the likelihood that a given level of damage will result in service disruption. Where the likelihood that a service disruption will result is not clearly discernible, access will be on a first come, first served basis.

         21.2 Without limiting any other indemnification or hold harmless provisions of this Agreement, Licensee agrees that any decision by GTE regarding access to Licensee's Facilities, or any action or failure to act by GTE under this Section 21 shall not constitute a basis for any claim by Licensee against GTE for any damage to Licensee's Facilities or disruption of Licensee's services, or any other direct or indirect damages of any kind whatsoever incurred by Licensee.

22.      Damage Suspected to Licensee's Facilities Only.

         22.1 In the event Licensee receives information that Licensee's Facilities are damaged, Licensee shall notify GTE of said damage at [---TELEPHONE NUMBER---]. This is a 24-hour, 7 days per week notification number. Licensee shall provide GTE all information known to it regarding the damage to Licensee's Facilities.

         22.2      In the event GTE receives notice that Licensee's
                   Facilities are damaged, GTE will notify Licensee of said damage by telephone at the Licensee's emergency telephone number. GTE shall provide Licensee all information known to it regarding the damage to Licensee's Facilities.

         22.3 After the giving of such notice by either Licensee or GTE, Licensee shall be authorized to perform emergency restoration maintenance activities in connection with Licensee's Facilities, subject to the provisions of this Agreement.

         22.4 Without limiting any other indemnification or hold harmless provisions of this Agreement, Licensee agrees that any decision by GTE regarding access to Licensee's facilities, or any action or failure to act by GTE, appropriately or inappropriately, under this Section shall not be the basis for any claim by Licensee against GTE for any damage to Licensee's Facilities or disruption of Licensee's services, or any other direct or indirect damages of any kind whatsoever incurred by Licensee and Licensee shall indemnify and hold GTE harmless from any such claim.

23.      Access to GTE's Manholes/Handholes.

         23.1 GTE will allow Licensee to audit manholes/handholes that are included in any COR submitted to GTE to confirm usability. Licensee shall give GTE at least fourteen (14) days advance written notice of its desire to audit and shall obtain all authorizations from appropriate authorities required to open the manholes/handholes. GTE shall have the right to have a GTE employee or agent present when its manholes/handholes are being opened. Such GTE employee or agent shall have the authority to suspend Licensee's activities in and around GTE's manholes/handholes if, in the sole discretion of said employee or agent, any hazardous conditions arise or any unsafe practices are being followed by Licensee's employees, agents, or contractors. Licensee agrees to reimburse GTE the cost of having GTE's employee or agent present. Such charge shall be GTE's fully loaded labor rates then in effect.

         23.2 For purposes other than to audit usability, GTE's manholes/handholes shall be opened only as permitted by GTE and only after Licensee has obtained all necessary authorizations from appropriate authorities to open manholes/handholes and conduct work operations therein. GTE shall have the right to have a GTE employee or agent present at any site at which its manholes/handholes are being opened. Such GTE employee or agent shall have the authority to suspend Licensee's work operations in and around GTE's manholes/handholes if, in the sole discretion of said employee or agent, any hazardous conditions arise or any unsafe practices are being followed by Licensee's employees, agents, or contractors. Licensee agrees to reimburse GTE the cost of having GTE's employee or agent present. Such charge shall be GTE's fully loaded labor rates then in effect. The presence of GTE's authorized employee or agent shall not relieve Licensee of its responsibility to conduct all of its work operations in and around GTE's conduit(s) in a safe and workmanlike manner, in accordance with the terms of this Agreement.

24.      Abandonment.

         Nothing in this Agreement shall prevent or be construed to prevent GTE from abandoning, selling, assigning or otherwise disposing of any GTE conduit(s) or other GTE property used in connection with Licensee's Facilities; provided, however, that GTE shall condition any such sale, assignment or other disposition subject to the rights granted to Licensee pursuant to this Agreement. GTE shall promptly notify Licensee of any proposed sale, assignment or other disposition of any GTE conduit(s) or other GTE property used in connection with Licensee's Facilities.

25.      Notices.

         Any written notice to be given to a party to this Agreement shall be in writing and given or made by means of telegram, facsimile transmission, certified or registered mail, express mail or other overnight delivery service, or hand delivery, proper postage or other charges prepaid, and addressed or directed to the respective parties as follows:

              To Licensee:      ______________________________
                                ______________________________
                                ______________________________

              To GTE:           ______________________________
                                ______________________________
                                ______________________________

         Any notice given by personal delivery shall be deemed to have been given on the day of actual delivery and, if given by registered or certified mail, return receipt requested, on the date of receipt thereof and, if given by facsimile transmission, on the day of transmittal thereof if given during the normal business hours of the recipient and on the next business day if not given during normal business hours.

26.      Non-Waiver of Terms and Conditions.

         No course of dealing, course of performance or failure to enforce any of term, right, condition or other provision of this Agreement shall constitute or be construed as a waiver of any term, right or condition or other provision of this Agreement.

27.      Dispute Resolution.

         27.1 Except in the case of (i) a suit, action or proceeding by GTE to compel Licensee to comply with its obligations to indemnify GTE pursuant to this Agreement or (ii) a suit, action or proceeding to compel either party to comply with the dispute resolution procedures set forth in this section, the parties agree to use the following procedure to resolve any dispute, controversy or claim arising out of or relating to this Agreement or its breach.

         27.2 At the written request of a party, each party shall designate a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute, controversy or claim arising under this Agreement. The parties intend that these negotiations be conducted by non-lawyer, business representatives. The substance of the negotiations shall be left to the discretion of the representatives. Upon mutual agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence between the representatives for purposes of these negotiations shall be treated as confidential, undertaken for purposes of settlement, shall be exempt from discovery and production, and shall not be admissible in the arbitration described below or in any subsequent lawsuit without the concurrence of all parties. Documents identified in or provided during such negotiations, which are not prepared for purposes of the negotiations, shall not be so exempt and may, if otherwise admissible, be admitted as evidence in any subsequent proceeding.

         27.3 If a resolution of the dispute, controversy or claim is not reached within sixty (60) days of the initial written request, the dispute, controversy or claim shall be submitted to binding arbitration by a single arbitrator pursuant to the rules of the American Arbitration Association (AAA), except as hereinafter provided. Discovery in any proceeding before the AAA shall be controlled by the arbitrator and shall be permitted to the extent set forth in this section. Parties may exchange, in any combination, up to thirty-five (35) (none of which may contain subparts) written interrogatories, demands to produce documents and requests for admission. Each party may also to take the oral deposition of one (1) witness. Additional discovery may be permitted upon mutual agreement of the parties. The arbitration hearing shall be commenced within sixty (60) days of the demand for arbitration and shall be held in the city where GTE's local offices are located. The arbitrator shall rule on the dispute, controversy or claim by issuing a written opinion within thirty (30) days after the close of hearings. The times specified in this section may be extended upon mutual agreement of the parties or by the arbitrator upon a showing of good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

         27.4 Each party shall bear its own costs, including attorneys' fees, incurred in connection with any of the foregoing procedures. A party seeking discovery shall reimburse the responding party the cost of reproducing documents (to include search time and reproduction time costs). The fees associated with any arbitration, including the fees of the arbitrator, shall be divided equally between the parties.

28.      Compliance With Laws.

         Notwithstanding anything to the contrary in this Agreement, Licensee shall ensure that any and all activities it undertakes pursuant to this Agreement shall comply with all applicable laws, including, without limitation, all applicable provisions of (I) workers' compensation laws, (ii) unemployment compensation laws, (iii) the Federal Social Security Law, (iv) the Fair Labor Standards Act, and (v) all laws, regulations, rules, guidelines, policies, orders, permits and approvals of any governmental authority relating to environmental matters and/or occupational safety.

29.      Force Majeure.

         Except for payment of the Occupancy Fees and other amounts payable under this Agreement, neither party shall have any liability for its delays or its failure in performance due to fire, flood, explosion, pest damage, power failures, strikes or labor disputes, acts of God, the Elements, war, civil disturbances, acts of civil or military authorities or the public enemy, inability to secure raw materials, transportation facilities, fuel or energy shortages, or other cause beyond its control.

30.      Assignment.

         30.1 The rights and obligations of Licensee under this Agreement shall not be assigned, transferred or sub-licensed, in whole or in part, without the prior written consent of GTE. An assignment, transfer or sub-license of this Agreement by Licensee shall not relieve Licensee of its obligations under this Agreement. Any assignment attempted without the prior written consent of GTE shall be void.

         30.2 GTE shall have the right to assign this Agreement and to assign its rights and delegate its obligations and liabilities under this Agreement, either in whole or in part. GTE shall provide notice to Licensee of any assignment which shall state the effective date thereof. Upon the effective date and to the extent of the assignment, GTE shall be released and discharged from all obligations and liabilities under this Agreement.

         30.3 Neither this Agreement nor any term or provision hereof, nor any inclusion by reference shall be construed as being for the benefit of any person or entity not a signatory hereto.

         30.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

31.      Applicable Law.

         This Agreement, and the rights and obligations contained in it, shall be governed and construed under the laws of the State of ____________ without regard to its conflicts of laws provisions.

32.      Subsequent Law.

         The terms and conditions of this Agreement shall be subject to any and all applicable laws, rules, regulations or guidelines that subsequently may be prescribed by any federal, state or local governmental authority. To the extent required by any such subsequently prescribed law, rule, regulation or guideline, the parties agree to modify, in writing, the affected term(s) and condition(s) of this Agreement to bring them into compliance with such law, rule, regulation or guideline. Should any term of this Agreement be determined by a court or other entity with competent jurisdiction to be unenforceable, all other terms of this Agreement shall remain in full force and effect.

33.      Headings.

         All headings contained in this Agreement are for convenience only and are not intended to affect the meaning or interpretation of any part of this Agreement.

34.      Entire Agreement.

         The terms and conditions of this Agreement supersede all prior oral or written understandings between the parties and constitute the entire agreement between them concerning the subject matter of this Agreement. There are no understandings or representations, express or implied, not expressly set forth in this Agreement. This Agreement shall not be modified or amended except by a writing signed by the party to be charged.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their authorized representatives.

For GTE:                                              For Licensee:

GTE

_______________________________                       _________________________
(Signature of Authorized Agent)                       (Signature of Officer)
(Printed Name of Authorized Agent)                    (Printed Name of Officer)
(Title)                                               (Title)
(Date)                                                (Date)


                                                       ATTEST:

                                                       Corporate Seal (If
                                                       Applicable)

                                EXHIBIT______

                               OCCUPANCY FEES

                                   APPENDIX M
                  RECIPROCAL COMPENSATION FOR CALL TERMINATION

1. This document describes the reciprocal compensation arrangements between DTI and GTE for Local Tariff, Toll and Switched Access Services. The Parties shall compensate each other for transport and termination of such traffic at the rates provided in Appendix D and/or the appropriate Parties' Switched Access Tariff.

2.       Compensation for Call Termination

         A. Reciprocal compensation does not apply in a resale environment.

         B. The following compensation terms shall apply in all cases where DTI purchases GTE's unbundled Local Switching:

              1. For local intra-switch calls between lines connected to GTE's switch where DTI has purchased GTE's unbundled Local Switching, the Parties agree to impose no call termination charges on each other. GTE's Local Switching charge will apply as described below where the call is:

                   (a) Originated by DTI's customer and completed to a GTE customer:

                        (1) (For use of the local switch): Local Switching charge at the originating office will apply to DTI.

                   (b) Originated by DTI's customer and completed to the customer of a Third Party LEC (not affiliated with DTI) using GTE's unbundled Local Switching:

                        (1) (For use of the local switch): Local Switching charge at the originating office will apply to DTI.

                   (c) Originated by DTI's customer and completed to another DTI's customer using GTE's unbundled Local Switching.

                        (1) (For use of the local switch): Local Switching charge at the originating office will apply to DTI.

                   (d) Originated by a GTE customer and terminated to DTI's customer using GTE's unbundled Local Switching.

                        (1) No Local Switching charge will apply.

                   (e)  Originated by the customer of a Third Party LEC
                        (not affiliated with DTI) using GTE's unbundled Local Switching and terminated to DTI's customers using GTE's unbundled Local Switching.

                        (1) No Local Switching charge will apply to DTI.

         2. For Local inter-switch calls where DTI has purchased GTE's unbundled Local Switching.

              GTEs charges will apply to DTI described below where the call is:



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

              (a) Originated from DTI's end-user customer using GTE's unbundled Local Switching and completed to a GTE customer.


                   (1) (For use of the local switch): Local Switching charge at the originating office.

                   (2) a mileage-based transport charge will apply when DTI uses GTE's transport.

                   (3) (For call termination): Charges for local interconnection/call termination, when applicable.

              (b) Originated from DTI's customer using GTE's unbundled Local Switching and completed to a Third Party LEC (not affiliated with DTI) customer using GTE's unbundled Local Switching.

                   (1) (For use of the local switch): Local Switching charge at the originating office.

                   (2) a mileage-based transport charge will apply when DTI uses GTE's transport.

              (c)  Originated from DTI's customer using GTE's unbundled
                   Local Switching and completed to the interconnected network of a Third Party LEC (not affiliated with DTI).

                   (1) (For use of the local switch): Local Switching charge at the originating office.

                   (2) a mileage-based transport charge will apply when DTI uses GTE's transport, and mileage shall be measured between the originating office and the POI of the Third Party's network.

              (d)  Originated from DTI's customer using GTE's unbundled
                   Local Switching and completed to DTI's customer using GTE's unbundled Local Switching.

                   (1) (For use of the local switch): Local Switching charge at the originating office.

                   (2) a mileage-based transport charge will apply when DTI uses GTE's transport.

                   (3) (For use of the local switch): Local Switching charge at the terminating office.

              (d) Originated by a GTE customer and terminated to DTI's customer using GTE's unbundled Local Switching.

                   (1) (For use at local switch): Local Switching Charge at the terminating office.


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

                   (2) (For call termination): DTI shall charge GTE for local interconnection/call termination, when applicable.

              (f) Originated by a customer of a third-party LEC (not affiliated with DTI) using GTE's unbundled Local Switching and terminated to DTI's customer using GTE's unbundled Local Switching.

                   (1) (For use of the local switch): Local Switching charge at the terminating office.

              (g) Originated by a customer of the interconnected network of a third-party LEC (not affiliated with DTI) and terminated to DTI's customer using GTE's unbundled Local Switching.

                   (1) (For use of the local switch): Local Switching charge at the terminating office.

3. For intraLATA toll calls where DTI has purchased GTE's unbundled Local Switching, charges per Unbundled Network Element pricing shall apply as follows:

         A.   Originated by DTI's customer and completed to a GTE customer.

              1. (For use of the local switch): Local Switching charge plus RIC and CCLC (Residual Interconnection Charge) at the originating office.

              2. Shared transport charge between the two offices will apply when DTI uses GTE's transport.

              3. (For call termination): End Office Switching charge at the terminating office (Switched Access Rate).

              4.   RIC and CCLC at the terminating office.

         B. Originated by DTI's customer and completed to the customer of a third-party LEC (not affiliated with DTI) using GTE's unbundled Local Switching in a distant end office.

              1. (For use of the local switch): Local Switching charge plus RIC and CCLC at the originating office.

              2. Shared transport charge between the two offices will apply when DTI uses GTE's transport.

         C. Originated by DTI customer and completed to the network of a third-party LEC (not affiliated with DTI) interconnected with GTE's network.

              1. (For use of the local switch): Local Switching charge, plus RIC and CCLC, at the originating office.

              2. Common transport charge will apply when DTI uses GTE's transport, and mileage shall be measured between the originating office and the POI of the Third Party's network.

              3.   Tandem Switching, where applicable.


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

         D. Originated by DTI's customer and completed by another of DTI's customers being served through GTE's unbundled Local Switching in a distant office.

              1. (For use of the local switch): Local Switching charge plus RIC and CCLC at the originating office.

              2. Shared transport charge between the two offices will apply when DTI uses GTE's transport.

              3. (For use of the local switch): Local Switching charge plus RIC and CCLC at the terminating office.

         E. Originated by a GTE customer and terminated to DTI's customer using GTE's unbundled Local Switching.

              1. (For use of the local switch): Local Switching charge plus RIC and CCLC at the terminating office.

              2.   (For call termination): DTI will charge GTE Local
                   Switching at the terminating office (Switched  Access Rate).

              3. (For call termination): DTI will charge GTE NIC and CCLC at the terminating office.

         F. Originated by the customer of a third-party LEC (not affiliated with DTI) using GTE's unbundled Local Switching in a distant end office and terminated to DTI's customer using GTE's unbundled Local Switching.

              1. (For use of the local switch): Local Switching charge plus RIC and CCLC at the terminating office.


         G. Originated by a customer of the network of a third-party LEC (not affiliated with DTI) interconnected with GTE's network and terminated to DTI's customer using GTE's unbundled Local Switching.

              1. (For use of the local switch): Local Switching charge plus
                 RIC and CCLC at the terminating office.

4. For intrastate Switched Access calls where DTI's is using GTE's unbundled Local Switching for calls originated from or terminated to an IXC for completion:


         a. For calls originated from DTI's customer to DTI's own IXC switch (or that of an affiliate) for completion.

              1. (For use of the local switch): Local Switching charge at the terminating office.

              2.   Originating RIC and CCLC.

              3. GTE will charge DTI's IXC affiliate the following Switched Access elements on a meet-point basis:

                   (a)  Local Transport;

                   (b)  Tandem Switching.

              4. DTI will charge DTI's IXC affiliate the following Switched Access elements on a meet-point basis:

                   (a)  Originating RIC and CCLC;

                   (b)  Local Switching.

         B. For calls originating from DTI's customer to an IXC's switch not affiliated with DTI.

              1. (For use of the local switch): DTI's customer to an IXC's switch not affiliated with DTI.

              2.   Originating RIC and CCLC.

              3. GTE shall charge the non-affiliated IXC for the following originating Switched Access on a meet-point basis:

                   (a)  Local Transport;

                   (b)  Tandem Switching.

              4. DTI will charge the non-affiliated IXC for the following Switched Access elements on a meet-point basis:

                   (a)  Originating RIC and CCLC;

                   (b)  Local Switching.

         C. For calls terminating to DTI's end-user customer from DTI's own IXC switch (or that of an affiliate) for completion.

              1. (For use of the local switch): Local Switching charge at the terminating office.

              2.   Terminating RIC and CCLC.

              3. GTE will charge DTI's IXC (affiliate) the following Switched Access elements on a meet-point basis:

                   (a)  Local Transport;

                   (b)  Tandem Switching.

              4. DTI will charge DTI's IXC (affiliate) for the following Switched Access elements on a meet-point basis:

                   (a)  Terminating RIC and CCLC.

                   (b)  Local Switching.

         D. For calls terminating to DTI's customer from an IXC switch not affiliated with DTI.

              1. (For use of the local switch): Local Switching charge at the terminating office.

              2.   Terminating RIC and CCLC.

              3. GTE shall charge the IXC for the following terminating Switched Access on a meet-point basis:

                   (a)  Local Transport;

                   (b)  Tandem Switching.

              4. DTI will charge IXC for the following Switched Access elements on a meet-point basis:

                   (a)  Terminating RIC and CCLC;

                   (b)  Local Switching.

5. For interstate Switched Access calls where DTI is using GTE's unbundled Local Switching for calls originated from or terminated to an IXC for completion:

         a. For calls originated from DTI's customer to DTI's own IXC switch (or that of an affiliate) for completion.

              1. (For use of the local switch): Local Switching charge at the originating office.

              2.   Originating Residual Interconnection Charge (RIC) and
                   CCL.

              3. GTE shall charge DTI's IXC affiliate for the following originating Switched Access on a meet-point basis:

                   (a)  Local Transport;

                   (b)  Tandem Switching.

              4. DTI will charge DTI's IXC affiliate the following Switched Access elements on a meet-point basis:

                   (a)  Originating RIC;

                   (b)  Originating CCLC;

                   (c)  Local Switching.

         B. For calls originated from DTI's customer to an IXC's switch not affiliated to DTI.

              1. (For use of the local switch): Local Switching charge at the terminating office.

              2.   Originating RIC and CCLC.

              3. GTE shall charge the IXC for the following originating Switched Access on a meet-point basis:

                   (a)  Local Transport;


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
                   (b)  Tandem Switching.

              4. DTI will charge IXC the following Switched Access elements on a meet-point basis:

                   (a)  Originating RIC;

                   (b)  Originating CCLC;

                   (c)  Local Switching.

         C. For calls terminating to DTI's customer for DTI's own IXC switch (or that of an affiliate) for completion.

              1. (For use of the local switch): Local Switching charge at the terminating office.

              2.   Terminating RIC and CCL.

              3. GTE will charge DTI's IXC (affiliate) the following Switched Access elements on a meet-point basis:

                   (a)  Local Transport;

                   (b)  Tandem Switching.

              4. DTI will charge DTI's IXC affiliate the following Switched Access elements on a meet-point basis:

                   (a)  Terminating RIC;

                   (b)  Terminating CCLC;

                   (c)  Local Switching.

         D. For calls terminating to DTI's customer from an IXC switch not affiliated with DTI.

              1. (For use of the local switch): Local Switching charge at the terminating office.

              2.   Terminating RIC and CCL.

              3. GTE will charge the non-affiliated IXC for the following terminating Switched Access on a meet-point basis:

                   (a)  Local Transport;

                   (b)      Tandem Switching.

              4. DTI will charge IXC the following Switched Access elements on a meet-point basis:

                   (a)  Terminating RIC;

                   (b)  Terminating CCLC;

                   (c)  Local Switching.


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

                                  APPENDIX 46A
                                   MCIm TERMS
                        GTE/DTI OPT-IN NEGOTIATION ISSUES


Pursuant to Section 46 of Article III of this Agreement and subject to all of the terms and conditions thereof, and after notice as called for in Section 46, the following MCIm TERMS referred to in Section 46 will be substituted for the GTE TERMS which are set out in Appendix 46B as and when Section 46 calls for them to be substituted. When the MCIm Agreement is selected pursuant to the provisions of Section 46, the parties shall modify this Appendix by replacing the descriptions of issues below with the specific rates and terms and conditions of the selected MCIm Agreement that describes those precise issues are attached hereto as Exhibits to this Appendix.

ARTICLE V, SECTION 1

1.       Telecommunications Services Provided for Resale.

         1.1 At the request of MCIm, and pursuant to the requirements of the Act, and FCC Rules and Regulations, GTE shall make available to MCIm for unrestricted resale, all Telecommunications Services that GTE currently provides or may offer hereafter at retail to subscribers who are not Telecommunications Carriers. Resale shall be unrestricted except as provided herein. GTE shall also provide service functions, as set forth in Section 3.4 of this Article. The Telecommunications Services and service functions provided by GTE to MCIm pursuant to this Article are collectively referred to as "Local Resale."

         1.2 To the extent that this Article describes services which GTE shall make available to MCIm for resale pursuant to this Agreement, this list of services is neither all inclusive nor exclusive. All Telecommunications Services of GTE which are to be offered for resale are subject to the terms herein.

         1.7 GTE shall allow MCIm to initiate "as is transfers" of local exchange Telecommunications Services. For purposes of this
              Section 1.7, an "as is transfer" is the transfer of all the Telecommunications Services and features available for resale that are currently being provided for the specified account without the requirement of a specific enumeration of the services and features on the LSR without interruption of service.

ARTICLE V, SECTION 2

2. No Restrictions on Resale. MCIm may resell to any and all classes of end users Telecommunications Services obtained from GTE under this Agreement and subject to applicable tariffs. GTE will not prohibit nor impose unreasonable or discriminatory conditions or limitations on the resale of its Telecommunications Services. GTE agrees to remove all tariff restrictions which prohibit or limit the aggregation and resale of any such Telecommunications Services, including, but not limited to, CENTREX aggregation, feature and service aggregation, and resale of Telecommunications Services to another reseller. Notwithstanding the foregoing, to the extent that there is a conflict between the terms, conditions and other matters in such tariffs, and any specific provision of this Agreement, the terms and conditions of this Agreement shall control.


         2.1  Restrictions on Resale:


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

              2.1.1 MCIm agrees not to resell Residential Access Lines to non-residential subscribers.

              2.1.2 MCIm may not use an STS switch as a Central Office Switch to provide local exchange services.

         2.2  Services Available for Resale Without an Avoided Cost Discount:

              2.2.1 The following services are available for resale without an avoided cost discount:

                             2.2.1.1   Switched and special access;

                             2.2.1.2   Cellular interconnection;

                             2.2.1.3   Distance learning;

                             2.2.1.4   976 Service;

                             2.2.1.5   Promotional offerings of less than
                                       ninety (90) days;

                             2.2.1.6   TSPS; and

                             2.2.1.7 Existing Individual Case Basis ("ICB") customer specific contracts.

ARTICLE V, SECTION 3

3.       Services Not Available for Resale.

         3.1  The following services are not available for resale:

              3.1.1     Inside Wire maintenance;

              3.1.2     Voice Mail;

              3.1.3     Public pay telephone lines (except as noted in Sections
                        3.2.11 and 3.2.12); and

              3.1.4 Semi-Public pay telephone lines (except as noted in Sections 3.2.11 and 3.2.12).

ARTICLE VI, SECTION 2

2.       Unbundled Network Elements.

         2.1 GTE shall offer Network Elements to MCIm on an unbundled basis on rates, terms and conditions that are just, reasonable, and non-discriminatory in accordance with the terms and conditions of this Agreement.

APPENDIX C, SECTION 1

1.       Services.

         1.1 Local Service Resale. The prices charged to DTI for Local Service shall be calculated using the avoided cost discount applicable in Texas, determined on the basis of the retail rate charged to subscribers for the telecommunications service requested. The interim wholesale discount shall be



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

              22.99% off the applicable retail rate for all GTE services subject to resale. Those services identified in Article V,
              Section 2, will be available for resale without an avoided cost discount. This interim discount shall remain in effect until the Commission determines a permanent wholesale discount in accordance with the Act. Once determined, said wholesale discount shall apply instead of the interim discount for the remaining Term of this Agreement.

         1.2 The prices shall be based on GTE's retail rates (including all promotions and contracts as described I Article V) applicable on the Effective Date, less the applicable discount. If GTE changes its retail rates after DTI executes this Agreement, the applicable discount shall be applied to the retail rates as changed.

              1.2.1     Non-recurring Charges for Resale Services:

                        1.2.1.1 With the exception of the Changeover Service Order Charge, non-recurring charges for Resale Services shall be at the applicable tariffed rate less the avoided cost discount.

                        1.2.1.2   Besides a "changeover" charge, GTE
                                  shall not charge any additional non-recurring charges to switch a customer from GTE to DTI. If a customer changes its service to DTI and orders services in addition to those supplied by its previous local service provider, GTE shall charge DTI the Subsequent Service Order Charge stated in Appendix 44A and no other charges shall apply.

                        1.2.3 PIC change charges shall apply whenever the primary IXC selection for a resale customer is changed by DTI.

         1.3 Unbundled Network Elements. The recurring and non-recurring prices charged to DTI for specific Network Elements are in Attachment I to this Appendix. The prices listed in this Appendix are interim only and are subject to change to conform with the rates for Unbundled Network Elements and non-recurring charges as ordered by the Commission subsequent to the Effective Date of this Agreement. Once the Commission-determined prices are adopted, said prices will be substituted for the interim prices and shall apply for the remainder of the Term of this Agreement, unless otherwise changed by the Commission.

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


            TERMS/PRICES ADOPTED FROM THE MCIm ARBITRATION AGREEMENT

1.     UNBUNDLED LOOP
       2-Wire Loops, per month                                                      $ 25.49
       4-Wire Loops, per month                                                      $ 36.53
       Specially Conditioned Loops                                                  TBD
       Loop Concentrator/Multiplexer                                                TBD
       Feeder                                                                       TBD
       Distribution                                                                 TBD
2.     NETWORK INTERFACE DEVICE
       Basic NID, per line, per month                                               $  1.44
       12xNID, per line, per month                                                  $  2.04
3.     LOCAL SWITCHING
       2-Wire Port, per month                                                       $  4.28
       DS-1 Port, per month                                                         $ 81.15
       End Office Switching, per MOU                                                $  0.004085154
4.     TANDEM SWITCHING
       Tandem Switching, per avg. MOU                                               $  0.001041118
5.     INTEROFFICE TRANSMISSION
       Common Transport
                Transport termination, per termination per MOU                      $  0.00007125
                Transport Facility per MOU per mile                                 $  0.00000221
       Dedicated Transport
                DS-0/Voice Grade Facility per Air-Line-Mile, per month              $  2.60
                DS-1 Facility per Air-Line-Mile, per month                          $  0.97
                DS-1 per Termination, per month                                     $ 31.02
                DS-3 Facility per Air-Line-Mile, per month                          $ 24.50
                DS-3 per termination, per month                                     $315.90
       Multiplexing
                DS-1 to Voice MUX, per month                                        $
                DS-3 to DS-1 MUX, per month                                         $
6.     NONRECURRING CHARGES
       6.1      UNBUNDLED SERVICES
                Element Ordering (loop or port)
                         Initial Element Order, per order                           $ 47.25
                         Transfer of Elements Charge, per order                     $ 16.00
                         Subsequent Element Order, per order                        $ 24.00
                         Customer Service Record Search, per request                $  5.25
                Installation
                         Unbundled Loop, per loop                                   $ 11.00
                         Unbundled Port, per port                                   $ 11.00
                         Loop Facility Charge, per order (*Note 1)                  $ 64.00
       6.2      RESALE SERVICES (*Note 2)
                Initial Service Order per order                      Service Order Charge Primary, each
                Changeover Service Order Charge (*Note 3)            Secondary Service Order Charge


                Subsequent Service Order, per order                  Service Order Charge, Secondary Charge
                Installation, Per Line                               Line Connection Charge, per line
                Outside Facility Connection Charge,                  Premises Visit Charge, each; any
                per order (*Note 4)                                  applicable Line Extension or Special
                                                                     Construction Charges; any other
                                                                     applicable tariffed charges
                PIC Change Charge                                                   $ 4.48

7.     BILLING AND RECORDING                                                        TBD








(*NOTE 1)     The Loop Facility Charge will apply when field work is required for establishment of new unbundled loop service.

(*NOTE 2)     The following charges listed are to be taken from GTE's retail services tariff and are subject to the wholesale discount of 22.99%.

(*NOTE 3)     Not subject to the wholesale discount.

(*NOTE 4)     The Outside Facility Charge will apply when field wok is
              required for establishment of new resale service. The terms, conditions and rules that apply for this work are described in GTE's retail local service tariffs.

                                 APPENDIX 46B
                                  GTE TERMS
                      GTE/DTI OPT-IN NEGOTIATION ISSUES

Pursuant to Section 46 of Article III of this Agreement and subject to all of the terms and conditions of that Section 46, each of the following rates or terms may be replaced or supplemented by the correlative rate or term set forth in the MCIm TERMS listed in Appendix 46A, as and when provided in Section 46 and only until, as long as, and under the conditions prescribed by Section 46.

-        The resale discount and rates in Appendix F.

-        Sections 2.2, 2.3, 3.3, 5.2  and 5.3, or Article VI.

-        Sections 2.1, 2.2 and 2.3 of Article VII.






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